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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7428

Voya Mutual Funds
(Formerly ING Mutual
Funds)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2013 to October 31, 2014

EXPLANATORY NOTE

The Registrant is filing this amendment to its Certified Shareholder Report on Form N-CSR filed with the U.S. Securities and Exchange Commission on January 8, 2015 (the “Report”), to include a revised Growth of $10,000 Initial Investment line graph within the Portfolio Managers’ Report specific to the Voya Diversified Emerging Markets Debt Fund in response to Item 1 (Reports to Stockholders). While the annual reports mailed to shareholders and the electronic version of the annual report posted to the Registrant's website all contained the correct graph, the graph filed on Form N-CSR was incorrect due to a printer error.

Except as otherwise noted above, the Report was accurate and contained all information required per Form N-CSR.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-l under the Act (17 CFR 270.30e-l):

Annual Report

October 31, 2014

Classes A, B, C, I, O, R, R6 and W

Global and International Funds

■	Voya Diversified Emerging Markets Debt Fund
■	Voya Diversified International Fund
■	Voya Global Bond Fund
■	Voya Global Perspectives Fund
■	Voya International Value Equity Fund
■	Voya Multi-Manager International Small Cap Fund
■	Voya Russia Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Leaving safe harbor

Dear Shareholder,

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices. What’s more, falling oil prices have added uncertainty to the global economic outlook and further intensified market volatility.

Volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity; there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

December 18, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2014

In the first half of the fiscal year, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, advanced 6.14%. The Index saw turmoil late in the second half before ending the fiscal year with a gain of 12.19%. (The Index returned 8.67% for the one year ended October 31, 2014, measured in U.S. dollars.)

Global equities ended 2013 at a record high, with investor sentiment having reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases.

There was still plenty to worry about however, and by February 3, 2014, the Index slumped almost exactly 5%. A cold and snowy winter in the U.S. was depressing hiring and other key statistics like durable goods orders and home sales. Yet it took only 18 days to erase the loss, despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea.

With the improvement in the season came a pick-up in U.S. data. Employment reports started to look much better and the October bulletin marked the fifth month in six during which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, prices continued to rise on an annual basis. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 4.6% in the second.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by the lowest labor force participation rate since 1978. Wage growth was sluggish at about 2% annually. Quantitative easing was about to end in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan’s GDP fell 7.1% (annualized) in the second quarter after a rise in the consumption tax rate. But it was the euro zone that was the most problematic. Growth ground to a halt in the second quarter. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing: there was no political consensus and Germany was unequivocally opposed.

The Index actually reached a new peak on September 19, but by October 16 fell 8.2%, roiled by a 4% monthly fall in German industrial production. As in February, the rebound was even faster: the Index recovered the 8.2% in the next two weeks, boosted when the ECB started to buy euro zone covered bonds, a pale shadow of quantitative easing, but a program which might evolve into it. Reasonably good corporate earnings in the U.S. and even Europe also supported equities as did the news on October 30 that U.S. GDP had grown 3.5% annualized in the third quarter. On the last day of the fiscal year sentiment received a final lift when the Bank of Japan substantially raised its quantitative easing target and Japan’s $1 trillion Government Pension Investment Fund (“GPIF”) announced an increased allocation to global equities.

In U.S. fixed income markets, short-term Treasury yields increased while long-term Treasury yields fell over the fiscal year. The Barclays U.S. Treasury Bond Index as a whole returned 2.78% for the period. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds added 4.14%. Interestingly the Barclays U.S. Corporate Investment Grade Bond sub-index gained 6.29% and outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned 5.82% after a sharp loss in September. This may have reflected growing disillusionment with the risk/reward profile of high yield bonds, in the face of possibly improving returns on better quality issues.

U.S. equities, represented by the S&P 500® Index including dividends, soared 17.27% in the fiscal year, to an all-time high reached on October 31. Technology was the top performing sector, returning 29.71%; the worst was energy which only managed a gain of 4.30% as oil prices slumped in the face of increasing supply and faltering demand. Record operating earnings per share for S&P 500® companies in the second and probably third quarters of 2014 were supported by low interest rates, slow wage growth and a high level of share buy-backs.

In currencies, the dollar gained against other major currencies over the twelve months. The dollar jumped 8.46% against the euro, on the U.S.’s much better growth and interest rate increase prospects. The dollar edged up just 0.28% on the pound, which slipped from a multi-year high as the chances of an early interest rate increase receded, but surged 14.19% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the GPIF.

In international markets, the MSCI Japan® Index returned 13.47% for the fiscal year, boosted by the GPIF’s anticipated shift into Japanese equities, and despite the perception that the effect of the government’s ever-intensifying monetary stimulus measures was fading. The MSCI Europe ex UK® Index added 6.54%. The poor economic data referred to above and the lingering conflict in Ukraine depressed markets, which however, were spasmodically supported by the possibility of quantitative easing. Roughly half of the gain came from the strong health care sector. Despite considerably better economic results and prospects, the MSCI UK® Index was much weaker, rising only 0.55%. UK stock indices are not particularly representative of the UK economy: the largest 15 names account for half of the index and include global banks, energy and materials companies. As a group they returned just -0.02%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI DIVERSIFIED results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
JP Morgan Government Bond Index — Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 2,158 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
S&P Developed ex-US SmallCap Index	An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

3

Voya Diversified Emerging Markets Debt Fund	Portfolio Managers’ Report

Target Allocations as of October 31, 2014 (percentage of net assets)
Hard Currency	45%
Local Currency	10%
Corporates	45%
Portfolio holdings are subject to change daily. The Fund can deviate from these tragets based on an assessment of the current market conditions or other factors.

Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt” or the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in debt instruments of, or derivatives having economic characteristics similar to, the debt instruments of issuers in emerging market countries (collectively, “EMD securities”). Though the Fund may make direct investments in EMD securities, it achieves its exposures primarily through investments in other Voya mutual funds (“underlying funds”). The Fund is managed by Brian Timberlake, CFA, Jean-Dominque Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.57% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (“JPM EMBI”) and a composite index which is a blend of 40% JP Morgan Government Bond Index – Emerging Markets Global Diversified, 40% JPM EMBI, and 20% JP Morgan Corporate Emerging Markets Bond Index Diversified (“Composite Index”), which returned 8.55% and 3.79%, respectively for the same period.

Portfolio Specifics: We believed that during the reporting period emerging markets — which once benefited from excess consumption in the developed economies — would continue to feel the effects of reduced consumption and structural declines in the developed markets. Idiosyncratic vulnerabilities — both fundamental and political — were likely to prove challenging, as was the gradual reduction of asset purchases by the U.S. Federal Reserve Board (the “Fed”). Therefore, we entered the period with a cautious view of the emerging markets (“EM”) complex as a whole and a defensive posture in the Fund. We believed that local currency markets would remain under greater pressure than hard currency sovereign and corporate markets.

Emerging markets did indeed enter the period under duress, particularly in January 2014, with political risks escalating across the globe and the United States beginning to unwind its extraordinary level of monetary accommodation. Then U.S. economic data unexpectedly weakened in the throes of brutal winter weather; this served to stabilize U.S. Treasury yields, alleviate dollar strength and temper concerns about the immanence of U.S. interest rate hikes. EM volatility and outflows began to subside in response, and emerging markets experienced a rally that extended from winter into spring. Emerging markets offered attractive relative value in a global environment of low interest rates and ample liquidity from central banks, while the Fed was reassuring investors by clearly explaining its measured pace of reducing accommodation and its intentions for future interest rate hikes. The global search for marginal yield had pushed “spreads” among investment grade corporate bonds, U.S. high yield bonds and peripheral European government debt to their lowest levels since 2008. (“Spread” is the yield difference between such assets as investment grade or high yield corporate bonds and comparable maturity U.S. Treasury securities. Investors demand the spread as compensation for accepting the higher level of credit risk associated with such assets.) Risk appetite among market participants was robust despite escalating tensions between Russia and Ukraine, political flare-ups in the Middle East and potential credit events in Venezuela, Argentina and Portugal.

Risk appetite soured in the latter part of the period. A confluence of geopolitical concerns, slowing global growth, weak commodity prices and the prospect of eventual monetary tightening in the U.S. overwhelmed the supportive effects of central bank liquidity to exert significant pressure on risk assets. A broad-based sell-off in emerging markets fixed income investments ensued. Three countries were responsible for the majority of the negative performance for the broader asset class: the credit spreads of Venezuela, Ukraine and Russia widened materially for idiosyncratic reasons. By the end of the period, however, emerging market sovereign and corporate credit rallied broadly. The Bank of Japan significantly expanded its version of quantitative easing; stabilizing commodity prices and supportive macro data also outweighed messaging from the Fed that interest rate hikes might come sooner than expected. Russia agreed to restart flows of natural gas to Ukraine, which had been halted since June.

The Fund favored hard currency bonds for the majority of the period, with a bias for sovereigns over corporates, which benefited relative results. The allocation to local currency bonds generally detracted from performance. Exposure to local currency bonds was reduced from 16% in December 2013 to 8% January 2014. Nonetheless, owning local currency bonds reduced returns relative to owning hard currency sovereign or corporate bonds. Local currency exposure was particularly detrimental in January as emerging markets sold off sharply on mounting political concerns in Turkey, Ukraine, Russia, Venezuela and Argentina. Markets sold off indiscriminately, resulting in sharp losses across EM currencies. Local currency bonds rallied broadly in February and March, however, as investors isolated the weaker countries and favored those with sound and improving fundamentals. The Fund’s exposure to local currency bonds was increased during that time from 8% to 20%. Hard currency sovereigns and local currency debt performed exceptionally well during the April to June period, eclipsing emerging market corporate bond performance.

The later part of the reporting period was not supportive for risk assets. We saw broad-based risk reduction and sell-offs across markets, which impacted both hard and local currency bonds. A U.S. dollar rally, a rate cut by the European Central Bank (“ECB”), a shift by the Fed to more aggressive intentions for tapering and rate hikes, and a commodity sell-off were powerful drivers of the currency markets toward period-end. Exposure to local currency bonds hurt performance as a result. During summer and fall we reduced the Fund’s allocation to local currency bonds from 20% to 8%, holding a larger weight to corporates than to sovereigns. The asset allocation shift to favor corporates helped offset the negative impacts from sovereigns and local currency debt.

Current Outlook and Strategy: We believe emerging markets will remain vulnerable to weaker global growth, monetary policy tightening and idiosyncratic country developments. In our view, the ECB and Bank of Japan will continue to fight disinflation and can further depreciate their currencies. We believe this will be mildly supportive for interest rate markets. In our view, the external environment is less supportive of spread risk given the uptick in macroeconomic volatility and sell-off in other credit assets. Nevertheless, we continue to view corporate fundamentals as generally stable, and prefer the yield and shorter duration profile of corporate bonds to sovereign bonds. As of period-end, The Fund was overweight corporate bonds (42%) versus hard currency sovereign bonds (38%), with less than 10% allocated to local currency.

*	Effective October 1, 2014, Jean-Dominique Bütikofer was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	Since Inception of Classes A, C, I and W November 2, 2012
Including Sales Charge:
Class A(1)	2.91%	0.16%
Class C(2)	3.73%	0.68%
Class I	5.76%	1.73%
Class W	5.79%	1.69%
Excluding Sales Charge:
Class A	5.57%	1.46%
Class C	4.73%	0.68%
Class I	5.76%	1.73%
Class W	5.79%	1.69%
JPM EMBI	8.55%	3.00%
Composite Index	3.79%	1.11%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Diversified Emerging Markets Debt Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/ or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

5

Voya Diversified International Fund	Portfolio Managers’ Report

Strategic Allocations as of October 31, 2014 (as a percentage of net assets)
International Equity	80%
Emerging Markets	15%
Small Cap	5%

Voya Diversified International Fund (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other Voya mutual funds (“Underlying Funds”) according to target allocations determined by Voya IM. The Fund is managed by Paul Zemsky, CFA, Halvard Kvaale, CIMA, and Derek Sasveld, portfolio managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of -0.47% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned 0.06% for the same period.

Portfolio Specifics: Domestic equities rallied during the reporting period, outperforming most asset classes. International equities trailed their domestic counterparts, generating lesser returns over the same period. Fixed income securities fared well with more speculative asset classes such as high yield performing the best. The Fund is managed to a long-term strategic asset allocation, which differs in some respects from the benchmark. The Fund’s strategic asset allocation consists of MSCI EAFE® 80%, MSCI Emerging Markets 15% and MSCI EAFE Small Cap 5%.

For the reporting period, the Fund underperformed the MSCI ACWI ex-US. One factor was that the Fund’s strategic asset allocation had no allocation to Canadian equities, which were relatively strong over the period, whereas the MSCI ACWI ex-US had about a 7% weighting in that market. Tactical asset allocation detracted from relative performance for the period. In early March we initiated a tactical position in which we sold out of emerging market equities and increased our allocation to developed market international equities. The situation in Russia and Ukraine continued to escalate and economic growth in China began slowing, heightening the perception of risks from emerging markets (“EM”). Given this, we found it prudent to reduce our EM exposure and add exposure to developed market equities. In August, we began unwinding this EM underweight by selling a portion of our overweight position in developed international equities. We continue to have concerns about the ability of emerging market companies to increase their profitability longer term, and therefore maintain a modest underweight to the asset class.

Underlying manager performance was generally helpful to Fund performance over the period. Outperformance was led by Voya International Core Fund and the Voya Multi-Manager International Small Cap Fund as both funds outperformed their respective benchmarks and contributed to performance over the period. The Voya Multi-Manager International Equity Fund slightly underperformed its benchmark and had a modest negative impact on the Fund. The Voya Multi-Manager Emerging Market Equity Fund significantly underperformed its benchmark over the period and thus was a significant headwind against Fund performance.

Current Strategy and Outlook: While the U.S. Federal Reserve Board concluded its asset-purchase program in late October, the Bank of Japan surprised markets just days later by expanding its accommodation efforts. European policy remained on hold, but dovish comments from European Central Bank (“ECB”) President Draghi lifted markets on speculation that the ECB’s current asset purchase program would be broadened. Economic data out of China continue to suggest a managed deceleration, but we believe both fiscal and monetary policy intentions look set to remain accommodative into year-end. In our view, the focus of markets globally continues to be on rising interest rates and the anticipated monetary policy decisions by central banks around the world. We believe that international equities will continue to rebound in the intermediate term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

Portfolio Managers’ Report	Voya Diversified International Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	Since Inception of Classes A, B, C and I December 21, 2005	Since Inception of Class O June 4, 2008	Since Inception of Class R December 12, 2006	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	-6.18%	4.71%	2.21%	—	—	—
Class B(2)	-6.09%	4.81%	2.13%	—	—	—
Class C(3)	-2.13%	5.13%	2.11%	—	—	—
Class I	-0.19%	6.21%	3.12%	—	—	—
Class O	-0.38%	5.95%	—	-0.60%	—	—
Class R	-0.67%	5.69%	—	—	0.37%	—
Class W	-0.19%	6.21%	—	—	—	0.63%
Excluding Sales Charge:
Class A	-0.47%	5.95%	2.89%	—	—	—
Class B	-1.14%	5.14%	2.13%	—	—	—
Class C	-1.15%	5.13%	2.11%	—	—	—
Class I	-0.19%	6.21%	3.12%	—	—	—
Class O	-0.38%	5.95%	—	-0.60%	—	—
Class R	-0.67%	5.69%	—	—	0.37%	—
Class W	-0.19%	6.21%	—	—	—	0.63%
MSCI ACWI ex-US	0.06%	6.09%	4.35%	0.35%	2.01%	1.49%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The

Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

7

Voya Global Bond Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2014 (as a percentage of net assets)
United States	67.7%
Germany	7.8%
Cayman Islands	3.3%
Austria	2.9%
United Kingdom	2.6%
Mexico	2.3%
Brazil	2.0%
Colombia	1.8%
Russia	1.3%
Netherlands	1.2%
Countries between 0.1%-0.9%^	13.4%
Liabilities in Excess of Other Assets*	(6.3)%
Net Assets	100.0%
* Includes short-term investments and purchased options.
^ Includes 38 countries, which each represents 0.1%-0.9% of net assets.
Portfolio holdings are subject to change daily.

Voya Global Bond Fund (“Global Bond” or the ‘‘Fund’’) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Christine Hurtsellers, CFA, and Brian Timberlake, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.72% compared to the Barclays Global Aggregate Index (“BGA Index”), which returned 0.22% for the same period. Class A shares provided a total of $0.42 per share of return of capital for the year ended October 31, 2014.

Portfolio Specifics: The period began inauspiciously with continued dysfunction in Washington that resulted in a partial U.S. government shutdown and the looming consequences of a sovereign debt default over the decision to raise the debt ceiling. Though the impasse in Washington would eventually clear, a brutal winter obscured an otherwise positive forecast for U.S. economic growth in the first half of 2014. Meanwhile, the U.S. Federal Reserve Board (the “Fed”) announced it would reduce the scope of its quantitative easing effort by $10 billion per month in December, but continued to reinforce its intention to provide ample liquidity and maintain federal funds at near-zero levels for the foreseeable future, given slack in the labor markets and a benign inflation outlook. GDP expectations in the United States for the second half of the year began to increase after shaking off the chill of winter, as the Fed continued its “measured pace” of tapering asset purchases and policy normalization, but conditions outside U.S. borders remained tenuous for the remainder of the period.

The European Central Bank grew more accommodative throughout the period by cutting rates and implementing targeted longer-term refinancing operations in the face of a sluggish economy, troubling unemployment levels and persistent deflationary pressures. Tensions between Russia and Ukraine intensified; Iraq descended into internal chaos, while the long-running Israeli/ Palestinian conflict flared up. Portugal found itself a source of global panic only two months after it emerged from its international bailout program, as one of its largest lenders missed some debt payments. With the U.S. now leading the charge to unwind its extraordinary accommodation, emerging markets became relatively less attractive. Several central banks were quick to action in defense of their currencies, but the tighter financial conditions necessary to bolster local currencies had a dampening effect on growth. Economic expansion in the emerging markets would prove challenging in 2014, particularly in light of weak developed market demand, deflationary fears in Europe, falling commodity prices and China’s economic cooling.

Top Ten Holdings as of October 31, 2014 (as a percentage of net assets)
Deutsche Bundesrepublik Inflation Linked Bond, 0.100%, 04/15/23	5.1%
United States Treasury Note, 2.375%, 08/15/24	4.6%
Austria Government Bond, 1.650%, 10/21/24	2.9%
Bundesrepublik Deutschland, 2.500%, 08/15/46	2.3%
United States Treasury Bill, 1.500%, 10/31/19	2.1%
Fannie Mae, 3.000%, 09/25/42	2.0%
Fannie Mae, 4.500%, 11/15/35	1.9%
United Kingdom Gilt, 3.250%, 01/22/44	1.5%
Fannie Mae, 3.500%, 12/15/40	1.5%
Fannie Mae, 4.000%, 08/25/40	1.5%
Portfolio holdings are subject to change daily.

Market concern regarding the end of quantitative easing and the timing of interest rate hikes in the U.S. resulted in heightened volatility in “spread” markets — i.e., securities such as corporate bonds or mortgage-backed securities, whose yields are measured by their differences from equivalent-maturity U.S. Treasury securities. Nonetheless, global interest rates and U.S.-dollar denominated assets were bolstered by heightened geopolitical risk and the expectation of a prolonged period of accommodation from global central banks; e.g., with the Bank of Japan (“BoJ”) significantly expanding its version of quantitative easing at the end of October.

The Fund maintained a U.S.-centric bias throughout the period, which was expressed through overweights in a variety of spread sectors — notably U.S. high yield bonds and commercial mortgage-backed securities (“CMBS”), as well as dollar-denominated emerging market (“EM”) sovereign and corporate bonds. While these asset classes were not immune to the volatility that occurred later in the period — with the most acute spread widening occurring during September and October — the decision to be overweight spread sectors was additive to relative results. The Fund benefited from its exposure to high yield bonds, which produced positive returns thanks to positive factors such as strong corporate fundamentals and low default expectations combined with a supportive technical backdrop (i.e., low new issuance). CMBS continued to benefit from resilient underlying

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

Portfolio Managers’ Report	Voya Global Bond Fund

fundamentals, the housing recovery and a supply/ demand balance tilted strongly in favor of sellers. An overweight exposure to EM hard currency, sovereign and corporate debt was additive, particularly in May, as positions with exposure to Russian and Ukrainian turmoil rebounded from distressed prices. We were generally positioned in more conservative, lower market-risk issues, avoiding Brazil, South Africa and India.

The Fund was generally overweight the U.S. dollar versus other G10 developed market currencies, including the euro and Japanese yen, with minimal exposure to EM currencies. Being underweight the euro was a detractor earlier in the period, but the position proved beneficial when the euro began to fall versus the dollar in September, as deflation threats in the euro zone pushed the European Central Bank to announce extreme easing measures such as negative interest rates and an asset-backed purchase program. The decision to be underweight the yen also proved beneficial, particularly at the very end of the period, in light of the BoJ’s surprise announcement to significantly expand its version of quantitative easing.

The Fund’s interest rate posture contributed significantly to outperformance versus the benchmark for the period. Fund duration, i.e., interest rate sensitivity, was overweight versus the benchmark through the first half of the reporting period; primarily in New Zealand, Australia and the UK. In contrast, the Fund was underweight in European sovereign and peripheral debt, which detracted from relative results as the European core and periphery rallied due to easing actions by the European central bank. Being overweight in Australia and New Zealand, however, contributed to results. We thought the expectations of rate hikes were too aggressive, and were ultimately proven right as the outlook for global economic growth weakened and commodity prices declined. As the period progressed, we moved to an underweight position relative to the benchmark, concentrated in U.S. duration and sought out opportunities to buy protection against significantly higher U.S. rates through option positions. These positions have little impact on the Fund’s duration, but potentially would work to naturally shorten Fund duration in the event of a significant interest rate sell-off.

Current Strategy and Outlook: Given a global economic slowdown and prolonged central bank accommodation, we maintain a bias for U.S.-dollar denominated assets tied to stable corporate fundamentals, the housing recovery and the U.S. consumer. The Fund remains overweight spread assets such as high yield bonds, CMBS and non-agency mortgages, all of which are now trading at, what we believe to be more attractive levels and provide attractive compensation for credit risks with wider than typical spreads for this phase of the cycle. In our view, a turn to a default cycle does not appear imminent, and U.S. growth remains resilient despite global pressures. We believe the Fed will remain very patient in its eventual normalization of monetary policy, keeping financial conditions quite easy for the U.S. economy. EMs will remain vulnerable; we continue to favor corporates over sovereigns, with a bias for hard currency issues over local currency.

From a duration perspective, heightened volatility in global rates markets reflects increased uncertainty about the impact of decelerating global economic growth and disinflationary pressures in Europe. While we expect higher U.S. interest rates as the first Fed rate hike eventually draws closer, we believe the move will be restrained by the Fed’s reluctance to hike rates prematurely, U.S. dollar strength and a yield that handily eclipses that of global alternatives such as German bonds and Japanese government bonds. In Europe, peripheral yields have been diverging from core Europe; Spain, Italy, Portugal and Greece all have come under pressure, while the German ten-year bond has hit fresh all-time lows. We believe global monetary policy remains extremely easy, contributing to demand for high-quality government bonds even at very low interest rates. This demand may ebb, however, for longer-duration U.S. Treasury bonds if growth or inflation takes firmer hold.

In our view, the relative strength of the U.S. economy and the potential for higher U.S. yields will continue to support the dollar versus other major currencies, furthered by the expectation of prolonged central bank accommodation globally. We remain overweight the dollar versus the euro and yen, and continue to approach EM currencies on a tactical and defensive basis given the downturn in commodity prices.

We will continue to seek out cheap protection against tail risks, particularly through options on interest rate and currency exposures. Volatility implied by the prices of options is likely to increase in any significant market move, whether induced by anticipation of Fed funds rate hikes or by deterioration in global growth.

9

Voya Global Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	Since Inception of Classes A, B, C and I June 30, 2006	Since Inception of Class O June 4, 2008	Since Inception of Class R August 5, 2011	Since Inception of Class R6 May 31, 2013	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	-0.81%	2.27%	5.67%	—	—	—	—
Class B(2)	-3.93%	1.68%	5.48%	—	—	—	—
Class C(3)	0.06%	2.02%	5.51%	—	—	—	—
Class I	2.01%	3.09%	6.67%	—	—	—	—
Class O	1.77%	2.80%	—	5.08%	—	—	—
Class R	1.49%	—	—	—	0.96%	—	—
Class R6	2.03%	—	—	—	—	2.53%	—
Class W	1.93%	3.05%	—	—	—	—	4.73%
Excluding Sales Charge:
Class A	1.72%	2.79%	6.29%	—	—	—	—
Class B	0.96%	2.00%	5.48%	—	—	—	—
Class C	1.04%	2.02%	5.51%	—	—	—	—
Class I	2.01%	3.09%	6.67%	—	—	—	—
Class O	1.77%	2.80%	—	5.08%	—	—	—
Class R	1.49%	—	—	—	0.96%	—	—
Class R6	2.03%	—	—	—	—	2.53%	—
Class W	1.93%	3.05%	—	—	—	—	4.73%
BGA Index	0.22%	2.59%	4.76%	3.51%	0.82%	1.97%	3.79%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%. Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

10

Portfolio Managers’ Report	Voya Global Perspectives Fund

Target Allocations as of October 31, 2014 (percent of net assets)
U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Portfolio holdings are subject to change daily.

Voya Global Perspectives Fund (“Global Perspectives” or the “Fund”) seeks total return. Under normal market conditions, the sub-adviser invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Doug Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities; approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.56% compared to the 8.80% return of the S&P Target Risk Growth Index and the 7.59% return of the Fund’s composite index.

Portfolio Specifics: The Fund underperformed the S&P Target Risk Growth Index for the reporting period, primarily due to its underweighting of U.S. large cap equities and its overweighting of emerging market equities compared to the S&P Target Risk Growth Index. Further detracting from relative performance was the Fund’s allocation to global bonds, an asset class which is not part of the S&P Target Risk Growth Index and which lagged other asset classes.

Partially offsetting these negative effects, relative performance benefited from the Fund’s very small allocation to low yielding cash and near-cash securities compared to the Composite Index and from its underweighting in non-US developed market equities which performed poorly compared to US equities.

The performance of the Fund’s Underlying Funds detracted over all. The worst example for the period was Voya Core Equity Research Fund, representing U.S. large cap equities, which significantly underperformed the S&P 500 index, which represents U.S. large cap equities in the S&P Target Risk Growth Index. Similarly the Voya MidCap Opportunities Fund, representing US mid-cap equities, underperformed the S&P Mid-Cap 400 index.

In contrast, the Voya Intermediate Bond Fund outperformed the Barclays US Aggregate Bond index and the Voya International Core Fund outperformed the MSCI EAFE® index. These indices represent respectively U.S. investment grade bonds and non-US developed market equities in the S&P Target Risk Growth Index.

Despite the disappointing result over all, the Fund benefited from being positioned at our base allocation throughout the period, fully invested in equities consistent with our fundamental model’s positive signal. A defensive allocation will be implemented only when our fundamental model has a negative signal. At the base allocation each Underlying Fund is approximately equally weighted within the broad globally diversified portfolio of equity and debt securities. Therefore, under the base allocation, all Underlying Funds will have approximately a 10% weighting.

Current Outlook and Strategy: In our view, the global economic expansion remains intact despite challenges. Rising interest rates, geopolitical risks and a global slowdown have been the dominant concerns in 2014. We believe fundamentals remain strong, however, signaling good news for the U.S. economy; the U.S. dollar has gained strongly against most major currencies. Lower oil and gas prices are contributing to a positive economic backdrop for consumers as we head into the holiday season, and in our view, central bank monetary stimulus from Japan, Europe and China are likely to be a positive for markets through year-end and into 2015. Risks and opportunities are evident as this broadening of the global economic expansion continues to be fueled by improvements in worldwide manufacturing and the global consumer, as well as by tectonic shifts in energy, technology, and global trade and frontier markets.

Our strategy seeks effective diversification through broad global allocations to equity and fixed income investments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

Voya Global Perspectives Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	Since Inception of Class A, C, I, R, and W March 28, 2013
Including Sales Charge:
Class A(1)	-0.54%	3.46%
Class C(2)	3.73%	6.60%
Class I	5.83%	7.62%
Class R	5.34%	7.11%
Class W	5.93%	7.68%
Excluding Sales Charge:
Class A	5.56%	7.38%
Class C	4.73%	6.60%
Class I	5.83%	7.62%
Class R	5.34%	7.11%
Class W	5.93%	7.68%
S&P Target Risk Growth Index	8.80%	10.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Perspectives Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

12

Portfolio Managers’ Report	Voya International Value Equity Fund

Geographic Diversification as of October 31, 2014 (as a percentage of net assets)
Japan	21.3%
France	14.0%
United Kingdom	14.0%
Switzerland	11.7%
Netherlands	8.6%
Germany	6.9%
Australia	4.0%
Italy	3.5%
Denmark	2.5%
Sweden	2.2%
Countries between 0.7%-2.2%^	10.0%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 8 countries, which each represents 0.7%-2.2% of net assets.
Portfolio holdings are subject to change daily.

Voya International Value Equity Fund* (“International Value Equity” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Martin Jansen, Joseph Vultaggio and David Rabinowitz, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.**

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.33% compared to the MSCI EAFE® Index which returned -0.60% for the same period.

Portfolio Specifics: International equity markets rose through June of the reporting period, but corrected significantly between early July and mid-October. Ebbing momentum of the fragile European economic recovery and a material growth slowdown in major emerging economies and fears of the looming interest rate hikes in the United States in 2015 were the primary drivers of this weakness. In Japan, the April sales tax increase impacted the economy more harshly than expected. Additional monetary easing measures announced in Europe and Japan in October helped assuage fears of a renewed recession, which set the stage for a market recovery in the second half of October.

The Fund outperformed the MSCI EAFE® Index. Performance was driven by security selection, particularly in the telecommunications, financials and energy sectors. Conversely, security selection in the materials and industrials sectors detracted the most from relative performance, and the only negatively performing sectors for the period. From a sector allocation perspective, the Fund’s residual cash position detracted from performance.

Among the top individual contributors to performance were overweight positions in Ajinomoto Co., Inc., Statoil ASA and OMRON Corporation. Japanese food producer Ajinomoto Co., Inc. benefited from the acquisition of Windsor Quality Holdings, a U.S. frozen food maker, which has the pontential to boost sales, along with cost synergies to create a high margin portfolio. Statoil ASA, an integrated oil company, benefited from management announcing definitive return and growth targets that tied together the benefits of exploration success with an improving operational outlook. OMRON Corporation saw its stock react well to strong first quarter (“1Q”), fiscal year 2015 earnings and raised first half year guidance, highlighting a strong industrial automation business. The company continued its performance with a strong second quarter (“2Q”), while raising guidance for the full year and announcing its intentions of an increased dividend and share repurchase.

Among the largest individual detractors from performance were overweight positions in Arkema SA, CNH Industrial NV and Noble Corporation PLC. Arkema SA, a French chemical manufacturer, underperformed after it missed analysts’ 2Q earnings expectations. The level of guidance downgrade for 2014 earnings was larger than expected. CNH Industrial NV, an Italian manufacturer of agricultural equipment, underperformed after a weak 1Q and reduced guidance. Additionally, during a capital markets day, management laid out their five-year financial targets and got a mixed reception. Diversified oil and gas service provider Noble Corporation PLC. underperformed after investors’ reacted to management’s comments early in the year about the industry experiencing a short pause in the cycle, despite reporting earnings that were mostly in line.

Top Ten Holdings as of October 31, 2014 (as a percentage of net assets)
Royal Dutch Shell PLC - Class A	3.4%
Novartis AG	3.2%
Roche Holding AG - Genusschein	2.9%
Total S.A.	2.8%
BHP Billiton Ltd.	2.1%
Toyota Motor Corp.	2.0%
Japan Tobacco, Inc.	1.9%
Nestle S.A.	1.9%
Bayer AG	1.8%
British American Tobacco PLC	1.8%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, international developed stocks have modest upside potential from current levels. While we believe that the banking crisis in Europe has been substantially resolved, economic recovery is proving more elusive than market participants had hoped. Renewed quantitative easing measures by the European Central Bank can be expected to result in a modest recovery in 2015. In Japan, the sales tax increase implemented in April of this year had a much larger negative impact on consumption than anticipated. An additional hike in October 2015 is being postponed, while the Japanese Central Bank has enlarged its quantitative easing measures. Emerging economies have seen a marked growth deceleration in the past year, and are now, in our view, generally dependent on growth accelerating in the developed world; a stabilization and a slight recovery is in prospect for 2015. We believe the Fund is well diversified across both geographic regions and economic sectors; we continue to favor well-capitalized stocks with what we believe to be unrecognized value.

*	Effective December 1, 2014, the Fund will be known as Voya Global Value Advantage Fund.
**	On September 12, 2014, the Funds Board of Trustees approved a change with a respect to the Fund’s name, investment objective, principal investment strategies, benchmark and portfolio management team. These changes will be effective on December 1, 2014.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

Voya International Value Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class I September 6, 2006	Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	-4.50%	5.98%	8.35%	—	—
Class B(2)	-4.41%	6.13%	8.21%	—	—
Class C(3)	-0.42%	6.44%	8.21%	—	—
Class I	1.58%	7.55%	—	7.52%	—
Class W	1.59%	7.52%	—	—	8.67%
Excluding Sales Charge:
Class A	1.33%	7.24%	8.99%	—	—
Class B	0.59%	6.45%	8.21%	—	—
Class C	0.58%	6.44%	8.21%	—	—
Class I	1.58%	7.55%	—	7.52%	—
Class W	1.59%	7.52%	—	—	8.67%
MSCI EAFE® Index	-0.60%	6.52%	5.81%	2.43%	8.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Value Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to

www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Prior to November 30, 2012, the Fund was advised by a different sub-adviser.

14

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Geographic Diversification as of October 31, 2014 (as a percentage of net assets)
Japan	30.4%
United Kingdom	15.7%
Germany	7.5%
Canada	7.3%
France	4.6%
Switzerland	4.0%
Australia	3.5%
Italy	3.0%
South Korea	2.4%
Belgium	2.4%
Countries between 0.0%-1.7%^	17.3%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 31 countries, which each represents 0.0%-1.7% of net assets.
Portfolio holdings are subject to change daily.

Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Wellington Management Company, LLP. (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, and Constantine P. Papageorgiou, Ph.D., CFA, Senior Vice President and Senior Portfolio Manager, , all Portfolio Managers of the Sleeve that is managed by Acadian; and Simon H. Thomas, Portfolio Manager, and Daniel Maguire, CFA, Equity Research Analyst, of the Sleeve that is managed by Wellington.

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.03% compared to the S&P Developed ex-US SmallCap Index and the MSCI EAFE® Small Cap Index, which returned -0.42% and -2.02%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-US SmallCap Index by approximately 391 basis points (3.91%) for the year ended October 31, 2014, as gains from stock selection were joined with value added from country allocations. With regard to stock selection, key sources of positive active return included positions in France, Japan and Korea. Top-performing holdings within these markets were French video game developer Ubisoft Entertainment SA, Japanese trading company Kanematsu Corp. and Korean payment solutions provider Nice Information & Telecommunication Inc. Stock selection was less successful in the U.K., with a holding in oil and gas explorer EnQuest PLC proving costly to return. With respect to country allocations, key sources of value added included opportunistic exposures to India, South Africa and Taiwan. An underweight position in Switzerland and an overweight position in Germany detracted from these gains. Sector allocations yielded negative results, largely due to the Sleeve’s overweight position in the energy sector and underweight position in the financials sector.

Wellington Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index by approximately 131 bps (1.31%) for the year ended October 31, 2014. Stock selection and allocation among sectors drove underperformance during the period.

The Sleeve benefitted from positive security selection within the health care and industrials sectors, but this was more than offset by negative selection within the consumer discretionary, consumer staples and information technology sectors. Sector allocation, a fall-out of the bottom-up stock selection process, also detracted particularly due to underweight allocations to consumer staples and utilities, and an overweight allocation to energy. An overweight to the health care and an underweight to consumer discretionary helped relative results. From a regional perspective, an underweight to and security selection within the UK, as well as security selection within Emerging Markets and Pacific Developed ex-Japan were the primary drivers of underperformance. This was partially offset by positive results from an overweight to and security selection within Japan, as well as an underweight to Developed Pacific ex-Japan.

Top Ten Holdings as of October 31, 2014* (as a percentage of net assets)
UbiSoft Entertainment	0.9%
Teleperformance	0.9%
Interserve PLC	0.9%
Kanematsu Corp.	0.8%
Zenkoku Hosho Co. Ltd.	0.8%
Yuasa Trading Co., Ltd.	0.8%
Mitsubishi UFJ Lease & Finance Co., Ltd.	0.8%
Jungheinrich AG	0.7%
Mears Group PLC	0.7%
Kongsberg Gruppen AS	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Top detractors from relative performance included UK-based retailer of baby-related clothing and educationally-oriented toys Mothercare, Russia-based food retailer O’Key Group, and Australia-based vocational education and training services company Vocation. Top contributors to relative performance during the period included Japan-based pharmaceutical company Nippon Shinyaku, Japan-based manufacturer of wafers used to make semiconductor chips Sumco, and Japan-based credit guarantee company for real estate and education loans Zenkoku Hosho.

Current Strategy and Outlook: Acadian Sleeve — The Sleeve’s strategy is to remain consistently positioned with exposure to stocks we believe have attractive valuation, supported by price momentum, financial quality and improving earnings. We believe the Sleeve’s current positioning, driven largely by bottom-up stock selection, is well-diversified and includes overweight positions in Canada, Japan and Germany. The Sleeve also maintains opportunistic exposures to several emerging markets, including India, Taiwan and South Africa. The Sleeve’s underweight positions include the U.K., Australia, Switzerland and Spain. At the sector level, the Sleeve has a current emphasis on information technology, industrials and energy and is underweight financials, consumer staples and healthcare.

Wellington Sleeve — Regardless of the market environment, our investment process continues to prioritize intensive fundamental bottom-up research to select what we believe to be high quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside protection and overall performance over time.

The Sleeve ended the period with overweight exposures to health care, industrials and financials stocks. The Sleeve was underweight the consumer discretionary, consumer staples and utilities sectors at the end of the period. Regionally, the Sleeve ended the period most overweight Japan and Emerging Markets, while most underweight to Developed Pacific ex-Japan, Developed Europe and the UK.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

15

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class I December 21, 2005	Since Inception of Class O June 4, 2008	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	-5.71%	8.39%	7.03%	—	—	—
Class B(2)	-5.55%	8.68%	6.95%	—	—	—
Class C(3)	-1.60%	8.96%	6.97%	—	—	—
Class I	0.53%	10.21%	—	5.15%	—	—
Class O	0.14%	9.79%	—	—	1.47%	—
Class W	0.37%	10.06%	—	—	—	3.09%
Excluding Sales Charge:
Class A	0.03%	9.68%	7.67%	—	—	—
Class B	-0.61%	8.97%	6.95%	—	—	—
Class C	-0.62%	8.96%	6.97%	—	—	—
Class I	0.53%	10.21%	—	5.15%	—	—
Class O	0.14%	9.79%	—	—	1.47%	—
Class W	0.37%	10.06%	—	—	—	3.09%
S&P Developed ex-US Small Cap Index	-0.42%	9.23%	8.20%	6.13%	2.67%	3.84%
MSCI EAFE® Small Cap Index	-2.02%	8.86%	7.40%	4.28%	3.10%	4.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charge.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to

www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser. Prior to April 14, 2013, the Fund was advised by a different sub-adviser.

16

Portfolio Managers’ Report	Voya Russia Fund

Sector Diversification as of October 31, 2014 (as a percentage of net assets)
Energy	39.9%
Consumer Staples	14.6%
Materials	14.1%
Financials	11.8%
Information Technology	7.0%
Telecommunication Services	5.6%
Health Care	0.9%
Assets in Excess of Other Liabilities*	6.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Renat Nadyukov and Nathan Griffiths, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.*

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of -19.89% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned -23.35% and -21.34%, respectively, for the same period.

Portfolio Specifics: The Russian equity market remained volatile over the reporting period. Market performance was driven by a 21% decrease in the price of Brent crude oil, a prolonged conflict in Ukraine and the introduction of sanctions against Russian individuals and companies. This unprecedented combination of events resulted in slower economic growth, higher cost of capital, lower investments, sharp currency devaluation and deterioration of future growth prospects. Private consumption cooled down and industrial production increased as a result of import substitution. During the period, international financial markets became effectively closed for Russian companies and the Central Bank of Russia continued increasing interest rates to stabilize domestic currency and fight inflation. The ruble lost 41% versus the U.S. dollar from November 1, 2013 to December 17, 2014, and contributed to rising inflation, which decreased the purchasing power of the Russian population.

In this challenging environment, the Fund outperformed both of its benchmarks for the reporting period, mainly due to sector allocation. In particular, the Fund’s allocation to consumer staples and an underweight to telecommunication services proved positive. The Fund gained the most from an overweight allocation to consumer staples, as we continued to invest and the sector benefited from private consumption. The Fund lost the most from an underweight allocation to materials. Nevertheless, stock selection in materials offset most of the drag from allocation; and along with stock selection among financials contributed the most to relative results. Stock selection in energy and telecommunication services proved negative.

Top three individual stock contributors to performance were our long-term overweight positions in Surgutneftegas OJSC (“Surgutneftegas”) and Magnit PJSC (“Magnit”), together with an underweight position in Federal Grid Co. of Unified Energy System OJSC. During the period, Magnit, a leading Russian food retail chain, continued to show exceptionally strong operational results and maintained high margins. Surgutneftegaz, a Russian oil company, benefited from currency gains on a large dollar-denominated cash position on its balance sheet due to ongoing ruble depreciation. Our underweight position in RusHydro OJSC, a Russian state-owned utility company, was the biggest detractor as we remained underweight due to excessive government regulation and a lack of alignment of our interests with interests of a majority shareholder. Our underweight position in Severstal OAO (“Severstal”), a leading Russian steel company, proved negative as the conflict in Ukraine removed Ukrainian steel exports from the Russian domestic market and Severstal announced the sale of its large U.S. steel division with intentions to distribute proceeds from the divestment to company’s shareholders. Another significant detractor was Eurasia Drilling Company Ltd., which also was impacted by falling oil prices.

Current Outlook and Strategy: We remain cautious about Russian equities in the short term. We believe Western sanctions will continue to hurt the Russian economy’s growth prospects. We do not foresee a swift removal of sanctions by the United States or the European Union (“EU”). However, the EU remains dependent on Russian energy and might consider softening sanctions sooner rather than later in the absence of further escalations in Eastern Ukraine.

Considering the recent downgrades of Russia’s 2015 economic growth forecast, the closed international capital markets and the elevated geopolitical risks, we do not think the Russian government will pursue economic reform. We believe the pending criminal investigation of past privatization deals in the ongoing case of Bashneft OJSC, a Russian oil company, could shatter the fragile business confidence in Russia and drive scarce private capital out of the country.

Top Ten Holdings as of October 31, 2014* (as a percentage of net assets)
Lukoil OAO ADR	11.4%
Surgutneftegas OJSC	11.2%
Magnit OAO	9.1%
Sberbank of Russia ADR	5.5%
Magnit PJSC GDR	5.5%
Gazprom OAO ADR	4.7%
MMC Norilsk Nickel ADR	4.7%
MegaFon OAO GDR	4.7%
Moscow Exchange MICEX-RTS OAO	4.5%
Alrosa AO	4.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Central Bank of Russia has hiked interest rates to 17% and increased liquidity provisions in December to stabilize the Ruble and fight what increasingly looks like double digit inflation. It subsequently announced a series of broad measures to stabilize and support the Russian financial system. While the latest measures to support the financial system are positive, albeit less than perfect, long-term effects of the interest rate hike are negative for future economic activity. On the other hand, we believe higher interest rates offered to depositors could attract more Ruble savings into the banking system and help to avoid potentially an even more severe banking crisis.

We believe a sharp fall in the value of the Russian currency could result in a significant decrease in the market value of the Fund’s investments. Falling oil prices and Western sanctions are among main drivers of the recent Ruble depreciation. We do not believe that Russia faces a threat of default in the short-term given large foreign reserves and a trade surplus. Nevertheless, we believe any unusually high velocity and trajectory of the potential further drop in the Ruble could put pressures on rating agencies to review Russia’s sovereign credit ranking. Another reason for a review of Russia’s credit rating could be introduction of capital controls. We remain skeptical of the de-jure introduction of capital controls at this stage. We believe that the Russian government has other tools at its disposal to manage foreign currency operations by financial market participants and avoid official introduction of capital controls.

Our base case scenario remains that Russia is unlikely to invade Ukraine and retaliate against Western sanctions by prohibiting foreign investments and introduction of capital controls. However, we do not rule out these actions as we believe the situation in Ukraine remains highly uncertain and diplomatic efforts to stabilize it have proved ineffective.

The Fund continues to invest in companies where we believe our interests are aligned with interests of a majority shareholder and companies that we believe are well positioned to benefit from a weakening ruble and competitive global cost base. We currently prefer exporters and domestic companies that potentially are more resilient to the coming slowdown in consumer spending. Among consumption driven sectors, we are emphasizing our long-term investments in consumer staples companies that have a proven track record of operational efficiency and lower sensitivity to a decrease in discretionary spending. In the energy sector, which is traditionally dominated by the state-owned companies, we seek exposure to companies that we believe have a better quality of capital allocation and maintain a healthy balance between a greater consideration of state interests and assurance of current ownership rights. The Fund seeks to maintain a balanced position in the Russian energy sector without favoring future growth projects over existing production assets.

*	On September 12, 2014, the Board approved the reclassification of the investment objective of Russia from “fundamental” to “non-fundamental” and a change in the investment objective. If the reclassification of the investment objective is approved by shareholders, the Fund’s new investment objective would be to seek long-term capital appreciation. The investment objective would be effective immediately upon shareholder approval of the reclassification.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

17

Voya Russia Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class I September 30, 2009	Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	-24.49%	-2.16%	6.44%	—	—
Class I	-19.80%	-0.77%	—	0.11%	—
Class W	-19.74%	—	—	—	-9.66%
Excluding Sales Charge:
Class A	-19.89%	-0.99%	7.08%	—	—
Class I	-19.80%	-0.77%	—	0.11%	—
Class W	-19.74%	—	—	—	-9.66%
RTS Index	-23.35%	-1.46%	7.11%	-0.03%	-11.30%
MSCI Russia 10/40 Index	-21.34%	-0.85%	N/A	-0.09%	-10.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares,

when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

18

Shareholder Expense Examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2014*	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2014*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,036.20	1.11%	$5.70	$1,000.00	$1,019.61	1.11%	$5.65
Class C	1,000.00	1,030.90	1.86	9.52	1,000.00	1,015.83	1.86	9.45
Class I	1,000.00	1,037.20	0.81	4.16	1,000.00	1,021.12	0.81	4.13
Class W	1,000.00	1,036.10	0.86	4.41	1,000.00	1,020.87	0.86	4.38
Voya Diversified International Fund**
Class A	$1,000.00	$970.40	0.51%	$2.53	$1,000.00	$1,022.63	0.51%	$2.60
Class B	1,000.00	966.40	1.26	6.25	1,000.00	1,018.85	1.26	6.41
Class C	1,000.00	966.40	1.26	6.25	1,000.00	1,018.85	1.26	6.41
Class I	1,000.00	971.30	0.26	1.29	1,000.00	1,023.89	0.26	1.33
Class O	1,000.00	970.10	0.51	2.53	1,000.00	1,022.63	0.51	2.60
Class R	1,000.00	969.00	0.76	3.77	1,000.00	1,021.37	0.76	3.87
Class W	1,000.00	971.20	0.26	1.29	1,000.00	1,023.89	0.26	1.33

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

19

Shareholder Expense Examples (Unaudited) (Continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2014*	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2014*
Voya Global Bond Fund
Class A	$1,000.00	$985.30	0.90%	$4.50	$1,000.00	$1,020.67	0.90%	$4.58
Class B	1,000.00	981.40	1.65	8.24	1,000.00	1,016.89	1.65	8.39
Class C	1,000.00	981.50	1.65	8.24	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	986.70	0.63	3.15	1,000.00	1,022.03	0.63	3.21
Class O	1,000.00	985.10	0.90	4.50	1,000.00	1,020.67	0.90	4.58
Class R	1,000.00	984.30	1.15	5.75	1,000.00	1,019.41	1.15	5.85
Class R6	1,000.00	986.90	0.60	3.00	1,000.00	1,022.18	0.60	3.06
Class W	1,000.00	986.30	0.65	3.25	1,000.00	1,021.93	0.65	3.31
Voya Global Perspective Fund**
Class A	$1,000.00	$1,028.80	0.42%	$2.15	$1,000.00	$1,023.09	0.42%	$2.14
Class C	1,000.00	1,024.30	1.17	5.97	1,000.00	1,019.31	1.17	5.96
Class I	1,000.00	1,030.70	0.17	0.87	1,000.00	1,024.35	0.17	0.87
Class R	1,000.00	1,028.00	0.67	3.42	1,000.00	1,021.83	0.67	3.41
Class W	1,000.00	1,030.60	0.17	0.87	1,000.00	1,024.35	0.17	0.87
Voya International Value Equity Fund
Class A	$1,000.00	$961.70	1.35%	$6.68	$1,000.00	$1,018.40	1.35%	$6.87
Class B	1,000.00	958.00	2.10	10.36	1,000.00	1,014.62	2.10	10.66
Class C	1,000.00	958.00	2.10	10.36	1,000.00	1,014.62	2.10	10.66
Class I	1,000.00	962.70	1.10	5.44	1,000.00	1,019.66	1.10	5.60
Class W	1,000.00	962.90	1.10	5.44	1,000.00	1,019.66	1.10	5.60
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$938.40	1.73%	$8.45	$1,000.00	$1,016.48	1.73%	$8.79
Class B	1,000.00	935.50	2.38	11.61	1,000.00	1,013.21	2.38	12.08
Class C	1,000.00	935.30	2.38	11.61	1,000.00	1,013.21	2.38	12.08
Class I	1,000.00	940.80	1.25	6.11	1,000.00	1,018.90	1.25	6.36
Class O	1,000.00	939.00	1.63	7.97	1,000.00	1,016.99	1.63	8.29
Class W	1,000.00	940.10	1.38	6.75	1,000.00	1,018.25	1.38	7.02
Voya Russia Fund
Class A	$1,000.00	$1,024.20	2.07%	$10.56	$1,000.00	$1,014.77	2.07%	$10.51
Class I	1,000.00	1,025.10	1.88	9.60	1,000.00	1,015.73	1.88	9.55
Class W	1,000.00	1,024.90	1.82	9.29	1,000.00	1,016.03	1.82	9.25

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

20

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios or portfolios of investments, of Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Bond Fund, Voya Global Perspectives Fund, Voya International Value Equity Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund, each a series of Voya Mutual Funds, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 26, 2014

21

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2014

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives Fund
ASSETS:
Investments in securities at fair value*	$—	$10,887,871	$593,331,175	$—
Investments in affiliated underlying funds at fair value**	1,071,450	56,817,283	—	30,225,470
Short-term investments at fair value***	21,000	—	264,000	—
Total investments at fair value	$1,092,450	$67,705,154	$593,595,175	$30,225,470
Short-term investments at amortized cost	—	—	3,999,858	—
Cash	379	102,013	41,607	8,277
Cash collateral for futures	—	—	2,668,606	—
Cash pledged for centrally cleared swaps (Note 2)	20,000	—	5,220,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	11,542,000	—
Foreign currencies at value****	652	—	827,318	—
Receivables:
Investment in affiliated underlying funds sold	—	62,336	—	—
Investment securities sold	—	—	19,306,349	—
Investment securities sold on a delayed-delivery or when-issued basis	—	—	24,125,921	—
Fund shares sold	—	37,792	366,949	600,884
Dividends	—	—	63	331
Interest	—	—	5,200,150	—
Unrealized appreciation on forward foreign currency contracts	7,201	—	22,466,071	—
Variation margin receivable on centrally cleared swaps	—	—	1,619,370	—
Prepaid expenses	30,997	18,998	39,386	15,744
Reimbursement due from manager	—	11,201	11,122	8,174
Other assets	—	4,778	6,853	—
Total assets	1,151,679	67,942,272	691,036,798	30,858,880
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	—	164,026
Payable for investment securities purchased	—	—	18,884,020	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	73,346,190	—
Payable for fund shares redeemed	—	202,803	877,093	1,046
Unrealized depreciation on forward foreign currency contracts	—	—	34,768,617	—
Variation margin payable on centrally cleared swaps	—	—	1,207,799	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	2,100,000	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	—	620,948	—
Payable for investment management fees	632	5,447	189,323	2,403
Payable to Investment Adviser (Note 8)	57,322	—	—	—
Payable for administrative fees	90	5,598	47,330	2,403
Payable for distribution and shareholder service fees	11	27,788	57,605	10,686
Payable to trustees under the deferred compensation plan (Note 7)	—	4,778	6,853	—
Payable for trustee fees	5	383	2,811	89
Other accrued expenses and liabilities	23,458	111,403	265,830	19,236
Written options, at fair value^	—	—	3,369,337	—
Total liabilities	81,518	358,200	135,743,756	199,889
NET ASSETS	$1,070,161	$67,584,072	$555,293,042	$30,658,991
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,090,201	$212,115,510	$548,900,409	$29,638,061
Undistributed net investment income	25,678	339,316	11,843,135	160,320
Accumulated net realized gain (loss)	(58,696)	(155,794,703)	(1,697,977)	222,115
Net unrealized appreciation (depreciation)	12,978	10,923,949	(3,752,525)	638,495
NET ASSETS	$1,070,161	$67,584,072	$555,293,042	$30,658,991

* Cost of investments in securities	$—	$10,931,199	$583,584,832	$—
** Cost of investments in affiliated underlying funds	$1,065,779	$45,850,006	$—	$29,586,975
*** Cost of short-term investments	$21,000	$—	$264,000	$—
**** Cost of foreign currencies	$653	$—	$885,353	$—
^ Premiums received on written options	$—	$—	$1,910,884	$—

See Accompanying Notes to Financial Statements

22

Statements of Assets and Liabilities as of October 31, 2014 (Continued)

	Voya Diversified Emerging Markets Debt Fund		Voya Diversified International Fund	Voya Global Bond Fund		Voya Global Perspectives Fund
Class A
Net assets	$37,523		$33,232,543	$87,055,239		$7,513,459
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	3,862		3,170,394	8,089,657		679,479
Net asset value and redemption price per share†	$9.72		$10.48	$10.76		$11.06
Maximum offering price per share (5.75%)(1)	$9.97	(2)	$11.12	$11.04	(2)	$11.73
Class B
Net assets	n/a		$3,729,671	$406,547		n/a
Shares authorized	n/a		unlimited	unlimited		n/a
Par value	n/a		$—	$—		n/a
Shares outstanding	n/a		359,685	38,164		n/a
Net asset value and redemption price per share†	n/a		$10.37	$10.65		n/a
Class C
Net assets	$3,485		$20,147,464	$43,740,413		$3,665,261
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	361		1,946,121	4,089,582		334,613
Net asset value and redemption price per share†	$9.66		$10.35	$10.70		$10.95
Class I
Net assets	$1,026,050		$4,842,821	$180,696,731		$286,678
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	105,078		462,061	16,853,086		25,859
Net asset value and redemption price per share	$9.76		$10.48	$10.72		$11.09
Class O
Net assets	n/a		$5,049,444	$3,092,173		n/a
Shares authorized	n/a		unlimited	unlimited		n/a
Par value	n/a		$—	$—		n/a
Shares outstanding	n/a		486,445	293,118		n/a
Net asset value and redemption price per share	n/a		$10.38	$10.55		n/a
Class R
Net assets	n/a		$83,948	$1,022,326		$15,876,982
Shares authorized	n/a		unlimited	unlimited		unlimited
Par value	n/a		$—	$—		$—
Shares outstanding	n/a		8,139	95,183		1,441,322
Net asset value and redemption price per share	n/a		$10.31	$10.74		$11.02
Class R6
Net assets	n/a		n/a	$204,999,431		n/a
Shares authorized	n/a		n/a	unlimited		n/a
Par value	n/a		n/a	$—		n/a
Shares outstanding	n/a		n/a	19,053,123		n/a
Net asset value and redemption price per share	n/a		n/a	$10.76		n/a
Class W
Net assets	$3,103		$498,181	$34,280,182		$3,316,611
Shares authorized	unlimited		unlimited	unlimited		unlimited
Par value	$—		$—	$—		$—
Shares outstanding	318		47,667	3,251,681		298,914
Net asset value and redemption price per share	$9.76		$10.45	$10.54		$11.10

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

23

Statements of Assets and Liabilities as of October 31, 2014

	Voya International Value Equity Fund	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$344,692,766	$239,447,789	$103,488,673
Short-term investments at fair value**	4,740,528	6,604,594	9,057,630
Total investments at fair value	$349,433,294	$246,052,383	$112,546,303
Cash	399	—	61,669
Foreign currencies at value***	1,251,533	820,349	509
Receivables:
Investment securities sold	3,627,267	2,297,519	342,408
Fund shares sold	51,941	424,062	108,577
Dividends	749,921	580,737	188,392
Foreign tax reclaims	1,212,826	350,778	—
Prepaid expenses	15,322	24,101	17,483
Reimbursement due from manager	59,794	2,445	—
Other assets	49,950	9,714	9,043
Total assets	356,452,247	250,562,088	113,274,384
LIABILITIES:
Payable for investment securities purchased	3,706,132	1,317,556	—
Payable for fund shares redeemed	472,802	431,907	115,295
Payable upon receipt of securities loaned	2,383,528	3,812,665	2,519,339
Payable for investment management fees	259,646	198,673	116,327
Payable for administrative fees	28,849	20,374	9,281
Payable for distribution and shareholder service fees	133,700	38,955	22,398
Payable to custodian due to bank overdraft	—	257	—
Payable to trustees under the deferred compensation plan (Note 7)	49,950	9,714	9,043
Payable for trustee fees	1,948	1,324	709
Payable for Indian capital gains tax	—	241,167	—
Other accrued expenses and liabilities	186,199	264,224	259,560
Total liabilities	7,222,754	6,336,816	3,051,952
NET ASSETS	$349,229,493	$244,225,272	$110,222,432
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,310,235,533	$452,462,814	$174,601,450
Undistributed net investment income	10,215,701	2,033,655	1,185,071
Accumulated net realized loss	(1,003,712,023)	(221,466,048)	(81,427,505)
Net unrealized appreciation	32,490,282	11,194,851	15,863,416
NET ASSETS	$349,229,493	$244,225,272	$110,222,432

+ Including securities loaned at value	$2,313,295	$3,613,908	$2,445,950
* Cost of investments in securities	$312,091,771	$228,198,243	$87,623,666
** Cost of short-term investments	$4,740,528	$6,604,594	$9,057,630
*** Cost of foreign currencies	$1,269,825	$838,810	$554

See Accompanying Notes to Financial Statements

24

Statements of Assets and Liabilities as of October 31, 2014 (Continued)

	Voya International Value Equity Fund	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$186,002,933	$70,604,209	$105,812,548
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	5,874,650	1,509,138	3,851,306
Net asset value and redemption price per share†	$31.66	$46.78	$27.47
Maximum offering price per share (5.75%)(1)	$33.59	$49.63	$29.15
Class B
Net assets	$2,338,130	$939,263	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	68,819	18,949	n/a
Net asset value and redemption price per share†	$33.97	$49.57	n/a
Class C
Net assets	$112,881,790	$19,704,316	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	3,839,580	454,507	n/a
Net asset value and redemption price per share†	$29.40	$43.35	n/a
Class I
Net assets	$44,585,693	$105,796,757	$4,353,796
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	1,392,659	2,255,975	156,993
Net asset value and redemption price per share	$32.01	$46.90	$27.73
Class O
Net assets	n/a	$2,763,678	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	59,687	n/a
Net asset value and redemption price per share	n/a	$46.30	n/a
Class W
Net assets	$3,420,947	$44,417,049	$56,088
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	107,032	792,676	2,031
Net asset value and redemption price per share	$31.96	$56.03	$27.61

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS For the Year ended October 31, 2014

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Perspectives Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$43,879	$1,020,780	$—	$332,367
Dividends	10	433,075	24,040	—
Interest, net of foreign taxes withheld*	—	—	25,012,452	—
Total investment income	43,889	1,453,855	25,036,492	332,367
EXPENSES:
Investment management fees	7,135	40,312	2,249,175	17,878
Distribution and shareholder service fees:
Class A	53	92,482	261,719	9,869
Class B	—	54,471	5,444	—
Class C	33	226,365	536,082	15,216
Class O	—	13,641	8,221	—
Class R	—	505	1,196	55,193
Transfer agent fees:
Class A	71	63,621	134,521	1,406
Class B	—	9,213	690	—
Class C	10	38,881	68,201	524
Class I	107	6,639	43,534	156
Class O	—	9,422	4,268	—
Class R	—	172	314	4,003
Class R6	—	—	4,757	—
Class W	9	849	38,748	428
Administrative service fees	1,019	76,652	562,288	17,878
Shareholder reporting expense	2,003	11,300	109,080	4,533
Registration fees	64,141	83,893	113,533	47,497
Professional fees	9,584	18,124	112,432	11,191
Custody and accounting expense	7,618	17,535	172,179	345
Trustee fees	31	2,300	16,869	537
Offering expense	1,263	—	—	41,645
Miscellaneous expense	6,678	3,460	25,934	5,921
Interest expense	—	219	757	—
Total expenses	99,755	770,056	4,469,942	234,220
Net waived and reimbursed fees	(91,389)	(187,428)	(145,445)	(123,512)
Net expenses	8,366	582,628	4,324,497	110,708
Net investment income	35,523	871,227	20,711,995	221,659
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	52,921	3,627,146	—
Capital gain distributions from affiliated underlying funds	14,726	84,398	—	169,584
Sale of affiliated underlying funds	(45,339)	4,217,355	—	93,990
Foreign currency related transactions	(623)	—	(2,081,519)	—
Futures	—	—	(2,339,752)	—
Swaps	941	—	1,499,338	—
Written options	—	—	367,672	—
Net realized gain (loss)	(30,295)	4,354,674	1,072,885	263,574
Net change in unrealized appreciation (depreciation) on:
Investments	—	(180,392)	5,843,930	—
Affiliated underlying funds	45,418	(5,367,999)	—	401,057
Foreign currency related transactions	7,201	—	(17,336,520)	—
Futures	—	—	(1,342,770)	—
Swaps	106	—	2,668,970	—
Written options	—	—	(1,632,830)	—
Net change in unrealized appreciation (depreciation)	52,725	(5,548,391)	(11,799,220)	401,057
Net realized and unrealized gain (loss)	22,430	(1,193,717)	(10,726,335)	664,631
Increase (decrease) in net assets resulting from operations	$57,953	$(322,490)	$9,985,660	$886,290

* Foreign taxes withheld	$—	$—	$215	$—

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS For the Year ended October 31, 2014

	Voya International Value Equity Fund	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,080,795	$5,692,818	$4,629,951
Interest	—	—	965
Securities lending income, net	12,522	32,100	11,341
Total investment income	16,093,317	5,724,918	4,642,257
EXPENSES:
Investment management fees	3,505,959	2,647,743	1,774,588
Distribution and shareholder service fees:
Class A	536,913	305,079	341,853
Class B	28,650	12,285	—
Class C	1,257,738	221,503	—
Class O	—	7,368	—
Transfer agent fees:
Class A	305,999	117,285	257,630
Class B	4,034	1,650	—
Class C	180,941	29,767	—
Class I	47,089	24,629	12,886
Class O	—	3,961	—
Class W	7,708	63,027	134
Administrative service fees	389,548	264,771	141,577
Shareholder reporting expense	61,293	15,525	23,986
Registration fees	63,982	81,760	45,646
Professional fees	88,948	88,588	38,629
Custody and accounting expense	130,451	310,363	279,704
Trustee fees	11,687	7,943	4,259
Miscellaneous expense	9,315	9,891	1,568
Interest expense	2,383	158	634
Total expenses	6,632,638	4,213,296	2,923,094
Net waived and reimbursed fees	(518,093)	(138,537)	—
Brokerage commission recapture	—	(1,136)	—
Net expenses	6,114,545	4,073,623	2,923,094
Net investment income	9,978,772	1,651,295	1,719,163
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	41,697,335	20,102,425	16,444,277
Foreign currency related transactions	(290,576)	(86,902)	(21,447)
Net realized gain	41,406,759	20,015,523	16,422,830
Net change in unrealized appreciation (depreciation) on:
Investments	(45,687,214)	(20,985,197)	(51,898,280)
Foreign currency related transactions	(135,660)	(44,205)	(1,732)
Net change in unrealized appreciation (depreciation)	(45,822,874)	(21,029,402)	(51,900,012)
Net realized and unrealized loss	(4,416,115)	(1,013,879)	(35,477,182)
Increase (decrease) in net assets resulting from operations	$5,562,657	$637,416	$(33,758,019)

* Foreign taxes withheld	$1,147,346	$552,962	$776,862

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Diversified Emerging Markets Debt Fund		Voya Diversified International Fund
	Year Ended October 31, 2014	November 2, 2012(1) to October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$35,523	$32,102	$871,227	$788,287
Net realized gain (loss)	(30,295)	(14,047)	4,354,674	3,625,058
Net change in unrealized appreciation (depreciation)	52,725	(39,747)	(5,548,391)	11,872,140
Increase (decrease) in net assets resulting from operations	57,953	(21,692)	(322,490)	16,285,485
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(646)	(26)	—	(933,473)
Class B	—	—	—	(108,940)
Class C	(131)	(22)	—	(365,430)
Class I	(46,517)	(8,889)	—	(236,711)
Class O	—	—	—	(91,620)
Class R	—	—	—	(2,051)
Class W	(139)	(27)	—	(11,530)
Total distributions	(47,433)	(8,964)	—	(1,749,755)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,231	1,008,198	5,886,915	5,609,768
Reinvestment of distributions	47,313	8,964	—	1,392,450
	79,544	1,017,162	5,886,915	7,002,218
Cost of shares redeemed	(6,406)	(3)	(24,242,636)	(32,007,779)
Net increase (decrease) in net assets resulting from capital share transactions	73,138	1,017,159	(18,355,721)	(25,005,561)
Net increase (decrease) in net assets	83,658	986,503	(18,678,211)	(10,469,831)
NET ASSETS:
Beginning of year or period	986,503	—	86,262,283	96,732,114
End of year or period	$1,070,161	$986,503	$67,584,072	$86,262,283
Undistributed (distributions in excess of) net investment income at end of year or period	$25,678	$23,474	$339,316	$(563,514)

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Fund		Voya Global Perspectives Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	March 28, 2013(1) to October 31, 2013
FROM OPERATIONS:
Net investment income	$20,711,995	$23,627,880	$221,659	$22,953
Net realized gain (loss)	1,072,885	(33,929,717)	263,574	3,766
Net change in unrealized appreciation (depreciation)	(11,799,220)	(8,797,381)	401,057	237,438
Increase (decrease) in net assets resulting from operations	9,985,660	(19,099,218)	886,290	264,157
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,124,636)	(31,300)	—
Class B	—	(4,851)	—	—
Class C	—	(359,816)	(2,961)	—
Class I	—	(2,600,290)	(1,258)	—
Class O	—	(21,461)	—	—
Class R	—	(1,254)	(88,113)	—
Class W	—	(191,945)	(2,870)	—
Net realized gains:
Class A	—	—	(1,338)	—
Class C	—	—	(147)	—
Class I	—	—	(50)	—
Class R	—	—	(3,896)	—
Class W	—	—	(114)	—
Return of capital:
Class A	(4,049,438)	(6,112,348)	—	—
Class B	(17,341)	(31,594)	—	—
Class C	(1,671,851)	(2,764,227)	—	—
Class I	(7,080,365)	(12,985,537)	—	—
Class O	(128,581)	(131,261)	—	—
Class R	(7,642)	(8,082)	—	—
Class R6	(8,114,567)	(2,607,204)	—	—
Class W	(1,214,285)	(1,321,669)	—	—
Total distributions	(22,284,070)	(30,266,175)	(132,047)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	155,010,119	500,496,746	23,133,370	8,539,071
Reinvestment of distributions	20,498,983	25,336,210	131,043	—
	175,509,102	525,832,956	23,264,413	8,539,071
Cost of shares redeemed	(193,212,513)	(695,153,331)	(2,142,197)	(20,696)
Net increase (decrease) in net assets resulting from capital share transactions	(17,703,411)	(169,320,375)	21,122,216	8,518,375
Net increase (decrease) in net assets	(30,001,821)	(218,685,768)	21,876,459	8,782,532
NET ASSETS:
Beginning of year or period	585,294,863	803,980,631	8,782,532	—
End of year or period	$555,293,042	$585,294,863	$30,658,991	$8,782,532
Undistributed (distributions in excess of) net investment income at end of year or period	$11,843,135	$(16,041,931)	$160,320	$19,156

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International Value Equity Fund		Voya Multi-Manager International Small Cap Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$9,978,772	$2,326,505	$1,651,295	$1,866,474
Net realized gain (loss)	41,406,759	(9,142,386)	20,015,523	46,054,618
Net change in unrealized appreciation (depreciation)	(45,822,874)	102,773,969	(21,029,402)	18,183,827
Increase in net assets resulting from operations	5,562,657	95,958,088	637,416	66,104,919
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(109,591)	(1,587,562)	(1,248,025)	(1,359,524)
Class B	—	(28,420)	(7,440)	(16,313)
Class C	—	(569,324)	(216,266)	(258,802)
Class I	(33,537)	(508,731)	(1,844,699)	(2,092,006)
Class O	—	—	(45,934)	(29,554)
Class W	(6,120)	(175,798)	(658,193)	(637,682)
Total distributions	(149,248)	(2,869,835)	(4,020,557)	(4,393,881)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,635,973	20,702,730	47,353,504	43,186,550
Payment from distribution/payment by affiliate	314,502	—	90,758	—
Proceeds from shares issued in merger (Note 17)	—	319,527,650	—	—
Reinvestment of distributions	118,757	2,202,378	3,570,896	3,684,761
	29,069,232	342,432,758	51,015,158	46,871,311
Cost of shares redeemed	(104,977,635)	(193,378,180)	(55,354,909)	(98,807,415)
Net increase (decrease) in net assets resulting from capital share transactions	(75,908,403)	149,054,578	(4,339,751)	(51,936,104)
Net increase (decrease) in net assets	(70,494,994)	242,142,831	(7,722,892)	9,774,934
NET ASSETS:
Beginning of year or period	419,724,487	177,581,656	251,948,164	242,173,230
End of year or period	$349,229,493	$419,724,487	$244,225,272	$251,948,164
Undistributed net investment income at end of year or period	$10,215,701	$87,219	$2,033,655	$3,841,248

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russia Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$1,719,163	$3,034,775
Net realized gain	16,422,830	2,315,446
Net change in unrealized appreciation (depreciation)	(51,900,012)	16,832,264
Increase (decrease) in net assets resulting from operations	(33,758,019)	22,182,485
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,631,345)	(1,638,147)
Class I	(103,209)	(71,291)
Class W	(1,413)	(715)
Total distributions	(2,735,967)	(1,710,153)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,786,395	11,482,679
Reinvestment of distributions	2,482,688	1,486,561
	15,269,083	12,969,240
Redemption fee proceeds	40,238	39,272
Cost of shares redeemed	(58,987,912)	(87,447,310)
Net decrease in net assets resulting from capital share transactions	(43,678,591)	(74,438,798)
Net decrease in net assets	(80,172,577)	(53,966,466)
NET ASSETS:
Beginning of year or period	190,395,009	244,361,475
End of year or period	$110,222,432	$190,395,009
Undistributed net investment income at end of year or period	$1,185,071	$2,223,322

See Accompanying Notes to Financial Statements

31

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions								Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
10-31-14	9.67	0.30		0.21	0.51	0.46		—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
11-02-12(5) - 10-31-13	10.00	0.26	•	(0.51)	(0.25)	0.08		—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
10-31-14	9.61	0.24		0.19	0.43	0.38		—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
11-02-12(5) - 10-31-13	10.00	0.21	•	(0.53)	(0.32)	0.07		—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
10-31-14	9.70	0.34		0.19	0.53	0.47		—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
11-02-12(5) - 10-31-13	10.00	0.32		(0.53)	(0.21)	0.09		—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
10-31-14	9.69	0.34		0.19	0.53	0.46		—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
11-02-12(5) - 10-31-13	10.00	0.31		(0.53)	(0.22)	0.09		—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
Voya Diversified International Fund(4)
Class A
10-31-14	10.53	0.15		(0.20)	(0.05)	—		—	—	—	—	10.48	(0.47)	0.75	0.51	0.51	1.38	33,233	25
10-31-13	8.95	0.12	•	1.66	1.78	0.20		—	—	0.20	—	10.53	20.22	0.72	0.50	0.50	1.21	39,878	27
10-31-12	8.62	0.12		0.32	0.44	0.11		—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
10-31-11	9.33	0.08		(0.70)	(0.62)	0.08		—	0.01	0.09	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
10-31-10	8.27	0.06		1.07	1.13	0.06		—	0.01	0.07	—	9.33	13.71	0.63	0.39	0.39	0.76	102,460	49
Class B
10-31-14	10.49	0.09	•	(0.21)	(0.12)	—		—	—	—	—	10.37	(1.14)	1.50	1.26	1.26	0.87	3,730	25
10-31-13	8.92	0.04	•	1.66	1.70	0.13		—	—	0.13	—	10.49	19.24	1.47	1.25	1.25	0.37	7,093	27
10-31-12	8.57	0.06		0.31	0.37	0.02		—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
10-31-11	9.27	0.02		(0.71)	(0.69)	0.00	*	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
10-31-10	8.23	(0.00	)*	1.05	1.05	—		—	0.01	0.01	—	9.27	12.78	1.38	1.14	1.14	(0.03)	16,616	49
Class C
10-31-14	10.47	0.06		(0.18)	(0.12)	—		—	—	—	—	10.35	(1.15)	1.50	1.26	1.26	0.65	20,147	25
10-31-13	8.90	0.03	•	1.66	1.69	0.12		—	—	0.12	—	10.47	19.21	1.47	1.25	1.25	0.34	24,877	27
10-31-12	8.55	0.06		0.31	0.37	0.02		—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
10-31-11	9.26	0.01		(0.70)	(0.69)	0.01		—	0.01	0.02	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
10-31-10	8.21	(0.00	)*	1.06	1.06	—		—	0.01	0.01	—	9.26	12.88	1.38	1.14	1.14	(0.01)	59,015	49

See Accompanying Notes to Financial Statements

32

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Diversified International Fund(4)(continued)
Class I
10-31-14	10.50	0.17	•	(0.19)	(0.02)	—	—	—	—	—	10.48	(0.19)	0.45	0.26		0.26		1.56		4,843	25
10-31-13	8.93	0.14	•	1.65	1.79	0.22	—	—	0.22	—	10.50	20.45	0.41	0.25		0.25		1.42		8,406	27
10-31-12	8.61	0.13		0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25		0.25		1.63		9,953	20
10-31-11	9.32	0.08	•	(0.67)	(0.59)	0.11	—	0.01	0.12	—	8.61	(6.46)	0.28	0.25		0.25		0.81		11,957	112
10-31-10	8.26	0.03	•	1.12	1.15	0.08	—	0.01	0.09	—	9.32	13.98	0.35	0.14		0.14		0.36		9,188	49
Class O
10-31-14	10.42	0.14		(0.18)	(0.04)	—	—	—	—	—	10.38	(0.38)	0.75	0.51		0.51		1.31		5,049	25
10-31-13	8.87	0.07	•	1.69	1.76	0.21	—	—	0.21	—	10.42	20.18	0.72	0.50		0.50		0.72		5,339	27
10-31-12	8.56	0.11		0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50		0.50		1.25		3,833	20
10-31-11	9.28	0.07		(0.69)	(0.62)	0.09	—	0.01	0.10	—	8.56	(6.75)	0.68	0.50		0.50		0.62		3,516	112
10-31-10	8.24	0.05	•	1.08	1.13	0.08	—	0.01	0.09	—	9.28	13.81	0.63	0.34		0.34		0.55		2,947	49
Class R
10-31-14	10.38	0.12		(0.19)	(0.07)	—	—	—	—	—	10.31	(0.67)	1.00	0.76		0.76		1.16		84	25
10-31-13	8.84	0.07		1.66	1.73	0.19	—	—	0.19	—	10.38	19.89	0.97	0.75		0.75		0.69		110	27
10-31-12	8.52	0.13	•	0.28	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75		0.75		1.53		96	20
10-31-11	9.22	0.05		(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75		0.75		0.58		137	112
10-31-10	8.18	0.04	•	1.05	1.09	0.04	—	0.01	0.05	—	9.22	13.40	0.88	0.64		0.64		0.47		173	49
Class W
10-31-14	10.47	0.14		(0.16)	(0.02)	—	—	—	—	—	10.45	(0.19)	0.50	0.26		0.26		1.48		498	25
10-31-13	8.90	0.11	•	1.68	1.79	0.22	—	—	0.22	—	10.47	20.46	0.47	0.25		0.25		1.20		559	27
10-31-12	8.58	0.15		0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25		0.25		1.86		647	20
10-31-11	9.30	0.12	•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25		0.25		1.29		1,392	112
10-31-10	8.25	0.09•		1.06	1.15	0.09	—	0.01	0.10	—	9.30	14.07	0.38	0.09		0.09		1.03		2,440	49
Voya Global Bond Fund
Class A
10-31-14	10.99	0.39	•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90		0.90		3.58		87,055	508
10-31-13	11.63	0.36	•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91		0.91		3.17		122,549	557
10-31-12	11.76	0.40	•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90		0.90		3.46		219,276	609
10-31-11	12.32	0.46	•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90	†	0.90	†	3.88	†	266,155	440
10-31-10	12.25	0.53	•	0.30	0.83	0.71	0.05	—	0.76	—	12.32	7.14	1.00	0.90	†	0.90	†	4.43	†	192,384	440
Class B
10-31-14	10.88	0.30	•	(0.19)	0.11	—	—	0.34	0.34	—	10.65	0.96	1.73	1.65		1.65		2.80		407	508
10-31-13	11.51	0.27	•	(0.54)	(0.27)	0.04	—	0.32	0.36	—	10.88	(2.38)	1.69	1.66		1.66		2.43		738	557
10-31-12	11.66	0.32	•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65		1.65		2.77		1,587	609
10-31-11	12.21	0.42		(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65	1.71	1.65	†	1.65	†	3.33	†	2,086	440
10-31-10	12.16	0.46		0.27	0.73	0.63	0.05	—	0.68	—	12.21	6.22	1.75	1.65	†	1.65	†	3.79	†	4,125	440

See Accompanying Notes to Financial Statements

33

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Bond Fund(continued)
Class C
10-31-14	10.92	0.31	•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65		1.65		2.81		43,740	508
10-31-13	11.56	0.27	•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66		1.66		2.42		68,554	557
10-31-12	11.70	0.32	•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65		1.65		2.77		109,381	609
10-31-11	12.25	0.38		(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65	1.71	1.65	†	1.65	†	3.25	†	89,510	440
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	12.25	6.23	1.75	1.65	†	1.65	†	3.65	†	90,458	440
Class I
10-31-14	10.95	0.40		(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63		0.63		3.81		180,697	508
10-31-13	11.59	0.38	•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64		0.64		3.40		178,805	557
10-31-12	11.73	0.44	•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60		0.60		3.82		437,620	609
10-31-11	12.28	0.51	•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75	0.62	0.56	†	0.56	†	4.34	†	251,112	440
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	12.28	7.44	0.65	0.55	†	0.55	†	4.73	†	222,123	440
Class O
10-31-14	10.78	0.37		(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90		0.90		3.55		3,092	508
10-31-13	11.42	0.36		(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91		0.91		3.18		3,424	557
10-31-12	11.57	0.40		0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90		0.90		3.52		4,117	609
10-31-11	12.12	0.46	•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43	0.96	0.90	†	0.90	†	3.98	†	3,985	440
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	12.12	7.17	1.00	0.90	†	0.90	†	4.53	†	3,578	440
Class R
10-31-14	10.97	0.33	•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15		1.15		3.01		1,022	508
10-31-13	11.61	0.33		(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16		1.16		2.93		232	557
10-31-12	11.75	0.39	•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15		1.15		3.42		276	609
08-05-11(5) - 10-31-11	12.06	0.12	•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)	1.21	1.15	†	1.15	†	4.22	†	3	440
Class R6
10-31-14	10.99	0.42	•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60		0.60		3.86		204,999	508
05-31-13(5) - 10-31-13	10.98	0.15	•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54	0.65	0.65		0.65		3.28		183,368	557
Class W
10-31-14	10.78	0.40		(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65		0.65		3.77		34,280	508
10-31-13	11.41	0.37	•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)	0.69	0.66		0.66		3.40		27,626	557
10-31-12	11.56	0.43	•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89	0.68	0.65		0.65		3.79		31,723	609
10-31-11	12.12	0.48		(0.31)	0.17	0.62	0.11	—	0.73	—	11.56	1.60	0.71	0.65	†	0.65	†	4.07	†	21,934	440
10-31-10	12.06	0.52	•	0.34	0.86	0.75	0.05	—	0.80	—	12.12	7.45	0.75	0.65	†	0.65	†	4.44	†	14,142	440
Voya Global Perspectives Fund(4)
Class A
10-31-14	10.61	0.15		0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42		0.42		1.51		7,513	12
03-28-13(5) - 10-31-13	10.00	0.09	•	0.52	0.61	—	—	—	—	—	10.61	6.10	5.08	0.39		0.39		1.41		2,219	4

See Accompanying Notes to Financial Statements

34

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions								Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Perspectives Fund(4)(continued)
Class C
10-31-14	10.57	0.06	•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73		1.86	1.17		1.17		0.53		3,665	12
03-28-13(5) - 10-31-13	10.00	0.03		0.54	0.57	—	—	—	—	—	10.57	5.70		5.83	1.14		1.14		0.73		112	4
Class I
10-31-14	10.62	0.20	•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83		0.96	0.17		0.17		1.82		287	12
03-28-13(5) - 10-31-13	10.00	0.10	•	0.52	0.62	—	—	—	—	—	10.62	6.20		5.03	0.14		0.14		1.65		81	4
Class R
10-31-14	10.59	0.14		0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34		1.36	0.67		0.67		1.20		15,877	12
03-28-13(5) - 10-31-13	10.00	0.07	•	0.52	0.59	—	—	—	—	—	10.59	5.90		5.33	0.64		0.64		1.20		6,200	4
Class W
10-31-14	10.62	0.17		0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93		0.86	0.17		0.17		1.54		3,317	12
03-28-13(5) - 10-31-13	10.00	0.11	•	0.51	0.62	—	—	—	—	—	10.62	6.20		4.83	0.14		0.14		1.77		171	4
Voya International Value Equity Fund
Class A
10-31-14	31.26	0.90	•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33	(a)	1.49	1.35		1.35		2.79		186,003	57
10-31-13	26.44	0.33	•	5.15	5.48	0.66	—	—	0.66	—	31.26	21.10		1.60	1.36		1.36		1.15		229,273	125
10-31-12	32.23	0.29	•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71	)(b)	1.58	1.51		1.47		1.05		82,688	35
10-31-11	31.83	0.21		0.66	0.87	0.47	—	—	0.47	—	32.23	2.69		1.43	1.43	†	1.42	†	0.70	†	233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17	—	—	0.17	0.04	31.83	21.97	(c)	1.50	1.49		1.48		0.44		200,835	49
Class B
10-31-14	33.77	0.70	•	(0.53)	0.17	—	—	—	—	0.03	33.97	0.59	(a)	2.24	2.10		2.10		2.02		2,338	57
10-31-13	28.43	0.22	•	5.46	5.68	0.34	—	—	0.34	—	33.77	20.12		2.35	2.11		2.11		0.73		3,529	125
10-31-12	34.28	0.12	•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35	)(b)	2.33	2.26		2.22		0.42		3,256	35
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20	—	—	0.20	—	34.28	1.94		2.18	2.18	†	2.17	†	(0.12	)†	5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—	—	0.07	0.04	33.82	21.07	(c)	2.25	2.24		2.23		(0.34)		7,557	49
Class C
10-31-14	29.23	0.61	•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58	(a)	2.24	2.10		2.10		2.03		112,882	57
10-31-13	24.67	0.12	•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16		2.35	2.11		2.11		0.44		135,057	125
10-31-12	30.27	0.08	•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36	)(b)	2.33	2.26		2.22		0.32		52,628	35
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	—	—	0.35	—	30.27	1.93		2.18	2.18	†	2.17	†	(0.05	)†	134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—	—	0.08	0.04	30.03	21.04	(c)	2.25	2.24		2.23		(0.33)		103,709	49
Class I
10-31-14	31.54	0.95	•	(0.48)	0.47	0.03	—	—	0.03	0.03	32.01	1.58	(a)	1.21	1.10		1.10		2.93		44,586	57
10-31-13	26.69	0.43	•	5.17	5.60	0.75	—	—	0.75	—	31.54	21.40		1.32	1.11		1.11		1.49		45,485	125
10-31-12	32.58	0.26	•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02	26.69	(7.54	)(b)	1.26	1.26		1.22		0.90		30,701	35
10-31-11	32.14	0.37	•	0.62	0.99	0.55	—	—	0.55	—	32.58	3.04		1.08	1.08	†	1.07	†	1.09	†	241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—	—	0.24	0.04	32.14	22.49	(c)	1.12	1.11		1.10		0.84		152,120	49

See Accompanying Notes to Financial Statements

35

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions										Ratios to average net assets							Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
Voya International Value Equity Fund(continued)
Class W
10-31-14	31.49	1.06	•	(0.59)	0.47	0.03		—	—	0.03		0.03	31.96	1.59	(a)	1.24	1.10		1.10		3.28		3,421	57
10-31-13	26.69	0.50	•	5.09	5.59	0.79		—	—	0.79		—	31.49	21.39		1.35	1.11		1.11		1.78		6,380	125
10-31-12	32.50	0.37	•	(2.76)	(2.39)	0.39		3.05	—	3.44		0.02	26.69	(7.43	)(b)	1.33	1.26		1.22		1.32		8,308	35
10-31-11	32.07	0.29	•	0.68	0.97	0.54		—	—	0.54		—	32.50	2.98		1.18	1.18	†	1.17	†	0.87	†	25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24		—	—	0.24		0.04	32.07	22.23	(c)	1.25	1.24		1.23		0.73		30,105	49
Voya Multi-Manager International Small Cap Fund
Class A
10-31-14	47.45	0.21	•	(0.21)	0.00 *	0.69		—	—	0.69		0.02	46.78	0.03	(a)	1.78	1.73		1.73		0.42		70,604	46
10-31-13	37.07	0.23	•	10.79	11.02	0.64		—	—	0.64		—	47.45	30.16		1.79	1.75		1.75		0.55		86,289	117
10-31-12	35.39	0.42	•	1.73	2.15	0.57		—	—	0.57		0.10	37.07	6.62	(b)	1.77	1.74		1.74		1.20		81,948	31
10-31-11	37.55	0.29	•	(2.32)	(2.03)	0.14		—	—	0.14		0.01	35.39	(5.41	)(d)	1.72	1.70	†	1.70	†	0.74	†	99,873	37
10-31-10	31.45	0.14	•	6.28	6.42	0.40		—	—	0.40		0.08	37.55	20.85	(e)	1.81	1.79	†	1.79	†	0.42	†	144,594	63
Class B
10-31-14	50.13	(0.14	)•	(0.18)	(0.32)	0.26		—	—	0.26		0.02	49.57	(0.61	)(a)	2.43	2.38		2.38		(0.27)		939	46
10-31-13	39.12	(0.06	)•	11.43	11.37	0.36		—	—	0.36		—	50.13	29.31		2.44	2.40		2.40		(0.14)		1,534	117
10-31-12	37.10	0.19	•	1.90	2.09	0.17		—	—	0.17		0.10	39.12	5.96	(b)	2.42	2.39		2.39		0.51		1,888	31
10-31-11	39.49	(0.00	)*•	(2.41)	(2.41)	0.00	*	—	—	0.00	*	0.02	37.10	(6.05	)(d)	2.37	2.35	†	2.35	†	(0.01	)†	2,592	37
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13		—	—	0.13		0.08	39.49	20.07	(e)	2.46	2.44	†	2.44	†	(0.27	)†	5,120	63
Class C
10-31-14	44.05	(0.11	)•	(0.18)	(0.29)	0.43		—	—	0.43		0.02	43.35	(0.62	)(a)	2.43	2.38		2.38		(0.23)		19,704	46
10-31-13	34.50	(0.04	)•	10.04	10.00	0.45		—	—	0.45		—	44.05	29.32		2.44	2.40		2.40		(0.10)		22,452	117
10-31-12	32.93	0.18	•	1.63	1.81	0.33		—	—	0.33		0.09	34.50	5.94	(b)	2.42	2.39		2.39		0.55		20,351	31
10-31-11	35.04	0.04	•	(2.16)	(2.12)	0.00	*	—	—	0.00	*	0.01	32.93	(6.02	)(d)	2.37	2.35	†	2.35	†	0.11	†	23,410	37
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24		—	—	0.24		0.07	35.04	20.05	(e)	2.46	2.44	†	2.44	†	(0.23	)†	31,078	63
Class I
10-31-14	47.56	0.43		(0.20)	0.23	0.91		—	—	0.91		0.02	46.90	0.53	(a)	1.32	1.25		1.25		0.92		105,797	46
10-31-13	37.14	0.43	•	10.79	11.22	0.80		—	—	0.80		—	47.56	30.79		1.33	1.27		1.27		1.04		94,486	117
10-31-12	35.50	0.57		1.74	2.31	0.77		—	—	0.77		0.10	37.14	7.15	(b)	1.29	1.26		1.26		1.61		100,952	31
10-31-11	37.66	0.50	•	(2.35)	(1.85)	0.32		—	—	0.32		0.01	35.50	(4.97	)(d)	1.27	1.25	†	1.25	†	1.26	†	153,676	37
10-31-10	31.53	0.33		6.27	6.60	0.55		—	—	0.55		0.08	37.66	21.45	(e)	1.28	1.26	†	1.26	†	0.99	†	210,965	63
Class O
10-31-14	47.01	0.26		(0.21)	0.05	0.78		—	—	0.78		0.02	46.30	0.14	(a)	1.68	1.63		1.63		0.53		2,764	46
10-31-13	36.75	0.29	•	10.66	10.95	0.69		—	—	0.69		—	47.01	30.28		1.69	1.65		1.65		0.70		2,763	117
10-31-12	35.13	0.50		1.67	2.17	0.65		—	—	0.65		0.10	36.75	6.75	(b)	1.67	1.64		1.64		1.37		1,573	31
10-31-11	37.30	0.39	•	(2.37)	(1.98)	0.20		—	—	0.20		0.01	35.13	(5.32	)(d)	1.62	1.60	†	1.60	†	1.00	†	1,425	37
10-31-10	31.28	0.19		6.22	6.41	0.47		—	—	0.47		0.08	37.30	20.95	(e)	1.71	1.69	†	1.69	†	0.66	†	1,164	63

See Accompanying Notes to Financial Statements

36

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions								Ratios to average net assets						Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund(continued)
Class W
10-31-14	56.66	0.46	•	(0.27)	0.19	0.84	—	—	0.84	0.02	56.03	0.37	(a)	1.43	1.38		1.38		0.78	44,417	46
10-31-13	44.11	0.45	•	12.86	13.31	0.76	—	—	0.76	—	56.66	30.62		1.44	1.40		1.40		0.92	44,424	117
10-31-12	42.00	0.66		2.05	2.71	0.72	—	—	0.72	0.12	44.11	7.02	(b)	1.42	1.39		1.39		1.61	35,461	31
10-31-11	44.49	0.53	•	(2.79)	(2.26)	0.25	—	—	0.25	0.02	42.00	(5.08	)(d)	1.37	1.35	†	1.35	†	1.14 †	26,693	37
10-31-10	37.21	0.32	•	7.41	7.73	0.54	—	—	0.54	0.09	44.49	21.24	(e)	1.46	1.44	†	1.44	†	0.82 †	42,257	63
Voya Russia Fund(f)
Class A
10-31-14	34.82	0.37	•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)		2.07	2.07		2.07		1.20	105,813	76
10-31-13	31.44	0.46	•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53		2.01	2.01		2.01		1.42	183,279	28
10-31-12	33.52	0.15		(2.23)	(2.08)	—	—	—	—	—	31.44	(6.21)		2.14	2.14		2.14		0.43	235,622	46
10-31-11	36.52	(0.12	)•	(2.88)	(0.30)	—	—	—	—	—	33.52	(8.21)		2.03	2.03		2.03		(0.29)	317,715	31
10-31-10	29.53	(0.33	)•	7.32	6.99	—	—	—	—	—	36.52	23.67		2.11	2.11		2.11		(0.98)	418,162	30
Class I
10-31-14	35.16	0.47	•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)		1.88	1.88		1.88		1.53	4,354	76
10-31-13	31.76	0.53	•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58		1.85	1.85		1.85		1.61	7,038	28
10-31-12	33.79	0.25	•	(2.28)	(2.03)	—	—	—	—	—	31.76	(6.01)		1.96	1.96		1.96		0.77	8,675	46
10-31-11	36.64	(0.02)		(2.83)	(2.85)	—	—	—	—	—	33.79	(7.78)		1.73	1.73		1.73		(0.04)	10,528	31
10-31-10	29.54	(0.10)		7.20	7.10	—	—	—	—	—	36.64	24.04		1.71	1.71		1.71		(0.38)	8,151	30
Class W
10-31-14	35.05	0.62	•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)		1.82	1.82		1.82		2.05	56	76
10-31-13	31.72	0.68	•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77		1.76	1.76		1.76		2.08	78	28
10-31-12	33.74	0.47	•	(2.49)	(2.02)	—	—	—	—	—	31.72	(5.99)		1.89	1.89		1.89		1.51	64	46
08-05-11(5) - 10-31-11	39.53	(0.03)		(5.76)	(5.79)	—	—	—	—	—	33.74	(14.65)		1.78	1.78		1.78		(0.41)	3	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds.
(5)	Commencement of operations.
(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2014, total return for International Value Equity would have been 1.24%, 0.50%, 0.49%, 1.49% and 1.50% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been (0.01)%, (0.65)%,(0.65)%, 0.49%, 0.10% and 0.34% on Classes A, B, C, I, O and W, respectively.
(b)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for International Value Equity would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W, respectively.

See Accompanying Notes to Financial Statements

37

Financial Highlights (continued)

(c)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value Equity total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.
(d)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, Multi-Manager International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A,B,C,I, O and W, respectively.
(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Multi-Manager International Small Cap total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.
(f)	For the year ended October 31, 2008, Class A redemption fees applied to capital were less than $0.005.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

38

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014

NOTE 1 — ORGANIZATION

Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are sixteen separate active series, seven of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Diversified International Fund (“Diversified International”), Voya Global Bond Fund (“Global Bond’), Voya Global Perspectives Fund (“Global Perspectives”), Voya International Value Equity Fund (“International Value Equity”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund (except Global Bond and Russia) is a diversified series of the Trust. Global Bond and Russia are non-diversified series of the Trust. Effective December 1, 2014, International Value Equity will now be known as “Voya Global Advantage Fund.”

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya

Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the

39

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds, the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV, or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified Emerging Markets Debt, Diversified International, Global Perspectives, and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in underlying funds (“Underlying Funds”) are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that

40

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from

41

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements

42

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At October 31, 2014, the maximum amount of loss that Diversified Emerging Markets Debt and Global Bond would incur if its counterparties failed to perform would be $7,201 and $25,519,025, respectively, which represents the gross payments to be received on open purchased options and forward foreign currency contracts were they to be unwound as of October 31, 2014. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $2,100,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt at October 31, 2014.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

Global Bond had a liability position of $38,137,954 on forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2014, Global

Bond could have been required to pay this amount in cash to its counterparties. As of October 31, 2014, Global Bond had pledged $11,542,000, respectively, in cash collateral for their open OTC derivative transactions.

E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2014, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contracts to buy of $124,901 and $988,052,284, respectively. In addition to the above, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contract to sell of $205,562 and $765,987,400, respectively. Diversified Emerging Markets Debt used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure. Please refer to the tables following the Portfolio of Investments for Diversified Emerging Markets Debt and the Summary Portfolio of Investments for Global Bond for open forward foreign currency contracts at October 31, 2014.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract

43

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended October 31, 2014, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended October 31, 2014, Global Bond had an average notional value of $319,982,769 and $283,021,307 on futures contracts purchased and sold, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at October 31, 2014.

F. Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended October 31, 2014, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options at October 31, 2014. There were no open written foreign currency options at October 31, 2014.

During the year ended October 31, 2014, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions and the table following the Summary Portfolio of Investments for open written interest rate swaptions at October 31, 2014.

Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2014.

G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the

44

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status

45

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2014, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended October 31, 2014, Global Bond had an average notional amount of $20,323,530 on credit default swaps to buy protection.

For the year ended October 31, 2014, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities or credit default swap indices to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for credit default swaps to buy protection at October 31, 2014.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the year ended October 31, 2014, Diversified Emerging Markets Debt has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Outstanding notional amounts on long interest rate swaps were $60,000.

For the year ended October 31, 2014, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $273,768,511.

For the year ended October 31, 2014, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $244,255,676.

At October 31, 2014, Diversified Emerging Markets Debt had pledged $20,000 in cash collateral as initial margin for open centrally cleared interest rate swaps.

At October 31, 2014, Global Bond had pledged $5,220,000 in cash collateral as initial margin for open centrally cleared credit and interest rate swaps.

Diversified Emerging Market Debt and Global Bond enter into interest rate swaps to manage their duration. Please refer to the table following the Portfolio of Investments for Diversified Emerging Markets Debt and the table following the Summary Portfolio of Investments for open interest rate swaps at October 31, 2014.

H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond, declares and pays dividends, if any, annually. Global Bond declares and pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

46

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 331∕3% of its total assets (except Multi-Manager International Small Cap and International Value Equity which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).

At October 31, 2014, certain counterparties had posted $620,948 in cash collateral to Global Bond for delayed-delivery or when-issued transactions.

N. Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

O. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Diversified Emerging Markets Debt	$823,676	$674,402
Diversified International	19,363,066	36,992,178
Global Bond	834,871,056	892,887,991
Global Perspectives	23,018,808	2,131,721
International Value Equity	219,558,014	287,466,616
Multi-Manager International Small Cap	118,297,098	125,966,579
Russia	102,696,823	150,446,827

47

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$2,008,579,278	$1,910,039,390

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2014 and October 31, 2013 were $40,238 and $39,272, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.70%
Diversified International	0.30% on Direct Investments; 0.00% on affiliated Underlying Funds
Global Bond	0.40%
Global Perspectives	0.30% on Direct Investments; 0.10% on affiliated Underlying Funds
International Value Equity	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Multi-Manager International Small Cap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% in excess of $1 billion
Russia	1.25%

The Investment Adviser has contractually agreed to waive a portion of the advisory fee for Multi-Manager International Small Cap. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee rate. This agreement will renew if the Investment Adviser elects to renew it. Termination or modification of this obligation requires approval by the Fund’s Board. For the year ended October 31, 2014, the Investment Adviser waived $66,190 in advisory fees for Multi-Manager International Small Cap.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund's investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya Investment Management Co. LLC*
Diversified International	Voya Investment Management Co. LLC*
Global Bond	Voya Investment Management Co. LLC*
Global Perspectives	Voya Investment Management Co. LLC*
International Value Equity	Voya Investment Management Co. LLC*
Multi-Manager International Small Cap	Acadian Asset Management LLC and Wellington Management Company, LLP
Russia	ING Investment Management Advisors B.V.*

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6 and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	N/A	1.00%	N/A	N/A
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Perspectives	0.25%	N/A	1.00%	N/A	0.50%
International Value Equity	0.25%	1.00%	1.00%	N/A	N/A
Multi-Manager International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A	N/A

48

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2014, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$12	$—
Diversified International	1,889	—
Global Bond	4,001	—
Global Perspectives	19,781	—
International Value Equity	6,334	—
Multi-Manager International Small Cap	7,542	—
Russia	28,380	—
Contingent Deferred Sales Charges:
Diversified International	$—	$6
Global Bond	—	511
Global Perspectives	—	71
International Value Equity	31	170
Multi-Manager International Small Cap	—	101

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Institutional Trust Company	Global Perspectives	52.55%
Voya Capital Allocation Fund	Global Bond	6.05
Voya Global Target Payment Fund	Multi-Manager International Small Cap	6.70
Voya Investment Management Company LLC	Diversified Emerging Markets Debt	96.72
Voya Retirement Insurance and Annuity Company	Multi-Manager International Small Cap	5.93
Voya Solution 2015 Portfolio	Global Bond	6.38
Voya Solution 2025 Portfolio	Global Bond	12.95

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2014, the following Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Diversified Emerging Markets Debt	Audit	$7,013
	Legal	7,288
Diversified International	Postage	31,285
	Transfer Agent	50,646

For the year ended October 31, 2014, Diversified Emerging Markets Debt had a payable to the Investment Adviser of $57,322 representing a recoupment of previously reimbursed fees.

49

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	N/A	2.00%	0.95%	N/A	N/A	N/A	1.00%
Diversified International(1)	1.58%	2.33%	2.33%	1.33%	1.58%	1.83%	N/A	1.33%
Global Bond	0.90%	1.65%	1.65%	0.65%	0.90%	1.15%	0.65%	0.65%
Global Perspectives(1)	1.23%	N/A	1.98%	0.98%	N/A	1.48%	N/A	0.98%
International Value Equity	1.35%	2.10%	2.10%	1.10%	N/A	N/A	N/A	1.10%
Multi-Manager International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	N/A	1.60%
Russia(2)	2.15%	N/A	N/A	1.90%	N/A	N/A	N/A	1.90%

(1)	For Diversified Emerging Markets Debt, Diversified International and Global Perspectives, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund's allocation of assets to, and the net expenses of, a particular Underlying Fund.
(2)	Prior to January 1, 2014, the operating expense limits for Russia were 2.75%, 2.50%, and 2.50% for Class A, Class I, and Class W, respectively.

Pursuant to side letter agreements, through March 1, 2015, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Termination or modification of these obligations requires approval by the Funds’ Board.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)(2)	1.40%	2.15%	2.15%	1.15%	1.40%	1.65%	1.15%
Multi-Manager International SmallCap(1)	1.80%	2.45%	2.45%	1.25%	1.70%	N/A	1.45%
Russia(1)(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.
(2)	The side letter agreement for Diversified International was effective January 1, 2014 and includes the expenses of the Underlying Funds.
(3)	Effective January 1, 2014, the side letter agreement for Russia was terminated. Prior to January 1, 2014, the side letter agreement limited operating expenses to 2.25%, 2.00%, and 2.00% for Class A, Class I, and Class W, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of October 31, 2014, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	October 31,
	2015	2016	2017	Total
Diversified Emerging Markets Debt	$—	$173,089	$91,348	$264,437
Diversified International	244,615	139,676	10,573	394,864
Global Bond	205,867	55,535	—	261,402
Global Perspectives	—	83,994	123,398	207,392
International Value Equity	—	481,016	424,185	905,201

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2014, are as follows:

	October 31,
	2015	2016	2017	Total
Diversified Emerging Markets Debt
Class A	$—	$23	$31	$54
Class C	—	15	5	20
Class W	—	13	5	18
Diversified International
Class A	$—	$23,516	$2,319	$25,835
Class B	—	4,262	409	4,671
Class C	—	15,109	1,449	16,558
Class R	—	56	6	62
Class O	—	2,481	320	2,801
Class W	—	267	27	294
Global Bond
Class A	$—	$45,570	$79,221	$124,791
Class B	—	278	397	675
Class C	—	24,710	40,373	65,083
Class O	—	1,079	2,515	3,594
Class R	—	72	193	265
Class W	—	13,720	22,746	36,466
Global Perspectives
Class I	$—	$24	$114	$138
International Value Equity
Class A	$98,197	$46,779	$56,879	$201,855
Class B	2,887	1,270	712	4,869
Class C	61,031	29,647	35,049	125,727
Class W	11,386	2,805	1,268	15,459

50

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

The expense limitation agreements are contractual through March 1, 2015 (except for Diversified International which is through at least March 1, 2018) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Funds’ Board.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the period ended October 31, 2014 were as follows:

	USD Notional	Cost
Balance at 10/31/13	81,756,615	$1,340,987
Options Purchased	351,360,400	1,866,717
Options Terminated in Closing Sell Transactions	(34,020,000)	(208,121)
Options Expired	(370,286,015)	(2,867,053)
Balance at 10/31/14	28,811,000	$132,530

Transactions in purchased interest rate swaptions for Global Bond for the period ended October 31, 2014 were as follows:

	GBP Notional	USD Notional	Cost
Balance at 10/31/13	—	—	$—
Options Purchased	286,335,000	1,346,721,000	10,458,764
Options Terminated in Closing Sell Transactions	(286,335,000)	(933,882,000)	(7,881,494)
Balance at 10/31/14	—	412,839,000	$2,577,270

Transactions in written foreign currency options for Global Bond for the period ended October 31, 2014 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/13	62,566,523	$400,733
Options Written	85,844,000	577,471
Options Terminated in Closing Purchase Transactions	(11,560,000)	(29,478)
Options Expired	(136,850,523)	(948,726)
Balance at 10/31/14	—	$—

Transactions in written interest rate swaptions for Global Bond for the period ended October 31, 2014 were as follows:

	GBP Notional	USD Notional	Premiums Received
Balance at 10/31/13	—	—	$—
Options Written	63,566,000	1,280,985,000	8,308,788
Options Terminated in Closing Purchase Transactions	(63,566,000)	(1,049,063,000)	(6,397,904)
Balance at 10/31/14	—	231,922,000	$1,910,884

NOTE 11 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified International	3	$2,447,000	1.09%
Global Bond	6	2,202,833	1.09
International Value Equity	36	1,717,000	1.08
Russia	14	1,529,357	1.08

51

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified Emerging Markets Debt
Class A
10/31/2014	3,355	—	58	(675)	—	2,738	32,231	—	—	526	—	(6,377)	—	26,380
11/2/2012(1)- 10/31/2013	1,123	—	2	— *	—	1,125	10,754	—	—	26	—	(3)	—	10,777
Class C
10/31/2014	—	—	14	(1)	—	13	—	—	—	131	—	(9)	—	122
11/2/2012(1)- 10/31/2013	345	—	2	—	—	347	3,424	—	—	22	—	—	—	3,446
Class I
10/31/2014	—	—	5,106	(1)	—	5,105	—	—	—	46,517	—	(10)	—	46,507
11/2/2012(1)- 10/31/2013	99,101	—	872	—	—	99,973	991,010	—	—	8,889	—	—	—	999,899
Class W
10/31/2014	—	—	15	(1)	—	14	—	—	—	139	—	(10)	—	129
11/2/2012(1)- 10/31/2013	301	—	3	—	—	304	3,010	—	—	27	—	—	—	3,037
Diversified International
Class A
10/31/2014	305,902	—	—	(924,154)	—	(618,252)	3,274,050	—	—	—	—	(9,869,742)	—	(6,595,692)
10/31/2013	196,873	—	89,342	(1,693,514)	—	(1,407,299)	1,903,710	—	—	827,305	—	(16,133,553)	—	(13,402,538)
Class B
10/31/2014	3,265	—	—	(319,675)	—	(316,410)	34,301	—	—	—	—	(3,395,267)	—	(3,360,966)
10/31/2013	1,868	—	10,025	(209,687)	—	(197,794)	17,836	—	—	92,918	—	(2,004,063)	—	(1,893,309)
Class C
10/31/2014	61,589	—	—	(490,584)	—	(428,995)	648,755	—	—	—	—	(5,180,257)	—	(4,531,502)
10/31/2013	92,148	—	30,789	(882,901)	—	(759,964)	884,447	—	—	285,415	—	(8,448,931)	—	(7,279,069)
Class I
10/31/2014	92,140	—	—	(430,921)	—	(338,781)	988,894	—	—	—	—	(4,498,558)	—	(3,509,664)
10/31/2013	87,853	—	18,809	(421,018)	—	(314,356)	846,991	—	—	173,231	—	(4,036,527)	—	(3,016,305)
Class O
10/31/2014	79,197	—	—	(105,027)	—	(25,830)	837,653	—	—	—	—	(1,108,857)	—	(271,204)
10/31/2013	193,969	—	—	(113,686)	—	80,283	1,835,913	—	—	—	—	(1,081,509)	—	754,404
Class R
10/31/2014	3	—	—	(2,496)	—	(2,493)	34	—	—	—	—	(26,496)	—	(26,462)
10/31/2013	—	—	224	(408)	—	(184)	—	—	—	2,051	—	(3,837)	—	(1,786)
Class W
10/31/2014	9,681	—	—	(15,437)	—	(5,756)	103,228	—	—	—	—	(163,459)	—	(60,231)
10/31/2013	12,612	—	1,255	(33,158)	—	(19,291)	120,871	—	—	11,530	—	(299,359)	—	(166,958)
Global Bond
Class A
10/31/2014	1,737,603	—	329,885	(5,127,013)	—	(3,059,525)	19,145,352	—	—	3,619,305	—	(56,266,078)	—	(33,501,421)
10/31/2013	4,235,860	—	558,392	(12,505,173)	—	(7,710,921)	48,265,104	—	—	6,274,807	—	(139,195,892)	—	(84,655,981)
Class B
10/31/2014	852	—	1,089	(31,615)	—	(29,674)	9,221	—	—	11,817	—	(343,489)	—	(322,451)
10/31/2013	4,646	—	2,154	(76,767)	—	(69,967)	52,485	—	—	23,983	—	(854,617)	—	(778,149)
Class C
10/31/2014	261,675	—	118,876	(2,565,936)	—	(2,185,385)	2,858,518	—	—	1,296,353	—	(28,003,329)	—	(23,848,458)
10/31/2013	1,572,446	—	195,013	(4,956,507)	—	(3,189,048)	17,889,104	—	—	2,172,902	—	(54,422,735)	—	(34,360,729)
Class I
10/31/2014	5,466,665	—	570,833	(5,509,168)	—	528,330	59,756,334	—	—	6,237,500	—	(60,158,913)	—	5,834,921
10/31/2013	18,247,260	—	1,131,911	(40,817,382)	—	(21,438,211)	206,405,323	—	—	12,755,354	—	(450,146,500)	—	(230,985,823)
Class O
10/31/2014	47,900	—	9	(72,268)	—	(24,359)	516,188	—	—	100	—	(778,386)	—	(262,098)
10/31/2013	71,400	—	9	(114,570)	—	(43,161)	791,569	—	—	101	—	(1,258,354)	—	(466,684)

52

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Bond (continued)
Class R
10/31/2014	82,093	—	579	(8,620)	—	74,052	882,978	—	—	6,308	—	(94,633)	—	794,653
10/31/2013	4,810	—	794	(8,233)	—	(2,629)	53,702	—	—	8,893	—	(90,482)	—	(27,887)
Class R6
10/31/2014	4,847,860	—	739,788	(3,220,019)	—	2,367,629	53,378,735	—	—	8,114,567	—	(35,333,675)	—	26,159,627
5/31/2013(1)- 10/31/2013	18,197,599	—	245,218	(1,757,323)	—	16,685,494	199,701,508	—	—	2,607,204	—	(18,792,538)	—	183,516,174
Class W
10/31/2014	1,714,737	—	112,865	(1,139,311)	—	688,291	18,462,793	—	—	1,213,033	—	(12,234,010)	—	7,441,816
10/31/2013	2,460,250	—	136,176	(2,813,142)	—	(216,716)	27,337,951	—	—	1,492,966	—	(30,392,213)	—	(1,561,296)
Global Perspectives
Class A
10/31/2014	507,374	—	3,013	(40,087)	—	470,300	5,540,591	—	—	31,968	—	(431,047)	—	5,141,512
3/28/2013(1)- 10/31/2013	209,180	—	—	— *	—	209,180	2,123,576	—	—	—	—	(3)	—	2,123,573
Class C
10/31/2014	332,370	—	262	(8,651)	—	323,981	3,570,290	—	—	2,773	—	(91,873)	—	3,481,190
3/28/2013(1)- 10/31/2013	10,631	—	—	—	—	10,631	107,381	—	—	—	—	—	—	107,381
Class I
10/31/2014	21,376	—	123	(3,279)	—	18,220	232,577	—	—	1,308	—	(35,295)	—	198,590
3/28/2013(1)- 10/31/2013	7,640	—	—	—	—	7,640	80,010	—	—	—	—	—	—	80,010
Class R
10/31/2014	977,834	—	8,688	(130,830)	—	855,692	10,546,225	—	—	92,009	—	(1,417,232)	—	9,221,002
3/28/2013(1)- 10/31/2013	587,655	—	—	(2,025)	—	585,630	6,066,587	—	—	—	—	(20,693)	—	6,045,894
Class W
10/31/2014	297,766	—	281	(15,212)	—	282,835	3,243,687	—	—	2,985	—	(166,750)	—	3,079,922
3/28/2013(1)- 10/31/2013	16,079	—	—	—	—	16,079	161,517	—	—	—	—	—	—	161,517
International Value Equity
Class A
10/31/2014	320,612	—	2,888	(1,784,213)	—	(1,460,713)	10,260,170	167,507	—	88,067	—	(57,451,881)	—	(46,936,137)
10/31/2013	332,292	5,945,747	46,473	(2,116,032)	—	4,208,480	9,494,217	—	167,756,757	1,275,295	—	(126,974,727)	—	51,551,542
Class B
10/31/2014	331	—	—	(35,988)	—	(35,657)	12,478	2,105	—	—	—	(1,241,379)	—	(1,226,796)
10/31/2013	73	27,722	830	(38,710)	—	(10,085)	2,189	—	847,082	24,925	—	(37,891,435)	—	(37,017,239)
Class C
10/31/2014	44,401	—	—	(825,896)	—	(781,495)	1,332,975	101,657	—	—	—	(24,674,724)	—	(23,240,092)
10/31/2013	71,421	3,392,619	14,043	(990,498)	—	2,487,585	1,897,805	—	89,705,655	364,990	—	(52,589,789)	—	39,378,661
Class I
10/31/2014	499,471	—	799	(549,880)	—	(49,610)	16,375,062	40,152	—	24,581	—	(17,758,455)	—	(1,318,660)
10/31/2013	280,114	2,144,940	13,196	(2,146,168)	—	292,082	7,991,916	—	61,012,498	363,142	—	34,128,921	—	103,496,477
Class W
10/31/2014	20,218	—	199	(116,011)	—	(95,594)	655,288	3,081	—	6,109	—	(3,851,196)	—	(3,186,718)
10/31/2013	46,054	7,241	6,323	(168,258)	—	(108,640)	1,316,603	—	205,658	174,026	—	(10,051,150)	—	(8,354,863)
Multi-Manager International Small Cap
Class A
10/31/2014	295,346	—	22,016	(626,593)	—	(309,231)	14,483,135	26,238	—	1,035,306	—	(30,514,401)	—	(14,969,722)
10/31/2013	314,087	—	29,435	(735,492)	—	(391,970)	13,036,722	—	—	1,108,523	—	(30,493,405)	—	(16,348,160)
Class B
10/31/2014	637	—	137	(12,422)	—	(11,648)	32,792	349	—	6,865	—	(648,657)	—	(608,651)
10/31/2013	316	—	343	(18,313)	—	(17,654)	13,042	—	—	13,728	—	(787,014)	—	(760,244)
Class C
10/31/2014	28,611	—	4,284	(88,054)	—	(55,159)	1,301,091	7,322	—	187,885	—	(3,970,858)	—	(2,474,560)
10/31/2013	29,143	—	6,221	(115,500)	—	(80,136)	1,152,293	—	—	218,739	—	(4,439,252)	—	(3,068,220)

53

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds		Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	$	($)	($)	$		($)	$	($)
Multi-Manager International Small Cap (continued)
Class I
10/31/2014	508,170	—	35,870	(274,750)	—	269,290	24,968,699	39,316	—	1,682,998	—		(13,469,889)	—	13,221,124
10/31/2013	362,685	—	45,724	(1,139,787)	—	(731,378)	14,775,301	—	—	1,718,300	—		(47,778,575)	—	(31,284,974)
Class O
10/31/2014	11,561	—	—	(10,652)	—	909	556,971	1,027	—	—	—		(514,565)	—	43,433
10/31/2013	24,843	—	—	(8,876)	—	15,967	1,027,584	—	—	—	—		(362,230)	—	665,354
Class W
10/31/2014	101,765	—	11,721	(104,874)	—	8,612	6,010,816	16,506	—	657,842	—		(6,236,539)	—	448,625
10/31/2013	283,672	—	13,955	(317,414)	—	(19,787)	13,181,608	—	—	625,471	—		(14,946,939)	—	(1,139,860)
Russia
Class A
10/31/2014	321,797	—	72,432	(1,806,814)	—	(1,412,585)	9,390,431	—	—	2,424,305	40,238		(54,069,006)	—	(42,214,032)
10/31/2013	253,656	—	44,013	(2,528,350)	—	(2,230,681)	8,504,268	—	—	1,447,203	28,923		(82,070,871)	—	(72,090,477)
Class I
10/31/2014	111,124	—	1,696	(156,009)	—	(43,189)	3,339,564	—	—	57,244	—	*	(4,852,510)	—	(1,455,702)
10/31/2013	89,753	—	1,174	(163,887)	—	(72,960)	2,931,285	—	—	38,950	10,124		(5,335,652)	—	(2,355,293)
Class W
10/31/2014	1,900	—	34	(2,135)	—	(201)	56,400	—	—	1,139	—		(66,396)	—	(8,857)
10/31/2013	1,459	—	12	(1,270)	—	201	47,126	—	—	408	225		(40,787)	—	6,972

(1)	Commencement of operations.
*	Share amount is less than 0.500 or $0.50.

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified Emerging Markets Debt, Diversified International and Global Perspectives are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation (Diversified Emerging Markets Debt, Diversified International and Global Perspectives). Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or sub-adviser. There is a risk that a Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Investment by Funds-of-Funds (Global Bond). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Fund and will attempt to minimize any adverse effects on the Funds and the Fund-of-Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments. Foreign

54

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 13 — CONCENTRATION OF RISKS (continued)

investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Bond and Russia). Certain of the Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2014:

International Value Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$1,991,795	$(1,991,795)	$—
Credit Suisse Securities USA	205,066	(205,066)	—
Goldman Sachs & Co.	14,146	(14,146)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	78,446	(78,446)	—
Morgan Stanley & Co. LLC	23,842	(23,842)	—
Total	$2,313,295	$(2,313,295)	$—

(1)	Collateral with a fair value of $2,383,528 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets	$354,649	$(354,649)	$—
Credit Suisse Securities (Europe) Limited	337,477	(337,477)	—
Credit Suisse Securities (USA) Limited	167,349	(167,349)	—
Deutsche Bank AG	1,422,690	(1,422,690)	—
Goldman Sachs & Co.	558,724	(558,724)	—
Merrill Lynch International	214,092	(214,092)	—
Nomura International PLC	62,945	(62,945)	—
Societe Generale	82,456	(82,456)	—
UBS AG	413,526	(413,526)	—
Total	$3,613,908	$(3,613,908)	$—

(1)	Collateral with a fair value of $3,812,665 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russia

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Co.	$2,445,950	$(2,445,950)	$—

(1)	Collateral with a fair value of $2,519,339 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

55

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Diversified Emerging Markets Debt	$—	$14,114	$(14,114)
Diversified International	—	31,603	(31,603)
Global Bond	(7,480,342)	7,173,071	307,271
Global Perspectives	—	46,007	(46,007)
International Value Equity	(233,101)	298,958	(65,857)
Multi-Manager International Small Cap	(67,268)	561,669	(494,401)
Russia	—	(21,447)	21,447

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Diversified Emerging Markets Debt	$47,433	$—	$8,964	$—
Diversified International	—	—	1,749,755	—
Global Bond	—	22,284,070	4,304,253	25,961,922
Global Perspectives	132,047	—	—	—
International Value Equity	149,248	—	2,869,835	—
Multi-Manager International Small Cap	4,020,557	—	4,393,881	—
Russia	2,735,967	—	1,710,153	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed	Undistributed	Late Year	Unrealized
	Ordinary	Long-term	Ordinary	Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	Losses Deferred	(Depreciation)	Amount	Character	Expiration
Diversified Emerging Markets Debt	$31,249	$—	$—	$700	$(11,207)	Short-term	None
					(40,778)	Long-term	None
					$(51,985)
Diversified International	348,660	—	(4,289)	9,989,751	(27,472,008)	Short-term	2016
					(93,445,922)	Short-term	2017
					(33,117,873)	Short-term	2018
					(824,702)	Short-term	2019
					$(154,860,505)
Global Bond	—	—	—	8,892,606	(2,494,001)	Long-term	None
Global Perspectives	186,966	208,115	—	625,892	—	N/A	N/A

56

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed	Undistributed	Late Year	Unrealized
	Ordinary	Long-term	Ordinary	Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	Losses Deferred	(Depreciation)	Amount	Character	Expiration
International Value Equity	10,270,500	—	—	31,214,225	(811,839,292)	Short-term	2016
					(70,133,094)	Short-term	2017
					(9,116,644)	Short-term	2018
					(111,346,203)	Long-term	None
					$(1,002,435,233)*
Multi-Manager International Small Cap	2,071,469	—	—	10,285,846	(17,610,549)	Short-term	2016
					(202,973,948)	Short-term	2017
					$(220,584,497)
Russia	1,194,907	—	—	13,389,745	(57,143,677)	Short-term	2017
					(21,810,157)	Short-term	2018
					$(78,953,834)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of October 31, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — INFORMATION REGARDING TRADING OF VOYA FINANCIAL’S MUTUAL FUNDS

On April 9, 2010, the SEC entered into a settlement of an administrative proceeding against Morgan Stanley & Co, Incorporated, (“MS&Co.” or “Respondent”), as successor to Morgan Stanley DW Inc. (“MSDW”). As part of the settlement, the Respondent has established a Fair Fund for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fair Fund is comprised of disgorgement in the amount of $17 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $17 million plus interest earned by the Fair Fund.

On October 9, 2013, the SEC issued an order approving the proposed plan of distribution. On April 2, 2014, in connection with this settlement, the following funds received:

International Value Equity	$314,502
Multi-Manager Small Cap	$90,758

NOTE 17 — REORGANIZATIONS

On July 12, 2013, International Value Equity (“Acquiring Fund”) acquired all of the net assets of ING International Value Choice Fund and ING International Value Fund (each an “Acquired Fund”), each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of each Acquired Fund. The purposes of the transaction were to combine two funds with comparable investment objectives, policies, restrictions and management. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on November 1, 2012, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended October 31, 2013, are as follows:

Net investment income	$7,129,796
Net realized and unrealized gain on investments	$142,131,217
Net increase in net assets resulting from operations	$149,610,013

57

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 17 — REORGANIZATIONS (continued)

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s statement of operations since July 12, 2013. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Funds’ Unrealized Depreciation (000s)	Conversion Ratio
International Value Equity	ING International Value Choice Fund	$14,066	$130,122	$19,728	$1,693	0.3548
International Value Equity	ING International Value Fund	$305,461	$130,122	$984,793	$38,142	0.4023

The net assets of International Value Equity after the acquisitions were $449,649,246.

NOTE 18 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser(s) provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-advisers.

Sub-Adviser (Russia):

IIMA is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”) and NN Group is a majority-owned subsidiary of ING Groep. In connection with the Restructuring Plan discussed above, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.

58

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 18 — RESTRUCTURING PLAN (continued)

It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which IIMA provides services to the funds for which IIMA serves as sub-adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved new sub-advisory agreements for the funds in anticipation of the divestment. Shareholders of the funds for which IIMA serves as a sub-adviser will be asked to approve these new investment sub-advisory agreements. This approval will also include approval of any future sub-advisory agreements prompted by the divestment that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of Russia may not have another opportunity to vote on a new agreement with IIMA even if IIMA undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.

NOTE 19 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2014, the following Funds paid net investment income dividends of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0350	November 4, 2014	October 31, 2014
Class B	$0.0280	November 4, 2014	October 31, 2014
Class C	$0.0281	November 4, 2014	October 31, 2014
Class I	$0.0377	November 4, 2014	October 31, 2014
Class O	$0.0351	November 4, 2014	October 31, 2014
Class R	$0.0340	November 4, 2014	October 31, 2014
Class R6	$0.0379	November 4, 2014	October 31, 2014
Class W	$0.0373	November 4, 2014	October 31, 2014
Class A	$0.0350	December 2, 2014	November 28, 2014
Class B	$0.0284	December 2, 2014	November 28, 2014
Class C	$0.0283	December 2, 2014	November 28, 2014
Class I	$0.0375	December 2, 2014	November 28, 2014
Class O	$0.0350	December 2, 2014	November 28, 2014
Class R	$0.0335	December 2, 2014	November 28, 2014
Class R6	$0.0378	December 2, 2014	November 28, 2014
Class W	$0.0372	December 2, 2014	November 28, 2014

International Value Equity
Class A	$1.0131	December 18, 2014	December 16, 2014
Class B	$0.6819	December 18, 2014	December 16, 2014
Class C	$0.7789	December 18, 2014	December 16, 2014
Class I	$1.1115	December 18, 2014	December 16, 2014
Class W	$1.0850	December 18, 2014	December 16, 2014

Multi-Manager International Small Cap
Class A	$0.3196	December 18, 2014	December 16, 2014
Class B	$—	December 18, 2014	December 16, 2014
Class C	$0.0430	December 18, 2014	December 16, 2014
Class I	$0.6058	December 18, 2014	December 16, 2014
Class O	$0.4143	December 18, 2014	December 16, 2014
Class W	$0.5271	December 18, 2014	December 16, 2014

Russia
Class A	$0.7312	December 18, 2014	December 16, 2014
Class I	$0.8317	December 18, 2014	December 16, 2014
Class W	$0.8551	December 18, 2014	December 16, 2014

59

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 19 — SUBSEQUENT EVENTS (continued)

On September 12, 2014, the Board approved the reclassification of the investment objective of Russia from “fundamental” to “non-fundamental” and a change in the investment objective. If the reclassification of the investment objective is approved by shareholders, the Fund’s new investment objective would be to seek long-term capital appreciation. The investment objective would be effective immediately upon shareholder approval of the reclassification.

On September 12, 2014, the Board approved a proposal to reorganize Voya Global Natural Resources Fund, which is not included in this report (the “Disappearing Fund”), with and into International Value Equity (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about May 5, 2015. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about May 22, 2015.

On September 12, 2014, the Board of International Value Equity approved a change with respect to the Fund’s name, investment objective, principal investment strategies, benchmark, and portfolio management team effective December 1, 2014. The Fund was also renamed Voya Global Value Advantage Fund.

On November 20, 2014, the Board approved a new side letter expense limitation agreement for Russia. Effective January 1, 2015, the new non-recoupable side letter agreement, through March 1, 2016, is 2.00%, 1.75% and 1.75% for Class A, Class I and Class W, respectively.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

60

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of October 31, 2014

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
47,911	Voya Emerging Markets Corporate Debt Fund - Class P	$480,071	44.8
49,387	Voya Emerging Markets Hard Currency Debt Fund - Class P	482,514	45.1
12,748	Voya Emerging Markets Local Currency Debt Fund - Class P	108,865	10.2
	Total Mutual Funds (Cost $1,065,779)	1,071,450	100.1
SHORT-TERM INVESTMENTS: 2.0%
	Mutual Funds: 2.0%
21,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $21,000)	21,000	2.0
	Total Short-Term Investments (Cost $21,000)	21,000	2.0
Shares		Value	Percentage of Net Assets
	Total Investments in Securities (Cost $1,086,779)	$1,092,450	102.1
	Liabilities in Excess of Other Assets	(22,289)	(2.1)
	Net Assets	$1,070,161	100.0

††	Rate shown is the 7-day yield as of October 31, 2014.

Cost for federal income tax purposes is $1,093,490.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$8,956
Gross Unrealized Depreciation	(9,996)
Net Unrealized Depreciation	$(1,040)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Mutual Funds	$1,071,450	$—	$—	$1,071,450
Short-Term Investments	21,000	—	—	21,000
Total Investments, at fair value	$1,092,450	$—	$—	$1,092,450
Other Financial Instruments+
Centrally Cleared Swaps	—	106	—	106
Forward Foreign Currency Contracts	—	7,201	—	7,201
Total Assets	$1,092,450	$7,307	$—	$1,099,757

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of October 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended October 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$186,663	$448,864	$(160,455)	$4,999	$480,071	$15,507	$(454)	$3,357
Voya Emerging Markets Hard Currency Debt Fund - Class P	538,614	194,123	(279,120)	28,897	482,514	27,085	(14,120)	7,038
Voya Emerging Markets Local Currency Debt Fund - Class P	187,489	180,690	(270,836)	11,522	108,865	1,287	(30,765)	4,331
	$912,766	$823,677	$(710,411)	$45,418	$1,071,450	$43,879	$(45,339)	$14,726

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At October 31, 2014, the following forward foreign currency contracts were outstanding for the Voya Diversified Emerging Markets Debt Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Philippine Peso	311,710	Sell	11/21/14	$7,130	$6,935	$195
Barclays Bank PLC	Russian Ruble	595,210	Sell	12/19/14	15,695	13,644	2,051
Barclays Bank PLC	Mexican Peso	295,548	Sell	12/19/14	22,460	21,887	573
BNP Paribas	Brazilian Real	43,535	Sell	12/19/14	18,838	17,338	1,500
Deutsche Bank AG	Malaysian Ringgit	82,613	Sell	11/21/14	26,024	24,991	1,033
Deutsche Bank AG	Hungarian Forint	2,411,917	Sell	12/19/14	9,922	9,798	124
Deutsche Bank AG	Turkish Lira	37,518	Sell	12/19/14	16,949	16,705	244
Deutsche Bank AG	South African Rand	189,893	Sell	12/19/14	17,346	17,083	263
Deutsche Bank AG	Polish Zloty	44,305	Sell	12/19/14	13,651	13,123	528
Goldman Sachs & Co.	Indonesian Rupiah	163,945,000	Sell	11/21/14	13,840	13,541	299
HSBC	Peruvian Nuevo Sol	16,872	Sell	12/19/14	5,848	5,742	106
HSBC	Colombian Peso	11,475,440	Sell	12/19/14	5,834	5,549	285
							$7,201

Voya Diversified Emerging Markets Debt Fund Centrally Cleared Interest Rate Swap Agreements Outstanding on October 31, 2014:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.722% and pay a floating rate based on the 3-month USD-LIBOR-BBA	07/14/19	USD	60,000	$106	$106
				$106	$106

See Accompanying Notes to Financial Statements

62

Voya Diversified Emerging Markets Debt Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$7,201
Interest rate contracts	Net Assets — Unrealized appreciation*	106
Total Asset Derivatives		$7,307

*	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps
Foreign exchange contracts	$(598)	$—
Interest rate contracts	—	941
Total	$(598)	$941

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps
Foreign exchange contracts	$7,201	$—
Interest rate contracts	—	106
Total	$7,201	$106

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2014:

	Barclays Bank PLC	BNP Paribas	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	Totals
Assets:
Forward foreign currency contracts	$2,819	$1,500	$2,192	$299	$391	$7,201
Total Assets	$2,819	$1,500	$2,192	$299	$391	$7,201
Net OTC derivative instruments by counterparty, at fair value	$2,819	$1,500	$2,192	$299	$391	$7,201
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$2,819	$1,500	$2,192	$299	$391	$7,201

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

63

Voya Diversified International Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.1%
170,256	iShares MSCI EAFE Index Fund	$10,887,871	16.1
	Total Exchange-Traded Funds (Cost $10,931,199)	10,887,871	16.1
MUTUAL FUNDS: 84.1%
	Affiliated Investment Companies: 84.1%
1,617,291	Voya International Core Fund - Class I	17,790,197	26.3
740,935	Voya Multi-Manager Emerging Markets Equity Fund- Class I	8,602,255	12.7
2,325,154	Voya Multi-Manager International Equity Fund - Class I	27,134,546	40.2
70,155	Voya Multi-Manager International Small Cap Fund - Class I	3,290,285	4.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Total Mutual Funds (Cost $45,850,006)	$56,817,283	84.1
	Total Investments in Securities (Cost $56,781,205)	$67,705,154	100.2
	Liabilities in Excess of Other Assets	(121,082)	(0.2)
	Net Assets	$67,584,072	100.0

Cost for federal income tax purposes is $57,715,403.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,967,277
Gross Unrealized Depreciation	(977,526)
Net Unrealized Appreciation	$9,989,751

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$10,887,871	$—	$—	$10,887,871
Mutual Funds	56,817,283	—	—	56,817,283
Total Investments, at fair value	$67,705,154	$—	$—	$67,705,154

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended October 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya International Core fund - Class I	$34,399,399	$2,823,230	$(16,752,787)	$(2,679,645)	$17,790,197	$485,335	$2,334,388	$52,796
Voya Multi-Manager Emerging Markets Equity Fund - Class I	11,306,005	2,316,655	(4,392,231)	(628,174)	8,602,255	117,987	317,994	—
Voya Multi-Manager International Equity Fund - Class I	34,627,345	909,003	(7,011,427)	(1,390,375)	27,134,546	340,771	910,555	31,603
Voya Multi-Manager International Small Cap Fund - Class I	4,421,218	146,372	(607,500)	(669,805)	3,290,285	76,687	654,418	—
	$84,753,967	$6,195,260	$(28,763,945)	$(5,367,999)	$56,817,283	$1,020,780	$4,217,355	$84,398

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

64

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 36.2%
		Australia: 0.3%
930,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	$963,713	0.2
812,000		Other Securities	913,431	0.1
			1,877,144	0.3
		Bermuda: 0.2%
1,000,000		Other Securities	1,005,000	0.2
		Brazil: 1.7%
1,050,000	#	Caixa Economica Federal, 4.500%, 10/03/18	1,077,720	0.2
420,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	446,090	0.1
1,575,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	1,578,938	0.3
1,100,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	1,172,875	0.2
758,500	#	QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 07/30/18	780,876	0.1
380,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	395,200	0.1
3,761,000		Other Securities	3,809,727	0.7
			9,261,426	1.7
		Canada: 0.3%
940,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	985,825	0.2
822,000		Other Securities	793,223	0.1
			1,779,048	0.3
		Colombia: 0.6%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,526,250	0.3
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	780,798	0.1
1,200,000		Other Securities	1,224,000	0.2
			3,531,048	0.6
		Dominican Republic: 0.2%
1,000,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	1,020,000	0.2
		France: 0.7%
1,153,000		BPCE SA, 2.500%, 12/10/18	1,160,628	0.2
1,142,000	#	BPCE SA, 5.150%, 07/21/24	1,177,098	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		France (continued)
1,660,000	#	Numericable Group SA, 6.000%, 05/15/22	$1,699,425	0.3
			4,037,151	0.7
		Hong Kong: 0.3%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,610,190	0.3
		India: 0.6%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,375,522	0.3
492,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	484,620	0.1
1,200,000		Other Securities	1,313,250	0.2
			3,173,392	0.6
		Italy: 0.2%
1,216,000		Other Securities	1,267,179	0.2
		Japan: 0.2%
1,120,000	#	Softbank Corp., 4.500%, 04/15/20	1,138,200	0.2
		Luxembourg: 0.3%
1,540,000		Other Securities	1,653,081	0.3
		Mexico: 0.6%
975,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	1,040,813	0.2
675,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	766,125	0.2
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,255,781	0.2
			3,062,719	0.6
		Netherlands: 0.8%
575,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	598,000	0.1
1,150,000	#	NXP BV/NXP Funding LLC, 5.750%, 02/15/21	1,219,000	0.2
780,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	820,950	0.2
1,667,000		Other Securities	1,774,773	0.3
			4,412,723	0.8
		Paraguay: 0.5%
2,600,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	2,743,000	0.5

See Accompanying Notes to Financial Statements

65

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Russia: 1.0%
650,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	$638,625	0.1
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	409,000	0.1
4,375,000		Other Securities	4,216,344	0.8
			5,263,969	1.0
		Sweden: 0.2%
984,000	#	Nordea Bank AB, 5.500%, 09/29/49	996,300	0.2
		Switzerland: 0.6%
1,911,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,111,655	0.4
1,143,000		Other Securities	1,350,515	0.2
			3,462,170	0.6
		United Arab Emirates: 0.9%
1,100,000	#	Abu Dhabi National Energy Co., 2.500%, 01/12/18	1,119,853	0.2
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,273,050	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	837,225	0.2
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,878,829	0.3
			5,108,957	0.9
		United Kingdom: 0.5%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	695,667	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	269,063	0.1
1,589,000		Other Securities	1,591,170	0.3
			2,555,900	0.5
		United States: 25.5%
630,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	671,737	0.1
1,025,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,042,937	0.2
1,257,000	#	Amsurg Corp., 5.625%, 07/15/22	1,308,694	0.2
875,000	#	Audatex North America, Inc., 6.000%, 06/15/21	929,687	0.2
2,221,000		Bank of America Corp., 3.300%-4.100%, 01/11/23-04/01/24	2,272,526	0.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
940,000	#	Calpine Corp., 6.000%, 01/15/22	$1,017,550	0.2
2,653,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%-5.250%, 09/30/ 22-02/15/23	2,664,454	0.5
1,170,000	#	Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 06/01/24	1,171,463	0.2
1,517,000		Citigroup, Inc., 4.000%-5.500%, 08/05/ 24-09/13/25	1,609,863	0.3
302,000	#	CommScope, Inc., 5.000%, 06/15/21	302,755	0.0
376,000	#	CommScope, Inc., 5.500%, 06/15/24	382,110	0.1
2,159,000	#	COX Communications, Inc., 2.950%, 06/30/23	2,060,001	0.4
900,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	945,000	0.2
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,355,097	0.4
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	645,750	0.1
1,956,000		Gannett Co., Inc., 5.125%-6.375%, 07/15/ 20-10/15/23	2,065,680	0.4
2,314,000		General Electric Capital Corp., 4.375%-6.750%, 09/16/20-03/15/32	2,672,065	0.5
1,412,000	#	Glencore Funding LLC, 2.500%, 01/15/19	1,401,753	0.2
2,071,000		Goldman Sachs Group, Inc., 4.800%-5.250%, 07/27/21-07/08/44	2,270,327	0.4
120,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	115,350	0.0
1,025,000	#	JBS USA LLC/ JBS USA Finance, Inc., 5.875%, 07/15/24	1,032,688	0.2
556,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	594,323	0.1
2,806,000		JPMorgan Chase & Co., 1.625%-6.000%, 05/15/18-12/29/49	2,766,252	0.5

See Accompanying Notes to Financial Statements

66

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	$550,625	0.1
3,106,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-04/29/24	3,145,168	0.6
2,151,000		Mylan, Inc./PA, 2.600%, 06/24/18	2,187,404	0.4
1,090,000	#	Netflix, Inc., 5.750%, 03/01/24	1,147,225	0.2
2,000,000		Pinnacle Entertainment, Inc., 6.375%, 08/01/21	2,150,000	0.4
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	728,175	0.1
390,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	372,450	0.1
1,055,000	#	Sanmina Corp., 4.375%, 06/01/19	1,058,956	0.2
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,251,250	0.2
1,750,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	1,741,250	0.3
1,159,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	1,225,643	0.2
475,000	#	Sprint Corp., 7.125%, 06/15/24	489,844	0.1
475,000	#	Sprint Corp., 7.875%, 09/15/23	515,375	0.1
1,025,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	1,060,875	0.2
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	903,604	0.2
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,763,865	0.3
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	421,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	762,300	0.1
2,284,000		Verizon Communications, Inc., 5.150%, 09/15/23	2,558,676	0.5
605,000		Verizon Communications, Inc., 6.550%, 09/15/43	764,891	0.1
606,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	623,688	0.1
1,992,000		WellPoint, Inc., 3.500%-5.100%, 08/15/24-01/15/44	2,084,237	0.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
1,033,000		Wells Fargo & Co., 4.100%, 06/03/26	$1,048,191	0.2
1,170,000	#	West Corp., 5.375%, 07/15/22	1,137,825	0.2
75,466,000		Other Securities	79,764,129	14.3
			141,754,708	25.5
		Total Corporate Bonds/Notes (Cost $193,227,006)	200,713,305	36.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.6%
		United States: 11.6%
970,594		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	978,822	0.2
1,340,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.563%, 06/10/49	1,393,015	0.2
1,190,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.563%, 06/10/49	1,191,306	0.2
1,550,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.821%, 02/10/51	1,624,940	0.3
1,980,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.657%, 07/10/42	2,034,521	0.4
960,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-2 H, 5.515%, 07/10/43	963,304	0.2
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.348%, 09/10/47	737,801	0.1
610,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 F, 5.348%, 09/10/47	612,368	0.1
404,801		Banc of America Mortgage 2005-J Trust 2A4, 2.729%, 11/25/35	374,557	0.1
2,644,200	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR5 F, 5.483%, 07/11/42	2,817,854	0.5
933,399	#	Beckman Coulter, Inc., 7.498%, 12/15/18	1,012,085	0.2

See Accompanying Notes to Financial Statements

67

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,160,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.250%, 04/15/40	$1,178,257	0.2
1,140,000	#	Commercial 2004-LNB2 Mortgage Trust, 6.269%, 03/10/39	1,278,703	0.2
7,745,977	^	Commercial Mortgage Pass Through Certificates, 1.214%, 05/10/47	586,728	0.1
850,000	#	Commercial Mortgage Trust 2004-GG1 F, 5.992%, 06/10/36	868,549	0.2
5,819,583	^	Commercial Mortgage Trust, 1.777%, 01/10/46	506,485	0.1
20,855,517	^	Commercial Mortgage Trust, 1.985%, 10/15/45	2,209,849	0.4
7,590,062	^	Commercial Mortgage Trust, 2.128%, 05/15/45	811,011	0.1
410,000		Commercial 2007-C9 Mortgage Trust, 5.796%, 12/10/49	425,621	0.1
1,060,000		Commercial Mortgage Trust, 5.305%, 06/10/44	1,060,979	0.2
590,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 5.900%, 09/15/39	620,227	0.1
950,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.974%, 02/15/41	993,331	0.2
69,343	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	69,465	0.0
1,182,669	#	Credit Suisse Mortgage Capital Certificates, 2.353%, 07/27/37	1,192,631	0.2
660,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/15/43	704,566	0.1
10,557,485	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.375%, 11/10/46	269,516	0.1
1,090,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.396%, 10/15/37	1,086,083	0.2
14,633,139	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.759%, 06/15/45	1,184,945	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
6,350,450	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.931%, 12/15/47	$604,019	0.1
460,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.680%, 06/12/41	447,173	0.1
5,440,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.359%, 12/15/47	138,340	0.0
637,000		LB-UBS Commercial Mortgage Trust 2004-C7, 4.943%, 10/15/36	637,788	0.1
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.146%, 02/15/40	444,771	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	763,399	0.2
640,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	659,623	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	275,899	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	268,744	0.0
1,360,000		LB-UBS Commercial Mortgage Trust, 5.853%, 06/15/38	1,378,519	0.2
450,000		LB-UBS Commercial Mortgage Trust, 5.853%, 06/15/38	445,868	0.1
13,332,445	^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.291%, 08/15/47	1,068,319	0.2
82,312	#	Morgan Stanley Capital I Trust 2004-HQ4, 5.741%, 04/14/40	82,202	0.0
265,893		Morgan Stanley Capital I Trust 2004-IQ7, 5.192%, 06/15/38	265,759	0.0
1,117,098		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	1,117,303	0.2

See Accompanying Notes to Financial Statements

68

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	$1,113,920	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	1,000,144	0.2
1,060,000		Morgan Stanley Capital I Trust, 5.389%, 11/12/41	1,092,416	0.2
1,450,000	#	Morgan Stanley Capital I, Inc., 3.512%, 01/11/32	1,475,827	0.3
717,680		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.837%, 03/25/36	611,816	0.1
2,526,646	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	2,559,068	0.5
370,000	#	Motel 6 Trust, 1.948%, 10/05/25	370,090	0.1
1,250,294	#	N-Star Real Estate CDO Ltd., 2.002%, 08/25/29	1,251,467	0.2
2,451,278	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	2,450,981	0.4
1,140,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	1,204,160	0.2
11,573,658	#,^	UBS-Barclays Commercial Mortgage Trust, 2.138%, 08/10/49	1,302,837	0.2
2,230,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.346%, 03/15/42	2,232,791	0.4
770,000	#	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AMFL, 0.357%, 12/15/43	745,947	0.1
880,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ, 5.941%, 02/15/51	927,125	0.2
10,926,577	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.107%, 10/15/45	1,175,885	0.2
882,188		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 5.351%, 08/25/35	893,682	0.1
623,412		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.592%, 03/25/36	607,958	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
5,108,692	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.207%, 08/15/45	$538,751	0.1
16,010,063	^	WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.056%, 09/15/46	901,507	0.2
4,788,640		Other Securities	4,761,670	0.9
		Total Collateralized Mortgage Obligations (Cost $63,965,208)	64,603,287	11.6
FOREIGN GOVERNMENT BONDS: 24.6%
		Australia: 0.0%
AUD130,000		Other Securities	118,493	0.0
		Austria: 2.9%
EUR12,300,000	#	Austria Government Bond, 1.650%, 10/21/24	16,319,792	2.9
		Belarus: 0.3%
1,550,000		Other Securities	1,589,060	0.3
		Belize: 0.1%
930,000	#	Belize Government International Bond, 5.000%, 02/20/38	711,450	0.1
		Brazil: 0.3%
1,458,000		Other Securities	1,403,067	0.3
		Canada: 0.3%
CAD1,380,000		Other Securities	1,463,200	0.3
		Colombia: 1.2%
3,000,000		Colombia Government International Bond, 4.375%, 07/12/21	3,210,000	0.6
2,872,000		Colombia Government International Bond, 2.625%-8.125%, 03/18/19-05/21/24	3,185,837	0.6
			6,395,837	1.2
		Croatia: 0.5%
2,400,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	2,527,200	0.4
300,000		Other Securities	331,125	0.1
			2,858,325	0.5
		Dominican Republic: 0.1%
686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	761,460	0.1
		Egypt: 0.1%
410,000		Other Securities	436,220	0.1

See Accompanying Notes to Financial Statements

69

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS:(continued)
		Germany: 7.8%
EUR380,000		Bundesrepublik Deutschland, 1.500%, 05/15/24	$506,508	0.1
EUR8,750,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	12,938,539	2.3
EUR21,578,205		Deutsche Bundesrepublik Inflation Linked Bond, 0.100%, 04/15/23	28,405,143	5.1
EUR1,190,000		Other Securities	1,495,936	0.3
			43,346,126	7.8
		Guatemala: 0.1%
530,000		Other Securities	698,275	0.1
		Hungary: 0.3%
1,470,000		Other Securities	1,774,650	0.3
		Indonesia: 0.4%
2,000,000		Indonesia Government International Bond, 5.875%, 03/13/20	2,247,500	0.4
		Ivory Coast: 0.2%
1,232,000		Other Securities	1,195,286	0.2
		Kazakhstan: 0.1%
670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	748,725	0.1
		Latvia: 0.1%
600,000	#	Republic of Latvia, 2.750%, 01/12/20	596,250	0.1
		Lebanon: 0.3%
1,873,000		Other Securities	1,919,825	0.3
		Lithuania: 0.7%
600,000		Lithuania Government International Bond, 6.625%, 02/01/22	725,250	0.1
1,750,000		Lithuania Government International Bond, 7.375%, 02/11/20	2,126,250	0.4
800,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	879,320	0.2
			3,730,820	0.7
		Mexico: 1.7%
MXN68,670,000		Mexican Bonos, 6.500%, 06/10/21	5,386,196	1.0
860,000		Mexico Government International Bond, 4.000%-4.750%, 10/02/23-03/08/44	895,888	0.1
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Mexico (continued)
2,140,000		Petroleos Mexicanos, 5.500%, 06/27/44	$2,241,650	0.4
1,000,000		Petroleos Mexicanos, 3.500%-5.500%, 07/18/18-01/21/21	1,065,989	0.2
			9,589,723	1.7
		Netherlands: 0.4%
2,000,000		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	2,235,000	0.4
		Nigeria: 0.8%
NGN734,682,000		Nigeria Government Bond, 13.050%, 08/16/16	4,519,414	0.8
		Panama: 0.1%
540,000		Other Securities	681,750	0.1
		Peru: 0.7%
3,400,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	3,272,500	0.6
420,000		Other Securities	478,574	0.1
			3,751,074	0.7
		Philippines: 0.7%
1,150,000		Republic of the Philippines, 6.375%, 10/23/34	1,512,250	0.2
2,245,000		Philippine Government International Bond, 4.000%-7.750%, 01/15/21-01/14/31	2,638,069	0.5
			4,150,319	0.7
		Poland: 0.1%
495,000		Other Securities	557,494	0.1
		Romania: 0.1%
220,000		Other Securities	264,385	0.1
		Russia: 0.3%
600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	603,870	0.1
891,754		Other Securities	1,013,916	0.2
			1,617,786	0.3
		South Africa: 0.3%
1,600,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,548,320	0.3
		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	517,087	0.1
		Trinidad And Tobago: 0.1%
500,000		Other Securities	539,375	0.1

See Accompanying Notes to Financial Statements

70

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Turkey: 0.4%
1,800,000		Turkey Government International Bond, 6.000%-7.375%, 02/05/25-01/14/41	$2,146,985	0.4
		United Kingdom: 2.1%
GBP1,950,000		United Kingdom Gilt, 2.750%, 09/07/24	3,257,653	0.6
GBP5,110,000		United Kingdom Gilt, 3.250%, 01/22/44	8,625,087	1.5
			11,882,740	2.1
		Uruguay: 0.4%
1,550,749		Other Securities	1,932,332	0.4
		Venezuela: 0.5%
4,022,000		Petroleos de Venezuela SA, 5.250%-9.750%, 04/12/17-05/17/35	2,572,736	0.5
		Total Foreign Government Bonds (Cost $136,975,930)	136,820,881	24.6
ASSET-BACKED SECURITIES: 5.0%
		Cayman Islands: 3.3%
1,570,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	1,589,930	0.3
2,050,000	#	Black Diamond CLO 2005-1A C, 1.003%, 06/20/17	2,030,334	0.4
3,050,000	#	Castle Garden Funding, 1.984%, 10/27/20	2,973,207	0.5
1,750,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	1,723,012	0.3
1,000,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	1,000,733	0.2
1,900,000	#	Eaton Vance CDO IX Ltd., 1.731%, 04/20/19	1,830,785	0.3
825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.682%, 08/07/21	811,338	0.2
1,250,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	1,250,486	0.2
600,000	#	Stanfield Bristol CLO Ltd, 0.684%, 10/15/19	599,327	0.1
1,670,000	#	Vitesse CLO Ltd., 2.031%, 08/17/20	1,646,760	0.3
2,600,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18	2,597,681	0.5
			18,053,593	3.3

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: 1.7%
300,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	$283,292	0.0
460,000	#	Invitation Homes Trust, 1.154%, 06/17/31	457,012	0.1
460,000	#	Invitation Homes Trust, 2.254%, 06/17/31	453,675	0.1
3,785,000	#	Madison Park Funding I Ltd., 1.002%, 05/10/19	3,784,977	0.7
3,460,000	#	Madison Park Funding Ltd., 2.132%, 05/10/19	3,460,142	0.6
1,409,984		Other Securities	1,239,603	0.2
			9,678,701	1.7
		Total Asset-Backed Securities (Cost $27,538,321)	27,732,294	5.0
U.S. TREASURY OBLIGATIONS: 11.5%
		Federal National Mortgage Association: 0.1%##
3,578,525	^	6.298%, due 02/25/42	675,888	0.1
		U.S. Treasury Bonds: 1.0%
5,180,000		3.375%, due 05/15/44	5,496,063	1.0
		U.S. Treasury Notes: 10.4%
5,318,000		0.375%, due 10/31/16	5,305,534	1.0
6,125,000		0.875%, due 10/15/17	6,116,866	1.1
5,447,000		1.375%, due 11/30/15	5,516,787	1.0
11,866,000		1.500%, due 10/31/19	11,802,968	2.1
3,330,000		2.000%, due 10/31/21	3,321,675	0.6
25,339,000		2.375%, due 08/15/24	25,428,092	4.6
			57,491,922	10.4
		Total U.S. Treasury Obligations (Cost $63,762,976)	63,663,873	11.5
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.4%
		Federal Home Loan Mortgage Corporation: 3.5%##
31,962,274	^	4.000%, due 04/15/43	6,240,008	1.1
7,598,662	^	5.000%, due 04/15/39	1,496,911	0.3
3,557,432	^	5.000%, due 02/15/40	692,877	0.1
8,309,439	^	5.847%, due 05/15/36	941,503	0.2
6,335,548	^	5.897%, due 07/15/40	1,013,364	0.2
21,248,118	^	5.947%, due 09/15/36	3,422,024	0.6
13,944,245	^	6.397%, due 05/15/41	2,947,221	0.5
11,119,166	^	6.497%, due 02/15/41	1,986,383	0.4
530,486		5.500%, due 11/15/32	590,567	0.1
			19,330,858	3.5

See Accompanying Notes to Financial Statements

71

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: 10.1%##
2,399,204		3.000%, due 01/25/38	$2,478,181	0.4
11,373,000 W		3.000%, due 09/25/42	11,342,343	2.0
2,064,119		3.000%, due 07/01/43	2,068,800	0.4
8,095,000 W		3.500%, due 12/15/40	8,347,647	1.5
7,838,000 W		4.000%, due 08/25/40	8,322,364	1.5
9,956,000 W		4.500%, due 11/15/35	10,791,371	1.9
3,825,104	^	5.000%, due 05/25/18	223,840	0.0
7,511,656	^	5.798%, due 09/25/41	1,105,100	0.2
31,615,327	^	5.918%, due 11/25/40	4,221,870	0.8
7,184,533	^	6.398%, due 09/25/40	1,383,263	0.3
4,978,447		4.500%-32.690%, due 04/25/33-09/01/41	5,874,905	1.1
			56,159,684	10.1
		Government National Mortgage Association: 3.8%
4,855,223	^	3.000%, due 01/20/28	565,327	0.1
4,334,000		3.000%, due 08/20/42	4,415,601	0.8
13,464,263	^	4.000%, due 08/16/26	1,723,797	0.3
4,535,207	^	4.000%, due 04/20/38	543,706	0.1
8,483,140	^	4.500%, due 12/20/37	799,831	0.1
6,140,000		4.500%, due 11/20/39	6,702,674	1.2
2,789,807	^	5.000%, due 11/20/39	484,309	0.1
4,705,817	^	5.000%, due 10/20/40	799,977	0.2
6,618,108	^	6.498%, due 09/16/40	1,220,071	0.2
3,207,148		4.500%-24.743%, due 03/20/37-10/20/60	3,998,746	0.7
			21,254,039	3.8
		Total U.S. Government Agency Obligations (Cost $95,405,591)	96,744,581	17.4

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.5%
		Interest Rate Swaptions: 0.5%
59,821,000	@	Pay a fixed rate equal to 1.700% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 12/17/14 Counterparty: Goldman Sachs & Co.	508,612	0.1

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		Interest Rate Swaptions (continued)
126,728,000	@	Pay a fixed rate equal to 4.900% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Citigroup, Inc.	$79,261	0.0
14,430,000	@	Pay a fixed rate equal to 5.030% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/22/15 Counterparty: Citigroup, Inc.	5,894	0.0
105,930,000	@	Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 11/03/14 Counterparty: Deutsche Bank AG	1,212,339	0.2
105,930,000	@	Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 11/03/14 Counterparty: Deutsche Bank AG	1,212,339	0.2
			3,018,445	0.5
		Options on Currencies: 0.0%
28,811,000	@	Put USD vs. Call EUR, Strike @ 1.307, Exp. 01/05/15 Counterparty: Deutsche Bank AG	34,509	0.0
		Total Purchased Options (Cost $2,709,800)	3,052,954	0.5
		Total Long-Term Investments (Cost $583,584,832)	593,331,175	106.8

See Accompanying Notes to Financial Statements

72

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Commercial Paper: 0.7%
4,000,000	Apache Corp Disc, 0.320%, 11/04/14 (Cost $3,999,858)	$3,999,858	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
264,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $264,000)	264,000	0.1
	Total Short-Term Investments (Cost $4,263,858)	4,263,858	0.8
	Total Investments in Securities
	(Cost $587,848,690)	$597,595,033	107.6
	Liabilities in Excess of Other Assets	(42,301,991)	(7.6)
	Net Assets	$555,293,042	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

&	Payment-in-kind

W	Settlement is on a when-issued or delayed-delivery basis.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	EU Euro

GBP	British Pound

MXN	Mexican Peso

NGN	Nigerian Naira

Cost for federal income tax purposes is $588,414,984.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,424,202
Gross Unrealized Depreciation	(6,244,153)
Net Unrealized Appreciation	$9,180,049

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	24.6%
Collateralized Mortgage Obligations	11.6
U.S. Treasury Obligations	10.4
Financial	10.3
U.S. Government Agency Obligations	9.2
Communications	9.0
Basic Materials	3.9
Other Asset-Backed Securities	3.8
Consumer, Non-cyclical	3.8
Federal National Mortgage Association	3.4
Energy	3.0
Federal Home Loan Mortgage Corporation	2.6
Government National Mortgage Association	2.3
Consumer, Cyclical	2.1
Utilities	2.0
Asset-Backed Securities	1.2
Technology	1.0
U.S. Treasury Notes	1.0
Industrial	0.7
Interest Rate Swaptions	0.5
Diversified	0.3
Consumer Staples	0.1
Options on Currencies	0.0
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(7.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

73

Voya Global Bond Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Purchased Options	$—	$3,052,954	$—	$3,052,954
Corporate Bonds/Notes	—	200,713,305	—	200,713,305
Collateralized Mortgage Obligations	—	62,339,735	2,263,552	64,603,287
Short-Term Investments	264,000	3,999,858	—	4,263,858
U.S. Treasury Obligations	—	63,663,873	—	63,663,873
Asset-Backed Securities	—	27,732,294	—	27,732,294
U.S. Government Agency Obligations	—	96,744,581	—	96,744,581
Foreign Government Bonds	—	136,820,881	—	136,820,881
Total Investments, at fair value	$264,000	$595,067,481	$2,263,552	$597,595,033
Other Financial Instruments+
Centrally Cleared Swaps	—	3,349,055	—	3,349,055
Forward Foreign Currency Contracts	—	22,466,071	—	22,466,071
Futures	706,390	—	—	706,390
Total Assets	$970,390	$620,882,607	$2,263,552	$624,116,549
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,897,005)	$—	$(1,897,005)
Forward Foreign Currency Contracts	—	(34,768,617)	—	(34,768,617)
Futures	(1,838,281)	—	—	(1,838,281)
Written Options	—	(3,369,337)	—	(3,369,337)
Total Liabilities	$(1,838,281)	$(40,034,959)	$—	$(41,873,240)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

74

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2014 (continued)

At October 31, 2014, the following forward foreign currency contracts were outstanding for the Voya Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Malaysian Ringgit	2,708,290	Buy	11/21/14	$830,000	$819,264	$(10,736)
Barclays Bank PLC	South African Rand	2,844,450	Buy	12/19/14	258,000	255,890	(2,110)
Barclays Bank PLC	Australian Dollar	4,941,628	Buy	11/21/14	4,575,190	4,343,539	(231,651)
Barclays Bank PLC	Swiss Franc	4,014,552	Buy	11/21/14	4,440,578	4,172,922	(267,656)
Barclays Bank PLC	Danish Krone	11,481,481	Buy	11/21/14	2,062,444	1,933,256	(129,188)
Barclays Bank PLC	EU Euro	62,238,106	Buy	11/21/14	83,189,009	78,001,901	(5,187,108)
Barclays Bank PLC	Japanese Yen	8,974,835,513	Buy	11/21/14	87,565,180	79,910,805	(7,654,375)
Barclays Bank PLC	Norwegian Krone	5,020,979	Buy	11/21/14	812,973	743,972	(69,001)
Barclays Bank PLC	New Zealand Dollar	7,540,193	Buy	11/21/14	6,332,002	5,867,967	(464,035)
Barclays Bank PLC	Philippine Peso	256,537,071	Buy	11/21/14	5,867,728	5,707,059	(160,669)
Barclays Bank PLC	Swedish Krona	16,294,436	Buy	11/21/14	2,376,974	2,206,753	(170,221)
Barclays Bank PLC	Mexican Peso	99,324,357	Buy	12/19/14	7,548,189	7,355,527	(192,662)
Barclays Bank PLC	Romanian New Leu	62,298	Buy	12/19/14	18,155	17,673	(482)
Barclays Bank PLC	Russian Ruble	31,185,849	Buy	12/19/14	822,351	714,868	(107,483)
BNP Paribas	EU Euro	1,136,685	Buy	11/21/14	1,440,000	1,424,587	(15,413)
BNP Paribas	EU Euro	191,905	Buy	11/21/14	243,000	240,511	(2,489)
BNP Paribas	EU Euro	17,285,764	Buy	11/21/14	22,192,000	21,663,938	(528,062)
BNP Paribas	EU Euro	2,166,340	Buy	11/21/14	2,738,000	2,715,035	(22,965)
BNP Paribas	Canadian Dollar	18,415,661	Buy	11/21/14	16,874,042	16,332,888	(541,154)
BNP Paribas	British Pound	16,698,791	Buy	11/21/14	27,905,708	26,709,305	(1,196,403)
BNP Paribas	Brazilian Real	97,178	Buy	12/19/14	42,050	38,702	(3,348)
BNP Paribas	Chilean Peso	42,359,358	Buy	12/19/14	71,626	73,311	1,685
Citigroup, Inc.	Swedish Krona	13,396,057	Buy	11/21/14	1,828,000	1,814,226	(13,774)
Citigroup, Inc.	British Pound	2,841,096	Buy	11/21/14	4,579,000	4,544,262	(34,738)
Citigroup, Inc.	Norwegian Krone	12,750,564	Buy	11/21/14	1,968,000	1,889,284	(78,716)
Citigroup, Inc.	Canadian Dollar	6,776,208	Buy	11/21/14	6,092,000	6,009,833	(82,167)
Citigroup, Inc.	Canadian Dollar	4,620,467	Buy	11/21/14	4,170,000	4,097,902	(72,098)
Citigroup, Inc.	New Zealand Dollar	6,881,080	Buy	11/21/14	5,607,000	5,355,029	(251,971)
Citigroup, Inc.	Norwegian Krone	7,088,169	Buy	11/21/14	1,128,000	1,050,272	(77,728)
Citigroup, Inc.	EU Euro	4,345,876	Buy	11/21/14	5,746,000	5,446,608	(299,392)
Citigroup, Inc.	New Zealand Dollar	8,000,355	Buy	11/21/14	6,669,000	6,226,077	(442,923)
Citigroup, Inc.	Australian Dollar	3,417,645	Buy	11/21/14	3,173,000	3,004,005	(168,995)
Citigroup, Inc.	EU Euro	4,308,720	Buy	11/21/14	5,705,000	5,400,042	(304,958)
Citigroup, Inc.	Canadian Dollar	3,446,553	Buy	11/21/14	3,139,000	3,056,755	(82,245)
Citigroup, Inc.	EU Euro	4,867,029	Buy	11/21/14	6,455,000	6,099,761	(355,239)
Citigroup, Inc.	Czech Koruna	12,398,032	Buy	12/19/14	580,518	558,752	(21,766)
Credit Suisse Group AG	Swiss Franc	1,413,513	Buy	11/21/14	1,504,000	1,469,275	(34,725)
Credit Suisse Group AG	Hong Kong Sar Dollar	1,153,673	Buy	11/21/14	148,876	148,765	(111)
Credit Suisse Group AG	Singapore Dollar	1,168,896	Buy	11/21/14	938,963	909,775	(29,188)
Deutsche Bank AG	Australian Dollar	3,056,443	Buy	11/21/14	2,836,000	2,686,520	(149,480)
Deutsche Bank AG	Norwegian Krone	16,071,342	Buy	11/21/14	2,434,000	2,381,332	(52,668)
Deutsche Bank AG	British Pound	2,644,056	Buy	11/21/14	4,249,000	4,229,102	(19,898)
Deutsche Bank AG	Swedish Krona	18,073,455	Buy	11/21/14	2,491,000	2,447,686	(43,314)
Deutsche Bank AG	Japanese Yen	1,200,300,631	Buy	11/21/14	10,985,000	10,687,326	(297,674)
Deutsche Bank AG	EU Euro	1,455,525	Buy	11/21/14	1,848,000	1,824,183	(23,817)
Deutsche Bank AG	South African Rand	18,514,356	Buy	12/19/14	1,674,000	1,665,573	(8,427)
Deutsche Bank AG	Swedish Krona	38,859,176	Buy	11/21/14	5,438,000	5,262,693	(175,307)
Deutsche Bank AG	Swedish Krona	14,676,042	Buy	11/21/14	2,113,000	1,987,575	(125,425)
Deutsche Bank AG	Malaysian Ringgit	1,012,867	Buy	11/21/14	319,063	306,394	(12,669)
Deutsche Bank AG	Thai Baht	56,694,198	Buy	11/21/14	1,776,134	1,739,342	(36,792)
Deutsche Bank AG	Hungarian Forint	44,150,298	Buy	12/19/14	181,626	179,362	(2,264)
Deutsche Bank AG	Israeli New Shekel	2,455,415	Buy	12/19/14	682,479	646,273	(36,206)
Deutsche Bank AG	Polish Zloty	4,397,765	Buy	12/19/14	1,355,035	1,302,639	(52,396)
Deutsche Bank AG	Turkish Lira	2,137,465	Buy	12/19/14	965,606	951,714	(13,892)
Deutsche Bank AG	South African Rand	12,267,217	Buy	12/19/14	1,120,528	1,103,573	(16,955)
HSBC	Colombian Peso	21,945,913	Buy	12/19/14	11,158	10,613	(545)
HSBC	Peruvian Nuevo Sol	15,781,943	Buy	12/19/14	5,470,154	5,370,855	(99,299)
JPMorgan Chase & Co.	EU Euro	7,307,083	Buy	11/21/14	9,164,000	9,157,836	(6,164)
JPMorgan Chase & Co.	British Pound	2,270,756	Buy	11/21/14	3,633,000	3,632,019	(981)
JPMorgan Chase & Co.	Norwegian Krone	33,021,229	Buy	11/21/14	4,925,000	4,892,841	(32,159)
JPMorgan Chase & Co.	Japanese Yen	246,330,716	Buy	11/21/14	2,297,000	2,193,298	(103,702)

See Accompanying Notes to Financial Statements

75

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Canadian Dollar	13,264,100	Buy	11/21/14	11,801,000	11,763,958	(37,042)
JPMorgan Chase & Co.	Swiss Franc	4,286,808	Buy	11/21/14	4,493,000	4,455,919	(37,081)
JPMorgan Chase & Co.	New Zealand Dollar	8,300,773	Buy	11/21/14	6,520,000	6,459,870	(60,130)
JPMorgan Chase & Co.	Swiss Franc	12,958,846	Buy	11/21/14	13,573,000	13,470,062	(102,938)
JPMorgan Chase & Co.	Australian Dollar	2,892,911	Buy	11/21/14	2,541,000	2,542,780	1,780
JPMorgan Chase & Co.	New Zealand Dollar	1,477,943	Buy	11/21/14	1,152,000	1,150,172	(1,828)
JPMorgan Chase & Co.	Swiss Franc	5,290,299	Buy	11/21/14	5,513,000	5,498,996	(14,004)
JPMorgan Chase & Co.	Australian Dollar	3,948,082	Buy	11/21/14	3,414,000	3,470,243	56,243
JPMorgan Chase & Co.	British Pound	6,575,180	Buy	11/21/14	10,649,000	10,516,839	(132,161)
JPMorgan Chase & Co.	EU Euro	3,362,765	Buy	11/21/14	4,268,000	4,214,493	(53,507)
JPMorgan Chase & Co.	Japanese Yen	1,257,902,080	Buy	11/21/14	11,585,000	11,200,202	(384,798)
JPMorgan Chase & Co.	Swiss Franc	1,838,390	Buy	11/21/14	1,959,000	1,910,913	(48,087)
JPMorgan Chase & Co.	British Pound	8,681,971	Buy	11/21/14	14,148,000	13,886,599	(261,401)
JPMorgan Chase & Co.	Australian Dollar	6,382,382	Buy	11/21/14	5,778,000	5,609,918	(168,082)
JPMorgan Chase & Co.	Australian Dollar	3,272,157	Buy	11/21/14	2,943,000	2,876,126	(66,874)
JPMorgan Chase & Co.	Australian Dollar	2,036,088	Buy	11/21/14	1,834,000	1,789,659	(44,341)
JPMorgan Chase & Co.	Australian Dollar	13,018,406	Buy	11/21/14	11,901,000	11,442,780	(458,220)
JPMorgan Chase & Co.	EU Euro	4,432,663	Buy	11/21/14	5,722,000	5,555,377	(166,623)
JPMorgan Chase & Co.	British Pound	2,643,809	Buy	11/21/14	4,272,000	4,228,707	(43,293)
JPMorgan Chase & Co.	Canadian Dollar	6,380,525	Buy	11/21/14	5,800,000	5,658,901	(141,099)
JPMorgan Chase & Co.	Swiss Franc	2,905,767	Buy	11/21/14	3,119,000	3,020,398	(98,602)
JPMorgan Chase & Co.	British Pound	6,335,089	Buy	11/21/14	10,201,000	10,132,819	(68,181)
JPMorgan Chase & Co.	Japanese Yen	553,045,983	Buy	11/21/14	5,211,000	4,924,252	(286,748)
JPMorgan Chase & Co.	British Pound	1,690,122	Buy	11/21/14	2,759,000	2,703,308	(55,692)
JPMorgan Chase & Co.	Japanese Yen	293,038,445	Buy	11/21/14	2,786,000	2,609,177	(176,823)
JPMorgan Chase & Co.	EU Euro	1,743,915	Buy	11/21/14	2,293,000	2,185,618	(107,382)
JPMorgan Chase & Co.	Norwegian Krone	10,537,269	Buy	11/21/14	1,689,000	1,561,334	(127,666)
JPMorgan Chase & Co.	British Pound	2,968,972	Buy	11/21/14	4,887,000	4,748,798	(138,202)
JPMorgan Chase & Co.	Japanese Yen	313,568,161	Buy	11/21/14	2,986,000	2,791,971	(194,029)
JPMorgan Chase & Co.	Swedish Krona	39,163,140	Buy	11/21/14	5,581,000	5,303,859	(277,141)
JPMorgan Chase & Co.	Canadian Dollar	4,013,846	Buy	11/21/14	3,694,000	3,559,889	(134,111)
JPMorgan Chase & Co.	Japanese Yen	361,553,616	Buy	11/21/14	3,483,000	3,219,228	(263,772)
JPMorgan Chase & Co.	Australian Dollar	2,863,038	Buy	11/21/14	2,646,000	2,516,522	(129,478)
JPMorgan Chase & Co.	British Pound	3,297,915	Buy	11/21/14	5,464,000	5,274,934	(189,066)
JPMorgan Chase & Co.	Japanese Yen	545,725,448	Buy	11/21/14	5,268,000	4,859,071	(408,929)
JPMorgan Chase & Co.	Japanese Yen	527,046,530	Buy	11/21/14	5,105,000	4,692,756	(412,244)
JPMorgan Chase & Co.	South Korean Won	6,807,577,482	Buy	11/21/14	6,658,754	6,346,377	(312,377)
Morgan Stanley	Swiss Franc	3,908,430	Buy	11/21/14	4,065,000	4,062,614	(2,386)
Morgan Stanley	New Zealand Dollar	9,436,430	Buy	11/21/14	7,394,000	7,343,666	(50,334)
Morgan Stanley	Swiss Franc	1,030,238	Buy	11/21/14	1,078,000	1,070,880	(7,120)
Morgan Stanley	Swedish Krona	47,641,965	Buy	11/21/14	6,491,000	6,452,146	(38,854)
Morgan Stanley	Japanese Yen	237,348,809	Buy	11/21/14	2,197,000	2,113,324	(83,676)
Morgan Stanley	Australian Dollar	12,766,037	Buy	11/21/14	11,176,000	11,220,955	44,955
Morgan Stanley	Japanese Yen	372,982,950	Buy	11/21/14	3,445,000	3,320,993	(124,007)
Morgan Stanley	Norwegian Krone	35,615,977	Buy	11/21/14	5,412,000	5,277,312	(134,688)
Morgan Stanley	Swedish Krona	42,193,253	Buy	11/21/14	5,811,000	5,714,227	(96,773)
Morgan Stanley	New Zealand Dollar	1,620,075	Buy	11/21/14	1,284,000	1,260,783	(23,217)
Morgan Stanley	Swedish Krona	45,472,440	Buy	11/21/14	6,260,000	6,158,327	(101,673)
Morgan Stanley	Australian Dollar	10,486,712	Buy	11/21/14	9,185,000	9,217,499	32,499
Morgan Stanley	Swiss Franc	4,529,182	Buy	11/21/14	4,801,000	4,707,855	(93,145)
Morgan Stanley	EU Euro	8,676,541	Buy	11/21/14	11,096,000	10,874,152	(221,848)
Morgan Stanley	British Pound	1,884,508	Buy	11/21/14	2,995,000	3,014,225	19,225
Morgan Stanley	New Zealand Dollar	4,199,588	Buy	11/21/14	3,322,000	3,268,224	(53,776)
Morgan Stanley	EU Euro	26,501,780	Buy	11/21/14	33,523,000	33,214,205	(308,795)
Morgan Stanley	Australian Dollar	10,166,360	Buy	11/21/14	8,888,000	8,935,918	47,918
Morgan Stanley	Swiss Franc	7,426,184	Buy	11/21/14	7,789,000	7,719,141	(69,859)
Morgan Stanley	EU Euro	2,710,095	Buy	11/21/14	3,438,000	3,396,514	(41,486)
Morgan Stanley	New Zealand Dollar	3,775,837	Buy	11/21/14	2,973,000	2,938,451	(34,549)
Morgan Stanley	Australian Dollar	10,766,717	Buy	11/21/14	9,495,000	9,463,614	(31,386)
Morgan Stanley	Japanese Yen	1,153,787,386	Buy	11/21/14	10,645,000	10,273,178	(371,822)
Morgan Stanley	New Zealand Dollar	1,428,702	Buy	11/21/14	1,114,000	1,111,851	(2,149)
Morgan Stanley	Canadian Dollar	19,602,214	Buy	11/21/14	17,403,000	17,385,244	(17,756)
Morgan Stanley	EU Euro	10,655,965	Buy	11/21/14	13,339,000	13,354,929	15,929

See Accompanying Notes to Financial Statements

76

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	EU Euro	2,456,432	Buy	11/21/14	3,104,000	3,078,602	(25,398)
Morgan Stanley	Swiss Franc	2,035,331	Buy	11/21/14	2,141,000	2,115,623	(25,377)
Morgan Stanley	Norwegian Krone	51,127,428	Buy	11/21/14	7,975,000	7,575,683	(399,317)
Morgan Stanley	Swedish Krona	76,068,042	Buy	11/21/14	10,547,000	10,301,886	(245,114)
Morgan Stanley	British Pound	10,355,102	Buy	11/21/14	16,964,000	16,562,731	(401,269)
Morgan Stanley	Japanese Yen	1,173,134,216	Buy	11/21/14	10,807,000	10,445,439	(361,561)
Morgan Stanley	New Zealand Dollar	2,658,218	Buy	11/21/14	2,132,000	2,068,692	(63,308)
Morgan Stanley	EU Euro	10,736,328	Buy	11/21/14	13,784,000	13,455,647	(328,353)
Morgan Stanley	New Zealand Dollar	1,308,081	Buy	11/21/14	1,057,000	1,017,981	(39,019)
Morgan Stanley	Swedish Krona	24,905,016	Buy	11/21/14	3,481,000	3,372,883	(108,117)
Morgan Stanley	Australian Dollar	6,228,216	Buy	11/21/14	5,568,000	5,474,411	(93,589)
Morgan Stanley	New Zealand Dollar	2,291,145	Buy	11/21/14	1,840,000	1,783,026	(56,974)
Morgan Stanley	New Zealand Dollar	25,709,969	Buy	11/21/14	20,797,000	20,008,142	(788,858)
Morgan Stanley	Swedish Krona	23,280,685	Buy	11/21/14	3,279,000	3,152,900	(126,100)
Morgan Stanley	Swedish Krona	38,975,539	Buy	11/21/14	5,438,000	5,278,453	(159,547)
Morgan Stanley	New Zealand Dollar	6,475,495	Buy	11/21/14	5,262,000	5,039,392	(222,608)
Morgan Stanley	Australian Dollar	2,255,958	Buy	11/21/14	2,033,000	1,982,918	(50,082)
Morgan Stanley	Swedish Krona	42,422,279	Buy	11/21/14	5,950,000	5,745,244	(204,756)
Morgan Stanley	Swedish Krona	9,944,215	Buy	11/21/14	1,399,000	1,346,744	(52,256)
UBS AG	Norwegian Krone	35,116,124	Buy	11/21/14	5,681,000	5,203,247	(477,753)
UBS AG	Canadian Dollar	5,721,106	Buy	11/21/14	5,210,000	5,074,061	(135,939)
UBS AG	Norwegian Krone	9,026,343	Buy	11/21/14	1,418,000	1,337,457	(80,543)
UBS AG	Australian Dollar	11,874,006	Buy	11/21/14	10,594,000	10,436,887	(157,113)
UBS AG	Norwegian Krone	46,316,506	Buy	11/21/14	7,282,000	6,862,837	(419,163)
UBS AG	Australian Dollar	9,977,094	Buy	11/21/14	9,208,000	8,769,560	(438,440)
UBS AG	Swiss Franc	1,908,223	Buy	11/21/14	2,078,000	1,983,501	(94,499)
UBS AG	New Zealand Dollar	6,688,539	Buy	11/21/14	5,541,000	5,205,189	(335,811)
UBS AG	New Zealand Dollar	7,087,627	Buy	11/21/14	5,894,000	5,515,769	(378,231)
							$(34,178,091)

Barclays Bank PLC	EU Euro	2,792,987	Sell	11/21/14	$3,530,000	$3,500,400	$29,600
Barclays Bank PLC	South African Rand	2,823,526	Sell	12/19/14	258,000	254,008	3,992
Barclays Bank PLC	South African Rand	18,830,335	Sell	12/19/14	1,694,000	1,693,999	1
Barclays Bank PLC	Canadian Dollar	1,865,712	Sell	11/21/14	1,691,000	1,654,704	36,296
Barclays Bank PLC	Australian Dollar	9,022,678	Sell	11/21/14	8,391,000	7,930,657	460,343
BNP Paribas	EU Euro	191,278	Sell	11/21/14	243,000	239,726	3,274
BNP Paribas	Norwegian Krone	17,588,598	Sell	11/21/14	2,689,000	2,606,148	82,852
BNP Paribas	EU Euro	1,749,246	Sell	11/21/14	2,263,000	2,192,299	70,701
BNP Paribas	Swedish Krona	47,915,589	Sell	11/21/14	6,773,000	6,489,202	283,798
BNP Paribas	British Pound	8,407,040	Sell	11/21/14	13,925,000	13,446,853	478,147
BNP Paribas	New Zealand Dollar	6,997,853	Sell	11/21/14	5,867,000	5,445,905	421,095
Citigroup, Inc.	Swedish Krona	47,553,596	Sell	11/21/14	6,436,000	6,440,178	(4,178)
Citigroup, Inc.	British Pound	2,107,337	Sell	11/21/14	3,407,000	3,370,633	36,367
Citigroup, Inc.	British Pound	8,458,810	Sell	11/21/14	13,784,000	13,529,658	254,342
Citigroup, Inc.	British Pound	3,287,773	Sell	11/21/14	5,360,000	5,258,713	101,287
Citigroup, Inc.	British Pound	2,150,213	Sell	11/21/14	3,488,000	3,439,213	48,787
Credit Suisse Group AG	New Zealand Dollar	6,236,836	Sell	11/21/14	5,105,000	4,853,662	251,338
Deutsche Bank AG	EU Euro	4,811,748	Sell	11/21/14	6,411,000	6,030,478	380,522
Deutsche Bank AG	Japanese Yen	3,662,789,352	Sell	11/21/14	33,577,000	32,613,015	963,985
Deutsche Bank AG	Australian Dollar	5,548,501	Sell	11/21/14	4,894,000	4,876,962	17,038
Deutsche Bank AG	British Pound	2,239,168	Sell	11/21/14	3,583,000	3,581,494	1,506
Deutsche Bank AG	Japanese Yen	231,918,403	Sell	11/21/14	2,147,000	2,064,972	82,028
Deutsche Bank AG	British Pound	769,584	Sell	11/21/14	1,233,000	1,230,930	2,070
Deutsche Bank AG	Japanese Yen	2,351,286,340	Sell	11/21/14	22,192,000	20,935,557	1,256,443
Deutsche Bank AG	EU Euro	18,477,463	Sell	11/21/14	23,578,000	23,157,472	420,528
Deutsche Bank AG	Australian Dollar	4,728,024	Sell	11/21/14	4,106,000	4,155,788	(49,788)
Deutsche Bank AG	British Pound	6,938,845	Sell	11/21/14	11,145,000	11,098,512	46,488
Deutsche Bank AG	EU Euro	1,615,150	Sell	11/21/14	2,043,000	2,024,238	18,762
Deutsche Bank AG	British Pound	1,502,847	Sell	11/21/14	2,416,000	2,403,767	12,233
Deutsche Bank AG	British Pound	2,077,318	Sell	11/21/14	3,387,000	3,322,619	64,381
Deutsche Bank AG	EU Euro	4,064,531	Sell	11/21/14	5,250,000	5,094,003	155,997
Deutsche Bank AG	EU Euro	2,270,219	Sell	11/21/14	2,944,000	2,845,225	98,775
Deutsche Bank AG	Australian Dollar	2,019,698	Sell	11/21/14	1,877,000	1,775,252	101,748

See Accompanying Notes to Financial Statements

77

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Norwegian Krone	25,604,965	Sell	11/21/14	4,127,000	3,793,954	333,046
Deutsche Bank AG	Swedish Krona	43,836,736	Sell	11/21/14	6,309,000	5,936,804	372,196
Deutsche Bank AG	New Zealand Dollar	6,817,667	Sell	11/21/14	5,626,000	5,305,679	320,321
Deutsche Bank AG	Australian Dollar	2,918,906	Sell	11/21/14	2,693,000	2,565,629	127,371
Deutsche Bank AG	Norwegian Krone	35,206,418	Sell	11/21/14	5,681,000	5,216,626	464,374
Deutsche Bank AG	Australian Dollar	3,156,175	Sell	11/21/14	2,923,000	2,774,181	148,819
Goldman Sachs & Co.	Swedish Krona	31,600,764	Sell	11/21/14	4,391,000	4,279,688	111,312
Goldman Sachs & Co.	Swedish Krona	23,426,451	Sell	11/21/14	3,220,000	3,172,641	47,359
Goldman Sachs & Co.	Australian Dollar	8,664,460	Sell	11/21/14	7,983,000	7,615,794	367,206
Goldman Sachs & Co.	Indonesian Rupiah	1,261,220,000	Sell	11/21/14	106,468	104,167	2,301
HSBC	Peruvian Nuevo Sol	15,609,831	Sell	12/19/14	5,369,000	5,312,283	56,717
JPMorgan Chase & Co.	Australian Dollar	6,813,375	Sell	11/21/14	5,989,000	5,988,747	253
JPMorgan Chase & Co.	Canadian Dollar	5,847,030	Sell	11/21/14	5,183,000	5,185,743	(2,743)
JPMorgan Chase & Co.	Canadian Dollar	5,743,571	Sell	11/21/14	5,108,000	5,093,985	14,015
JPMorgan Chase & Co.	Australian Dollar	2,341,159	Sell	11/21/14	2,054,000	2,057,807	(3,807)
JPMorgan Chase & Co.	British Pound	1,236,913	Sell	11/21/14	1,993,000	1,978,412	14,588
JPMorgan Chase & Co.	Japanese Yen	43,052,204	Sell	11/21/14	403,000	383,331	19,669
JPMorgan Chase & Co.	Canadian Dollar	6,630,765	Sell	11/21/14	5,855,000	5,880,839	(25,839)
JPMorgan Chase & Co.	Australian Dollar	6,687,376	Sell	11/21/14	5,856,000	5,877,998	(21,998)
JPMorgan Chase & Co.	Canadian Dollar	7,643,135	Sell	11/21/14	6,840,000	6,778,712	61,288
JPMorgan Chase & Co.	Swiss Franc	8,371,346	Sell	11/21/14	8,657,000	8,701,589	(44,589)
JPMorgan Chase & Co.	Canadian Dollar	1,185,415	Sell	11/21/14	1,062,000	1,051,347	10,653
JPMorgan Chase & Co.	Canadian Dollar	4,502,142	Sell	11/21/14	4,030,000	3,992,959	37,041
JPMorgan Chase & Co.	Canadian Dollar	1,493,506	Sell	11/21/14	1,344,000	1,324,594	19,406
JPMorgan Chase & Co.	Australian Dollar	4,632,516	Sell	11/21/14	4,080,000	4,071,839	8,161
JPMorgan Chase & Co.	EU Euro	2,094,605	Sell	11/21/14	2,690,000	2,625,131	64,869
JPMorgan Chase & Co.	Canadian Dollar	2,454,152	Sell	11/21/14	2,231,000	2,176,593	54,407
JPMorgan Chase & Co.	Japanese Yen	104,716,846	Sell	11/21/14	978,000	932,386	45,614
JPMorgan Chase & Co.	Swiss Franc	5,379,392	Sell	11/21/14	5,752,000	5,591,605	160,395
JPMorgan Chase & Co.	Japanese Yen	1,107,170,817	Sell	11/21/14	10,360,000	9,858,109	501,891
JPMorgan Chase & Co.	EU Euro	1,150,868	Sell	11/21/14	1,488,000	1,442,362	45,638
JPMorgan Chase & Co.	Australian Dollar	5,894,758	Sell	11/21/14	5,370,000	5,181,312	188,688
JPMorgan Chase & Co.	Swiss Franc	1,266,382	Sell	11/21/14	1,351,000	1,316,340	34,660
JPMorgan Chase & Co.	Australian Dollar	12,786,179	Sell	11/21/14	11,719,000	11,238,659	480,341
JPMorgan Chase & Co.	EU Euro	13,282,216	Sell	11/21/14	17,195,000	16,646,363	548,637
JPMorgan Chase & Co.	New Zealand Dollar	3,280,691	Sell	11/21/14	2,703,000	2,553,116	149,884
JPMorgan Chase & Co.	Swiss Franc	2,852,445	Sell	11/21/14	3,061,000	2,964,971	96,029
JPMorgan Chase & Co.	Canadian Dollar	2,418,527	Sell	11/21/14	2,209,000	2,144,997	64,003
JPMorgan Chase & Co.	EU Euro	9,796,835	Sell	11/21/14	12,873,000	12,278,197	594,803
JPMorgan Chase & Co.	New Zealand Dollar	4,231,904	Sell	11/21/14	3,517,000	3,293,373	223,627
JPMorgan Chase & Co.	EU Euro	6,534,527	Sell	11/21/14	8,628,000	8,189,605	438,395
JPMorgan Chase & Co.	Australian Dollar	2,930,164	Sell	11/21/14	2,693,000	2,575,524	117,476
JPMorgan Chase & Co.	Canadian Dollar	3,443,899	Sell	11/21/14	3,141,000	3,054,401	86,599
JPMorgan Chase & Co.	Canadian Dollar	3,450,351	Sell	11/21/14	3,141,000	3,060,124	80,876
JPMorgan Chase & Co.	EU Euro	4,865,870	Sell	11/21/14	6,455,000	6,098,308	356,692
JPMorgan Chase & Co.	Japanese Yen	529,037,480	Sell	11/21/14	5,105,000	4,710,483	394,517
Morgan Stanley	New Zealand Dollar	2,331,641	Sell	11/21/14	1,814,000	1,814,541	(541)
Morgan Stanley	Norwegian Krone	32,175,886	Sell	11/21/14	4,765,000	4,767,584	(2,584)
Morgan Stanley	EU Euro	3,740,636	Sell	11/21/14	4,719,000	4,688,072	30,928
Morgan Stanley	Australian Dollar	2,511,743	Sell	11/21/14	2,221,000	2,207,745	13,255
Morgan Stanley	Swedish Krona	12,152,406	Sell	11/21/14	1,665,000	1,645,799	19,201
Morgan Stanley	Australian Dollar	2,318,191	Sell	11/21/14	2,038,000	2,037,619	381
Morgan Stanley	Australian Dollar	1,993,421	Sell	11/21/14	1,743,000	1,752,156	(9,156)
Morgan Stanley	Swiss Franc	2,796,042	Sell	11/21/14	2,930,000	2,906,344	23,656
Morgan Stanley	Japanese Yen	1,798,086,604	Sell	11/21/14	16,626,000	16,009,937	616,063
Morgan Stanley	EU Euro	2,002,599	Sell	11/21/14	2,532,000	2,509,822	22,178
Morgan Stanley	New Zealand Dollar	7,682,321	Sell	11/21/14	6,089,000	5,978,575	110,425
Morgan Stanley	Swiss Franc	2,239,236	Sell	11/21/14	2,351,000	2,327,572	23,428
Morgan Stanley	EU Euro	5,514,878	Sell	11/21/14	7,019,000	6,911,698	107,302
Morgan Stanley	Swiss Franc	6,167,071	Sell	11/21/14	6,504,000	6,410,357	93,643
Morgan Stanley	EU Euro	23,364,480	Sell	11/21/14	29,821,000	29,282,284	538,716
Morgan Stanley	Swedish Krona	34,961,576	Sell	11/21/14	4,862,000	4,734,842	127,158
Morgan Stanley	Japanese Yen	1,178,327,403	Sell	11/21/14	11,096,000	10,491,679	604,321

See Accompanying Notes to Financial Statements

78

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	EU Euro	1,957,918	Sell	11/21/14	2,477,000	2,453,823	23,177
Morgan Stanley	Japanese Yen	250,465,435	Sell	11/21/14	2,343,000	2,230,113	112,887
Morgan Stanley	British Pound	10,530,823	Sell	11/21/14	16,747,000	16,843,793	(96,793)
Morgan Stanley	EU Euro	7,298,047	Sell	11/21/14	9,252,000	9,146,511	105,489
Morgan Stanley	Swedish Krona	55,151,138	Sell	11/21/14	7,706,000	7,469,112	236,888
Morgan Stanley	Japanese Yen	600,460,128	Sell	11/21/14	5,594,000	5,346,421	247,579
Morgan Stanley	New Zealand Dollar	1,570,065	Sell	11/21/14	1,231,000	1,221,864	9,136
Morgan Stanley	Swedish Krona	36,107,167	Sell	11/21/14	5,001,000	4,889,989	111,011
Morgan Stanley	Japanese Yen	445,090,558	Sell	11/21/14	4,117,000	3,963,030	153,970
Morgan Stanley	EU Euro	5,264,136	Sell	11/21/14	6,707,000	6,597,447	109,553
Morgan Stanley	Swiss Franc	5,512,290	Sell	11/21/14	5,793,000	5,729,746	63,254
Morgan Stanley	Swiss Franc	3,796,190	Sell	11/21/14	3,961,000	3,945,946	15,054
Morgan Stanley	British Pound	1,244,706	Sell	11/21/14	1,999,000	1,990,877	8,123
Morgan Stanley	British Pound	8,259,190	Sell	11/21/14	13,181,000	13,210,370	(29,370)
Morgan Stanley	New Zealand Dollar	5,185,161	Sell	11/21/14	4,008,000	4,035,222	(27,222)
Morgan Stanley	EU Euro	16,637,539	Sell	11/21/14	20,985,000	20,851,529	133,471
Morgan Stanley	Swedish Krona	23,563,717	Sell	11/21/14	3,266,000	3,191,231	74,769
Morgan Stanley	Swiss Franc	2,429,677	Sell	11/21/14	2,556,000	2,525,525	30,475
Morgan Stanley	British Pound	1,682,146	Sell	11/21/14	2,732,000	2,690,551	41,449
Morgan Stanley	New Zealand Dollar	5,858,088	Sell	11/21/14	4,587,000	4,558,911	28,089
Morgan Stanley	Norwegian Krone	8,739,387	Sell	11/21/14	1,352,000	1,294,938	57,062
Morgan Stanley	Japanese Yen	352,515,720	Sell	11/21/14	3,225,000	3,138,756	86,244
Morgan Stanley	EU Euro	1,115,399	Sell	11/21/14	1,423,000	1,397,909	25,091
Morgan Stanley	Australian Dollar	10,250,896	Sell	11/21/14	8,975,000	9,010,223	(35,223)
Morgan Stanley	New Zealand Dollar	18,486,834	Sell	11/21/14	14,576,000	14,386,917	189,083
Morgan Stanley	EU Euro	21,640,509	Sell	11/21/14	27,778,000	27,121,662	656,338
Morgan Stanley	Australian Dollar	3,883,911	Sell	11/21/14	3,432,000	3,413,839	18,161
Morgan Stanley	Canadian Dollar	2,981,448	Sell	11/21/14	2,699,000	2,644,252	54,748
Morgan Stanley	EU Euro	1,042,516	Sell	11/21/14	1,339,000	1,306,567	32,433
Morgan Stanley	Norwegian Krone	16,557,212	Sell	11/21/14	2,610,000	2,453,325	156,675
Morgan Stanley	Canadian Dollar	7,367,723	Sell	11/21/14	6,716,000	6,534,449	181,551
Morgan Stanley	Norwegian Krone	17,519,444	Sell	11/21/14	2,709,000	2,595,901	113,099
Morgan Stanley	Norwegian Krone	17,022,688	Sell	11/21/14	2,651,000	2,522,296	128,704
Morgan Stanley	Norwegian Krone	16,998,665	Sell	11/21/14	2,651,000	2,518,736	132,264
Morgan Stanley	Norwegian Krone	13,018,567	Sell	11/21/14	2,040,000	1,928,995	111,005
Morgan Stanley	New Zealand Dollar	2,068,740	Sell	11/21/14	1,681,000	1,609,945	71,055
Morgan Stanley	Canadian Dollar	1,735,898	Sell	11/21/14	1,569,000	1,539,572	29,428
UBS AG	EU Euro	11,254,421	Sell	11/21/14	14,566,000	14,104,963	461,037
UBS AG	Swiss Franc	2,325,458	Sell	11/21/14	2,471,000	2,417,196	53,804
UBS AG	EU Euro	12,880,756	Sell	11/21/14	16,576,000	16,143,220	432,780
UBS AG	New Zealand Dollar	15,598,651	Sell	11/21/14	12,765,000	12,139,261	625,739
UBS AG	Swedish Krona	92,050,944	Sell	11/21/14	12,948,000	12,466,448	481,552
UBS AG	Swedish Krona	21,319,167	Sell	11/21/14	3,022,000	2,887,252	134,748
UBS AG	New Zealand Dollar	8,221,512	Sell	11/21/14	6,785,000	6,398,186	386,814
UBS AG	New Zealand Dollar	6,789,127	Sell	11/21/14	5,626,000	5,283,468	342,532
Morgan Stanley	Philippine Peso	121,779,100	Sell	11/21/14	2,705,000	2,712,684	(7,684)
JPMorgan Chase & Co.	Philippine Peso	129,010,950	Sell	11/21/14	2,865,000	2,873,777	(8,777)
							$21,875,545

Voya Global Bond Fund Open Futures Contracts on October 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	1,116	03/14/16	$276,000,750	$(30,690)
90-Day Eurodollar	440	12/18/17	107,200,500	(370,876)
90-Day Eurodollar	440	03/19/18	107,074,000	(365,934)
90-Day Eurodollar	440	06/18/18	106,964,000	(351,266)

See Accompanying Notes to Financial Statements

79

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2014 (continued)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar	440	09/17/18	106,865,000	(332,934)
Australia 10-Year Bond	48	12/15/14	5,186,694	62,582
Canada 10-Year Bond	77	12/18/14	9,361,883	117,829
Euro-Bobl 5-Year	69	12/08/14	11,072,131	24,665
Euro-Bund	25	12/08/14	4,727,816	17,104
Euro-Schatz	94	12/08/14	13,071,818	(3,874)
Long Gilt	70	12/29/14	12,888,725	316,513
Short Gilt	67	12/29/14	11,122,009	38,836
U.S. Treasury 10-Year Note	67	12/19/14	8,466,078	(51,464)
			$780,001,404	$(929,509)
Short Contracts
30-year German Government Bond	(32)	12/08/14	(5,827,441)	(183,389)
90-Day Eurodollar	(1,759)	03/16/15	(438,606,650)	(114,335)
90-Day Eurodollar	(558)	06/15/15	(138,955,950)	(1,395)
90-Day Eurodollar	(558)	12/19/16	(136,947,150)	19,530
Australia 3-Year Bond	(23)	12/15/14	(2,222,607)	(19,086)
U.S. Treasury 2-Year Note	(81)	12/31/14	(17,784,562)	20,266
U.S. Treasury 5-Year Note	(123)	12/31/14	(14,689,852)	65,662
U.S. Treasury Long Bond	(114)	12/19/14	(16,084,687)	23,403
U.S. Treasury Ultra Long Bond	(96)	12/19/14	(15,054,000)	(13,038)
			$(786,172,899)	$(202,382)

Voya Global Bond Fund Centrally Cleared Credit Default Swaps Outstanding on October 31, 2014

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Senior Financials Series 22, Version 1	Buy	(1.000)	12/20/19	EUR	21,875,000	$(449,430)	$(41,843)
iTraxx Europe Series 22, Version 1	Buy	(1.000)	12/20/19	EUR	21,825,000	(476,546)	(113,385)
						$(925,976)	$(155,228)

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

80

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2014 (continued)

Voya Global Bond Fund Centrally Cleared Interest Rate Swap Agreements Outstanding on October 31, 2014:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.183% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	10/03/16	EUR	58,000,000	$(47,568)	$(48,309)
Receive a fixed rate equal to 0.417% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	10/03/19	EUR	12,600,000	(18,309)	(18,644)
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	05/21/24	JPY	8,196,000,000	1,337,005	1,448,968
Receive a fixed rate equal to 0.347% and pay a floating rate based on the 3-month USD-LIBOR-BBA	10/09/15	USD	67,100,000	28,647	28,647
Receive a fixed rate equal to 0.655% and pay a floating rate based on the 3-month USD-LIBOR-BBA	08/21/16	USD	7,000,000	4,490	4,490
Receive a fixed rate equal to 0.771% and pay a floating rate based on the 3-month USD-LIBOR-BBA	10/09/16	USD	120,000,000	(218,319)	(218,319)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.119%	08/08/17	USD	5,000,000	(11,528)	(11,528)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.273%	12/19/18	USD	447,372,000	1,425,725	1,425,725
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.794%	08/08/19	USD	20,000,000	(86,937)	(86,937)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	10/30/19	USD	103,870,000	435,393	435,393
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.223%	05/15/21	USD	36,000,000	(364,528)	(364,528)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.225%	05/15/21	USD	54,900,000	(561,046)	(561,046)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.556%	08/21/24	USD	7,000,000	(60,361)	(60,361)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	10/09/24	USD	13,000,000	(41,375)	(41,375)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	10/30/24	USD	53,952,000	(330,730)	(330,730)
Receive a fixed rate equal to 3.057% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	10/09/44	USD	2,800,000	5,832	5,832
				$1,496,391	$1,607,278

Voya Global Bond Fund Written Swaptions Open on October 31, 2014:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Swaption	Goldman Sachs & Co.	3-month USB- LIBOR-BBA	Pay	1.879%	12/17/14	USD	119,642,000	$380,679	$(463,519)
Call OTC Swaption	Deutsche Bank AG	3-month USB- LIBOR-BBA	Receive	2.760%	11/03/14	USD	56,140,000	745,434	(1,452,909)
Call OTC Swaption	Deutsche Bank AG	3-month USB- LIBOR-BBA	Receive	2.760%	11/03/14	USD	56,140,000	784,771	(1,452,909)
					Total Written Swaptions			$1,910,884	$(3,369,337)

See Accompanying Notes to Financial Statements

81

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$34,509
Interest rate contracts	Investments in securities at value*	3,018,445
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	22,466,071
Interest rate contracts	Net Assets — Unrealized appreciation**	706,390
Interest rate contracts	Net Assets — Unrealized appreciation***	3,349,055
Total Asset Derivatives		$29,574,470
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$34,768,617
Interest rate contracts	Net Assets — Unrealized depreciation**	1,838,281
Interest rate contracts	Net Assets — Unrealized depreciation***	1,741,777
Credit Contracts	Net Assets — Unrealized depreciation***	155,228
Interest rate contracts	Written options, at fair value	3,369,337
Total Liability Derivatives		$41,873,240

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2014 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$315,328	$—	$315,328
Foreign exchange contracts	(2,826,767)	(2,046,520)	—	—	955,084	(3,918,203)
Interest rate contracts	698,807	—	(2,339,752)	1,184,010	(587,412)	(1,044,347)
Total	$(2,127,960)	$(2,046,520)	$(2,339,752)	$1,499,338	$367,672	$(4,647,222)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(203,450)	$—	$(203,450)
Foreign exchange contracts	844,367	(17,232,791)	—	—	(1,632,830)	(18,021,254)
Interest rate contracts	441,175	—	(1,342,770)	2,872,420	—	1,970,825
Total	$1,285,542	$(17,232,791)	$(1,342,770)	$2,668,970	$(1,632,830)	$(16,253,879)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

82

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2014 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2014:

	Barclays Bank PLC	BNP Paribas	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	JPMorgan Chase & Co.	Morgan Stanley	UBS AG	Totals
Assets:
Purchased options	$—	$—	$85,155	$—	$2,459,187	$508,612	$—	$—	$—	$—	$3,052,954
Forward foreign currency contracts	530,232	1,341,552	440,783	251,338	5,388,631	528,178	56,717	4,971,138	6,038,496	2,919,006	22,466,071
Total Assets	$530,232	$1,341,552	$525,938	$251,338	$7,847,818	$1,036,790	$56,717	$4,971,138	$6,038,496	$2,919,006	$25,519,025
Liabilities:
Forward foreign currency contracts	$14,647,377	$2,309,834	$2,290,888	$64,024	$1,116,972	$—	$99,844	$5,852,711	$5,869,475	$2,517,492	$34,768,617
Written options	—	—	—	—	2,905,818	463,519	—	—	—	—	3,369,337
Total Liabilities	$14,647,377	$2,309,834	$2,290,888	$64,024	$4,022,790	$463,519	$99,844	$5,852,711	$5,869,475	$2,517,492	$38,137,954
Net OTC derivative instruments by counterparty, at fair value	$(14,117,145)	$(968,282)	$(1,764,950)	$187,314	$3,825,028	$573,271	$(43,127)	$(881,573)	$169,021	$401,514	$(12,618,929)
Total collateral pledged by the Fund/ (Received from counterparty)	$9,470,000	$570,000	$1,042,000	$—	$(2,100,000)	$—	$30,000	$—	$430,000	$—	$9,442,000
Net Exposure(1)	$(4,647,145)	$(398,282)	$(722,950)	$187,314	$1,725,028	$573,271	$(13,127)	$(881,573)	$599,021	$401,514	$(3,176,929)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

83

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives Fund	as of October 31, 2014

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 98.6%
		Affiliated Investment Companies: 98.6%
161,574		Voya Core Equity Research Fund - Class R6	$3,018,212	9.8
277,080	@	Voya Global Bond Fund - Class R6	2,981,382	9.7
154,342		Voya Global Real Estate Fund - Class R6	3,151,654	10.3
342,842		Voya GNMA Income Fund - Class I	2,986,155	9.7
363,719		Voya High Yield Bond Fund - Class I	3,018,866	9.9
297,262		Voya Intermediate Bond Fund - Class R6	2,993,428	9.8
269,864		Voya International Core Fund - Class I	2,968,504	9.7
111,766	@	Voya MidCap Opportunities Fund - Class R6	3,029,971	9.9
256,484		Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,977,779	9.7
166,910	@	Voya Small Company Fund - Class R6	3,099,519	10.1

Shares	Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
Total Mutual Funds (Cost $29,586,975)	$30,225,470	98.6
Assets in Excess of Other Liabilities	433,521	1.4
Net Assets	$30,658,991	100.0

@	Non-income producing security

Cost for federal income tax purposes is $29,599,578.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$711,184

Gross Unrealized Depreciation	(85,292)
Net Unrealized Appreciation	$625,892

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Mutual Funds	$30,225,470	$—	$—	$30,225,470
Total Investments, at fair value	$30,225,470	$—	$—	$30,225,470

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

84

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives Fund	as of October 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended October 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Core Equity Research Fund - Class R6	$882,503	$2,188,480	$(216,069)	$163,298	$3,018,212	$29,533	$38,273	$—
Voya Global Bond Fund - Class R6	873,730	2,307,548	(202,052)	2,156	2,981,382	—	409	—
Voya Global Real Estate Fund - Class I	870,647	1,478,235	(2,336,461)	(12,421)	—	31,300	(611)	—
Voya Global Real Estate Fund - Class R6	—	3,085,036	(120,687)	187,305	3,151,654	15,484	9,581	—
Voya GNMA Income Fund - Class I	867,927	2,316,065	(212,939)	15,102	2,986,155	62,566	(3,073)	—
Voya High Yield Bond Fund - Class I	877,837	2,314,676	(138,995)	(34,652)	3,018,866	100,757	(695)	—
Voya Intermediate Bond Fund - Class R6	873,268	2,285,769	(202,013)	36,404	2,993,428	59,315	(392)	—
Voya International Core Fund - Class I	869,216	2,288,988	(139,581)	(50,119)	2,968,504	22,486	10,459	2,446
Voya MidCap Opportunities Fund - Class R6	876,069	2,289,460	(199,262)	63,704	3,029,971	—	13,609	81,764
Voya Multi-Manager Emerging Markets Equity Fund - Class I	876,744	2,360,551	(251,993)	(7,523)	2,977,779	10,926	14,421	—
Voya Small Company Fund - Class R6	875,541	2,342,958	(156,783)	37,803	3,099,519	—	12,009	85,374
	$8,743,482	$25,257,766	$(4,176,835)	$401,057	$30,225,470	$332,367	$93,990	$169,584

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

85

Voya International Value Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 4.0%
242,508		BHP Billiton Ltd.	$7,255,100	2.1
89,551		Macquarie Group Ltd.	4,839,711	1.4
647,518		Other Securities	1,998,467	0.5
			14,093,278	4.0
		China: 2.2%
323,000		China Mobile Ltd.	4,018,933	1.2
3,370,000		China Railway Construction Corp. Ltd.	3,540,508	1.0
12,100,000		Other Securities	67,696	0.0
			7,627,137	2.2
		Denmark: 2.5%
1,668		AP Moller - Maersk A/S - Class B	3,892,405	1.1
173,817		Danske Bank A/S	4,773,066	1.4
			8,665,471	2.5
		Finland: 0.9%
133,363		Other Securities	3,092,923	0.9
		France: 14.0%
98,818	@	Alstom	3,449,066	1.0
43,535		Casino Guichard Perrachon S.A.	4,463,786	1.3
308,566		Credit Agricole SA	4,566,239	1.3
240,005		Orange SA	3,820,965	1.1
668,717		Natixis	4,603,095	1.3
23,093		Kering	4,456,594	1.3
72,103		Renault S.A.	5,363,470	1.5
212,232		Suez Environnement S.A.	3,575,528	1.0
162,906		Total S.A.	9,726,015	2.8
64,814		Other Securities	4,873,277	1.4
			48,898,035	14.0
		Germany: 6.9%
39,650		BASF AG	3,503,477	1.0
44,961		Bayer AG	6,430,395	1.8
49,589		Siemens AG	5,593,306	1.6
139,277		Other Securities	8,747,849	2.5
			24,275,027	6.9
		Hong Kong: 0.8%
6,932,000		Other Securities	2,779,521	0.8
		Italy: 3.5%
745,093		Enel S.p.A.	3,807,361	1.1
1,399,776		Intesa Sanpaolo S.p.A.	4,115,000	1.2
577,216		UniCredit SpA	4,180,612	1.2
			12,102,973	3.5
		Japan: 21.3%
274,000		Ajinomoto Co., Inc.	5,173,300	1.5
802,888		Hitachi Ltd.	6,308,672	1.8
194,300		Japan Tobacco, Inc.	6,629,332	1.9
165,700		LIXIL Group Corp.	3,633,863	1.0
249,100		JSR Corp.	4,485,857	1.3
198,800		Komatsu Ltd.	4,693,541	1.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
234,800	Mitsubishi Corp.	$4,604,041	1.3
150,000	Mitsui Fudosan Co., Ltd.	4,824,966	1.4
2,244,500	Mizuho Financial Group, Inc.	4,090,189	1.2
248,400	NTT DoCoMo, Inc.	4,189,487	1.2
74,500	Omron Corp.	3,526,433	1.0
324,500	Panasonic Corp.	3,904,142	1.1
155,800	Shionogi & Co., Ltd.	4,076,004	1.2
117,700	Toyota Motor Corp.	7,082,858	2.0
620,500	Other Securities	7,009,987	2.0
		74,232,672	21.3
	Netherlands: 8.6%
75,951	Koninklijke DSM NV	4,758,933	1.4
145,174	Koninklijke Philips NV	4,058,753	1.2
161,070	Reed Elsevier NV	3,710,287	1.1
337,452	Royal Dutch Shell PLC - Class A	12,054,323	3.4
231,425	Other Securities(a)	5,359,805	1.5
		29,942,101	8.6
	New Zealand: 1.1%
1,625,237	Spark New Zealand Ltd.	4,010,779	1.1
	Norway: 1.4%
219,591	Telenor ASA	4,937,865	1.4
	Singapore: 1.4%
278,000	United Overseas Bank Ltd.	4,980,561	1.4
	Spain: 1.5%
654,756	Banco Popular Espanol SA	3,761,052	1.1
282,844	Other Securities	1,545,799	0.4
		5,306,851	1.5
	Sweden: 2.2%
353,746	Telefonaktiebolaget LM Ericsson	4,180,005	1.2
280,207	Nordea Bank AB	3,603,954	1.0
		7,783,959	2.2
	Switzerland: 11.7%
88,411	Nestle S.A.	6,483,545	1.9
122,375	Novartis AG	11,356,751	3.2
34,383	Roche Holding AG - Genusschein	10,146,479	2.9
19,564	Swiss Life Holding	4,488,782	1.3
16,826	Zurich Insurance Group AG	5,092,030	1.5
37,248	Other Securities	3,140,520	0.9
		40,708,107	11.7
	United Kingdom: 14.0%
236,194	Admiral Group PLC	5,053,856	1.5
47,273	AstraZeneca PLC	3,453,201	1.0
1,550,959	Barclays PLC	5,964,836	1.7
111,880	British American Tobacco PLC	6,341,061	1.8
338,278	HSBC Holdings PLC	3,448,852	1.0
1,211,771	Legal & General Group PLC	4,491,154	1.3
156,736	Prudential PLC	3,629,367	1.0

See Accompanying Notes to Financial Statements

86

Voya International Value Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
85,104	SABMiller PLC	$4,813,714	1.4
1,184,214	Other Securities	11,599,345	3.3
		48,795,386	14.0
	Total Common Stock (Cost $309,427,651)	342,232,646	98.0
PREFERRED STOCK: 0.7%
	Brazil: 0.7%
428,386	Other Securities	2,460,120	0.7
	Total Preferred Stock (Cost $2,664,120)	2,460,120	0.7
	Total Long-Term Investments (Cost $312,091,771)	344,692,766	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc(1): 0.7%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $1,000,011, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/20/64)	1,000,000	0.3
383,528	Nomura Securities, Repurchase Agreement dated 10/31/14, 0.11%, due 11/03/14 (Repurchase Amount $383,531, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $391,199, due 11/03/14-11/01/44)	383,528	0.1
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,021,316, due 04/15/16-01/15/29)	1,000,000	0.3
		2,383,528	0.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.7%
2,357,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $2,357,000)	$2,357,000	0.7
	Total Short-Term Investments (Cost $4,740,528)	4,740,528	1.4
	Total Investments in Securities (Cost $316,832,299)	$349,433,294	100.1
	Liabilities in Excess of Other Assets	(203,801)	(0.1)
	Net Assets	$349,229,493	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2014.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $318,109,088.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,148,788
Gross Unrealized Depreciation	(18,824,582)
Net Unrealized Appreciation	$31,324,206

Sector Diversification	Percentage of Net Assets
Financials	25.6%
Industrials	12.2
Health Care	11.6
Consumer Discretionary	11.1
Consumer Staples	9.9
Materials	7.6
Energy	7.0
Telecommunication Services	6.0
Information Technology	4.0
Utilities	3.7
Short-Term Investments	1.4
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

87

Voya International Value Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$14,093,278	$—	$14,093,278
China	—	7,559,441	67,696	7,627,137
Denmark	—	8,665,471	—	8,665,471
Finland	—	3,092,923	—	3,092,923
France	—	48,898,035	—	48,898,035
Germany	—	24,275,027	—	24,275,027
Hong Kong	—	2,588,643	190,878	2,779,521
Italy	—	12,102,973	—	12,102,973
Japan	—	74,232,672	—	74,232,672
Netherlands	2,391,172	27,550,929	—	29,942,101
New Zealand	—	4,010,779	—	4,010,779
Norway	—	4,937,865	—	4,937,865
Singapore	—	4,980,561	—	4,980,561
Spain	—	5,306,851	—	5,306,851
Sweden	—	7,783,959	—	7,783,959
Switzerland	—	40,708,107	—	40,708,107
United Kingdom	2,922,524	45,872,862	—	48,795,386
Total Common Stock	5,313,696	336,660,376	258,574	342,232,646
Preferred Stock	2,460,120	—	—	2,460,120
Short-Term Investments	2,357,000	2,383,528	—	4,740,528
Total Investments, at fair value	$10,130,816	$339,043,904	$258,574	$349,433,294

(1)	For the year ended October 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund's policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2014, securities valued at $4,656,387 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

88

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Australia: 3.5%
296,297		Nufarm Ltd.	$1,292,697	0.5
4,514,684		Other Securities	7,304,159	3.0
			8,596,856	3.5
		Austria: 0.5%
38,660		Other Securities	1,285,068	0.5
		Belgium: 2.4%
12,628		Cie d’Entreprises CFE	1,365,653	0.6
289,673		Other Securities(a)	4,479,578	1.8
			5,845,231	2.4
		Brazil: 0.6%
273,592		Other Securities	1,445,372	0.6
		Canada: 7.3%
50,262		Gluskin Sheff + Associates, Inc.	1,312,908	0.6
2,305,038		Other Securities(a)	16,448,495	6.7
			17,761,403	7.3
		China: 0.8%
35,105	@	WuXi PharmaTech Cayman, Inc. ADR	1,323,458	0.5
1,121,128		Other Securities	734,452	0.3
			2,057,910	0.8
		Colombia: 0.1%
20,000		Other Securities	301,672	0.1
		Denmark: 1.7%
41,938		DSV A/S	1,255,254	0.5
70,832		H Lundbeck A/S	1,502,018	0.6
154,005		Other Securities	1,392,400	0.6
			4,149,672	1.7
		Finland: 0.6%
109,498		Other Securities(a)	1,341,572	0.6
		France: 4.6%
16,851		Imerys SA	1,209,189	0.5
34,965		Teleperformance	2,203,302	0.9
126,063	@	UbiSoft Entertainment	2,282,414	0.9
400,905		Other Securities(a)	5,586,638	2.3
			11,281,543	4.6
		Germany: 5.9%
16,043		Grenkeleasing AG	1,596,156	0.6
85,565		Patrizia Immobilien AG	1,156,804	0.5
20,911		Stratec Biomedical Systems AG	1,108,323	0.4
73,015		TUI AG	1,118,151	0.5
479,043		Other Securities(a)	9,452,604	3.9
			14,432,038	5.9
		Greece: 0.3%
61,013		Other Securities	659,470	0.3

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Guernsey: 0.0%
4,343		Other Securities	$45,167	0.0
		Hong Kong: 0.9%
21,524,332		Other Securities	2,069,186	0.9
		India: 1.6%
2,150,420		Other Securities	3,989,426	1.6
		Indonesia: 0.3%
12,618,862		Other Securities	638,617	0.3
		Ireland: 0.2%
112,613		Other Securities	405,914	0.2
		Israel: 0.1%
193,471		Other Securities	137,199	0.1
		Italy: 3.0%
1,666,951		Other Securities	7,344,118	3.0
		Japan: 30.4%
33,600		Asahi Intecc Co. Ltd.	1,539,855	0.6
1,307		GLP J-Reit	1,483,089	0.6
25,300		Hoshizaki Electric Co., Ltd.	1,225,473	0.5
1,254,000		Kanematsu Corp.	1,995,252	0.8
42,000		Message Co., Ltd.	1,319,982	0.5
346,800		Mitsubishi UFJ Lease & Finance Co., Ltd.	1,830,951	0.7
42,000		Nippon Shinyaku Co., Ltd.	1,208,866	0.5
638,000		Shinsei Bank Ltd.	1,433,824	0.6
43,800		Shionogi & Co., Ltd.	1,145,885	0.5
108,200		Sumco Corp.	1,455,195	0.6
25,000		TDK Corp.	1,419,053	0.6
38,221	@	Tokyo TY Financial Group, Inc.	1,223,276	0.5
45,100		Yamato Kogyo Co., Ltd.	1,461,014	0.6
98,200		Yuasa Trading Co., Ltd.	1,852,338	0.8
62,400		Zenkoku Hosho Co. Ltd.	1,971,993	0.8
27,600		Zuiko Corp.	1,323,427	0.5
6,536,626		Other Securities(a)	50,462,376	20.7
			74,351,849	30.4
		Liechtenstein: 0.0%
592		Other Securities	49,100	0.0
		Luxembourg: 1.2%
58,554	@	Braas Monier Building Group SA	1,176,939	0.5
84,428	#	O’Key Group SA GDR	508,675	0.2
50,399		Other Securities	1,136,884	0.5
			2,822,498	1.2
		Malaysia: 0.3%
1,104,523		Other Securities	800,641	0.3
		Mexico: 0.5%
2,166,584		Other Securities	1,259,761	0.5

See Accompanying Notes to Financial Statements

89

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: 1.1%
111,859		USG People NV	1,122,145	0.5
127,563		Other Securities(a)	1,446,630	0.6
			2,568,775	1.1
		New Zealand: 0.0%
10,722		Other Securities	26,454	0.0
		Norway: 1.5%
81,956		Kongsberg Gruppen AS	1,658,573	0.7
604,703		Other Securities	2,030,187	0.8
			3,688,760	1.5
		Philippines: 0.2%
668,950		Other Securities	397,643	0.2
		Poland: 0.2%
199,701		Other Securities	408,997	0.2
		Singapore: 0.5%
2,247,840		Other Securities	1,124,639	0.5
		South Africa: 0.9%
525,816		Other Securities	2,209,424	0.9
		South Korea: 2.4%
10,022		Green Cross Corp./ South Korea	1,282,611	0.5
256,353		Other Securities	4,625,809	1.9
			5,908,420	2.4
		Spain: 0.1%
39,715		Other Securities	234,099	0.1
		Sweden: 1.4%
358,047		Other Securities(a)	3,347,508	1.4
		Switzerland: 4.0%
8,181	@	Dufry Group	1,179,457	0.5
1,549		Forbo Holding AG	1,607,521	0.6
64,859		Gategroup Holding AG	1,461,496	0.6
5,099		Swiss Life Holding	1,169,919	0.5
102,314		Other Securities(a)	4,423,914	1.8
			9,842,307	4.0
		Taiwan: 1.0%
3,952,365		Other Securities	2,523,730	1.0
		Thailand: 0.6%
1,274,500		Thanachart Capital PCL	1,369,687	0.5
532,100		Other Securities	158,556	0.1
			1,528,243	0.6
		Turkey: 0.0%
34,554		Other Securities	87,325	0.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Arab Emirates: 0.0%
77,297		Other Securities	$96,874	0.0
		United Kingdom: 15.7%
656,066		Booker Group PLC	1,474,399	0.6
329,031		Direct Line Insurance Group PLC	1,455,515	0.6
659,013		Hays PLC	1,301,548	0.5
513,154		Home Retail Group	1,505,865	0.6
209,240		Interserve PLC	2,124,345	0.9
94,966		Keller Group PLC	1,268,895	0.5
235,785		Mears Group PLC	1,665,887	0.7
96,871		Mondi PLC	1,637,158	0.7
147,295		Savills PLC	1,517,436	0.6
94,128	#,@	TSB Banking Group PLC	406,796	0.2
301,905		Tyman PLC	1,307,601	0.5
8,626,272		Other Securities(a)	22,727,300	9.3
			38,392,745	15.7
		United States: 0.1%
25,798		Other Securities(a)	183,500	0.1
		Total Common Stock (Cost $226,522,098)	235,640,726	96.5
PREFERRED STOCK: 1.5%
		Brazil: 0.0%
4,800		Other Securities	27,623	0.0
		Germany: 1.5%
16,284 L		Draegerwerk AG & Co. KGaA	1,588,002	0.6
30,321		Jungheinrich AG	1,714,203	0.7
9,854		Other Securities(a)	419,895	0.2
			3,722,100	1.5
		South Africa: 0.0%
776		Other Securities	57,340	0.0
		Total Preferred Stock (Cost $1,676,145)	3,807,063	1.5
RIGHTS: –%
		Switzerland: –%
221		Other Securities	—	—
		Total Rights (Cost $–)	—	—
		Total Long-Term Investments (Cost $228,198,243)	239,447,789	98.0

See Accompanying Notes to Financial Statements

90

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc(1): 1.6%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $1,000,011, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/20/64)	$1,000,000	0.4
812,665	Daiwa Capital Markets, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $812,675, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $828,919, due 09/24/15-03/01/48)	812,665	0.4
1,000,000	Nomura Securities, Repurchase Agreement dated 10/31/14, 0.11%, due 11/03/14 (Repurchase Amount $1,000,009, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,020,000, due 11/03/14- 11/01/44)	1,000,000	0.4
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,021,316, due 04/15/16-01/15/29)	1,000,000	0.4
		3,812,665	1.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.1%
2,791,929	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $2,791,929)	$2,791,929	1.1
	Total Short-Term Investments (Cost $6,604,594)	6,604,594	2.7
	Total Investments in Securities (Cost $234,802,837)	$246,052,383	100.7
	Liabilities in Excess of Other Assets	(1,827,111)	(0.7)
	Net Assets	$244,225,272	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $235,684,388.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,223,419
Gross Unrealized Depreciation	(23,855,424)
Net Unrealized Appreciation	$10,367,995

See Accompanying Notes to Financial Statements

91

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Sector Diversification	Percentage of Net Assets
Industrials	25.4%
Financials	17.5
Consumer Discretionary	15.6
Information Technology	12.0
Materials	9.9
Health Care	8.4
Energy	4.9

Sector Diversification	Percentage of Net Assets
Consumer Staples	2.6
Utilities	1.0
Telecommunication Services	0.7
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

 Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$985,436	$7,611,420	$—	$8,596,856
Austria	65,496	1,219,572	—	1,285,068
Belgium	2,814,597	3,030,634	—	5,845,231
Brazil	1,445,372	—	—	1,445,372
Canada	17,683,514	77,889	—	17,761,403
China	1,855,811	202,099	—	2,057,910
Colombia	301,672	—	—	301,672
Denmark	71,376	4,078,296	—	4,149,672
Finland	206,924	1,134,648	—	1,341,572
France	710,190	10,571,353	—	11,281,543
Germany	1,727,359	12,704,679	—	14,432,038
Greece	—	659,470	—	659,470
Guernsey	45,167	—	—	45,167
Hong Kong	473,384	1,595,802	—	2,069,186
India	472,631	3,516,795	—	3,989,426
Indonesia	22,741	615,876	—	638,617
Ireland	385,439	20,475	—	405,914
Israel	—	137,199	—	137,199
Italy	1,878,988	5,465,130	—	7,344,118
Japan	1,261,552	73,090,297	—	74,351,849
Liechtenstein	49,100	—	—	49,100
Luxembourg	885,332	1,937,166	—	2,822,498
Malaysia	170,154	630,487	—	800,641
Mexico	1,259,761	—	—	1,259,761
Netherlands	299,982	2,268,793	—	2,568,775
New Zealand	—	26,454	—	26,454
Norway	1,790,436	1,898,324	—	3,688,760
Philippines	268,040	129,603	—	397,643
Poland	79,176	329,821	—	408,997
Singapore	364,986	759,653	—	1,124,639
South Africa	309,910	1,899,514	—	2,209,424
South Korea	891,882	5,016,538	—	5,908,420
Spain	60,181	173,918	—	234,099
Sweden	1,037,022	2,310,486	—	3,347,508
Switzerland	2,362,270	7,480,037	—	9,842,307
Taiwan	1,034,034	1,489,696	—	2,523,730

See Accompanying Notes to Financial Statements

92

Voya Multi-Manager International Small Cap Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Thailand	77,526	1,450,717	—	1,528,243
Turkey	56,397	30,928	—	87,325
United Arab Emirates	91,773	5,101	—	96,874
United Kingdom	6,734,364	31,658,381	—	38,392,745
United States	183,500	—	—	183,500
Total Common Stock	50,413,475	185,227,251	—	235,640,726
Preferred Stock	274,762	3,532,301	—	3,807,063
Rights	—	—	—	—
Short-Term Investments	2,791,929	3,812,665	—	6,604,594
Total Investments, at fair value	$53,480,166	$192,572,217	$—	$246,052,383

(1)	For the year ended October 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund's policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2014, securities valued at $16,207,089 and $8,916,255 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy. At October 31, 2014, securities valued at $212,708 transfered from Level 3 to Level 1 due to observable inputs becoming available. At October 31, 2014, securities valued at $2,168 transferred from Level 1 to Level 3 due to significant unobservable inputs.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

93

Voya Russia Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 79.7%
		Consumer Staples: 14.6%
36,500		Magnit OAO	$10,096,865	9.1
90,000		Magnit PJSC GDR	6,040,741	5.5
			16,137,606	14.6
		Energy: 25.7%
70,000		Eurasia Drilling Co. Ltd. GDR	1,750,000	1.6
300,000		Gazprom Neft JSC	1,058,120	1.0
70,000		Gazprom Neft JSC ADR	1,272,838	1.2
790,000		Gazprom OAO ADR	5,236,120	4.7
257,500		Lukoil OAO ADR	12,622,489	11.4
28,000		NovaTek OAO GDR	3,015,398	2.7
95,000		Tatneft-sponsored ADR	3,395,574	3.1
			28,350,539	25.7
		Financials: 11.8%
200,000		Halyk Savings Bank of Kazakhstan JSC GDR	1,960,000	1.8
3,650,000		Moscow Exchange MICEX-RTS OAO	4,926,479	4.5
805,000		Sberbank of Russia ADR	6,109,950	5.5
			12,996,429	11.8
		Health Care: 0.9%
112,851		MD Medical Group Investments PLC GDR	936,663	0.9
		Information Technology: 7.0%
50,000		EPAM Systems, Inc.	2,387,000	2.2
50,000	@,L	Luxoft Holding, Inc.	1,999,500	1.8
59,000		QIWI plc ADR	1,868,530	1.7
50,000	@	Yandex NV	1,431,000	1.3
			7,686,030	7.0
		Materials: 14.1%
4,900,000		Alrosa AO	4,384,273	4.0
300,000	@,L	KAZ Minerals PLC	1,106,788	1.0
280,000		MMC Norilsk Nickel ADR	5,224,571	4.7
165,000		Severstal	1,754,786	1.6
160,000		Severstal OAO GDR	1,694,757	1.5
2,500,000	@	United Co. RUSAL	1,375,293	1.3
			15,540,468	14.1
		Telecommunication Services: 5.6%
75,000		KCell JSC GDR	1,004,250	0.9
220,000		MegaFon OAO GDR	5,148,000	4.7
			6,152,250	5.6
		Total Common Stock (Cost $74,802,240)	87,799,985	79.7
PREFERRED STOCK: 14.2%
		Energy: 14.2%
18,000,000		Surgutneftegas OJSC	12,333,674	11.2
1,000,000		Tatneft-Rfd 3 series	3,355,014	3.0

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Total Preferred Stock (Cost $12,821,426)	$15,688,688	14.2
	Total Long-Term Investments (Cost $87,623,666)	103,488,673	93.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.2%
	Securities Lending Collateralcc(1): 2.3%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $1,000,011, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/20/64)	1,000,000	0.9
519,339	Nomura Securities, Repurchase Agreement dated 10/31/14, 0.11%, due 11/03/14 (Repurchase Amount $519,344, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $529,726, due 11/03/14-11/01/44)	519,339	0.5
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,021,316, due 04/15/16-01/15/29)	1,000,000	0.9
		2,519,339	2.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.9%
6,538,291	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $6,538,291)	6,538,291	5.9
	Total Short-Term Investments (Cost $9,057,630)	9,057,630	8.2
	Total Investments in Securities (Cost $96,681,296)	$112,546,303	102.1
	Liabilities in Excess of Other Assets	(2,323,871)	(2.1)
	Net Assets	$110,222,432	100.0

See Accompanying Notes to Financial Statements

94

Voya Russia Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2014.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $99,154,967.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,251,870
Gross Unrealized Depreciation	(9,860,534)
Net Unrealized Appreciation	$13,391,336

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$16,137,606	$—	$16,137,606
Energy	6,986,120	21,364,419	—	28,350,539
Financials	8,069,950	4,926,479	—	12,996,429
Health Care	936,663	—	—	936,663
Information Technology	7,686,030	—	—	7,686,030
Materials	—	15,540,468	—	15,540,468
Telecommunication Services	6,152,250	—	—	6,152,250
Total Common Stock	29,831,013	57,968,972	—	87,799,985
Preferred Stock	—	15,688,688	—	15,688,688
Short-Term Investments	6,538,291	2,519,339	—	9,057,630
Total Investments, at fair value	$36,369,304	$76,176,999	$—	$112,546,303

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

95

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Diversified Emerging Markets Debt Fund
Class A	NII	$0.4562
Class C	NII	$0.3804
Class I	NII	$0.4653
Class W	NII	$0.4588

Voya Global Bond Fund
Class A	ROC	$0.4200
Class B	ROC	$0.3367
Class C	ROC	$0.3358
Class I	ROC	$0.4505
Class O	ROC	$0.4209
Class R	ROC	$0.3945
Class R6	ROC	$0.4530
Class W	ROC	$0.4481

Voya Global Perspectives Fund
Class A	NII	$0.1286
Class C	NII	$0.1106
Class I	NII	$0.1374
Class R	NII	$0.1244
Class W	NII	$0.1379

Fund Name	Type	Per Share Amount
Voya Global Perspectives Fund (continued)
All Classes	STCG	$0.0055

Voya International Value Equity Fund
Class A	NII	$0.0153
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0263
Class W	NII	$0.0299

Voya Multi-Manager International Small Cap Fund
Class A	NII	$0.6881
Class B	NII	$0.2603
Class C	NII	$0.4342
Class I	NII	$0.9105
Class O	NII	$0.7772
Class W	NII	$0.8429

Voya Russia Fund
Class A	NII	$0.5179
Class I	NII	$0.5723
Class W	NII	$0.6329

NII - Net investment income
STCG - Short-term capital gain
ROC - Return of capital

Of the ordinary distributions made during the year ended October 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Diversified International	14.27%
Global Perspectives	12.98%
International Value Equity	0.64%

For the year ended October 31, 2014, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Diversified International	100.00%
Global Perspectives	22.34%
International Value Equity	100.00%
Multi-Manager International Small Cap	100.00%
Russia	98.21%

96

TAX INFORMATION (Unaudited) (continued)

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Diversified International	$131,393	$0.0203	66.67%
Global Perspectives	$5,060	$0.0018	6.39%
International Value Equity	$674,762	$0.0598	98.27%
Multi-Manager International Small Cap	$465,370	$0.0913	90.40%
Russia	$508,613	$0.1268	100.00%

*	None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

97

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the Voya Russia Fund was held November 13, 2013, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a manager-of-managers policy with respect to Voya Russia Fund to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining approval of such Fund’s shareholders.

2	To approve a modification to the current manager-of-managers policy to permit Voya Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Russia Fund	1*	3,577,277.184	535,702.168	184,471.082	1,149,289.432	5,446,739.866
	2*	3,566,147.312	548,223.445	183,079.677	1,149,289.432	5,446,739.866

*     Proposals passed

98

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Trustee	January 2014 - Present January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013 - Present	Retired. Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continues to hold a position with the university under a post-retirement contract until December 31, 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 - Present	Retired.	158	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013 - Present	Retired.	158	None.

99

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Funds (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of November 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

100

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	February 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	May 1999 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

101

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Director of Compliance, Voya Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present); and Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014)

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 1999 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

102

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Mutual Funds (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Bond Fund, Voya Global Perspectives Fund, Voya International Value Equity Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund (collectively, the “Funds”), each a series of the Trust, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contracts (the “Advisory Contracts”) between Voya Investments, LLC (“Adviser”) and the Funds as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-advisers to each Fund (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the

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Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by each Fund for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of each Fund and other similarly managed funds in its Selected Peer Group, information regarding each Fund’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Funds; (2) reports providing risk and attribution analyses of the Funds; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Advisers to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers (or the parent company of certain unaffiliated Sub-Advisers); (7) financial statements for the Adviser and Sub-Advisers; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Funds’) Advisory Contracts and Sub-Advisory Contracts; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. is required to divest Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which includes the Adviser and a Sub-Adviser, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is a minority owned subsidiary of ING Groep and a parent company of the Adviser. The Board further noted that the Separation Plan may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through two other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Funds. The Board also was advised that there can be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Funds and the Adviser and Voya-affiliated Sub-Adviser, including the Adviser’s and the Voya-affiliated Sub-Adviser’s ability during and after the separation to perform the same level of service to the Funds as the Adviser and Voya-affiliated Sub-Adviser currently provides. The Board was advised that neither the Adviser nor the Voya-affiliated Sub-Adviser currently anticipated that the Separation Plan would have a material adverse impact on the Funds or their operations and administration.

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The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Voya-affiliated Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Fund, a specific class of shares was used for purposes of certain comparisons between the Funds and their Selected Peer Groups. The specified class of a Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provides to the Funds and the Sub-Advisers’ compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the funds that they manage. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group, to each Fund’s Morningstar category median, Lipper category median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Funds also benefit from the services of the Adviser’s Investment Risk Management

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Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the

Trust’s CCO in consultation with the Board’s Compliance Committee that guide the Trust’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Advisers, and the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and each Sub-Adviser, whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to the Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Advisers as a

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Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, a Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Advisers for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to the Sub-Advisers, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-Affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also

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considered that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board considered that many of the Funds’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Fund-by-Fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Advisers primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Fund by Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Fund’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Diversified Emerging Markets Debt Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Diversified Emerging Markets Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in November 2012, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with the a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Advisers is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Diversified International Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Diversified

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International Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and five-year periods, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that sector asset allocation and underperformance by the underlying fund universe had on the Fund’s performance; (2) Management’s representations regarding the steps that each Sub-Adviser has taken to address underperformance; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests; (2) as directed by the Board in 2013, lower expense limits were implemented for the Fund in January 2014; and (3) Management’s representations regarding the competitiveness of the Fund’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the

Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Global Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the second quintile for the one-year period, the third quintile for the three-year period, and the fourth quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the Fund’s favorable performance during certain periods; (2) in May 2013, there was a change in the Fund’s portfolio management team; and (3) Management’s confidence in the Sub-Adviser’s ability to manage the Fund’s investment strategy.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the

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Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Global Perspectives Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Perspectives Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in March 2013, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Fund commenced operations in March 2013, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Fund time to establish a longer performance record for the purposes of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya International Value Equity Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya International Value Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the most recent calendar quarter, year-to-date, one-year, and five-year periods, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) that the Fund’s strategy and portfolio management team changed in November 2012; (2) Management representations regarding the strength of the Fund’s performance during certain periods; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Multi-Manager International Small Cap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Multi-Manager International Small Cap Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for the one-year, three-year, and five-year periods, but underperformed for the most recent calendar quarter, year-to-date, and ten-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, and the third quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods. The Board also considered the individual performance of each of the Fund’s Sub-Advisers. In analyzing this performance data the Board took into account that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the performance of each of the Fund’s Sub-Advisers.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio; and (2) Management’s analysis of expense waivers and limits that had been implemented for the Fund, which reduce the Fund’s net effective management fee.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Russia Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Russia Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed, and the ten-year period, during which it matched the Morningstar category median’s performance; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the ten-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) that the portfolio management team for the Fund was modified in August 2013; (2) Management’s analysis regarding favorable performance during certain periods and when compared to certain Russian equity peers; (3) Management’s representations regarding its monitoring of current events in Russia; and (4) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered:

111

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) as directed by the Board in 2013, lower expense limits were implemented for the Fund in January 2014; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION TO APPROVE NEW SUB-ADVISORY AGREEMENT IN CONNECTION WITH SEPARATION PLAN OF ING INVESTMENT ADVISORS B.V.

Voya Russia Fund

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest NN Group N.V. (“NN Group”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investment Management Advisors B.V. (the “Sub-Adviser” or “IIMA BV”) (such divestment, the “IIMA BV Separation Plan”). ING Groep’s base case to achieve the IIMA BV Separation Plan is through an initial public offering of NN Group (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of NN Group stock, or, possibly, through one or more privately negotiated sales of the stock. While the IIMA BV Separation Plan is the base case, alternative options for a divestment remain open.

Voya Russia Fund (the “Fund”) is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the IIMA BV Separation Plan would be deemed a Change of Control Event.

As described above, the IIMA BV Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for IIMA BV, which in turn would result in the automatic termination of the current sub-advisory agreement in place between IIMA BV and the Fund (the “Current Agreement”). The decision by the Board, including a majority of the Independent Trustees, to approve a proposed sub-advisory agreement for the Fund (the “Proposed Agreement”) was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund that the Sub-Adviser continue providing sub-advisory services for the Fund, without interruption, as consummation of the IIMA BV Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the IIMA BV Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board considered that additional sub-advisory agreements (“Subsequent Agreements”) may be needed upon the occurrence of certain Change of Control Events during the IIMA BV Separation Plan that could cause the Proposed Agreement to terminate in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreement and any Subsequent Agreements will permit the Fund to benefit from the continuation of services by the Sub-Adviser throughout the IIMA BV Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Sub-Adviser that the Sub-Adviser was relying on the Securities and Exchange Commission’s (“SEC”) position as stated in the no-action letter addressed to ING Investments, LLC (now known as Voya Investments, LLC) and certain of its affiliates that the SEC would not object to approval of Subsequent Agreements at this time. However, Management will present any Subsequent Agreements to the Board for its approval.

Prior to its approval of the Proposed Agreement and its approval to solicit shareholder approval of the Proposed

112

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Agreement, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by the Sub-Adviser under the Current Agreement and to be provided under the Proposed Agreement.

In determining whether to approve the Proposed Agreement with IIMA BV with respect to the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Agreement should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Proposed Agreement included the following: (1) IIMA BV’s presentation before the Board on May 22, 2014; (2) memoranda and related materials provided to the Board in advance of its May 22, 2014 meeting discussing: (a) the anticipated change of control of the Sub-Adviser, (b) the anticipated impact on the services provided to the Fund and on the Sub-Adviser’s business in general, (c) the anticipated changes to personnel currently responsible for servicing the Fund, (d) the anticipated impact on the compliance operations of the Sub-Adviser, (e) the anticipated changes to the resources available in servicing the Fund, (f) the continuation of sufficient working capital to maintain high-quality advisory services to the Fund, (g) the anticipated impact on the Sub-Adviser’s trading and recordkeeping operations, (h) the Sub-Adviser’s plan for disconnecting internal controls, IT functions and systems, business continuity arrangements and other operations and resources from ING Groep, and (i) that there are no material changes or developments since the Board’s last annual review of the Current Agreement; (3) IIMA BV’s response to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (4) supporting documentation, including copies of the form of the Proposed Agreement; and (5) other information relevant to the Board’s evaluation.

Based on the foregoing and other relevant considerations, at a meeting of the Board on May 22, 2014, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreement and to recommend approval of the Proposed Agreement by shareholders of the Fund. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreement, including the fee rate, were fair and reasonable, and that it would be in the best interests of shareholders of the Fund to approve the Proposed Agreement, so as to enable there to be a continuation without interruption of the current services being provided by the Sub-Adviser pursuant to the Current Agreement. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that, during their deliberations, different Board members may have given different weight to different individual factors in reaching their individual conclusions to vote in favor of the Proposed Agreement and to recommend approval of the Proposed Agreement to shareholders.

113

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com

AR-UINTDIF    (1014-121914)

Annual Report

October 31, 2014

Classes A, B, C, I, O, R and W

■     Voya Emerging Markets Equity Dividend Fund

 ■     Voya Global Equity Dividend Fund

 ■     Voya Global Natural Resources Fund

 ■     Voya Global Opportunities Fund

 ■     Voya International Core Fund

 ■     Voya Multi-Manager Emerging Markets Equity Fund

 ■     Voya Multi-Manager International Equity Fund

   E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

 Leaving safe harbor

Dear Shareholder,

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices. What’s more, falling oil prices have added uncertainty to the global economic outlook and further intensified market volatility.

Volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity; there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

December 18, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2014

In the first half of the fiscal year, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, advanced 6.14%. The Index saw turmoil late in the second half before ending the fiscal year with a gain of 12.19%. (The Index returned 8.67% for the one year ended October 31, 2014, measured in U.S. dollars.)

Global equities ended 2013 at a record high, with investor sentiment having reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases.

There was still plenty to worry about however, and by February 3, 2014, the Index slumped almost exactly 5%. A cold and snowy winter in the U.S. was depressing hiring and other key statistics like durable goods orders and home sales. Yet it took only 18 days to erase the loss, despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea.

With the improvement in the season came a pick-up in U.S. data. Employment reports started to look much better and the October bulletin marked the fifth month in six during which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, prices continued to rise on an annual basis. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 4.6% in the second.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by the lowest labor force participation rate since 1978. Wage growth was sluggish at about 2% annually. Quantitative easing was about to end in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan’s GDP fell 7.1% (annualized) in the second quarter after a rise in the consumption tax rate. But it was the euro zone that was the most problematic. Growth ground to a halt in the second quarter. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing: there was no political consensus and Germany was unequivocally opposed.

The Index actually reached a new peak on September 19, but by October 16 fell 8.2%, roiled by a 4% monthly fall in German industrial production. As in February, the rebound was even faster: the Index recovered the 8.2% in the next two weeks, boosted when the ECB started to buy euro zone covered bonds, a pale shadow of quantitative easing, but a program which might evolve into it. Reasonably good corporate earnings in the U.S. and even Europe also supported equities as did the news on October 30 that U.S. GDP had grown 3.5% annualized in the third quarter. On the last day of the fiscal year sentiment received a final lift when the Bank of Japan substantially raised its quantitative easing target and Japan’s $1 trillion Government Pension Investment Fund (“GPIF”) announced an increased allocation to global equities.

In U.S. fixed income markets, short-term Treasury yields increased while long-term Treasury yields fell over the fiscal year.

The Barclays U.S. Treasury Bond Index as a whole returned 2.78% for the period. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds added 4.14%. Interestingly the Barclays U.S. Corporate Investment Grade Bond sub-index gained 6.29% and outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned 5.82% after a sharp loss in September. This may have reflected growing disillusionment with the risk/reward profile of high yield bonds, in the face of possibly improving returns on better quality issues.

U.S. equities, represented by the S&P 500® Index including dividends, soared 17.27% in the fiscal year, to an all-time high reached on October 31. Technology was the top performing sector, returning 29.71%; the worst was energy which only managed a gain of 4.30% as oil prices slumped in the face of increasing supply and faltering demand. Record operating earnings per share for S&P 500® companies in the second and probably third quarters of 2014 were supported by low interest rates, slow wage growth and a high level of share buy-backs.

In currencies, the dollar gained against other major currencies over the twelve months. The dollar jumped 8.46% against the euro, on the U.S.’s much better growth and interest rate increase prospects. The dollar edged up just 0.28% on the pound, which slipped from a multi-year high as the chances of an early interest rate increase receded, but surged 14.19% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the GPIF.

In international markets, the MSCI Japan® Index returned 13.47% for the fiscal year, boosted by the GPIF’s anticipated shift into Japanese equities, and despite the perception that the effect of the government’s ever-intensifying monetary stimulus measures was fading. The MSCI Europe ex UK® Index added 6.54%. The poor economic data referred to above and the lingering conflict in Ukraine depressed markets, which however, were spasmodically supported by the possibility of quantitative easing. Roughly half of the gain came from the strong health care sector. Despite considerably better economic results and prospects, the MSCI UK® Index was much weaker, rising only 0.55%. UK stock indices are not particularly representative of the UK economy: the largest 15 names account for half of the index and include global banks, energy and materials companies. As a group they returned just -0.02%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM	An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P North American Natural Resources Sector Index	An unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

3

Voya Emerging Markets Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2014 (as a percentage of net assets)

China	20.3%
South Korea	12.6%
Brazil	10.8%
Taiwan	8.4%
Russia	6.9%
India	6.5%
South Africa	5.9%
Poland	3.9%
Hong Kong	3.5%
Malaysia	3.2%
Countries between 0.6%-2.5%^	16.9%
Assets in Excess of Other Liabilities	1.1%
Net Assets	100.0%
^ Includes 12 countries, which each represents 0.6%-2.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Equity Dividend Fund (“Emerging Markets Equity Dividend” or the “Fund”) seeks total return through a combination of income, capital gains and capital appreciation. The Fund is managed by Robert Davis, Nicolas Simar, and Manu Vandenbulck, Portfolio Managers of ING Investment Management Advisors B.V. (“IIMA”) — the Sub-Adviser.

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.19% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 0.64% for the same period.

Portfolio Specifics: The reporting period was characterized by sharp movements in volatility as emerging markets (“EM”) struggled with changing perceptions of growth, reform, global liquidity, macroeconomic imbalances and geopolitical issues. The Fund benefited from its focus on dividend-paying stocks, but not enough to offset the deduction of fees and expenses; as a result, on a net-asset-value basis the Fund underperformed its benchmark for the period.

The Fund benefited from stock picking in Korea, India, Poland and Hungary. Overweight allocations in Qatar, China and Brazil contributed to relative results. Stock selection in China, however, detracted from performance. Other detractors included underweights in Taiwan, India, Indonesia and Mexico; and an overweight in Hungary. The biggest detractors at the stock level were lack of exposure to Chinese internet media firm Tencent Holdings Ltd., which remained one of the most loved growth stocks in Asia during the period; and overweights of Russian savings bank Sberbank OAO and Russian broadcasting company CTC Media, Inc. By contrast, the top contributor was an underweight of smartphone manufacturer Samsung Electronics Co. Ltd. The company was weak during the period on fears that the company is losing ground to Apple, Inc. at the high-end of the market, and to Chinese competitors in the low-cost segment. Other contributors included an overweight of mining company Coal India Ltd and an underweight of Hyundai Motors Co.

In the Central Eastern Europe Middle East and Africa (“CEEMEA”) region, we introduced South African cement producer Pretoria Portland Cement Company Ltd., which we expect to benefit from urbanization trends and infrastructure building across sub-Saharan Africa. We exited Commercial International Bank of Egypt. Its shares have performed strongly as the Egyptian economy stabilizes, leaving little upside potential in our view. Geopolitical woes provided an entry opportunity in the Moscow Exchange, which is growing revenues and market share thanks to the increasing liberalization of Russian financial markets.

We added Totvs S.A., a Brazilian software provider in the small to medium enterprise segment, which we believe offers growth and high returns, but is also defensive given a high proportion of contracted, recurring revenues. Also in Brazil, we exited property and casualty insurer Porto Seguro S.A., a long-term holding. The stock had consistently delivered earnings and dividend growth but in our view, the share price had gotten ahead of company fundamentals, so we decided to lock in gains.

Top Ten Holdings as of October 31, 2014 (as a percentage of net assets)

Industrial and Commercial Bank of China Ltd.	2.0%
China Construction Bank	2.0%
Samsung Electronics Co., Ltd.	1.9%
Vale SA	1.7%
AIA Group Ltd.	1.5%
Standard Bank Group Ltd.	1.5%
NTPC Ltd.	1.5%
KB Financial Group, Inc.	1.5%
Turk Telekomunikasyon AS	1.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.4%
Portfolio holdings are subject to change daily.

In Asia, we added Wumart Stores, Inc., a Chinese convenience store operator which we see as a recovery story. We sold Digital China following the catalyst of the spin-off of its information technology (“IT”) services business.

The Fund remains underweight in Asia and overweight in CEEMEA, with a significant underweight in IT and overweights in financials and utilities.

Current Strategy and Outlook: We maintain a balanced view on the asset class. For most of 2014, emerging markets have outperformed developed markets as long-term interest rates in the United States have declined and the European Central Bank has started to implement quantitative easing, thereby mitigating fears that U.S. interest rate changes will hurt future investment flows to emerging markets. Still, we believe the decline in September shows the vulnerability of EM assets to changes in liquidity and the sensitivity of many EM currencies to the U.S. dollar, all the more so because, in our opinion, the recent stock market recovery has not been backed by improving fundamentals. Currencies remain volatile; economic growth and corporate earnings continue to surprise on the downside. We believe the economic slowdown in China and the country’s internal struggle to cope with its financial system is the main threat to growth for the asset class.

Despite slowing growth and question marks regarding future availability of liquidity, 2014 has marked a year of political change in several key markets. In many countries, including India, Indonesia, Mexico, China and potentially Brazil, newly elected politicians are trying to push through broad-based, structural reforms. While investors so far have been disappointed by the speed of change, we expect it to be slow and believe that the door is open for several countries to start adjusting their economies. China’s new leadership is making serious efforts to implement reforms and has clamped down on social issues such as corruption and air pollution, while Mexico is making steady progress on reforming key sectors such as energy and banking. The new government in India has struck the right tone, in our opinion, and is focused on cutting back subsidies and stimulating infrastructure investments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Emerging Markets Equity Dividend Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	Since Inception of Class A December 21, 2005	Since Inception of Class B January 6, 2006	Since Inception of Class C January 11, 2006	Since Inception of Class I May 8, 2006	Since Inception of Class O June 4, 2008	Since Inception of Class W August 5, 2011
Including Sales Charge:
Class A(1)	-5.59%	1.52%	7.34%	—	—	—	—	—
Class B(2)	-4.88%	1.61%	—	6.58%	—	—	—	—
Class C(3)	-1.41%	1.96%	—	—	6.52%	—	—	—
Class I	0.46%	3.07%	—	—	—	5.64%	—	—
Class O	0.17%	2.72%	—	—	—	—	0.76%	—
Class W	0.45%	—	—	—	—	—	—	1.13%
Excluding Sales Charge:
Class A	0.19%	2.72%	8.06%	—	—	—	—	—
Class B	-0.52%	1.97%	—	6.58%	—	—	—	—
Class C	-0.54%	1.96%	—	—	6.52%	—	—	—
Class I	0.46%	3.07%	—	—	—	5.64%	—	—
Class O	0.17%	2.72%	—	—	—	—	0.76%	—
Class W	0.45%	—	—	—	—	—	—	1.13%
MSCI EM IndexSM	0.64%	4.64%	6.83%	6.09%	5.96%	4.15%	0.21%	1.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

 Prior to November 15, 2012, the Fund was advised by a different sub-adviser.

5

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2014 (as a percentage of net assets)

United States	42.4%
United Kingdom	12.9%
Japan	8.1%
France	7.0%
Switzerland	5.3%
Canada	4.0%
Netherlands	3.1%
Germany	3.1%
Sweden	2.2%
Italy	2.1%
Countries between 0.5%-2.0%^	6.5%
Assets in Excess of Other Liabilities	3.3%
Net Assets	100.0%
^ Includes 6 countries, which each represents 0.5%-2.0% of net assets.
Portfolio holdings are subject to change daily.

Voya Global Equity Dividend Fund* (“Global Equity Dividend” or the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Bruno Springael and Kris Hermie, Portfolio Managers of ING Investment Management Advisors B.V. — the Sub-Adviser.**

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.60%, compared to the MSCI World IndexSM, which returned 8.67% for the same period.

Portfolio Specifics: Markets rose by close to 9% during the reporting period. The Fund’s global equity dividend strategy participated in this upmarket but lagged the benchmark, mainly due to stock selection within the health care, financials, industrials and energy sectors. Positive factors were the Fund’s overweight allocation to healthcare companies and our stock picking results within the consumer segments of the market. Despite the negative selection effect at the sector level, the biggest contributors to relative performance were mainly the Fund’s healthcare positions. Eli Lily and Company, Amgen Inc. and AbbVie Inc. all gained substantially during the reporting period. Among the biggest detractors were raw material stocks (Freeport-McMoRan, Inc. and ArcelorMittal S.A.) due to ongoing weakness in commodity prices. The mining downturn also impacted the revenues of the Australian testing service provider ALS Ltd., which was the worst detractor in the portfolio.

In the consumer space we added toy manufacturer Mattel, Inc. following a price drop after the company missed its expected second-quarter earnings. In our view, this “miss” was largely driven by shifts of marketing spending and a deliberate inventory cut. We also introduced Altria Group, Inc., the company behind the Marlboro brand. The company is the largest manufacturer of tobacco products in the United States and offers a dividend yield close to 5%.

We introduced Baxter International Inc. to our healthcare exposure. Baxter manufactures products related to hemophilia, immune disorders and infectious diseases. The position was financed by taking profits in cardiovascular device specialist St. Jude Medical, Inc. after the stock made strong gains in 2013 and in our opinion had become fully valued.

In financials we introduced the insurance firm Ageas SA/NV to the portfolio. Besides trading at what we believe to be an attractive multiple (60% book value) and offering a 6% dividend yield, the company offers strong cash-flow generation that we believe will support dividend growth and share buybacks. Litigation risk remains an overhang, but in our view is more than priced in at current levels. We exited Swiss Reinsurance Company Ltd. as property and casualty pricing trends keep deteriorating and reserve releases still run at high levels to sustain results.

Top Ten Holdings as of October 31, 2014 (as a percentage of net assets)

General Electric Co.	2.1%
Royal Dutch Shell PLC	1.9%
Vodafone Group PLC	1.6%
Pfizer, Inc.	1.6%
Cisco Systems, Inc.	1.6%
Citigroup, Inc.	1.6%
Mitsubishi UFJ Financial Group, Inc.	1.6%
Microsoft Corp.	1.6%
Johnson & Johnson	1.6%
Metlife, Inc.	1.5%
Portfolio holdings are subject to change daily.

We exited Deutsche Telekom AG, one of the best performing stocks in the portfolio in 2013. The U.S. issues facing the company are generally solved, but the U.S. market is becoming more competitive. We introduced Telefonica, S.A. as Spanish mobile is stabilizing and we believe the prospects for the firm’s Latin American business are improving.

Current Strategy and Outlook: We retain our preference for cyclical value stocks and avoid the highest dividend paying “bond proxies” and quality growth stocks. The Fund remains underweight the relatively expensive consumer sectors; it continues to have a significant overweight in Europe and an underweight in the U.S. for valuation reasons.

European economic indicators have been declining and especially weak German data have been cause for concern. We believe the deflationary impact of low oil prices, geopolitical risks and IMF downgrades to growth forecasts are other worries. Nonetheless, we remain moderately positive about the prospects for European equities. The main reason, in our opinion, is the potential for earnings recovery from a depressed base. We have already witnessed the start of this recovery, with the majority of European companies beating expectations in the third quarter. We believe economic growth will accelerate as the region benefits from favorable financing conditions, lower oil prices and a weaker euro, which removes one of the biggest headwinds for euro zone equity earnings.

In our view, the unexpected stimulus move from the Bank of Japan and changes to public pension funds’ asset allocations are positive for Japanese equities. On the other hand, we believe the impact of another consumption tax hike in 2015 to shore up public finances is less certain. Meanwhile, Japanese third quarter earnings have been strong in terms of growth and positive surprises.

The U.S. Federal Reserve Board has ended its asset purchases. The guessing game now revolves around the timing of future interest rate hikes, which we believe will ensure periods of market volatility in the short term. The majority of U.S. companies have exceeded earnings expectations for the third quarter of 2014. We are happy to see sales growth as well as earnings growth, as this is important for meeting future expectations.

*	Effective November 21, 2014, Voya Global Opportunities Fund merged into the Fund.

**	Effective May 1, 2014, Kris Hermie was added as a portfolio manager of the Fund. Effective November 1, 2014, Herman Klein was removed as a portfolio manager of the Fund.

 Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class I August 1, 2007	Since Inception of Class O November 15, 2006	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	0.46%	8.64%	4.90%	—	—	—
Class B(2)	0.72%	8.81%	4.73%	—	—	—
Class C(3)	4.78%	9.10%	4.73%	—	—
Class I	6.85%	10.32%	—	2.03%	—	—
Class O	6.54%	9.92%	—	—	2.39%	—
Class W	6.81%	10.19%	—	—	—	3.12%
Excluding Sales Charge:
Class A	6.60%	9.93%	5.53%	—	—	—
Class B	5.72%	9.10%	4.73%	—	—	—
Class C	5.78%	9.10%	4.73%	—	—	—
Class I	6.85%	10.32%	—	2.03%	—	—
Class O	6.54%	9.92%	—	—	2.39%	—
Class W	6.81%	10.19%	—	—	—	3.12%
MSCI World IndexSM	8.67%	11.41%	6.93%	3.49%	4.35%	4.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The

Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

7

Voya Global Natural Resources Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2014 (as a percentage of net assets)

United States	82.7%
Canada	8.0%
United Kingdom	2.4%
France	1.7%
Netherlands	1.6%
Australia	0.9%
Switzerland	0.2%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Global Natural Resources Fund (“Global Natural Resources” or the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by Joseph Bassett, CFA, John Bailey and James Swain, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of  -1.35% compared to the S&P North American Natural Resources Sector Index which returned -0.05% for the same period.

Portfolio Specifics: The Fund’s investment strategy outperformed the index before deducting fees and operating expenses, but underperformed the index net of fees. During the reporting period the Fund experienced mixed results from sector allocation and security selection. Among industrials, our overweight allocation to railroads contributed the most to performance. Also contributing to performance was stock selection within energy; particularly, the oil and gas exploration and production, and the oil and gas equipment and services sub-sectors. Conversely, within the materials sector, an overweight in the diversified metals and mining sub-sector and an underweight in aluminum detracted from performance.

Top Ten Holdings as of October 31, 2014 (as a percentage of net assets)

ExxonMobil Corp.	9.1%
Schlumberger Ltd.	7.3%
Chevron Corp.	6.1%
Occidental Petroleum Corp.	5.5%
EOG Resources, Inc.	4.6%
Anadarko Petroleum Corp.	4.3%
Halliburon Co.	4.3%
Phillips 66	4.0%
Hess Corp.	3.2%
Valero Energy Corp.	3.1%
Portfolio holdings are subject to change daily.

Among the leading individual contributors to performance were overweight positions in Canadian Natural Resources Limited and Union Pacific Corporation. Canadian Natural Resources Limited, an oil and gas exploration and production company, benefited from exposure to improving markets for Canadian oil as well as the acquisition of Devon Canada’s assets, a highly accretive deal. Union Pacific Corporation, a rail transportation company, performed well throughout the year as it met or slightly exceeded earnings expectations for each quarter, showing continual revenue growth and sustainable margins. The company benefited from trends in the economies of the United States and Mexico, e.g., higher auto production rates, growing demand for hydraulic fracturing sand as well as strong crop yields. Furthermore, market-share gains from the service issues of a competitor led to estimate upgrades for 2014, which also helped boost the stock.

Among the most significant individual detractors from performance were an underweight position in Williams Company, Inc. (“Williams”) and an overweight position in Alamos Gold Inc. Shares of Williams, an integrated natural gas company, rose sharply in June following an announcement that the company agreed to acquire GIP’s remaining Access Midstream Partners LP interests for $6 billion in cash, giving Williams sole control over the Partnership. Access Midstream owns over 6,300 miles of pipelines, delivering natural gas across nine states in the United States. Alamos Gold Inc., a metals and mining company with exposure to deteriorating gold prices, came under further pressure after the company reported weaker than expected fourth-quarter production results and lowered guidance.

Current Strategy and Outlook: Crude oil prices have fallen since the second quarter, and as of this writing continue to fall. It appears that OPEC, which supplies about 40% of the world’s oil supply, may not cut back production to reduce the current oil surplus as global growth threatens to slow. While low oil prices hurt the energy industry, they help consumers and manufacturing industries, especially as winter approaches. What’s more, since commodity production is energy intensive, we believe reduced energy costs could lower the prices of natural gas, copper, steel and agricultural products. In our view, lower supply costs could increase profit margins for the industrials and boost discretionary income for consumers, ultimately helping the global economy to re-accelerate. The Fund is broadly diversified across different industries and continues to favor, in our opinion, well-capitalized stocks with potential unrecognized value.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

Portfolio Managers’ Report	Voya Global Natural Resources Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class I August 1, 2007	Since Inception of Class W February 12, 2008

Including Sales Charge:
Class A(1)	-6.99%	3.44%	6.60%	—
Class I	-1.08%	5.06%	—	1.49%	—
Class W	-1.11%	4.92%	—	—	0.54%
Excluding Sales Charge:
Class A	-1.35%	4.68%	7.23%	—	—
Class I	-1.08%	5.06%	—	1.49%	—
Class W	-1.11%	4.92%	—	—	0.54%
S&P North American Natural Resources Sector Index	-0.05%	7.63%	9.12%	2.64%	2.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Natural Resources Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

9

Voya Global Opportunities Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2014 (as a percentage of net assets)
United States	45.4%
United Kingdom	11.1%
Japan	7.7%
Netherlands	4.8%
Switzerland	4.3%
China	3.6%
France	2.9%
Germany	2.9%
Canada	2.6%
Hong Kong	2.4%
Countries between 0.3%-2.0%^	11.4%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

* Includes short-term investments.
^ Includes 12 countries, which each represents
0.3%-2.0% of net assets.

Portfolio holdings are subject to change daily.

Voya Global Opportunities Fund (“Global Opportunities” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Huub van der Riet, Dirk-Jan Verzuu and Alex van der Laan, CFA, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.*

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.71% compared to the MSCI All Country World IndexSM (“MSCI ACWISM”), which returned 7.77% for the same period.

Portfolio Specifics: Fund underperformance was due to security selection in the financials, consumer discretionary and information technology (“IT”) and energy sectors. Sector allocation was positive, especially within the health care and IT sectors, offsetting about half the drag from security selection.

At the thematic level, the underperformance was attributed mainly to our economic growth related “Emerging Market Class Consumer” sub-theme, which suffered from fears of slowing growth in China. Another sub-theme, “Lifestyle, Experiences and Travel,” detracted on worries about gaming revenues in Macau. The best performing investment themes in the portfolio were “Shifts in Demography” and “Digital Revolution.” At the stock level, three of the top five active contributors were healthcare companies and two were information technology companies. The top contributor overall was Shire PLC following a bid from AbbVie, Inc. Although the deal was cancelled following U.S. tax-rule changes, the portfolio benefited, having taken profits on the initial move-up in the share price. The next two contributors were Amgen Inc. and Google Inc. The worst detractor in the portfolio was Standard Chartered PLC after the company issued a profit warning. The next two detractors were industrial company KBR, Inc. and Barrick Gold Corporation.

During the period we introduced South African internet media firm Naspers to the portfolio, adding it to our “Digital Consumer” and “Emerging Middle Class Consumer” sub-themes. Buying Naspers brings indirect exposure to the increasingly influential internet media firms Tencent Holdings Ltd. (China) and Mail.Ru Group (Russia). The company also owns a portfolio of emerging markets ecommerce holdings that we believe may enter into a rapid growth phase as low-end smartphones arrive in Indonesia, India, Brazil and other markets.

We regard Naspers as one of the most structurally attractive major media companies in terms of industry exposure, asset positioning and management quality.

We added Sensata Technologies Holding Inc. (“Sensata”) to our “Environmental Changes” investment theme. Sensata produces sensors aimed at reducing car emissions, and therefore could benefit from economic recovery in Europe and efforts to fight pollution in China. With an eye on changing diets we have added McDonalds Corp. (“McDonalds”) to the portfolio. China is still a small part of its store base but is growing more than 10% per year. In developed markets, the company has undertaken a re-imaging campaign, remodeling interiors and exteriors and using technology to boost productivity. New products are driving traffic in different day-parts. What’s more, we believe McDonalds’ franchise business model helps insulate the company from economic weakness and lessens exposure to rising food costs.

Top Ten Holdings as of October 31, 2014 (as a percentage of net assets)
Citigroup, Inc.	3.5%
Amgen, Inc.	3.0%
Novartis AG	3.0%
Yum! Brands, Inc.	2.9%
Standard Chartered PLC	2.7%
ExxonMobil Corp.	2.2%
HSBC Holdings PLC 2	2.2%
Pfizer, Inc.	2.1%
Telecity Group PLC	2.0%
Apple, Inc.	1.9%

Portfolio holdings are subject to change daily.

During the period we took profits on several Fund positions, many of them from our best performing theme, “Shifts in Demography.” We also took profits in Concur Technologies (“Concur”) and Unicharm Corporation (“Unicharm”), two positions which we bought and sold during the period. Concur is a leading “software as a service” (SaaS) provider for expense reporting and travel booking. The firm agreed to be acquired by the German business software company SAP SE. Japanese firm Unicharm manufactures and sells feminine care products and disposable diapers and targets the growing middle class in emerging countries.

Current Strategy and Outlook: We believe monetary actions of the central banks are still an important driver for equities in the short term. The United States has stopped quantitative easing for now, Japan has increased its quantitative easing program, and Europe still may start in a meaningful way. In our opinion, longer-term structural trends are the most important factors that will determine the success of companies going forward. We consider it a positive development that in both India and Indonesia — where politics heretofore have been a barrier to economic restructuring—pro-business parties have won elections and are able to push through reforms to support economic growth. In China economic reform is going hand in hand with a serious clamp-down on corruption. Although the clamp-down is hurting some sectors of economic activity in the short term, we believe it may strengthen the Chinese economy over the long term. China, India and Indonesia represent almost 50% of the total world population and are thus key constituencies for a number of consumer related themes in our portfolio.

*	On May 22, 2014, the Fund’s Board of Trustees approved a proposal to reorganize the Fund with and into Voya Global Equity Dividend Fund. From the close of business on October 27, 2014 through the close of business on November 20, 2014, the Fund was in a transition period in preparation for the reorganization. Effective November 21, 2014, the Fund merged into Voya Global Equity Dividend Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

Portfolio Managers’ Report	Voya Global Opportunities Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	-1.29%	5.34%	4.70%	—
Class B(2)	-1.01%	5.48%	4.54%	—
Class C(3)	2.92%	5.81%	4.54%	—
Class I	5.11%	7.02%	5.71%	—
Class W	5.03%	6.85%	—	-0.12%
Excluding Sales Charge:
Class A	4.71%	6.59%	5.32%	—
Class B	3.99%	5.80%	4.54%	—
Class C	3.92%	5.81%	4.54%	—
Class I	5.11%	7.02%	5.71%	—
Class W	5.03%	6.85%	—	-0.12%
MSCI ACWISM	7.77%	10.57%	7.09%	4.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Opportunities Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

11

Voya International Core Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2014 (as a percentage of net assets)
Japan	20.2%
United Kingdom	12.7%
Switzerland	10.4%
France	10.0%
Italy	6.2%
Canada	5.8%
Netherlands	4.3%
China	4.1%
United States	3.8%
Sweden	2.6%
Countries between 0.1%-2.4%^	15.8%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%

* Includes short-term investments.
^ Includes 16 countries, which each represents
0.1%-2.4% of net assets.

Portfolio holdings are subject to change daily.

Voya International Core Fund (“International Core” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Nicolas M. Choumenkovitch and Tara Connolly Stilwell, CFA, Portfolio Managers, of Wellington Management Company, LLP (“Wellington”) — the Sub-Adviser.

Performance: For the year ended October 31, 2014, the Fund’s Class I shares, provided a total return of 1.68% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned -0.60% and 0.06%, respectively, for the same period.

Portfolio Specifics: Global equities rose during the period, notwithstanding bouts of significant volatility. Despite ongoing geopolitical tensions in Ukraine and the Middle East, concerns about a Chinese growth slowdown, and unsettling economic and political developments in several other emerging market countries, the five-year-old bull market marched on in the first half of 2014. Robust merger and acquisition activity, along with continued accommodative monetary policy from central banks around the globe, aided positive investor sentiment in May and June. However, Portuguese banking woes, European economic malaise, and the prospect of an accelerated US Federal Reserve Board interest-rate-hike timeline, all conspired to stall the global stock rally near the tail end of the period. In addition, China’s property slump and poor GDP readings in Japan and the eurozone raised the specter of a slowdown in global economic growth. Nevertheless, there were several positive developments, including monetary easing by the European Central Bank and the People’s Bank of China, as well as an encouraging US corporate earnings season. Despite these positives, many market participants found ample reason to reassess their risk appetites, given the strong performance in recent years. During the period, emerging market equities underperformed their developed market counterparts and US stocks generally outperformed non-US stocks.

The Fund outperformed the MSCI ACWI ex-USSM, driven by positive stock selection and sector allocation decisions. Positive relative performance was driven by favorable stock selection in the information technology, health care, and consumer discretionary sectors. This was partially offset by weak relative selection in the financials and industrials sectors. Sector allocation decisions, a result of the bottom up stock selection process, benefited most from an overweight to health care. Underweight allocations to financials and telecommunication services detracted from relative results.

Top Ten Holdings as of October 31, 2014* (as a percentage of net assets)
AstraZeneca PLC	3.5%
Novartis AG	3.4%
Anheuser-Busch InBev Worldwide, Inc.	3.0%
Air Liquide	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2%
Roche Holding AG - Genusschein	2.2%
Unibail-Rodamco SE	2.1%
TransCanada Corp.	1.9%
CRH PLC - London	1.8%
UBS AG - Reg	1.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

From a regional perspective, the Fund benefited most from an underweight to and stock selection within emerging markets. An overweight to Europe ex-UK and stock selection within North America also contributed to relative performance. Partially offsetting positive relative results were the Fund’s underweight to Pacific Developed ex-Japan, an overweight to Japan, and an underweight to and stock selection within the UK.

Top contributors to relative performance included UK-based global pharmaceutical company AstraZeneca, Netherlands-based semiconductor company NXP Semiconductors, and Canada’s leading quick service restaurant Tim Hortons. Top detractors from relative performance included France-based distributor of electric supplies Rexel, German-based aviation company Deutsche Lufthansa, and UK-based natural gas-focused oil and gas exploration company BG Group.

Current Strategy and Outlook: We look for opportunities in regions and sectors that are undervalued. For companies whose returns have improved and are now reflected in their stock prices, we look for incremental improvements in returns among those companies that benefit from cyclical tailwinds or can sustain strong returns for longer than generally expected. We continue to strive to maintain a good balance in the Fund of companies with improving returns and companies with sustainable returns to help mitigate the impact of shifts in economic and/or industry cycles.

At the end of the period, the Fund was overweight the health care, information technology, and industrials sectors and underweight financials, consumer staples, and materials. Regionally the Fund ended the period overweight Developed Europe ex-UK and Japan and underweight Pacific ex-Japan and Emerging Markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

Portfolio Managers’ Report	Voya International Core Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	Since Inception of Class I February 8, 2011	Since Inception of Class W August 7, 2012
Class I	1.68%	3.95%	—
Class W	1.77%	—	10.92%
MSCI EAFE® Index	-0.60%	4.21%	12.85%
MSCI ACWI ex-USSM	0.06%	2.87%	10.51%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya International Core Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

Effective close of business on November 22, 2013, one of the two sub-advisers was removed from the Fund.

13

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2014 (as a percentage of net assets)
China	20.1%
South Korea	19.7%
Brazil	12.1%
Taiwan	8.4%
Russia	7.3%
India	7.0%
South Africa	5.9%
Mexico	4.9%
Turkey	3.0%
Thailand	2.0%
Countries between 0.1%-1.4%^	7.7%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

* Includes short-term investments.
^ Includes 14 countries, which each represents 0.1%-1.4% of net assets.

Portfolio holdings are subject to change daily.

Voya Multi-Manager Emerging Markets Equity Fund (“Emerging Markets Equity” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — J.P. Morgan Investment Management Inc. (“JPMorgan”) and Delaware Investment Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: George Iwanicki Jr. and Anuj Arora of the Sleeve that is managed by JPMorgan, and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.

Performance: For the year ended October 31, 2014, the Fund’s Class I shares, provided a total return of -0.64%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 0.64% for the same period.

Portfolio Specifics: JPMorgan Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 325 bps (3.25%) for the year ended October 31, 2014. Underperformance was driven by both country allocation and stock selection. Our investment process combines value and momentum measures to find the most compelling value opportunities, while avoiding value traps. During periods of unusually low valuations, the value characteristics tend to dominate, leading us to non-consensus overweights when the news flow is often at its most negative. This has coincided with a period of historic lows for the overlap between value and momentum. Our experience has demonstrated, however, that such contrarian exposures tend to pay off over time, as ‘worst-case’ scenarios are over-discounted.

From a country perspective, an overweight allocation in Russia was the most significant detractor over the past year. The Russian market has been beset by important developments weighing heavily on sentiment: the conflict in Ukraine, and the U.S. and E.U. sanctions that followed; significant ruble depreciation versus the U.S. dollar; and a dramatic decline in oil prices. We are maintaining a slight overweight in the country, given its extremely low valuations relative to the rest of emerging markets and its own history, and have diversified our exposure to reduce the impact of sanctions and oil price weakness.

The largest contributor to Fund performance over the past year was our exposure in India, from both a stock selection and allocation perspective. The Indian market rallied sharply over the past year due to reform hopes following the election of the market-friendly Bharatiya Janata party, as well as due to a cyclical upswing in the economy.

Top Ten Holdings as of October 31, 2014 (as a percentage of net assets)
Baidu.com ADR	3.0%
Samsung Electronics Co., Ltd.	2.4%
Samsung Electronics Co., Ltd. GDR	2.3%
China Mobile Ltd.	2.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.9%
Itau Unibanco Holding SA ADR	1.8%
Grupo Televisa SAB ADR	1.5%
Lukoil OAO ADR	1.5%
SK Telecom Co., Ltd. ADR	1.4%
China Construction Bank	1.4%

Portfolio holdings are subject to change daily.

Delaware Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 58 bps (0.58%) for the year ended October 31, 2014. Among countries, the largest contributors to performance were Korea, Israel and the United States. In Israel, shares of Teva Pharmaceutical rose as the company received approval to market a higher-dosage version of its Copaxone drug. In Korea, shares of KCC Corporation (“KCC”) rose due to evidence of recovery in the Korean housing market, which is benefiting KCC’s building materials and paints businesses. In the U.S., Yahoo! Inc. (“Yahoo”) outperformed on rising valuation expectations for the Alibaba Group, in which Yahoo holds a significant stake.

In contrast, Russia, India, and South Africa detracted the most from performance. Russian stocks in our portfolio declined due to escalating geopolitical tensions along the Ukrainian border and sanctions imposed by the US and EU. The broad-based market sell-off particularly affected our holdings in Sberbank, Rosneft and Lukoil. In India, sector positioning was unfavorable, particularly our underweights in the industrials, financials, and healthcare sectors. In South Africa, our underweight stance relative to the index was unfavorable in terms of asset allocation while stock selection was also negative. In particular, our underweight position in Naspers detracted from relative performance. Shares rose in tandem with Tencent Holdings Limited (“Tencent”), in which Naspers holds a large stake.

Among sectors, consumer discretionary and industrials contributed the most to performance due to favorable stock selection. In contrast, information technology detracted the most from performance, particularly internet companies Sina Corp (“Sina”) and Sohu.com (“Sohu”), as well as our underweight position in Tencent. Sina has faced some regulatory challenges regarding content on its video site, while Sohu’s gaming business has slowed down as key games have reached maturity.

Current Strategy & Outlook: JPMorgan Sleeve — One market’s tailwind is another market’s headwind, and the dollar’s strength has given global investors an added reason to be cautious about emerging markets. As we have argued for several quarters, we do not expect emerging markets to re-rate meaningfully or generate sustained outperformance until there is a more durable turn in fundamentals, in our opinion. However, we believe that a convergence of emerging market earnings with the positive global trend, leads us to the view that investors might wish to take advantage of relatively attractive valuations by adding to emerging market equities on pullbacks, such as the one just witnessed, below 1.5 times book value. We believe patient investors exercising this discipline will be rewarded in the medium term.

Delaware Sleeve — We believe that emerging market equities could continue to be volatile. We expect economic data in China to remain lackluster as the country’s priorities shift away from investment-led growth, and we likely may see further evidence of stress in the financial sector. Fundamentally, despite a mixed economic environment, we believe that structural and profitable growth opportunities remain intact as changes in demographics, technology, and policy reform unfold. We continue to invest based on our bottom-up stock selection process with a long-term time horizon. We focus on identifying sustainable franchises that we believe trade at significant discounts to their intrinsic value.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

14

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	Since Inception of Classes A, C, I, R & W October 11, 2011	Since Inception of Class B July 20, 2012
Including Sales Charge:
Class A(1)	-6.71%	4.10%	—
Class B(2)	-6.71%	—	5.29%
Class C(3)	-2.75%	5.34%	—
Class I	-0.64%	6.50%	—
Class R	-1.25%	5.90%	—
Class W	-0.76%	6.41%	—
Excluding Sales Charge:
Class A	-1.00%	6.14%	—
Class B	-1.80%	—	6.51%
Class C	-1.77%	5.34%	—
Class I	-0.64%	6.50%	—
Class R	-1.25%	5.90%	—
Class W	-0.76%	6.41%	—
MSCI EM IndexSM	0.64%	6.31%	6.14%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5.00% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

15

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2014 (as a percentage of net assets)
Japan	19.0%
United Kingdom	19.0%
Switzerland	8.1%
France	7.9%
Sweden	4.8%
Australia	4.0%
Netherlands	3.5%
Germany	3.1%
China	2.7%
Italy	2.7%
Countries between 0.0%-2.6%^	23.0%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

* Includes short-term investments.
^ Includes 30 countries, which each represents
0.0%-2.6% of net assets.

Portfolio holdings are subject to change daily.

Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity” or the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), J.P. Morgan Investment Management Inc. (“JPMorgan”), and T. Rowe Price Associates, Inc. (“TRPA”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Joe Faraday, CFA, and Paul Faulkner, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Gerd Woort-Menker, CFA, Portfolio Manager of the Sleeve that is managed by JPMorgan; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard and Robert W. Smith, Chairman and Portfolio Manager of the Sleeve that is managed by TRPA.*

Performance: For the year ended October 31, 2014, the Fund’s Class I shares, provided a total return of -0.61% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned -0.60% and 0.06%, respectively, for the same period.

Portfolio Specifics: JPMorgan Sleeve — The Sleeve underperformed the MSCI EAFE® Index by approximately 418 basis points (4.18%) for the year ended October 31, 2014. Stock selection in banks and telecommunication services detracted, while stock selection in industrial cyclical and an underweight in retail contributed. Regionally, stock selection in Continental Europe and Japan had a negative impact, while stock selection in the U.K. was the only positive contributor.

At the individual stock level, First Quantum Minerals Ltd. (“First Quantum”), the Canadian-based mining and metals company, detracted. First Quantum operates mines in Zambia, Mauritania, Finland, Spain, Turkey and Australia. The stock was initially down when the company reported third-quarter results slightly below expectations and the Zambian government announced a tax regime change. The new tax regime will take tax up the revenue line; there will be no tax offset for investment. However, the new structure could be advantageous to First Quantum if it becomes more profitable, which is likely, in our opinion, if there is an increase in the copper price. We believe the stock is attractively valued and we remain confident in the future of the company as its projects are on track, capital expenditures have the potential to come down significantly and the new tax structure may be beneficial.

Top Ten Holdings as of October 31, 2014 (as a percentage of net assets)
Royal Dutch Shell PLC - Class A	1.9%
Roche Holding AG - Genusschein	1.8%
Nestle S.A.	1.7%
Bayer AG	1.6%
BG Group PLC	1.4%
Novartis AG	1.3%
Svenska Handelsbanken AB	1.1%
Prudential PLC	1.1%
BNP Paribas	1.1%
HSBC Holdings PLC	1.0%

Portfolio holdings are subject to change daily.

On the upside, Prudential Plc, the U.K. insurance company, contributed to relative performance. The company has continued to outshine many of its peers. Despite various headwinds (strong pound sterling, difficult economic and political conditions in Asia and unexpected changes in U.K. regulations), the company has continued to deliver solid earnings, boosted by strong results from its U.S. unit, Jackson National Life, continued growth in Asia and by a series of bulk annuity deals.

Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® Index by approximately 38 basis points (0.38%) for the year ended October 31, 2014. The top contributor to performance was Shimano, Inc. (“Shimano”). The Japanese-based bicycle parts manufacturer reported strong results during the year which came in ahead of consensus. Shimano’s margins were strong in both its cycling and fishing segments. The company also benefited from a weaker yen as it had a higher proportion of its costs than its revenues in Japan.

Mahindra & Mahindra Limited (“Mahindra”), India’s leading manufacturer of utility vehicles and tractors, launched a new tractor platform which allowed the company to introduce new models to market. The company benefited from increased sales volumes and doubled its market share in Korea. Accordingly, Mahindra was among the top contributors to performance.

Stock selection was strong in the industrials sector but detracted in the health care and energy sectors. Sector allocation effects are best viewed as an output of bottom-up stock selection decisions.

The notable detractor over the period was ASOS.com (“ASOS”). After quite a few years of good operating performance, the online fashion apparel retailer ASOS had a difficult 2014. Management reacted to some unfavourable currency headwinds earlier in the year by adjusting some elements of its product pricing, but it recently announced further investment in price competitiveness and distribution infrastructure that has depressed near term profitability. Atlhough this was taken badly by the market, we do think it is a sensible investment which will drive future revenue and profit growth for many years. It is hopefully a small step backwards which will allow for many steps forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

16

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

TRPA Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 350 basis points (3.50%). At the sector level, stock selection in the information technology sector contributed the most to relative performance. We have high conviction in the information technology sector. Our overweight holdings in Baidu, NXP Semiconductors, Avago Technologies, and Alibaba Group Holding added the most value as greater connectivity, mobility, and use of cloud computing has become powerful long-term trends. Consumer discretionary names also aided relative returns. Shares of European cable company Altice rose during the period, after the firm won a bid for mobile phone business SFR, which we anticipate will be transformational for the company. Conversely, stock selection in the industrials and business services sector detracted the most from relative value, most notably our position in Experian, the leading global provider of credit information. Shares tumbled after the firm experienced several periods of disappointing results, which we believe were driven by temporary factors.

At the regional level, holdings in Pacific ex-Japan contributed the most to relative performance. Conversely, names in developed Europe proved detrimental.

As of October 31, 2014, the Sleeve held currency forwards which generated a net derivative exposure equivalent to approximately 0.25% of net assets. Currency forwards decreased portfolio currency exposure. The Sleeve held equity rights at various points during the past 12 months, increasing exposure. The estimated return impact from employing currency forwards was 23 basis points (0.23%) and a negligible return impact from rights for the time period October 31, 2013 through October 31, 2014.

Lazard Sleeve — The Sleeve outperformed the MSCI EAFE® Index by approximately 222 basis points (2.22%) for the year ended October 31, 2014, driven by stock selection. In the consumer discretionary sector, Brazilian private education provider Estacio performed well on results that highlighted strong enrollment. British-headquartered jeweler Signet rose on strong results and the market reacting favorably to its acquisition of Zales. France’s auto-parts manufacturer Valeo performed well on increased demand in China and North America. Shares of British firm International Consolidated Airlines rose on increased trans-Atlantic traffic. Within consumer staples, shares of Belgian brewer Anheuser-Busch InBev rose on sales growth that exceeded expectations, particularly in Brazil ahead of the World Cup.

In contrast, low exposure to and stock selection in the information technology sector detracted from relative returns as shares of Japanese LCD manufacturer Japan Display declined on weaker-than-expected demand. Shares of South Korean electronics conglomerate Samsung declined as increased competition and lower market share in their mobile phone segment led to lower profits. Shares of Sumitomo Mitsui Financial Group declined as Japanese banks experienced margin pressure on loans amid low interest rates. Elsewhere, shares of Greek bank Piraeus declined on initial perceptions that the bank had failed the European Central Bank’s “stress test”. In actuality, we believe the bank is already on solid footing, having taken steps to strengthen their balance sheet earlier this year. Shares of Canadian wireless and television provider Rogers declined on earnings that highlighted weaker-than-expected subscriber growth.

Current Strategy and Outlook: JPMorgan Sleeve — Overall global economic growth is proceeding as much as we anticipated. We are, however, seeing significant dispersions developing among the various regions. We believe the U.S. and U.K. are much further along in the economic cycle, while conditions in Continental Europe and Japan remain fragile. In our view,this has created an environment of lower stock correlations and stark valuation differences, which tends to favor active management.

The Sleeve remains broadly diversified as we continue to focus on utilizing our research capabilities to identify the most attractive ‘value’ names within each sector. Our largest relative underweight is in consumer non-durables.

Baillie Gifford Sleeve — We believe we can best add value to the Sleeve by selecting stocks to hold for the long-term. We are therefore uneasy about making short-term predictions on macroeconomics or stock markets. Nevertheless, we remain optimistic that we are, in our opinion, selecting stocks in a positive environment for long-term growth investors despite jitters over geopolitical events and some economies. We believe the Sleeve holds some growth businesses with enduring competitive advantages, that may thrive in five or ten years. After a rather quiet and unrewarding period for international equity markets, we are excited by the plethora of, in our opinion, attractive opportunities available to us.

TRPA Sleeve — Growth expectations across most of the international developed world have fallen as the economic recovery has been more muted than expected and the low interest environment of the last several years looks set to continue for the near future. We believe stock prices and valuations do not yet fully discount this bumpier path toward recovery; therefore, we are finding fewer opportunities to buy exceptional growth at a reasonable price. The recent pullback in Europe provided opportunities to add to select positions. Japan has been marginally disappointing but we remain constructive on the individual companies we own there. Finally, we remain cautiously optimistic on emerging markets, but are cognizant that the election euphoria of early 2014 has faded.

Lazard Sleeve — We believe corporate profitability and balance sheets are still in extremely good shape, and if this profitability can be sustained in an environment of gently improving, developed-market growth, then equities may still offer attractive valuations compared to the low returns available in other asset markets. In many cases share prices today appear, in our opinion, dependent on a continuation of these very low interest rates, which presents some dangers, though recent falls in more-cyclical areas may present opportunities.

The portfolio teams continue to focus on stock selection, seeking to find stocks with sustainably high or improving returns trading at attractive valuations, and believe that the strong track record of the Sleeve will continue in a variety of market conditions.

*	Effective November 30, 2014, Paul Faulkner was removed as a portfolio manager of the Fund. Effective December 1, 2014, Tom Walsh, Moritz Sitte and Sophie Earnshaw were added as portfolio managers to the Fund.

17

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	Since Inception of Class I January 6, 2011
Class I	-0.61%	5.50%
MSCI EAFE® Index	-0.60%	5.73%
MSCI ACWI ex-USSM	0.06%	3.86%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

Effective July 1, 2013, two new sub-advisers were added to the Fund.

18

Shareholder Expense Examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2014*	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2014*
Voya Emerging Markets Equity Dividend Fund
Class A	$1,000.00	$1,014.90	1.70%	$8.63	$1,000.00	$1,016.64	1.70%	$8.64
Class B	1,000.00	1,011.30	2.45	12.42	1,000.00	1,012.85	2.45	12.43
Class C	1,000.00	1,011.40	2.45	12.42	1,000.00	1,012.85	2.45	12.43
Class I	1,000.00	1,016.30	1.45	7.37	1,000.00	1,017.90	1.45	7.37
Class O	1,000.00	1,015.00	1.70	8.63	1,000.00	1,016.64	1.70	8.64
Class W	1,000.00	1,016.30	1.45	7.37	1,000.00	1,017.90	1.45	7.37
Voya Global Equity Dividend Fund
Class A	$1,000.00	$997.40	1.27%	$6.39	$1,000.00	$1,018.80	1.27%	$6.46
Class B	1,000.00	993.40	2.02	10.15	1,000.00	1,015.02	2.02	10.26
Class C	1,000.00	993.60	2.02	10.15	1,000.00	1,015.02	2.02	10.26
Class I	1,000.00	998.80	1.00	5.04	1,000.00	1,020.16	1.00	5.09
Class O	1,000.00	997.50	1.27	6.39	1,000.00	1,018.80	1.27	6.46
Class W	1,000.00	998.20	1.02	5.14	1,000.00	1,020.16	1.02	5.19

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

19

Shareholder Expense Examples (Unaudited)  (Continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2014*	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2014*
Voya Global Natural Resources Fund
Class A	$1,000.00	$897.60	1.51%	$7.22	$1,000.00	$1,017.59	1.51%	$7.68
Class I	1,000.00	899.00	1.21	5.79	1,000.00	1,019.11	1.21	6.16
Class W	1,000.00	898.90	1.26	6.03	1,000.00	1,018.85	1.26	6.41
Voya Global Opportunities Fund
Class A	$1,000.00	$1,001.70	1.40%	$7.06	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	998.10	2.15	10.83	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	998.10	2.15	10.83	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	1,003.40	1.05	5.30	1,000.00	1,019.91	1.05	5.35
Class W	1,000.00	1,003.20	1.15	5.81	1,000.00	1,019.41	1.15	5.85
Voya International Core Fund
Class I	$1,000.00	$976.00	0.95%	$4.73	$1,000.00	$1,020.42	0.95%	$4.84
Class W	1,000.00	976.00	0.95	4.73	1,000.00	1,020.42	0.95	4.84
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$1,036.80	1.60%	$8.21	$1,000.00	$1,017.14	1.60%	$8.13
Class B	1,000.00	1,032.50	2.35	12.04	1,000.00	1,013.36	2.35	11.93
Class C	1,000.00	1,032.50	2.35	12.04	1,000.00	1,013.36	2.35	11.93
Class I	1,000.00	1,038.50	1.25	6.42	1,000.00	1,018.90	1.25	6.36
Class R	1,000.00	1,035.20	1.85	9.49	1,000.00	1,015.88	1.85	9.40
Class W	1,000.00	1,037.60	1.35	6.93	1,000.00	1,018.40	1.35	6.87
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$962.90	0.97%	$4.80	$1,000.00	$1,020.32	0.97%	$4.94

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, Voya Global Natural Resources Fund, Voya Global Opportunities Fund, Voya International Core Fund, Voya Multi-Manager Emerging Markets Equity Fund, and Voya Multi-Manager International Equity Fund, each a series of Voya Mutual Funds, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 26, 2014

21

Statement of Assets and Liabilities as of October 31, 2014

	Voya Emerging Markets Equity Dividend Fund	Voya Global Equity Dividend Fund	Voya Global Natural Resources Fund	Voya Global Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$19,352,177	$69,911,040	$77,447,730	$34,571,998
Short-term investments at fair value**	—	248,354	2,240,690	353,612
Total investments at fair value	$19,352,177	$70,159,394	$79,688,420	$34,925,610
Cash	229,325	1,994,987	—	424,432
Foreign currencies at value***	39,713	23	27,861	—
Receivables:
Investment securities sold	11,691	278,938	—	3,011
Fund shares sold	567	98,840	48,368	90
Dividends	17,735	136,525	62,350	53,412
Foreign tax reclaims	2,031	98,196	2,772	76,735
Prepaid expenses	17,660	28,634	13,754	—
Reimbursement due from manager	12,201	18,530	7,341	—
Other assets	776	3,375	2,267	5,767
Total assets	19,683,876	72,817,442	79,853,133	35,489,057
LIABILITIES:
Payable for investment securities purchased	—	81,716	175,401	—
Payable for fund shares redeemed	3,311	30,204	54,200	22,781
Payable upon receipt of securities loaned	—	—	—	353,612
Payable for pre-funded securities lending collateral	—	248,354	—	—
Payable for investment management fees	16,464	41,825	61,635	41,173
Payable for administrative fees	1,646	5,975	6,802	2,912
Payable for distribution and shareholder service fees	5,663	25,685	15,630	16,082
Payable to custodian due to bank overdraft	—	—	5,243	—
Payable to trustees under the deferred compensation plan (Note 6)	776	3,375	2,267	5,767
Payable for trustee fees	107	374	450	195
Payable for proxy and solicitation costs (Note 6)	—	—	—	80,572
Payable for Indian capital gains tax	34,818	—	—	—
Other accrued expenses and liabilities	52,477	69,275	83,892	100,231
Total liabilities	115,262	506,783	405,520	623,325
NET ASSETS	$19,568,614	$72,310,659	$79,447,613	$34,865,732
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$19,215,909	$136,580,093	$79,328,807	$132,189,189
Undistributed net investment income	390,071	5,938	176,553	45,131
Accumulated net realized loss	(43,993)	(69,998,217)	(11,224,076)	(101,700,551)
Net unrealized appreciation	6,627	5,722,845	11,166,329	4,331,963
NET ASSETS	$19,568,614	$72,310,659	$79,447,613	$34,865,732

+ Including securities loaned at value	$—	$—	$—	$340,825
* Cost of investments in securities	$19,344,332	$64,180,119	$66,281,152	$30,234,426
** Cost of short-term investments	$—	$248,354	$2,240,690	$353,612
*** Cost of foreign currencies	$40,169	$23	$28,005	$—

See Accompanying Notes to Financial Statements

22

Statement of Assets and Liabilities as of October 31, 2014 (Continued)

	Voya Emerging Markets Equity Dividend Fund	Voya Global Equity Dividend Fund	Voya Global Natural Resources Fund	Voya Global Opportunities Fund
Class A
Net assets	$11,403,790	$29,971,011	$73,469,338	$17,281,462
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	834,945	2,235,289	7,551,177	1,005,756
Net asset value and redemption price per share†	$13.66	$13.41	$9.73	$17.18
Maximum offering price per share (5.75%)(1)	$14.49	$14.23	$10.32	$18.23
Class B
Net assets	$660,777	$1,648,147	n/a	$964,660
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$—	$—	n/a	$—
Shares outstanding	49,326	123,147	n/a	59,693
Net asset value and redemption price per share†	$13.40	$13.38	n/a	$16.16

Class C
Net assets	$2,282,427	$18,078,887	n/a	$13,900,118
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$—	$—	n/a	$—
Shares outstanding	170,971	1,357,265	n/a	860,307
Net asset value and redemption price per share†	$13.35	$13.32	n/a	$16.16
Class I
Net assets	$1,539,751	$5,994,061	$4,832,314	$2,637,628
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	112,076	446,362	493,531	149,176
Net asset value and redemption price per share	$13.74	$13.43	$9.79	$17.68
Class O
Net assets	$3,657,644	$15,343,073	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	270,654	1,146,783	n/a	n/a
Net asset value and redemption price per share	$13.51	$13.38	n/a	n/a
Class W
Net assets	$24,225	$1,275,480	$1,145,961	$81,864
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,771	86,178	92,698	4,324
Net asset value and redemption price per share	$13.68	$14.80	$12.36	$18.93

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

23

Statements of Assets and Liabilities as of October 31, 2014

	Voya International Core Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund
ASSETS:
Investments in securities at fair value+*	$279,737,859	$239,135,978	$474,953,101
Short-term investments at fair value**	11,928,565	6,037,179	10,015,366
Total investments at fair value	$291,666,424	$245,173,157	$484,968,467
Cash	—	3,926,176	5,275,481
Cash collateral for futures	—	—	107,000
Foreign currencies at value***	50	1,012,333	327,164
Receivables:
Investment securities sold	1,175,535	108,482	472,250
Fund shares sold	244,223	207,956	245,271
Dividends	321,252	157,087	636,250
Foreign tax reclaims	800,290	—	615,940
Unrealized appreciation on forward foreign currency contracts	—	—	599,192
Prepaid expenses	16,369	38,324	674
Reimbursement due from manager	—	27,708	39,869
Other assets	2,549	4,102	1,945
Total assets	294,226,692	250,655,325	493,289,503
LIABILITIES:
Payable for investment securities purchased	1,398,695	27,464	1,049,046
Payable for fund shares redeemed	706,777	399,283	860,069
Payable upon receipt of securities loaned	—	6,037,179	5,424,177
Unrealized depreciation on forward foreign currency contracts	—	—	132,746
Payable for investment management fees	194,663	200,970	297,197
Payable for administrative fees	23,874	20,097	39,626
Payable for distribution and shareholder service fees	—	13,412	—
Payable to trustees under the deferred compensation plan (Note 6)	2,549	4,102	1,945
Payable for trustee fees	1,448	1,236	2,259
Other accrued expenses and liabilities	273,373	343,117	252,049
Total liabilities	2,601,379	7,046,860	8,059,114
NET ASSETS	$291,625,313	$243,608,465	$485,230,389
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$241,861,830	$289,596,591	$437,585,586
Undistributed net investment income	2,474,559	3,245,621	10,149,678
Accumulated net realized gain (loss)	36,624,149	(60,853,935)	15,771,762
Net unrealized appreciation	10,664,775	11,620,188	21,723,363
NET ASSETS	$291,625,313	$243,608,465	$485,230,389

+ Including securities loaned at value	$—	$5,844,877	$5,160,102
* Cost of investments in securities	$269,014,630	$227,515,723	$453,613,070
** Cost of short-term investments	$11,928,565	$6,037,179	$10,015,366
*** Cost of foreign currencies	$50	$1,010,399	$330,197

See Accompanying Notes to Financial Statements

24

Statements of Assets and Liabilities as of October 31, 2014 (Continued)

	Voya International Core Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund
Class A
Net assets	n/a	$35,004,229	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	3,030,967	n/a
Net asset value and redemption price per share†	n/a	$11.55	n/a
Maximum offering price per share (5.75%)(1)	—	$12.25	—
Class B
Net assets	n/a	$496,691	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	43,411	n/a
Net asset value and redemption price per share†	n/a	$11.44	n/a
Class C
Net assets	n/a	$6,883,715	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	601,719	n/a
Net asset value and redemption price per share†	n/a	$11.44	n/a
Class I
Net assets	$261,963,191	$169,634,821	$485,230,389
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	23,815,995	14,615,829	41,572,775
Net asset value and redemption price per share	$11.00	$11.61	$11.67
Class R
Net assets	n/a	$28,621	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	2,493	n/a
Net asset value and redemption price per share	n/a	$11.48	n/a
Class W
Net assets	$29,662,122	$31,560,388	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	2,697,038	2,724,759	n/a
Net asset value and redemption price per share	$11.00	$11.58	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS for the year ended October 31, 2014

	Voya Emerging Markets Equity Dividend Fund	Voya Global Equity Dividend Fund	Voya Global Natural Resources Fund	Voya Global Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$779,769	$2,994,502	$1,592,772	$753,449
Securities lending income, net	—	723	—	2,923
Total investment income	779,769	2,995,225	1,592,772	756,372

EXPENSES:
Investment management fees	214,111	523,721	799,418	351,133
Distribution and shareholder service fees:
Class A	32,855	80,519	209,011	49,446
Class B	8,328	21,112	—	13,106
Class C	24,282	190,422	—	154,972
Class O	9,537	38,882	—	—
Transfer agent fees:
Class A	28,005	48,812	165,267	41,407
Class B	1,775	3,094	—	2,742
Class C	5,187	28,767	—	32,414
Class I	1,296	2,398	4,376	3,856
Class O	8,157	23,720	—	—
Class W	78	2,002	3,202	127
Administrative service fees	21,411	74,817	89,921	39,014
Shareholder reporting expense	12,080	16,344	11,985	9,955
Registration fees	73,491	71,428	46,509	60,791
Professional fees	18,461	30,548	29,062	15,368
Custody and accounting expense	90,065	67,211	21,966	74,190
Trustee fees	642	2,245	2,698	1,169
Proxy and solicitation costs (Note 6)	—	—	—	106,000
Miscellaneous expense	6,383	5,636	5,194	1,869
Interest expense	—	—	21	—
Total expenses	556,144	1,231,678	1,388,630	957,559
Net waived and reimbursed fees	(170,404)	(141,666)	(49,351)	(294,178)
Net expenses	385,740	1,090,012	1,339,279	663,381
Net investment income	394,029	1,905,213	253,493	92,991
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	249,296	7,632,939	5,491,231	4,202,402
Foreign currency related transactions	(16,234)	(9,654)	(2,155)	4,316
Net realized gain	233,062	7,623,285	5,489,076	4,206,718
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(761,469)	(4,874,645)	(6,667,785)	(2,490,526)
Foreign currency related transactions	(2,764)	(9,561)	(289)	(6,773)
Net change in unrealized appreciation (depreciation)	(764,233)	(4,884,206)	(6,668,074)	(2,497,299)
Net realized and unrealized gain (loss)	(531,171)	2,739,079	(1,178,998)	1,709,419
Increase (decrease) in net assets resulting from operations	$(137,142)	$4,644,292	$(925,505)	$1,802,410

* Foreign taxes withheld	$82,240	$142,840	$41,930	$50,062
^ Foreign taxes on sale of Indian investments	$27,651	$—	$—	$12,859
# Foreign taxes accrued on Indian investments	$34,818	$—	$—	$—

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS for the year ended October 31, 2014

	Voya International Core Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,648,130	$6,088,057	$14,039,415
Interest	20	82	15,171
Securities lending income, net	—	99,394	186,851
Total investment income	5,648,150	6,187,533	14,241,437
EXPENSES:
Investment management fees	2,171,723	2,471,570	3,387,757
Distribution and shareholder service fees:
Class A	—	95,075	—
Class B	—	6,638	—
Class C	—	72,830	—
Class R	—	135	—
Transfer agent fees:
Class A	—	109,045	—
Class B	—	1,854	—
Class C	—	20,878	—
Class I	3,160	10,617	1,602
Class R	—	79	—
Class W	260	70,003	—
Administrative service fees	289,561	247,154	451,697
Shareholder reporting expense	12,302	20,079	5,595
Registration fees	40,906	79,215	1,206
Professional fees	91,486	63,457	117,895
Custody and accounting expense	379,934	291,694	462,630
Trustee fees	8,687	7,415	13,551
Miscellaneous expense	13,111	11,918	14,721
Interest expense	70	5,037	629
Total expenses	3,011,200	3,584,693	4,457,283
Net waived and reimbursed fees	(259,995)	(243,422)	(59,989)
Brokerage commission recapture	(10,279)	(3,716)	(4,351)
Net expenses	2,740,926	3,337,555	4,392,943
Net investment income	2,907,224	2,849,978	9,848,494
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	38,939,652	3,018,895	18,879,650
Foreign currency related transactions	(368,077)	(187,464)	245,621
Futures	—	—	(135,304)
Net realized gain	38,571,575	2,831,431	18,989,967
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(38,208,586)	(6,156,981)	(30,149,122)
Foreign currency related transactions	54,682	(6,160)	434,392
Futures	—	—	(7,798)
Net change in unrealized appreciation (depreciation)	(38,153,904)	(6,163,141)	(29,722,528)
Net realized and unrealized gain (loss)	417,671	(3,331,710)	(10,732,561)
Increase (decrease) in net assets resulting from operations	$3,324,895	$(481,732)	$(884,067)

* Foreign taxes withheld	$587,376	$745,853	$1,085,521
^ Foreign taxes on sale of Indian investments	$—	$56,980	$—
# Foreign taxes accrued on Indian investments	$—	$114,850	$—

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Equity Dividend Fund		Voya Global Equity Dividend Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$394,029	$422,111	$1,905,213	$1,146,484
Net realized gain	233,062	4,895,570	7,623,285	4,207,316
Net change in unrealized appreciation (depreciation)	(764,233)	(3,619,948)	(4,884,206)	9,306,000
Increase (decrease) in net assets resulting from operations	(137,142)	1,697,733	4,644,292	14,659,800
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(246,993)	(259,412)	(871,611)	(558,252)
Class B	(5,977)	(8,064)	(40,887)	(33,818)
Class C	(22,113)	(19,337)	(374,951)	(227,171)
Class I	(20,202)	(34,607)	(135,407)	(78,659)
Class O	(68,211)	(61,091)	(422,175)	(276,144)
Class W	(551)	(406)	(35,554)	(21,977)
Net realized gains:
Class A	(1,642,903)	—	—	—
Class B	(106,882)	—	—	—
Class C	(286,075)	—	—	—
Class I	(114,146)	—	—	—
Class O	(442,902)	—	—	—
Class W	(3,029)	—	—	—
Total distributions	(2,959,984)	(382,917)	(1,880,585)	(1,196,021)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,049,054	5,464,121	7,633,416	9,280,009
Reinvestment of distributions	2,324,707	292,649	1,188,417	747,125
	6,373,761	5,756,770	8,821,833	10,027,134
Cost of shares redeemed	(8,217,109)	(11,162,978)	(14,563,563)	(19,156,113)
Net decrease in net assets resulting from capital share transactions	(1,843,348)	(5,406,208)	(5,741,730)	(9,128,979)
Net increase (decrease) in net assets	(4,940,474)	(4,091,392)	(2,978,023)	4,334,800
NET ASSETS:
Beginning of year or period	24,509,088	28,600,480	75,288,682	70,953,882
End of year or period	$19,568,614	$24,509,088	$72,310,659	$75,288,682
Undistributed (distributions in excess of) net investment income at end of year or period	$390,071	$363,323	$5,938	$(3,447)

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Natural Resources Fund		Voya Global Opportunities Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$253,493	$323,433	$92,991	$45,353
Net realized gain	5,489,076	1,081,723	4,206,718	4,057,622
Net change in unrealized appreciation (depreciation)	(6,668,074)	7,996,404	(2,497,299)	3,450,051
Increase (decrease) in net assets resulting from operations	(925,505)	9,401,560	1,802,410	7,553,026
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(297,156)	(121,380)	(40,820)	(93,600)
Class I	(30,775)	(23,909)	(8,220)	(18,509)
Class W	(5,433)	(1,956)	(160)	(675)
Total distributions	(333,364)	(147,245)	(49,200)	(112,784)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,041,019	8,638,400	2,588,084	1,939,793
Reinvestment of distributions	288,572	122,344	41,262	93,353
	8,329,591	8,760,744	2,629,346	2,033,146
Cost of shares redeemed	(17,200,253)	(21,912,804)	(11,618,538)	(14,887,116)
Net decrease in net assets resulting from capital share transactions	(8,870,662)	(13,152,060)	(8,989,192)	(12,853,970)
Net decrease in net assets	(10,129,531)	(3,897,745)	(7,235,982)	(5,413,728)
NET ASSETS:
Beginning of year or period	89,577,144	93,474,889	42,101,714	47,515,442
End of year or period	$79,447,613	$89,577,144	$34,865,732	$42,101,714
Undistributed net investment income at end of year or period	$176,553	$258,579	$45,131	$38,516

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International Core Fund		Voya Multi-Manager Emerging Markets Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$2,907,224	$6,387,926	$2,849,978	$2,639,102
Net realized gain	38,571,575	34,990,856	2,831,431	7,037,817
Net change in unrealized appreciation (depreciation)	(38,153,904)	35,357,293	(6,163,141)	16,548,993
Increase (decrease) in net assets resulting from operations	3,324,895	76,736,075	(481,732)	26,225,912
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(313,992)	(55,392)
Class C	—	—	(2,548)	—
Class I	(6,628,249)	(5,489,371)	(1,959,669)	(273,884)
Class R	—	—	(258)	—
Class W	(373,547)	(81,926)	(190,633)	(14,908)
Net realized gains:
Class A	—	—	—	(713,885)
Class B	—	—	—	(15,592)
Class C	—	—	—	(118,502)
Class I	(721,032)	—	—	(2,201,383)
Class R	—	—	—	(45)
Class W	(40,708)	—	—	(118,553)
Total distributions	(7,763,536)	(5,571,297)	(2,467,100)	(3,512,144)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	139,969,909	109,809,009	120,119,427	55,685,874
Reinvestment of distributions	7,763,536	5,571,297	2,440,080	3,430,572
	147,733,445	115,380,306	122,559,507	59,116,446
Cost of shares redeemed	(261,216,238)	(187,127,988)	(119,171,159)	(72,339,957)
Net increase (decrease) in net assets resulting from capital share transactions	(113,482,793)	(71,747,682)	3,388,348	(13,223,511)
Net increase (decrease) in net assets	(117,921,434)	(582,904)	439,516	9,490,257
NET ASSETS:
Beginning of year or period	409,546,747	410,129,651	243,168,949	233,678,692
End of year or period	$291,625,313	$409,546,747	$243,608,465	$243,168,949
Undistributed net investment income at end of year or period	$2,474,559	$7,111,649	$3,245,621	$2,463,360

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Equity Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$9,848,494	$2,140,553
Net realized gain	18,989,967	8,084,110
Net change in unrealized appreciation (depreciation)	(29,722,528)	46,275,357
Increase (decrease) in net assets resulting from operations	(884,067)	56,500,020
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,546,267)	(2,651,332)
Net realized gains	(328,772)	—
Total distributions	(3,875,039)	(2,651,332)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	236,260,048	180,166,884
Reinvestment of distributions	3,875,039	2,651,332
	240,135,087	182,818,216
Cost of shares redeemed	(88,818,766)	(62,596,080)
Net increase in net assets resulting from capital share transactions	151,316,321	120,222,136
Net increase in net assets	146,557,215	174,070,824
NET ASSETS:
Beginning of year or period	338,673,174	164,602,350
End of year or period	$485,230,389	$338,673,174
Undistributed net investment income at end of year or period	$10,149,678	$3,307,857

See Accompanying Notes to Financial Statements

31

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		From
		investment																	Supplemental
		operations				Less Distributions									Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Equity Dividend Fund
Class A
10-31-14	15.68	0.27	•	(0.35)	(0.08)	0.25		1.69	—	1.94		—	13.66	0.19	2.50	1.70	1.70	1.95	11,404	46
10-31-13	14.87	0.25•		0.78	1.03	0.22		—	—	0.22		—	15.68	6.93	2.61	1.72	1.72	1.66	15,560	148
10-31-12	14.19	0.11		0.57	0.68	—		—	—	—		—	14.87	4.79	2.40	2.10	2.10	0.73	18,356	51
10-31-11	16.40	0.05		(2.08)	(2.03)	0.18		—	—	0.18		—	14.19	(12.53)	2.11	2.10	2.10	0.29	21,370	129
10-31-10	14.28	0.04•		2.29	2.33	0.21		—	—	0.21		—	16.40	16.49	2.11	2.10	2.10	0.27	29,947	90
Class B
10-31-14	15.35	0.16	•	(0.33)	(0.17)	0.09		1.69	—	1.78		—	13.40	(0.52)	3.25	2.45	2.45	1.21	661	46
10-31-13	14.55	0.13	•	0.75	0.88	0.08		—	—	0.08		—	15.35	6.08	3.36	2.47	2.47	0.91	1,044	148
10-31-12	13.99	(0.00	)*	0.56	0.56	—		—	—	—		—	14.55	4.00	3.15	2.85	2.85	(0.03)	1,429	51
10-31-11	16.18	(0.08	)•	(2.04)	(2.12)	0.07		—	—	0.07		—	13.99	(13.14)	2.86	2.85	2.85	(0.51)	1,771	129
10-31-10	14.11	(0.07	)•	2.26	2.19	0.12		—	—	0.12		—	16.18	15.61	2.86	2.85	2.85	(0.45)	2,772	90
Class C
10-31-14	15.34	0.18		(0.35)	(0.17)	0.13		1.69	—	1.82		—	13.35	(0.54)	3.25	2.45	2.45	1.21	2,282	46
10-31-13	14.55	0.14		0.75	0.89	0.10		—	—	0.10		—	15.34	6.10	3.36	2.47	2.47	0.92	2,670	148
10-31-12	13.99	(0.02)		0.58	0.56	—		—	—	—		—	14.55	4.00	3.15	2.85	2.85	(0.15)	2,974	51
10-31-11	16.19	(0.06)		(2.06)	(2.12)	0.08		—	—	0.08		—	13.99	(13.16)	2.86	2.85	2.85	(0.39)	4,186	129
10-31-10	14.15	(0.08	)•	2.28	2.20	0.16		—	—	0.16		—	16.19	15.64	2.86	2.85	2.85	(0.53)	5,772	90
Class I
10-31-14	15.77	0.30	•	(0.34)	(0.04)	0.30		1.69	—	1.99		—	13.74	0.46	2.15	1.45	1.45	2.15	1,540	46
10-31-13	14.95	0.28		0.81	1.09	0.27		—	—	0.27		—	15.77	7.30	2.31	1.42	1.42	1.81	1,083	148
10-31-12	14.23	0.11	•	0.61	0.72	—		—	—	—		—	14.95	5.06	2.08	1.78	1.78	0.80	1,645	51
10-31-11	16.44	0.12	•	(2.10)	(1.98)	0.23		—	—	0.23		—	14.23	(12.20)	1.78	1.77	1.77	0.74	1,924	129
10-31-10	14.31	0.17	•	2.23	2.40	0.27		—	—	0.27		—	16.44	16.97	1.72	1.71	1.71	1.15	2,212	90
Class O
10-31-14	15.54	0.27		(0.35)	(0.08)	0.26		1.69	—	1.95		—	13.51	0.17	2.50	1.70	1.70	1.92	3,658	46
10-31-13	14.74	0.26	•	0.76	1.02	0.22		—	—	0.22		—	15.54	6.93	2.61	1.72	1.72	1.71	4,124	148
10-31-12	14.07	0.12		0.55	0.67	—		—	—	—		—	14.74	4.76	2.40	2.10	2.10	0.75	4,175	51
10-31-11	16.27	0.07		(2.08)	(2.01)	0.19		—	—	0.19		—	14.07	(12.51)	2.11	2.10	2.10	0.48	4,636	129
10-31-10	14.19	0.07	•	2.24	2.31	0.23		—	—	0.23		—	16.27	16.49	2.11	2.10	2.10	0.49	4,530	90
Class W
10-31-14	15.72	0.36	•	(0.40)	(0.04)	0.31		1.69	—	2.00		—	13.68	0.45	2.25	1.45	1.45	2.58	24	46
10-31-13	14.94	0.27	•	0.80	1.07	0.29		—	—	0.29		—	15.72	7.19	2.36	1.47	1.47	1.79	28	148
10-31-12	14.23	0.10	•	0.61	0.71	—		—	—	—		—	14.94	4.99	2.15	1.85	1.85	0.66	21	51
08-05-11(4) -
10-31-11	15.51	0.02		(1.30)	(1.28)	0.00	*	—	—	0.00	*	—	14.23	(8.25)	1.86	1.85	1.85	0.61	3	129
Voya Global Equity Dividend Fund
Class A
10-31-14	12.92	0.37		0.48	0.85	0.36		—	—	0.36		—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
10-31-13	10.69	0.21	•	2.25	2.46	0.23		—	—	0.23		—	12.92	23.19	1.43	1.36	1.36	1.82	32,036	57
10-31-12	10.05	0.24		0.64	0.88	0.24		—	—	0.24		—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
10-31-11	10.31	0.28	•	(0.29)	(0.01)	0.25		—	—	0.25		—	10.05	(0.16)	1.42	1.40	1.40	2.67	33,494	83
10-31-10	9.41	0.26	•	0.89	1.15	0.25		—	—	0.25		—	10.31	12.46	1.38	1.40	1.40	2.65	42,502	58
Class B
10-31-14	12.90	0.28		0.46	0.74	0.26		—	—	0.26		—	13.38	5.72	2.21	2.02	2.02	2.04	1,648	40
10-31-13	10.66	0.13	•	2.24	2.37	0.13		—	—	0.13		—	12.90	22.37	2.18	2.11	2.11	1.09	2,593	57
10-31-12	10.03	0.15	•	0.64	0.79	0.16		—	—	0.16		—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
10-31-11	10.28	0.20	•	(0.29)	(0.09)	0.16		—	—	0.16		—	10.03	(0.86)	2.17	2.15	2.15	1.87	6,108	83
10-31-10	9.38	0.19	•	0.88	1.07	0.17		—	—	0.17		—	10.28	11.62	2.13	2.15	2.15	1.91	11,212	58

See Accompanying Notes to Financial Statements

32

Financial Highlights (continued)

		Income (loss)
		From
		investment																					Supplemental
		operations				Less Distributions										Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period		Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)		(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Equity Dividend Fund (continued)
Class C
10-31-14	12.84	0.27		0.48	0.75	0.27		—	—	0.27		—	13.32		5.78	2.21	2.02		2.02		2.00		18,079	40
10-31-13	10.62	0.13		2.23	2.36	0.14		—	—	0.14		—	12.84		22.35	2.18	2.11		2.11		1.08		19,834	57
10-31-12	10.00	0.16		0.63	0.79	0.17		—	—	0.17		—	10.62		7.92	2.27	2.17		2.17		1.49		18,932	66
10-31-11	10.26	0.20	•	(0.29)	(0.09)	0.17		—	—	0.17		—	10.00		(0.91)	2.17	2.15		2.15		1.94		21,985	83
10-31-10	9.36	0.19	•	0.89	1.08	0.18		—	—	0.18		—	10.26		11.66	2.13	2.15		2.15		1.92		28,635	58
Class I
10-31-14	12.94	0.39		0.50	0.89	0.40		—	—	0.40		—	13.43		6.85	1.11	1.00		1.00		2.86		5,994	40
10-31-13	10.70	0.25	•	2.26	2.51	0.27		—	—	0.27		—	12.94		23.75	1.04	1.01		1.01		2.13		4,313	57
10-31-12	10.06	0.27		0.65	0.92	0.28		—	—	0.28		—	10.70		9.25	1.13	1.03		1.03		2.62		2,929	66
10-31-11	10.32	0.34	•	(0.31)	0.03	0.29		—	—	0.29		—	10.06		0.21	1.03	1.01		1.01		3.21		3,261	83
10-31-10	9.42	0.27	•	0.92	1.19	0.29		—	—	0.29		—	10.32		12.90	0.99	1.01		1.01		2.80		12,390	58
Class O
10-31-14	12.90	0.37		0.48	0.85	0.37		—	—	0.37		—	13.38		6.54	1.46	1.27		1.27		2.73		15,343	40
10-31-13	10.67	0.21	•	2.25	2.46	0.23		—	—	0.23		—	12.90		23.25	1.43	1.36		1.36		1.82		15,313	57
10-31-12	10.03	0.23		0.65	0.88	0.24		—	—	0.24		—	10.67		8.88	1.52	1.42		1.42		2.24		13,618	66
10-31-11	10.29	0.28		(0.29)	(0.01)	0.25		—	—	0.25		—	10.03		(0.16)	1.42	1.40		1.40		2.68		13,358	83
10-31-10	9.40	0.26	•	0.89	1.15	0.26		—	—	0.26		—	10.29		12.41	1.38	1.40		1.40		2.65		14,721	58
Class W
10-31-14	14.23	0.44		0.53	0.97	0.40		—	—	0.40		—	14.80		6.81	1.21	1.02		1.02		3.00		1,275	40
10-31-13	11.74	0.27	•	2.47	2.74	0.25		—	—	0.25		—	14.23		23.60	1.18	1.11		1.11		2.07		1,199	57
10-31-12	11.01	0.29	•	0.70	0.99	0.26		—	—	0.26		—	11.74		9.11	1.27	1.17		1.17		2.53		1,196	66
10-31-11	11.26	0.23	•	(0.23)	0.00 *	0.25		—	—	0.25		—	11.01		0.00	1.17	1.15		1.15		1.98		1,792	83
10-31-10	10.25	0.31	•	0.98	1.29	0.28		—	—	0.28		—	11.26		12.79	1.13	1.15		1.15		2.87		37,819	58
Voya Global Natural Resources Fund
Class A
10-31-14	9.90	0.03		(0.16)	(0.13)	0.04		—	—	0.04		—	9.73		(1.35)	1.57	1.51		1.51		0.26		73,469	58
10-31-13	8.90	0.03		0.98	1.01	0.01		—	—	0.01		—	9.90		11.39	1.55	1.55		1.55		0.35		84,189	47
10-31-12	9.39	0.01		(0.50)	(0.49)	0.01		—	—	0.01 0.01		8.90	(5.08	)(a)	1.56	1.56	1.56		0.14		87,916		44
10-31-11	8.81	(0.00	)*	0.58	0.58	0.00	*	—	—	0.00	*	—	9.39		6.63	1.46	1.46	†	1.46	†	(0.02	)†	106,363	73
10-31-10	7.82	0.01		1.00	1.01	0.02		—	—	0.02		—	8.81		12.99	1.53	1.53	†	1.53	†	0.11	†	101,577	57
Class I
10-31-14	9.97	0.06		(0.17)	(0.11)	0.07		—	—	0.07		—	9.79		(1.08)	1.21	1.21		1.21		0.55		4,832	58
10-31-13	8.98	0.06		0.98	1.04	0.05		—	—	0.05		—	9.97		11.72	1.21	1.21		1.21		0.66		4,282	47
10-31-12	9.43	0.05		(0.49)	(0.44)	0.02		—	—	0.02 0.01		8.98	(4.60	)(a)	1.17	1.17	1.17		0.50		4,459		44
10-31-11	8.82	0.03		0.59	0.62	0.01		—	—	0.01		—	9.43		7.04	1.13	1.13	†	1.13	†	0.31	†	4,961	73
10-31-10	7.83	0.04	•	1.01	1.05	0.06		—	—	0.06		—	8.82		13.43	1.11	1.11	†	1.11	†	0.52	†	2,977	57
Class W
10-31-14	12.56	0.06	•	(0.20)	(0.14)	0.06		—	—	0.06		—	12.36		(1.11)	1.32	1.26		1.26		0.47		1,146	58
10-31-13	11.27	0.07		1.24	1.31	0.02		—	—	0.02		—	12.56		11.66	1.30	1.30		1.30		0.58		1,106	47
10-31-12	11.86	0.05	•	(0.63)	(0.58)	0.02		—	—	0.02 0.01		11.27	(4.84	)(a)	1.31	1.31	1.31		0.39		1,100		44
10-31-11	11.10	0.03		0.74	0.77	0.01		—	—	0.01		—	11.86		6.91	1.21	1.21	†	1.21	†	0.20	†	1,741	73
10-31-10	9.86	0.05		1.24	1.29	0.05		—	—	0.05		—	11.10		13.17	1.28	1.28	†	1.28	†	0.36	†	378	57
Voya Global Opportunities Fund
Class A
10-31-14	16.44	0.10		0.67	0.77	0.03		—	—	0.03		—	17.18		4.71	2.15	1.40		1.40		0.55		17,281	39
10-31-13	13.86	0.07		2.57	2.64	0.06		—	—	0.06		—	16.44		19.10	1.84	1.40		1.40		0.42		21,270	42
10-31-12	13.21	0.09		0.56	0.65	—		—	—	—		—	13.86		4.92	1.81	1.50		1.50		0.57		23,027	35
10-31-11	14.07	0.01		(0.55)	(0.54)	0.32		—	—	0.32		—	13.21		(3.96)	1.72	1.51		1.51		0.13		30,587	67
10-31-10	12.85	0.05	•	1.17	1.22	—		—	—	—		—	14.07		9.49	1.84	1.63		1.63		0.39		55,541	156

See Accompanying Notes to Financial Statements

33

Financial Highlights (continued)

		Income (loss)
		From
		investment															Supplemental
		operations				Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Opportunities Fund (continued)
Class B
10-31-14	15.54	(0.04)		0.66	0.62	—	—	—	—	—	16.16	3.99	2.90	2.15	2.15	(0.24)	965	39
10-31-13	13.15	(0.04)		2.43	2.39	—	—	—	—	—	15.54	18.17	2.59	2.15	2.15	(0.35)	1,695	42
10-31-12	12.62	(0.03)		0.56	0.53	—	—	—	—	—	13.15	4.20	2.56	2.25	2.25	(0.20)	2,691	35
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—	0.19	—	12.62	(4.78)	2.47	2.26	2.26	(0.63)	4,793	67
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	13.44	8.74	2.59	2.38	2.38	(0.35)	9,094	156
Class C
10-31-14	15.55	(0.04)		0.65	0.61	—	—	—	—	—	16.16	3.92	2.90	2.15	2.15	(0.22)	13,900	39
10-31-13	13.15	(0.04)		2.44	2.40	—	—	—	—	—	15.55	18.25	2.59	2.15	2.15	(0.32)	16,697	42
10-31-12	12.62	(0.03)		0.56	0.53	—	—	—	—	—	13.15	4.20	2.56	2.25	2.25	(0.18)	19,124	35
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—	0.19	—	12.62	(4.76)	2.47	2.26	2.26	(0.63)	25,973	67
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	13.44	8.74	2.59	2.38	2.38	(0.35)	49,256	156
Class I
10-31-14	16.88	0.15		0.71	0.86	0.06	—	—	0.06	—	17.68	5.11	1.85	1.05	1.05	0.90	2,638	39
10-31-13	14.23	0.12		2.64	2.76	0.11	—	—	0.11	—	16.88	19.50	1.65	1.05	1.05	0.79	2,385	42
10-31-12	13.50	0.14	•	0.59	0.73	—	—	—	—	—	14.23	5.41	1.45	1.05	1.05	1.01	2,562	35
10-31-11	14.38	0.09	•	(0.58)	(0.49)	0.40	—	—	0.40	—	13.50	(3.55)	1.41	1.06	1.06	0.59	4,117	67
10-31-10	13.08	0.13	•	1.17	1.30	—	—	—	—	—	14.38	9.94	1.38	1.31	1.31	0.94	9,467	156
Class W
10-31-14	18.07	0.14	•	0.77	0.91	0.05	—	—	0.05	—	18.93	5.03	1.90	1.15	1.15	0.74	82	39
10-31-13	15.23	0.09		2.84	2.93	0.09	—	—	0.09	—	18.07	19.35	1.59	1.15	1.15	0.59	55	42
10-31-12	14.47	0.09		0.67	0.76	—	—	—	—	—	15.23	5.25	1.56	1.25	1.25	0.67	111	35
10-31-11	15.36	0.03	•	(0.62)	(0.59)	0.30	—	—	0.30	—	14.47	(3.94)	1.47	1.26	1.26	0.20	94	67
10-31-10	13.98	0.10	•	1.28	1.38	—	—	—	—	—	15.36	9.87	1.59	1.38	1.38	0.68	1,486	156
Voya International Core Fund
Class I
10-31-14	11.10	0.11	•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68	1.04	0.95	0.95	1.00	261,963	93
10-31-13	9.35	0.15	•	1.73	1.88	0.13	—	—	0.13	—	11.10	20.36	0.98	0.95	0.95	1.46	395,204	100
10-31-12	8.83	0.12		0.48	0.60	0.08	—	—	0.08	—	9.35	6.92	1.00	0.95	0.95	1.46	405,163	71
02-08-11(4) -
10-31-11	10.00	0.11	•	(1.28)	(1.17)	—	—	—	—	—	8.83	(11.70)	1.00	0.95	0.95	1.56	349,613	57
Class W
10-31-14	11.09	0.12	•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77	1.04	0.95	0.95	1.06	29,662	93
10-31-13	9.35	0.15	•	1.72	1.87	0.13	—	—	0.13	—	11.09	20.25	0.98	0.95	0.95	1.44	14,343	100
08-07-12(4) -
10-31-12	9.08	0.01	•	0.26	0.27	—	—	—	—	—	9.35	2.97	1.00	0.95	0.95	0.53	4,967	71
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-14	11.76	0.12		(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)	1.83	1.60	1.60	0.91	35,004	68
10-31-13	10.75	0.09	•	1.08	1.17	0.01	0.15	—	0.16	—	11.76	10.97	1.75	1.60	1.60	0.78	41,699	45
10-31-12	10.74	0.11	•	0.06	0.17	0.11	0.05	—	0.16	—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
10-11-11(4) -
10-31-11	10.00	(0.00	)*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1
Class B
10-31-14	11.65	0.00	*•	(0.21)	(0.21)	—	—	—	—	—	11.44	(1.80)	2.58	2.35	2.35	0.01	497	68
10-31-13	10.72	0.01		1.07	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.03	888	45
07-20-12(4) -
10-31-12	10.04	0.01		0.67	0.68	—	—	—	—	—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84

See Accompanying Notes to Financial Statements

34

Financial Highlights (continued)

		Income (loss)
		From
		investment																	Supplemental
		operations				Less Distributions									Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class C
10-31-14	11.65	0.02	•	(0.23)	(0.21)	0.00	*	—	—	0.00	*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
10-31-13	10.72	0.02		1.06	1.08	—		0.15	—	0.15		—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
10-31-12	10.73	0.03	•	0.07	0.10	0.06		0.05	—	0.11		—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
10-11-11(4) -
10-31-11	10.00	(0.00	)*	0.73	0.73	—		—	—	—		—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
10-31-14	11.82	0.15		(0.23)	(0.08)	0.13		—	—	0.13		—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
10-31-13	10.78	0.14		1.07	1.21	0.02		0.15	—	0.17		—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
10-31-12	10.74	0.12	•	0.09	0.21	0.12		0.05	—	0.17		—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
10-11-11(4) -
10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1
Class R
10-31-14	11.75	0.08		(0.23)	(0.15)	0.12		—	—	0.12		—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
10-31-13	10.75	0.04	•	1.11	1.15	—		0.15	—	0.15		—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
10-31-12	10.74	0.10		0.04	0.14	0.08		0.05	—	0.13		—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
10-11-11(4) -
10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
10-31-14	11.80	0.16	•	(0.25)	(0.09)	0.13		—	—	0.13		—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
10-31-13	10.77	0.15	•	1.05	1.20	0.02		0.15	—	0.17		—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
10-31-12	10.74	0.18	•	0.02	0.20	0.12		0.05	—	0.17		—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
10-11-11(4) -
10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	10.74	7.40	1.52	1.25	1.25	0.69	3	1
Voya Multi-Manager International Equity Fund
Class I
10-31-14	11.88	0.26	•	(0.34)	(0.08)	0.12		0.01	—	0.13		—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
10-31-13	9.87	0.10	•	2.08	2.18	0.17		—	—	0.17		—	11.88	22.35	0.98	1.00	1.00	0.95	338,673	48
10-31-12	9.30	0.15		0.61	0.76	0.15		0.04	—	0.19		—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42
01-06-11(4) -
10-31-11	10.00	0.15		(0.85)	(0.70)	—		—	—	—		—	9.30	(7.00)	1.07	0.99	0.99	1.91	150,232	33

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Natural Resources would have been (5.14)%, (4.67)% and (4.90)% on Classes A, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

35

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014

NOTE 1 — ORGANIZATION

Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are sixteen separate active series, seven of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Emerging Markets Equity Dividend Fund (“Emerging Markets Equity Dividend”), Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya Global Natural Resources Fund (“Global Natural Resources”), Voya Global Opportunities Fund (“Global Oppurtunities”), Voya International Core Fund (“International Core”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”) and Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”). Each Fund (except Global Natural Resources) is a diversified series of the Trust. Global Natural Resources is a non-diversified series of the Trust. On November 22, 2014, Global Opportunities merged into Global Equity Dividend.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware

limited liability company, serves as the sub-adviser to Global Natural Resources. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in

36

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing

37

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written

38

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of October 31, 2014, the maximum amount of loss that Multi-Manager International Equity would incur if the counterparty to its derivative transactions failed to perform would be $599,192 which represents the unrealized appreciation on forward foreign currency contracts. No collateral was pledged by the counterparty to the Fund as of October 31, 2014.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close

39

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

Multi-Manager International Equity had a net liability position of  $132,746 on forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2014, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not post any collateral as of October 31, 2014.

E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended October 31, 2014, International Core, Multi-Manger Emerging Markets Equity and Multi-Manager International Equity had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
International Core	$15,723,371	$30,775,769
Multi-Manager Emerging Markets Equity	165,082	—
Multi-Manager International Equity	32,496,115	31,654,744

The above Funds used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at October 31, 2014 for Multi-Manager International Equity. There were no open forward foreign currency contracts for International Core or Multi-Manager Emerging Markets Equity at October 31, 2014.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended October 31, 2014, Multi-Manager International Equity had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended October 31, 2014, Multi-Manager International Equity had an average notional value of $1,165,282 on futures contracts purchased. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at October 31, 2014.

40

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gains, if any, annually (except, Global Equity Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Emerging Markets Equity Dividend	$9,610,509	$12,953,260
Global Equity Dividend	28,852,813	35,197,875
Global Natural Resources	50,780,351	59,921,021
Global Opportunities	14,908,837	23,074,117
International Core	264,917,087	384,086,930
Multi-Manager Emerging Markets Equity	170,441,876	168,291,215
Multi-Manager International Equity	355,229,582	199,281,395

41

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Emerging Markets Equity Dividend	1.00% on the first $100 million; 0.90% on the next $150 million; and 0.80% in excess of $250 million
Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% in excess of $50 million
Global Opportunities	0.90% on the first $500 million; and 0.85% in excess of $500 million
International Core	0.75%
Multi-Manager Emerging Markets Equity	1.00%
Multi-Manager International Equity	0.75%

The Investment Adviser has contractually agreed to waive a portion of the advisory fee for Multi-Manager International Equity. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee rate. This agreement will renew if the Investment Adviser elects to renew it. Termination or modification of this obligation requires approval by the Fund's Board. For the year ended October 31, 2014, the Investment Adviser waived $79,299 in advisory fees for Multi-Manager International Equity.

Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Emerging Markets Equity Dividend	ING Investment Management Advisors B.V.*
Global Equity Dividend	ING Investment Management Advisors B.V.*
Global Natural Resources	Voya Investment Management Co. LLC*
Global Opportunities	ING Investment Management Advisors B.V.*
International Core(1)	Wellington Management Company, LLP
Fund	Sub-Adviser
Multi-Manager Emerging Markets Equity	J.P. Morgan Investment Management Inc. and Delaware Investments Fund Advisers
Multi-Manager International Equity	Baillie Gifford Overseas Limited, T. Rowe Price Associates, Inc., Lazard Asset Management LLC and J.P. Morgan Investment Management Inc.

(1)	Effective close of business on November 22, 2013, Thornburg Investment Management, Inc. was removed as a sub-adviser.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class O	Class R
Emerging Markets Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%	N/A	N/A	N/A	N/A
Global Opportunities	0.25%	1.00%	1.00%	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A

42

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

and Class C shares. For the year ended October 31, 2014, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Emerging Markets Equity Dividend	$1,666	$—
Global Equity Dividend	4,300	—
Global Natural Resources	10,489	—
Global Opportunities	1,221	—
Multi-Manager Emerging Markets Equity	2,390	—
Contingent Deferred Sales Charges:
Emerging Markets Equity Dividend	$—	$74
Global Equity Dividend	—	465
Global Opportunities	—	119
Multi-Manager Emerging Markets Equity	—	46

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended October 31, 2014, Global Opportunities incurred $106,000 of proxy and solicitation costs associated with obtaining shareholder approval relating to the proposed merger into Global Equity Dividend. The Investment Adviser reimbursed the Fund for these cost.

At October 31, 2014, the following affiliated investment companies owned more than 5% of the following Funds:

Affiliated Investment Company	Fund	Percentage
Voya Capital	International Core	5.69%
Allocation Fund	Multi-Manager Emerging Markets Equity	5.35
Voya Diversified	International Core	6.10
International Fund	Multi-Manager International Equity	5.59
Voya Global Target Payment Fund	Multi-Manager International Equity	5.02
Voya Solution 2015 Portfolio	International Core	6.02
Voya Solution	International Core	18.33
2025 Portfolio	Multi-Manager International Equity	13.52
Voya Solution	International Core	24.58
2035 Portfolio	Multi-Manager Emerging Markets Equity	17.54
	Multi-Manager International Equity	18.14
Affiliated Investment Company	Fund	Percentage
Voya Solution	International Core	19.03
2045 Portfolio	Multi-Manager Emerging Markets Equity	12.22
	Multi-Manager International Equity	14.55

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2014, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

43

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES (continued)

Fund	Accrued Expenses	Amount
Emerging Markets Equity Dividend	Custody	$25,762
	Postage	5,814
Global Equity Dividend	Audit	18,954
	Custody	23,744
Global Natural Resources	Transfer Agent	37,383
International Core Fund	Custody	215,711

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Markets Equity Dividend	1.70%	2.45%	2.45%	1.45%	1.70%	N/A	1.45%
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%
Global Opportunities	1.50%	2.25%	2.25%	1.15%	N/A	N/A	1.25%
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	0.95%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%
Multi-Manager International Equity	N/A	N/A	N/A	0.99%	N/A	N/A	N/A

Pursuant to side letter agreements, through March 1, 2015, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Each side letter agreement will renew if the Investment Adviser elects to renew it. Termination or modification of these obligations requires approval by the Funds’ Board.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend(1)(2)	1.25%	2.00%	2.00%	1.00%	1.25%	N/A	1.00%
Global Natural Resources(1)(3)	1.50%	N/A	N/A	1.25%	N/A	N/A	1.25%
Global Opportunities(1)	1.40%	2.15%	2.15%	1.05%	N/A	N/A	1.15%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.25%	N/A	1.85%	1.35%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)	Prior to January 1, 2014, the side letter agreement for Global Equity Dividend limited operating expenses to 1.35%, 2.10%, 2.10%, 1.10%, 1.35%, and 1.10% for Class A, Class B, Class C, Class I, Class O, and Class W, respectively.

(3)	Prior to January 1, 2014, the side letter agreement for Global Natural Resources limited operating expenses to 1.60%, 1.35%, and 1.35% for Class A, Class I, and Class W, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/ or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of October 31, 2014, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	October 31,
	2015	2016	2017	Total
Emerging Markets Equity Dividend	$—	$118,333	$149,629	$267,962
Global Equity Dividend	76,836	25,854	—	102,690
Global Opportunities	170,306	195,839	—	366,145
International Core	158,934	127,274	259,995	546,203
Multi-Manager Emerging Markets Equity	270,828	127,050	114,568	512,446
Multi-Manager International Equity	40,737	—	—	40,737

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2014, are as follows:

	October 31,
	2015	2016	2017	Total
Emerging Markets Equity Dividend
Class A	$—	$—	$13,451	$13,451
Class B	—	—	861	861
Class C	—	—	2,491	2,491
Class O	—	—	3,933	3,933
Class W	—	—	39	39
Global Opportunities
Class I	2,888	3,954	—	6,841
Multi-Manager Emerging Markets Equity

44

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

	October 31,
	2015	2016	2017	Total
Class A	—	45,801	68,666	114,467
Class B	—	966	1,138	2,104
Class C	—	8,119	13,160	21,279
Class R	—	4	51	55
Class W	—	10,137	45,839	55,976

The expense limitation agreements are contractual through March 1, 2015 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Funds’ Board.

NOTE 9 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
International Core	2	$530,000	1.08%
Multi-Manager Emerging Markets Equity	32	5,218,906	1.08
Multi-Manager International Equity	16	1,244,250	1.08

45

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Emerging Markets Equity Dividend Class A
10/31/2014	133,213	—	142,048	(432,808)	(157,547)	1,880,593	—	1,843,780	(5,894,687)	(2,170,314)
10/31/2013	221,161	—	15,591	(479,068)	(242,316)	3,325,002	—	239,634	(7,223,948)	(3,659,312)

Class B
10/31/2014	595	—	8,336	(27,630)	(18,699)	7,767	—	106,783	(384,522)	(269,972)
10/31/2013	1,481	—	486	(32,200)	(30,233)	22,999	—	7,365	(471,867)	(441,503)

Class C
10/31/2014	17,229	—	21,478	(41,790)	(3,083)	235,926	—	274,278	(561,176)	(50,972)
10/31/2013	26,208	—	1,155	(57,711)	(30,348)	393,519	—	17,484	(850,200)	(439,197)

Class I
10/31/2014	52,598	—	7,367	(16,558)	43,407	745,542	—	95,996	(229,931)	611,607
10/31/2013	46,465	—	1,803	(89,652)	(41,384)	725,182	—	27,784	(1,361,220)	(608,254)

Class O
10/31/2014	86,913	—	23	(81,630)	5,306	1,149,226	—	290	(1,110,365)	39,151
10/31/2013	65,710	—	2	(83,536)	(17,824)	989,328	—	31	(1,252,731)	(263,372)

Class W
10/31/2014	2,167	—	276	(2,461)	(18)	30,000	—	3,580	(36,428)	(2,848)
10/31/2013	549	—	23	(194)	378	8,091	—	351	(3,012)	5,430

Global Equity Dividend Class A
10/31/2014	186,301	—	56,019	(486,044)	(243,724)	2,482,617	—	762,594	(6,566,018)	(3,320,807)
10/31/2013	314,727	—	41,528	(704,722)	(348,467)	3,719,640	—	488,614	(8,021,337)	(3,813,083)

Class B
10/31/2014	393	—	2,361	(80,652)	(77,898)	5,353	—	32,166	(1,073,415)	(1,035,896)
10/31/2013	3,540	—	2,292	(185,804)	(179,972)	42,927	—	26,889	(2,168,782)	(2,098,966)

Class C
10/31/2014	62,629	—	19,419	(269,265)	(187,217)	830,935	—	263,391	(3,563,288)	(2,468,962)
10/31/2013	156,673	—	13,372	(407,652)	(237,607)	1,826,702	—	156,651	(4,706,029)	(2,722,676)

Class I
10/31/2014	196,111	—	6,140	(89,192)	113,059	2,693,146	—	83,523	(1,179,125)	1,597,544
10/31/2013	167,013	—	3,875	(111,202)	59,686	2,021,583	—	45,771	(1,291,839)	775,515

Class O
10/31/2014	106,192	—	898	(147,720)	(40,630)	1,424,475	—	12,195	(1,972,143)	(535,473)
10/31/2013	139,737	—	690	(229,772)	(89,345)	1,633,732	—	8,099	(2,699,385)	(1,057,554)

Class W
10/31/2014	13,672	—	2,302	(14,095)	1,879	196,890	—	34,548	(209,574)	21,864
10/31/2013	2,568	—	1,632	(21,805)	(17,605)	35,425	—	21,101	(268,741)	(212,215)

Global Natural Resources Class A
10/31/2014	295,773	—	28,774	(1,279,757)	(955,210)	3,160,741	—	273,064	(13,358,199)	(9,924,394)
10/31/2013	676,044	—	12,167	(2,058,946)	(1,370,735)	6,107,241	—	106,582	(18,720,844)	(12,507,021)

Class I
10/31/2014	288,599	—	1,057	(225,753)	63,903	3,153,037	—	10,075	(2,334,450)	828,662
10/31/2013	241,781	—	1,569	(310,544)	(67,194)	2,248,788	—	13,806	(2,798,676)	(536,082)

Class W
10/31/2014	120,358	—	452	(116,219)	4,591	1,727,241	—	5,433	(1,507,604)	225,070
10/31/2013	24,451	—	176	(34,115)	(9,488)	282,371	—	1,956	(393,284)	(108,957)

46

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#		#	#	($)	($)	($)		($)	($)
Global Opportunities Class A
10/31/2014	63,127	—	2,321		(353,270)	(287,822)	1,072,121	—	37,230		(6,064,446)	(4,955,095)
10/31/2013	89,537	—	5,883		(462,851)	(367,431)	1,330,107	—	84,241		(6,873,104)	(5,458,756)

Class B
10/31/2014	1	—	—		(49,347)	(49,346)	24	—	—		(789,758)	(789,734)
10/31/2013	728	—	—		(96,328)	(95,600)	10,237	—	—		(1,367,784)	(1,357,547)

Class C
10/31/2014	25,676	—	—		(239,402)	(213,726)	409,348	—	—		(3,844,133)	(3,434,785)
10/31/2013	13,492	—	—		(393,440)	(379,948)	190,704	—	—		(5,574,178)	(5,383,474)

Class I
10/31/2014	58,189	—	235		(50,518)	7,906	1,047,722	—	3,872		(884,920)	166,674
10/31/2013	26,300	—	578		(65,658)	(38,780)	408,745	—	8,478		(1,001,705)	(584,482)

Class W
10/31/2014	3,119	—	9		(1,849)	1,279	58,869	—	160		(35,281)	23,748
10/31/2013	—	—	40		(4,270)	(4,230)	—	—	634		(70,345)	(69,711)

International Core Class I
10/31/2014	10,886,502	—	682,384		(23,362,855)	(11,793,969)	120,424,099	—	7,349,281		(256,916,463)	(129,143,083)
10/31/2013	9,687,258	—	571,215		(17,959,864)	(7,701,391)	97,026,632	—	5,489,415		(181,988,061)	(79,472,014)

Class W
10/31/2014	1,751,093	—	38,464		(385,493)	1,404,064	19,545,810	—	414,255		(4,299,775)	15,660,290
10/31/2013	1,262,200	—	8,529		(508,914)	761,815	12,782,377	—	81,882		(5,139,927)	7,724,332

Multi-Manager Emerging Markets Equity Class A
10/31/2014	96,665	—	26,211		(637,417)	(514,541)	1,104,664	—	293,828		(7,333,312)	(5,934,820)
10/31/2013	95,546	—	64,174		(1,568,544)	(1,408,824)	1,070,305	—	717,461		(17,802,429)	(16,014,663)

Class B
10/31/2014	188	—	—		(33,064)	(32,876)	2,079	—	—		(373,590)	(371,511)
10/31/2013	536	—	1,097		(32,207)	(30,574)	6,083	—	12,227		(361,232)	(342,922)

Class C
10/31/2014	21,898	—	200		(116,820)	(94,722)	245,099	—	2,240		(1,307,855)	(1,060,516)
10/31/2013	66,712	—	9,196		(187,623)	(111,715)	745,304	—	102,538		(2,090,720)	(1,242,878)

Class I
10/31/2014	9,040,813	—	174,005		(9,524,294)	(309,476)	99,002,118	—	1,954,076		(105,867,151)	(4,910,957)
10/31/2013	3,668,408	—	220,156		(4,072,807)	(184,243)	40,647,965	—	2,465,745		(45,760,534)	(2,646,824)

Class R
10/31/2014	424	—	—		(74)	350	4,763	—	—		(795)	3,968
10/31/2013	1,844	—	—	*	(1)	1,843	21,075	—	—	*	(12)	21,063

Class W
10/31/2014	1,721,446	—	16,928		(370,945)	1,367,429	19,760,704	—	189,936		(4,288,456)	15,662,184
10/31/2013	1,174,384	—	11,839		(549,179)	637,044	13,195,142	—	132,601		(6,325,030)	7,002,713

Multi-Manager International Equity Class I
10/31/2014	20,170,764	—	335,950		(7,436,632)	13,070,082	236,260,048	—	3,875,039		(88,818,766)	151,316,321
10/31/2013	17,326,841	—	263,814		(5,759,858)	11,830,797	180,166,884	—	2,651,332		(62,596,080)	120,222,136

* Share amount is less than 0.500 or $0.50.

47

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014(continued)

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Investment by Funds-of-Funds (International Core, Multi-Manager Emerging Markets Equity, and Multi-Manager International Equity). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Fund and will attempt to minimize any adverse effects on the Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Natural Resources). The Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 12 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2014:

48

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 12 — SECURITIES LENDING(continued)

Global Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	$135,468	$(135,468)	$—
JPMorgan Clearing Corp.	51,439	(51,439)	—
JPMorgan Securities PLC	94,300	(94,300)	—
Nomura International PLC	59,618	(59,618)	—
Total	$340,825	$(340,825)	$—

(1)	Collateral with a fair value of $353,612 has been received in connection with the above securities lending transactions.

Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Emerging Markets Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$4,144	$(4,144)	$—
Citadel Securities LLC	48,026	(48,026)	—
Citigroup Global Markets	14,470	(14,470)	—
Credit Suisse Securities (Europe) Limited	155,298	(155,298)	—
Goldman Sachs & Company	2,062,698	(2,062,698)	—
HSBC Bank PLC	96,533	(96,533)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	855,162	(855,162)	—
Morgan Stanley & Co. LLC	1,393,107	(1,393,107)	—
RBC Capital Markets LLC	604,185	(604,185)	—
UBS AG	62,119	(62,119)	—
UBS Securites LLC	549,135	(549,135)	—
Total	$5,844,877	$(5,844,877)	$—

(1)	Collateral with a fair value of $6,037,179 has been received in connection with the above securities lending transactions.

Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
ABN Amro Bank N.V.	$1,605,778	$(1,605,778)	$—
Citigroup Global Markets	369,108	(369,108)	—
Credit Suisse Securities (USA) LLC	728,149	(728,149)	—
Deutsche Bank Securities	1,668,813	(1,668,813)	—
Goldman Sachs & Company	222,377	(222,377)	—
Goldman Sachs International	357,302	(357,302)	—
Morgan Stanley & Co. LLC	208,575	(208,575)	—
Total	$5,160,102	$(5,160,102)	$—

(1)	Collateral with a fair value of $5,424,177 has been received in connection with the above securities lending transactions.

Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Emerging Markets Equity Dividend	$—	$(3,234)	$3,234
Global Equity Dividend	—	(15,243)	15,243
Global Natural Resources	—	(2,155)	2,155
Global Opportunities	189	(37,176)	36,987
International Core	—	(542,518)	542,518
Multi-Manager Emerging Markets Equity	—	399,383	(399,383)
Multi-Manager International Equity	—	539,594	(539,594)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

49

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Emerging Markets Equity Dividend	$688,271	$2,271,713	$382,917	$—
Global Equity Dividend	1,880,585	—	1,196,021	—
Global Natural Resources	333,364	—	147,245	—
Global Opportunities	49,200	—	112,784	—
International Core	7,001,796	761,740	5,571,297	—
Multi-Manager Emerging Markets Equity	2,467,100	—	760,868	2,751,276
Multi-Manager International Equity	3,875,039	—	2,651,332	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

		Undistributed
	Undistributed	Long-term	Unrealized
	Ordinary	Capital	Appreciation/	Capital Loss Carryforwards
	Income	Gains	(Depreciation)	Amount	Character	Expiration
Emerging Markets Equity Dividend	$430,008	$188,150	$(264,673)	$—	—	—
Global Equity Dividend	9,550	—	5,435,989	(69,711,361)	Short-term	2017
Global Natural Resources	177,567	—	9,191,728	(9,248,221)	Short-term	2017
Global Opportunities	51,455	—	3,962,082	(21,130,345)	Short-term	2016
				(80,200,325)	Short-term	2017
				$(101,330,670)
International Core	16,236,191	23,960,145	9,569,559	—	—	—
Multi-Manager Emerging Markets Equity	3,249,800	—	10,680,279	(18,713,299)	Short-term	2015
				(41,200,730)	Short-term	2016
				$(59,914,029)
Multi-Manager International Equity	17,682,494	11,219,559	18,744,623	—	—	—

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of October 31, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

50

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 14 — INFORMATION REGARDING TRADING OF VOYA FINANCIAL’S MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following Fund received:

Global Natural Resources	$72,582

NOTE 15 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya

Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser(s) provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-advisers.

Sub-Adviser (Emerging Markets Equity Dividend, Global Equity Dividend and Global Opportunities)

IIMA is an indirect, wholly-owned subsidiary of NN Group N.V. (“NN Group”) and NN Group is a majority-owned subsidiary of ING Groep. In connection with the Restructuring Plan discussed above, ING Groep is required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep has stated that it intends to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016.

51

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 15 — RESTRUCTURING PLAN (continued)

It is anticipated that one or more of the transactions to divest NN Group constitute a transfer of a controlling interest in NN Group, resulting in an “assignment” (as defined in the 1940 Act) of the existing sub-advisory agreements under which IIMA provides services to the funds for which IIMA serves as sub-adviser. Pursuant to the 1940 Act, these sub-advisory agreements would automatically terminate upon their assignment. In order to ensure that the existing sub-advisory services can continue uninterrupted, the Board approved new sub-advisory agreements for the funds in anticipation of the divestment. Shareholders of the funds for which IIMA serves as a sub-adviser will be asked to approve these new investment sub-advisory agreements. This approval will also include approval of any future sub-advisory agreements prompted by the divestment that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of these funds may not have another opportunity to vote on a new agreement with IIMA even if IIMA undergoes a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of NN Group.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2014, the following Funds paid dividends and distributions of:

	Net Investment	Short-term	Long-term	Payable	Record
	Income	Capital Gains	Capital Gains	Date	Date
Emerging Markets Equity Dividend
Class A	$0.2938	$0.0281	$0.1350	December 18, 2014	December 16, 2014
Class B	$0.1411	$0.0281	$0.1350	December 18, 2014	December 16, 2014
Class C	$0.1850	$0.0281	$0.1350	December 18, 2014	December 16, 2014
Class I	$0.3397	$0.0281	$0.1350	December 18, 2014	December 16, 2014
Class O	$0.3001	$0.0281	$0.1350	December 18, 2014	December 16, 2014
Class W	$0.3316	$0.0281	$0.1350	December 18, 2014	December 16, 2014

Global Equity Dividend
Class A	$0.0346	$—	$—	November 21, 2014	November 19, 2014
Class B	$0.0197	$—	$—	November 21, 2014	November 19, 2014
Class C	$0.0210	$—	$—	November 21, 2014	November 19, 2014
Class I	$0.0393	$—	$—	November 21, 2014	November 19, 2014
Class O	$0.0346	$—	$—	November 21, 2014	November 19, 2014
Class W	$0.0388	$—	$—	November 21, 2014	November 19, 2014

Global Natural Resources
Class A	$0.0335	$—	$—	December 18, 2014	December 16, 2014
Class I	$0.0668	$—	$—	December 18, 2014	December 16, 2014
Class W	$0.0525	$—	$—	December 18, 2014	December 16, 2014

Global Opportunities
Class A	$0.1155	$—	$—	November 21, 2014	November 19, 2014
Class B	$—	$—	$—	November 21, 2014	November 19, 2014
Class C	$—	$—	$—	November 21, 2014	November 19, 2014
Class I	$0.1917	$—	$—	November 21, 2014	November 19, 2014
Class W	$0.1752	$—	$—	November 21, 2014	November 19, 2014

International Core
Class I	$0.0959	$0.5338	$0.9293	December 18, 2014	December 16, 2014
Class W	$0.0959	$0.5338	$0.9293	December 18, 2014	December 16, 2014

Multi-Manager Emerging Markets Equity
Class A	$0.1165	$—	$—	December 18, 2014	December 16, 2014
Class B	$—	$—	$—	December 18, 2014	December 16, 2014
Class C	$0.0123	$—	$—	December 18, 2014	December 16, 2014
Class I	$0.1685	$—	$—	December 18, 2014	December 16, 2014
Class R	$0.0850	$—	$—	December 18, 2014	December 16, 2014
Class W	$0.1591	$—	$—	December 18, 2014	December 16, 2014

Multi-Manager International Equity
Class I	$0.2646	$0.1754	$0.2782	December 18, 2014	December 16, 2014

52

NOTES TO FINANCIAL STATEMENTS as of October 31, 2014 (continued)

NOTE 16 — SUBSEQUENT EVENTS (continued)

On September 12, 2014, the Board approved a proposal to reorganize Global Natural Resources (the “Disappearing Fund”), with and into Voya International Value Equity Fund, which is not included in this report (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund at a shareholder meeting scheduled to be held on or about May 5, 2015. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about May 22, 2015.

On November 6, 2014, shareholders of Global Opportunities approved the reorganization of Global

Opportunities with and into Global Equity Dividend. The reorganization occurred on November 22, 2014.

Effective close of business on November 7, 2014, advisory fee breakpoints were added to Global Equity Dividend.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

53

Voya Emerging Markets Equity Dividend Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 91.4%
	Brazil: 5.1%
33,261	Cia de Saneamento Basico do Estado de Sao Paulo	$260,273	1.3
16,928	Petroleo Brasileiro SA ADR	207,030	1.1
80,427	Other Securities	526,401	2.7
		993,704	5.1
	Chile: 2.5%
10,686	Banco Santander Chile ADR	226,436	1.2
16,155	Enersis SA ADR	255,088	1.3
		481,524	2.5
	China: 20.3%
57,500	BOC Hong Kong Holdings Ltd.	191,412	1.0
456,000	China Communications Services Corp., Ltd.	214,117	1.1
525,960	China Construction Bank	392,418	2.0
16,000	China Mobile Ltd.	199,080	1.0
280,600	China Petroleum & Chemical Corp.	243,340	1.2
94,000	China Resources Power Holdings Co.	273,601	1.4
510,000	China Shanshui Cement Group Ltd.	188,353	1.0
149,000	CNOOC Ltd.	233,317	1.2
148,000	Cosco Pacific Ltd.	194,754	1.0
592,005	Industrial and Commercial Bank of China Ltd.	393,068	2.0
87,000	Shanghai Industrial Holdings Ltd.	268,249	1.4
186,000	Zhejiang Expressway Co., Ltd.	187,555	1.0
1,520,343	Other Securities	989,532	5.0
		3,968,796	20.3
	Czech Republic: 1.8%
7,236	Other Securities	357,636	1.8
	Egypt: 0.6%
41,717	Other Securities	125,276	0.6
	Greece: 0.8%
65,166	Other Securities	157,187	0.8
	Hong Kong: 3.5%
53,922	AIA Group Ltd.	300,908	1.5
87,000	Hang Lung Properties Ltd.	271,677	1.4
2,560,000	Other Securities	117,255	0.6
		689,840	3.5
	Hungary: 0.6%
88,445	Other Securities	122,408	0.6
	India: 6.5%
12,263	Bank of Baroda	185,590	1.0
44,762	Coal India Ltd.	269,933	1.4
117,763	NTPC Ltd.	287,611	1.5
42,328	Oil & Natural Gas Corp., Ltd.	277,019	1.4
23,645	Other Securities	243,104	1.2
		1,263,257	6.5

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Indonesia: 1.3%
440,500	Indofood Sukses Makmur Tbk PT	$248,811	1.3
	Malaysia: 3.2%
127,800	IJM Corp. Bhd	268,869	1.4
308,954	Other Securities	361,631	1.8
		630,500	3.2
	Mexico: 2.0%
78,766	Grupo Financiero Santander Mexico SAB de CV	209,984	1.1
6,177	Other Securities	177,774	0.9
		387,758	2.0
	Panama: 1.4%
5,309	Other Securities	279,863	1.4
	Poland: 3.9%
27,082	Energa SA	201,412	1.0
1,688	Powszechny Zaklad Ubezpieczen SA	253,267	1.3
19,237	Other Securities	310,643	1.6
		765,322	3.9
	Qatar: 1.2%
8,119	Other Securities	226,454	1.2
	Russia: 6.2%
40,295	Gazprom OAO ADR	267,075	1.4
4,406	Lukoil OAO	217,207	1.1
151,124	Other Securities	723,542	3.7
		1,207,824	6.2
	Singapore: 0.9%
107,000	Other Securities	173,349	0.9
	South Africa: 5.9%
11,797	MTN Group Ltd.	261,222	1.3
23,649	Standard Bank Group Ltd.	297,807	1.5
144,322	Other Securities	603,801	3.1
		1,162,830	5.9
	South Korea: 11.5%
11,031	Hite Jinro Co. Ltd.	273,065	1.4
9,400	Hyundai Marine & Fire Insurance Co., Ltd.	248,256	1.3
6,091	Kangwon Land, Inc.	199,178	1.0
7,313	KB Financial Group, Inc.	286,668	1.5
7,598	KT Corp.	234,091	1.2
324	Samsung Electronics Co., Ltd.	377,830	1.9
5,573	Shinhan Financial Group Co., Ltd.	262,298	1.3
2,424	SK Innovation Co. Ltd.	198,284	1.0
618	Other Securities	178,501	0.9
		2,258,171	11.5
	Taiwan: 8.4%
388,371	CTBC Financial Holding Co. Ltd	272,357	1.4
16,093	MediaTek, Inc.	229,856	1.2

See Accompanying Notes to Financial Statements

54

Voya Emerging Markets Equity Dividend Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
336,545	Mega Financial Holdings Co., Ltd.	$279,129	1.4
107,000	Powertech Technology, Inc.	179,894	1.0
77,000	Quanta Computer, Inc.	193,848	1.0
65,000	Taiwan Semiconductor Manufacturing Co., Ltd.	281,767	1.4
74,000	Other Securities	199,839	1.0
		1,636,690	8.4
	Thailand: 1.4%
23,800	PTT PCL-Foreign	269,350	1.4
	Turkey: 2.4%
168,647	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	189,423	1.0
99,760	Turk Telekomunikasyon AS	286,562	1.4
		475,985	2.4
	Total Common Stock (Cost $17,669,567)	17,882,535	91.4
PREFERRED STOCK: 7.5%
	Brazil: 5.7%
12,529	Itau Unibanco Holding S.A.	185,819	1.0
12,818	Telefonica Brasil SA	261,802	1.3
39,180	Vale SA	340,744	1.7
102,294	Other Securities	323,603	1.7
		1,111,968	5.7
	Russia: 0.7%
102,310	Other Securities	135,352	0.7
	South Korea: 1.1%
604	Hyundai Motor Co.	69,810	0.3
1,275	Hyundai Motor Co. - Series 2	152,512	0.8
		222,322	1.1
	Total Preferred Stock (Cost $1,674,765)	1,469,642	7.5
	Total Investments in Securities (Cost $19,344,332)	$19,352,177	98.9
	Assets in Excess of Other Liabilities	216,437	1.1
	Net Assets	$19,568,614	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $19,615,632.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,919,148
Gross Unrealized Depreciation	(2,182,603)
Net Unrealized Depreciation	$(263,455)

Sector Diversification	Percentage of Net Assets
Financials	32.0%
Energy	11.2
Industrials	9.6
Telecommunication Services	9.4
Materials	9.1
Utilities	8.1
Information Technology	8.0
Consumer Discretionary	6.2
Consumer Staples	4.2
Health Care	1.1
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

55

Voya Emerging Markets Equity Dividend Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Brazil	$993,704	$—	$—	$993,704
Chile	481,524	—	—	481,524
China	187,555	3,757,547	23,694	3,968,796
Czech Republic	—	357,636	—	357,636
Egypt	125,276	—	—	125,276
Greece	—	157,187	—	157,187
Hong Kong	—	689,840	—	689,840
Hungary	—	122,408	—	122,408
India	—	1,263,257	—	1,263,257
Indonesia	—	248,811	—	248,811
Malaysia	386,362	244,138	—	630,500
Mexico	387,758	—	—	387,758
Panama	279,863	—	—	279,863
Poland	—	765,322	—	765,322
Qatar	—	226,454	—	226,454
Russia	543,490	664,334	—	1,207,824
Singapore	—	173,349	—	173,349
South Africa	—	1,162,830	—	1,162,830
South Korea	—	2,258,171	—	2,258,171
Taiwan	—	1,636,690	—	1,636,690
Thailand	—	269,350	—	269,350
Turkey	—	475,985	—	475,985
Total Common Stock	3,385,532	14,473,309	23,694	17,882,535
Preferred Stock	1,111,968	357,674	—	1,469,642
Total Investments, at fair value	$4,497,500	$14,830,983	$23,694	$19,352,177

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

56

Voya Global Equity Dividend Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.7%
	Australia: 0.6%
84,216	Other Securities	$417,071	0.6
	Belgium: 0.8%
18,000	Other Securities	601,702	0.8
	Canada: 4.0%
36,040	Cenovus Energy, Inc.	891,846	1.2
29,432	Shaw Communications, Inc. - Class B	755,745	1.0
43,104	Other Securities	1,285,232	1.8
		2,932,823	4.0
	France: 7.0%
17,541	BNP Paribas	1,102,311	1.5
19,206	Cie de Saint-Gobain	825,566	1.1
30,234	Gaz de France	734,078	1.0
15,123	Vinci S.A.	863,194	1.2
28,061	Other Securities	1,557,098	2.2
		5,082,247	7.0
	Germany: 3.1%
6,581	Siemens AG	742,293	1.0
35,223	Other Securities	1,486,910	2.1
		2,229,203	3.1
	Hong Kong: 0.5%
49,950	Other Securities	364,851	0.5
	Italy: 2.1%
42,664	Assicurazioni Generali S.p.A.	875,483	1.2
30,486	Other Securities	649,500	0.9
		1,524,983	2.1
	Japan: 8.1%
199,700	Mitsubishi UFJ Financial Group, Inc.	1,164,094	1.6
90,500	Nissan Motor Co., Ltd.	825,514	1.1
22,200	Sumitomo Mitsui Financial Group, Inc.	905,381	1.3
20,000	Takeda Pharmaceutical Co., Ltd.	866,967	1.2
104,900	Other Securities	2,067,982	2.9
		5,829,938	8.1
	Netherlands: 3.1%
67,000	ArcelorMittal	880,124	1.2
38,451	Royal Dutch Shell PLC	1,375,022	1.9
		2,255,146	3.1
	Singapore: 1.4%
245,000	Singapore Telecommunications Ltd.	721,103	1.0
17,000	Other Securities	304,567	0.4
		1,025,670	1.4
	Spain: 1.2%
57,500	Telefonica S.A.	865,240	1.2
	Sweden: 2.2%
66,671	Volvo AB - B Shares	769,413	1.1
55,190	Other Securities	828,894	1.1
		1,598,307	2.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland: 5.3%
26,753	Credit Suisse Group	$712,801	1.0
9,617	Novartis AG	892,485	1.2
3,677	Roche Holding AG - Genusschein	1,085,089	1.5
2,969	Zurich Insurance Group AG	898,505	1.3
32,764	Other Securities	218,855	0.3
		3,807,735	5.3
	Taiwan: 2.0%
41,199	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	907,202	1.3
35,700	Other Securities	509,902	0.7
		1,417,104	2.0
	United Kingdom: 12.9%
241,205	Barclays PLC	927,651	1.3
151,556	BP PLC	1,090,426	1.5
83,862	HSBC Holdings PLC	855,000	1.2
16,880	Imperial Tobacco Group PLC	733,295	1.0
94,895	Rexam PLC	723,274	1.0
20,461	Rio Tinto PLC	973,559	1.4
355,867	Vodafone Group PLC	1,183,415	1.6
377,264	Other Securities(a)	2,823,500	3.9
		9,310,120	12.9
	United States: 42.4%
14,575	AbbVie, Inc.	924,930	1.3
5,713	Amgen, Inc.	926,534	1.3
7,498	Apple, Inc.	809,784	1.1
10,350	Baxter International, Inc.	725,949	1.0
5,868	Chevron Corp.	703,867	1.0
47,769	Cisco Systems, Inc.	1,168,907	1.6
21,800	Citigroup, Inc.	1,166,954	1.6
24,700	ConAgra Foods, Inc.	848,445	1.2
13,289	Eli Lilly & Co.	881,459	1.2
11,214	ExxonMobil Corp.	1,084,506	1.5
38,068	Freeport-McMoRan, Inc.	1,084,938	1.5
20,200	Gap, Inc.	765,378	1.1
57,530	General Electric Co.	1,484,849	2.1
10,443	Johnson & Johnson	1,125,547	1.6
14,965	JPMorgan Chase & Co.	905,083	1.2
11,497	McDonald’s Corp.	1,077,614	1.5
20,528	Metlife, Inc.	1,113,439	1.5
24,343	Microsoft Corp.	1,142,904	1.6
17,437	Northeast Utilities	860,516	1.2
39,359	Pfizer, Inc.	1,178,802	1.6
10,432	PNC Financial Services Group, Inc.	901,220	1.2
8,854	Procter & Gamble Co.	772,689	1.1
36,800	Symantec Corp.	913,376	1.3
151,178	Other Securities	8,081,210	11.1
		30,648,900	42.4

See Accompanying Notes to Financial Statements

57

Voya Global Equity Dividend Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Total Common Stock (Cost $64,180,119)	$69,911,040	96.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Securities Lending Collateralcc(1): 0.3%
248,354	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $248,357, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $253,321, due 01/01/15-09/20/64) (Cost $248,354)	248,354	0.3
	Total Short-Term Investments (Cost $248,354)	248,354	0.3
	Total Investments in Securities (Cost $64,428,473)	$70,159,394	97.0
	Assets in Excess of Other Liabilities	2,151,265	3.0
	Net Assets	$72,310,659	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

ADR American Depositary Receipt

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $64,715,329.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,815,213
Gross Unrealized Depreciation	(3,371,148)
Net Unrealized Appreciation	$5,444,065

Sector Diversification	Percentage of Net Assets
Financials	19.6%
Health Care	13.1
Information Technology	11.8
Industrials	11.6
Energy	10.2
Consumer Discretionary	8.7
Consumer Staples	6.5
Materials	5.9
Telecommunication Services	5.0
Utilities	4.3
Short-Term Investments	0.3
Assets in Excess of Other Liabilities	3.0
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$417,071	$—	$417,071
Belgium	—	601,702	—	601,702
Canada	2,932,823	—	—	2,932,823
France	—	5,082,247	—	5,082,247
Germany	—	2,229,203	—	2,229,203
Hong Kong	—	364,851	—	364,851
Italy	—	1,524,983	—	1,524,983
Japan	—	5,829,938	—	5,829,938
Netherlands	—	2,255,146	—	2,255,146

See Accompanying Notes to Financial Statements

58

Voya Global Equity Dividend Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Singapore	—	1,025,670	—	1,025,670
Spain	—	865,240	—	865,240
Sweden	—	1,598,307	—	1,598,307
Switzerland	—	3,807,735	—	3,807,735
Taiwan	907,202	509,902	—	1,417,104
United Kingdom	589,126	8,720,994	—	9,310,120
United States	30,268,517	380,383	—	30,648,900
Total Common Stock	34,697,668	35,213,372	—	69,911,040
Short-Term Investments	—	248,354	—	248,354
Total Investments, at fair value	$34,697,668	$35,461,726	$—	$70,159,394

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

59

Voya Global Natural Resources Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Australia: 0.9%
238,869		Fortescue Metals Group Ltd.	$737,233	0.9
		Canada: 8.0%
73,400		Alamos Gold, Inc.	547,708	0.7
54,600		Barrick Gold Corp.	648,102	0.8
35,900	@	Dominion Diamond Corp.	502,323	0.6
40,121		Eldorado Gold Corp.	219,863	0.3
44,508		GoldCorp, Inc.	835,860	1.1
264,400	@	Lundin Mining Corp.	1,180,012	1.5
46,500	@	MEG Energy Corp.	1,122,222	1.4
30,200		Suncor Energy, Inc.	1,073,308	1.3
10,904		Other Securities	219,618	0.3
			6,349,016	8.0
		France: 1.7%
21,700		Total S.A. ADR	1,299,613	1.7
		Netherlands: 1.6%
17,973		Royal Dutch Shell PLC - Class A ADR	1,290,282	1.6
		Switzerland: 0.2%
431		Other Securities	184,658	0.2
		United Kingdom: 2.4%
44,500		Noble Corp. PLC	930,940	1.2
4,813		Randgold Resources Ltd. ADR	280,165	0.4
13,791		Rio Tinto PLC	656,192	0.8
			1,867,297	2.4
		United States: 82.7%
19,600		Albemarle Corp.	1,144,248	1.4
37,500		Anadarko Petroleum Corp.	3,441,750	4.3
24,100	@	C&J Energy Services, Inc.	465,371	0.6
6,500		CARBO Ceramics, Inc.	335,855	0.4
2,100		CF Industries Holdings, Inc.	546,000	0.7
40,667		Chevron Corp.	4,878,007	6.1
13,200		Cimarex Energy Co.	1,500,444	1.9
60,300	@	Cobalt International Energy, Inc.	706,113	0.9
28,200		ConocoPhillips	2,034,630	2.6
34,200		Consol Energy, Inc.	1,258,560	1.6
35,300		Devon Energy Corp.	2,118,000	2.7
38,700		EOG Resources, Inc.	3,678,435	4.6
74,364		ExxonMobil Corp.	7,191,742	9.1
18,700	@	Flotek Industries, Inc.	414,392	0.5
27,800	@	Forum Energy Technologies, Inc.	758,940	1.0
58,381		Freeport-McMoRan, Inc.	1,663,858	2.1
62,028		Halliburton Co.	3,420,224	4.3
29,500		Hess Corp.	2,501,895	3.2
52,200	@	Laredo Petroleum, Inc.	989,712	1.2
36,500	@	Newfield Exploration Co.	1,190,265	1.5
49,400		Occidental Petroleum Corp.	4,393,142	5.5

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
14,400		Packaging Corp. of America	$1,037,952	1.3
49,800		Patterson-UTI Energy, Inc.	1,146,894	1.4
40,350		Phillips 66	3,167,475	4.0
19,700		Range Resources Corp.	1,347,480	1.7
5,100		Royal Gold, Inc.	291,465	0.4
20,000	@	Sanchez Energy Corp.	341,400	0.4
58,860		Schlumberger Ltd.	5,807,128	7.3
21,900		Steel Dynamics, Inc.	503,919	0.6
20,100	@	Stillwater Mining Co	263,913	0.3
20,400		Superior Energy Services	513,060	0.6
7,300		Union Pacific Corp.	850,085	1.1
16,100	@	Unit Corp.	779,562	1.0
15,800		US Silica Holdings, Inc.	709,420	0.9
48,400		Valero Energy Corp.	2,424,356	3.1
22,400	@	Whiting Petroleum Corp.	1,371,776	1.7
62,800		Other Securities	532,163	0.7
			65,719,631	82.7
		Total Common Stock (Cost $66,281,152)	77,447,730	97.5
SHORT-TERM INVESTMENTS: 2.8%
		Mutual Funds: 2.8%
2,240,690		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $2,240,690)	2,240,690	2.8
		Total Short-Term Investments (Cost $2,240,690)	2,240,690	2.8
		Total Investments in Securities (Cost $68,521,842)	$79,688,420	100.3
		Liabilities in Excess of Other Assets	(240,807)	(0.3)
		Net Assets	$79,447,613	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of October 31, 2014.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $70,497,697.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,943,642
Gross Unrealized Depreciation	(7,752,919)
Net Unrealized Appreciation	$9,190,723

See Accompanying Notes to Financial Statements

60

Voya Global Natural Resources Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	26.8%
Oil & Gas Exploration & Production	19.7
Energy Equipment & Services	8.7
Oil & Gas Refining & Marketing	7.1
Oil & Gas Equipment & Services	5.9
Materials	4.8
Oil & Gas Services	4.7
Energy	4.2
Metals & Mining	2.9
Oil & Gas Drilling	2.2
Gold	2.2
Mining	1.7

Industry Diversification	Percentage of Net Assets
Coal & Consumable Fuels	1.6
Diversified Metals & Mining	1.5
Paper Packaging	1.3
Road & Rail	1.1
Retail	0.6
Precious Metals & Minerals	0.3
Machinery-Diversified	0.2
Short-Term Investments	2.8
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$737,233	$—	$737,233
Canada	6,349,016	—	—	6,349,016
France	1,299,613	—	—	1,299,613
Netherlands	1,290,282	—	—	1,290,282
Switzerland	—	184,658	—	184,658
United Kingdom	1,211,105	656,192	—	1,867,297
United States	65,719,631	—	—	65,719,631
Total Common Stock	75,869,647	1,578,083	—	77,447,730
Short-Term Investments	2,240,690	—	—	2,240,690
Total Investments, at fair value	$78,110,337	$1,578,083	$—	$79,688,420

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

61

Voya Global Opportunities Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.2%
	Brazil: 1.7%
150,035	Other Securities	$602,479	1.7
	Cambodia: 0.4%
168,000	Other Securities	141,266	0.4
	Canada: 2.6%
15,527	GoldCorp, Inc.	291,597	0.8
10,236	Suncor Energy, Inc.	363,466	1.1
26,489	Other Securities	239,803	0.7
		894,866	2.6
	China: 3.6%
1,164,601	Other Securities	1,255,109	3.6
	Denmark: 1.1%
8,166	Novo Nordisk A/S	369,125	1.1
	France: 2.9%
4,771	Sanofi	432,921	1.3
7,191	Other Securities	563,233	1.6
		996,154	2.9
	Germany: 2.9%
25,929 L	Aixtron AG	316,371	0.9
10,891	Deutsche Bank AG	340,576	1.0
10,144	Osram Licht AG	356,348	1.0
		1,013,295	2.9
	Hong Kong: 2.4%
74,000	Galaxy Entertainment Group Ltd.	506,005	1.4
1,048,200	Other Securities	343,341	1.0
		849,346	2.4
	India: 1.0%
59,628	ITC Ltd.	344,792	1.0
	Indonesia: 2.0%
7,321,096	Other Securities	700,241	2.0
	Japan: 7.7%
32,100	Astellas Pharma, Inc.	498,208	1.4
18,000	Mitsubishi Estate Co., Ltd.	458,546	1.3
13,000	Mitsui Fudosan Co., Ltd.	418,164	1.2
58,900	Resona Holdings, Inc.	336,895	1.0
10,000	Sumitomo Mitsui Financial Group, Inc.	407,829	1.2
9,500	Toyota Motor Corp.	571,684	1.6
		2,691,326	7.7
	Malaysia: 0.6%
255,500	Other Securities	194,216	0.6
	Netherlands: 4.8%
6,205	Koninklijke DSM NV	388,793	1.1
12,790	Royal Dutch Shell PLC	457,375	1.3
16,877	Unilever NV	654,126	1.9
10,661	Other Securities(a)	172,359	0.5
		1,672,653	4.8
	Norway: 0.7%
10,416	Other Securities	234,221	0.7

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Philippines: 0.4%
38,080		Other Securities	$157,735	0.4
		Russia: 0.8%
27,837		Other Securities	298,174	0.8
		South Africa: 0.7%
1,866		Other Securities	232,745	0.7
		South Korea: 1.8%
369		Samsung Electronics Co., Ltd.	430,306	1.3
12,029		Other Securities	184,889	0.5
			615,195	1.8
		Switzerland: 4.3%
11,100		Novartis AG	1,030,112	3.0
6,918		Other Securities	467,830	1.3
			1,497,942	4.3
		Taiwan: 0.3%
27,000		Other Securities	102,866	0.3
		United Kingdom: 11.1%
8,088		British American Tobacco PLC	458,406	1.3
74,610		HSBC Holdings PLC	760,673	2.2
9,895		Imperial Tobacco Group PLC	429,855	1.2
8,340		Rio Tinto PLC	396,827	1.1
62,054		Standard Chartered PLC	934,074	2.7
55,371		Telecity Group PLC	683,769	2.0
12,216		Other Securities	203,591	0.6
			3,867,195	11.1
		United States: 45.4%
9,798		AbbVie, Inc.	621,781	1.8
6,416		Amgen, Inc.	1,040,547	3.0
6,080		Apple, Inc.	656,640	1.9
3,178		Celgene Corp.	340,332	1.0
22,825		Citigroup, Inc.	1,221,822	3.5
16,221		EMC Corp.	466,029	1.3
2,165		Equinix, Inc.	452,268	1.3
7,373		Estee Lauder Cos., Inc.	554,302	1.6
8,028		ExxonMobil Corp.	776,388	2.2
4,195	@	Gilead Sciences, Inc.	469,840	1.3
916		Google, Inc.	512,117	1.5
7,495		Las Vegas Sands Corp.	466,639	1.3
5,461		McDonald’s Corp.	511,860	1.5
4,507		Monsanto Co.	518,485	1.5
24,697		Pfizer, Inc.	739,675	2.1
276	@	Priceline.com, Inc.	332,914	1.0
2,886		Schlumberger Ltd.	284,733	0.8
9,421	@	Sensata Technologies Holdings N.V.	459,839	1.3
5,206		SM Energy Co.	293,098	0.8
4,714		Thermo Fisher Scientific, Inc.	554,225	1.6
10,177	@,L	Universal Display Corp.	318,337	0.9

See Accompanying Notes to Financial Statements

62

Voya Global Opportunities Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
9,090	Veeco Instruments, Inc.	$327,149	0.9
4,837	Wesco International, Inc.	398,617	1.1
13,848	Yum! Brands, Inc.	994,702	2.9
76,514	Other Securities	2,528,718	7.3
		15,841,057	45.4
	Total Common Stock (Cost $30,234,426)	34,571,998	99.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Securities Lending Collateralcc(1): 1.0%
353,612	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $353,616, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $360,684, due 01/01/15-09/20/64) (Cost $353,612)	353,612	1.0
	Total Short-Term Investments (Cost $353,612)	353,612	1.0
	Total Investments in Securities (Cost $30,588,038)	$34,925,610	100.2
	Liabilities in Excess of Other Assets	(59,878)	(0.2)
	Net Assets	$34,865,732	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $30,957,919.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,021,059
Gross Unrealized Depreciation	(3,053,368)
Net Unrealized Appreciation	$3,967,691

Sector Diversification	Percentage of Net Assets
Health Care	17.6%
Financials	17.0
Consumer Discretionary	15.3
Information Technology	15.2
Consumer Staples	9.9
Energy	9.2
Industrials	6.9
Materials	6.7
Telecommunication Services	0.7
Utilities	0.7
Short-Term Investments	1.0
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

63

Voya Global Opportunities Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Brazil	$602,479	$—	$—	$602,479
Cambodia	—	141,266	—	141,266
Canada	894,866	—	—	894,866
China	97,713	1,157,396	—	1,255,109
Denmark	—	369,125	—	369,125
France	146,453	849,701	—	996,154
Germany	—	1,013,295	—	1,013,295
Hong Kong	146,096	703,250	—	849,346
India	—	344,792	—	344,792
Indonesia	—	700,241	—	700,241
Japan	—	2,691,326	—	2,691,326
Malaysia	—	194,216	—	194,216
Netherlands	—	1,672,653	—	1,672,653
Norway	—	234,221	—	234,221
Philippines	—	157,735	—	157,735
Russia	120,113	178,061	—	298,174
South Africa	—	232,745	—	232,745
South Korea	—	615,195	—	615,195
Switzerland	—	1,497,942	—	1,497,942
Taiwan	—	102,866	—	102,866
United Kingdom	—	3,867,195	—	3,867,195
United States	15,841,057	—	—	15,841,057
Total Common Stock	17,848,777	16,723,221	—	34,571,998
Short-Term Investments	—	353,612	—	353,612
Total Investments, at fair value	$17,848,777	$17,076,833	$—	$34,925,610

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

64

Voya International Core Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Belgium: 0.2%
13,230		Other Securities	$519,257	0.2
		Brazil: 0.8%
199,470		Other Securities	2,486,171	0.8
		Canada: 5.8%
49,640		Canadian National Railway Co.	3,499,751	1.2
97,920		Imperial Oil Ltd.	4,711,594	1.6
39,940		Tim Hortons, Inc.	3,236,166	1.1
108,900		TransCanada Corp.	5,367,459	1.9
			16,814,970	5.8
		China: 4.1%
31,462	@	Alibaba Group Holding Ltd. ADR	3,102,153	1.1
10,754	@	Baidu.com ADR	2,567,732	0.9
410,000		ENN Energy Holdings Ltd.	2,660,245	0.9
2,738,520		Other Securities	3,649,203	1.2
			11,979,333	4.1
		Colombia: 0.3%
72,530		Other Securities	977,704	0.3
		Denmark: 0.2%
33,419		Other Securities	708,662	0.2
		Finland: 0.6%
39,400		Other Securities	1,696,875	0.6
		France: 10.0%
57,088		Air Liquide	6,891,416	2.4
34,293		Essilor International SA	3,786,695	1.3
162,891		Rexel SA	2,738,039	0.9
62,856		Schneider Electric SE	4,952,176	1.7
23,671		Unibail-Rodamco SE	6,069,415	2.1
199,873		Other Securities	4,656,119	1.6
			29,093,860	10.0
		Germany: 2.4%
77,427		Deutsche Post AG	2,438,159	0.8
113,652		Other Securities	4,535,418	1.6
			6,973,577	2.4
		Greece: 1.2%
3,201,726		Other Securities	3,391,519	1.2
		Hong Kong: 0.7%
89,600		Other Securities	1,985,942	0.7
		India: 2.1%
144,782		ICICI Bank Ltd.	3,845,289	1.3
395,201		Other Securities	2,238,640	0.8
			6,083,929	2.1
		Ireland: 0.8%
5,911,667	@	Governor & Co. of the Bank of Ireland	2,327,152	0.8
		Italy: 6.2%
212,346		Assicurazioni Generali S.p.A.	4,357,428	1.5
89,422		Luxottica Group S.p.A.	4,561,206	1.6
881,285		Snam Rete Gas S.p.A.	4,765,532	1.6

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Italy (continued)
826,473		Other Securities	$4,349,209	1.5
			18,033,375	6.2
		Japan: 20.2%
74,800		Asahi Group Holdings, Ltd.	2,320,211	0.8
19,560		Daito Trust Construction Co., Ltd.	2,437,192	0.8
381,000		Hitachi Ltd.	2,993,698	1.0
221,600		Isuzu Motors Ltd.	2,891,300	1.0
716,740		Mitsubishi UFJ Financial Group, Inc.	4,178,031	1.4
121,850		Mitsui Fudosan Co., Ltd.	3,919,481	1.3
665,000		NEC Corp.	2,351,691	0.8
38,000		Nippon Telegraph & Telephone Corp.	2,364,317	0.8
78,200		Olympus Corp.	2,807,777	1.0
39,500		Ono Pharmaceutical Co., Ltd.	3,987,308	1.4
214,800		Rakuten, Inc.	2,422,186	0.8
122,820		Seven & I Holdings Co., Ltd.	4,796,874	1.7
696,000		Toshiba Corp.	3,073,618	1.1
797,570		Other Securities	18,427,073	6.3
			58,970,757	20.2
		Netherlands: 4.3%
22,914		ASML Holding NV	2,284,807	0.8
1,052,981		Koninklijke KPN NV	3,466,128	1.2
46,399	@	NXP Semiconductor NV	3,185,755	1.1
99,773		Royal Dutch Shell PLC - Class A	3,564,051	1.2
			12,500,741	4.3
		Panama: 0.1%
23,900		Other Securities	355,871	0.1
		Portugal: 0.5%
108,261		Other Securities	1,569,617	0.5
		South Korea: 1.6%
64,828	@	SK Hynix, Inc.	2,890,959	1.0
20,523		Other Securities	1,890,436	0.6
			4,781,395	1.6
		Spain: 1.4%
571,149		Other Securities	4,182,890	1.4
		Sweden: 2.6%
87,845		Assa Abloy AB	4,663,216	1.6
123,880		Other Securities	2,873,536	1.0
			7,536,752	2.6
		Switzerland: 10.4%
104,376		Julius Baer Group Ltd.	4,575,606	1.6
107,399		Novartis AG	9,966,936	3.4
21,817		Roche Holding AG - Genusschein	6,438,232	2.2
287,300		UBS AG - Reg	4,995,614	1.7
325,254		Other Securities	4,268,821	1.5
			30,245,209	10.4

See Accompanying Notes to Financial Statements

65

Voya International Core Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Taiwan: 2.2%
1,502,000		Taiwan Semiconductor Manufacturing Co., Ltd.	$6,510,978	2.2
		United Arab Emirates: 0.7%
186,986		Other Securities	1,982,515	0.7
		United Kingdom: 12.7%
141,191		AstraZeneca PLC	10,313,728	3.5
220,043		BG Group PLC	3,667,227	1.3
322,674		British Sky Broadcasting PLC	4,572,998	1.6
236,722		CRH PLC - London	5,259,992	1.8
129,081		Diageo PLC	3,806,890	1.3
351,355	@	International Consolidated Airlines Group SA	2,304,874	0.8
133,283		WPP PLC	2,603,358	0.9
348,585		Other Securities	4,476,872	1.5
			37,005,939	12.7
		United States: 3.8%
77,892		Anheuser-Busch InBev Worldwide, Inc.	8,637,777	3.0
57,631	#	Electrica SA GDR	745,169	0.2
64,210		Other Securities	1,639,923	0.6
			11,022,869	3.8
		Total Common Stock (Cost $269,014,630)	279,737,859	95.9
SHORT-TERM INVESTMENTS: 4.1%
		Mutual Funds: 4.1%
11,928,565		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $11,928,565)	11,928,565	4.1
		Total Short-Term Investments (Cost $11,928,565)	11,928,565	4.1
		Total Investments in Securities (Cost $280,943,195)	$291,666,424	100.0
		Liabilities in Excess of Other Assets	(41,111)	—
		Net Assets	$291,625,313	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of October 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Cost for federal income tax purposes is $282,042,642.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,441,263
Gross Unrealized Depreciation	(10,817,481)
Net Unrealized Appreciation	$9,623,782

Sector Diversification	Percentage of Net Assets
Financials	20.7%
Health Care	15.9
Industrials	14.3
Consumer Discretionary	10.4
Information Technology	9.4
Energy	7.9
Consumer Staples	7.1
Materials	5.3
Telecommunication Services	3.7
Utilities	1.2
Short-Term Investments	4.1
Liabilities in Excess of Other Assets	—
Net Assets	100.0%

See Accompanying Notes to Financial Statements

66

Voya International Core Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$519,257	$—	$519,257
Brazil	2,486,171	—	—	2,486,171
Canada	16,814,970	—	—	16,814,970
China	5,669,885	6,309,448	—	11,979,333
Colombia	977,704	—	—	977,704
Denmark	—	708,662	—	708,662
Finland	—	1,696,875	—	1,696,875
France	—	29,093,860	—	29,093,860
Germany	—	6,973,577	—	6,973,577
Greece	—	3,391,519	—	3,391,519
Hong Kong	—	1,985,942	—	1,985,942
India	—	6,083,929	—	6,083,929
Ireland	—	2,327,152	—	2,327,152
Italy	—	18,033,375	—	18,033,375
Japan	—	58,970,757	—	58,970,757
Netherlands	3,185,755	9,314,986	—	12,500,741
Panama	355,871	—	—	355,871
Portugal	—	1,569,617	—	1,569,617
South Korea	—	4,781,395	—	4,781,395
Spain	—	4,182,890	—	4,182,890
Sweden	—	7,536,752	—	7,536,752
Switzerland	—	30,245,209	—	30,245,209
Taiwan	—	6,510,978	—	6,510,978
United Arab Emirates	1,982,515	—	—	1,982,515
United Kingdom	—	37,005,939	—	37,005,939
United States	2,385,092	8,637,777	—	11,022,869
Total Common Stock	33,857,963	245,879,896	—	279,737,859
Short-Term Investments	11,928,565	—	—	11,928,565
Total Investments, at fair value	$45,786,528	$245,879,896	$—	$291,666,424

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

67

Voya International Core Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$78,378
Total	$78,378

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$123,669
Total	$123,669

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

68

Voya Multi-Manager Emerging Markets Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Argentina: 0.8%
112,600		Other Securities(a)	$2,026,252	0.8
		Brazil: 11.9%
148,941	@	B2W Cia Digital	1,940,278	0.8
55,400		BRF SA ADR	1,443,170	0.6
158,120		Embraer SA	1,530,852	0.6
205,700		Hypermarcas SA	1,436,970	0.6
302,453		Itau Unibanco Holding SA ADR	4,464,206	1.8
205,700		Petroleo Brasileiro SA ADR	2,406,690	1.0
55,700		Tim Participacoes SA ADR	1,532,864	0.6
338,259		Tim Participacoes SA	1,838,795	0.8
68,900		Vale SA ADR	695,201	0.3
122,083 L		Vale SA Pref ADR	1,069,447	0.4
1,347,112		Other Securities(a)	10,651,674	4.4
			29,010,147	11.9
		Chile: 0.6%
58,900		Other Securities(a)	1,331,631	0.6
		China: 20.1%
30,320	@	Baidu.com ADR	7,239,506	3.0
5,117,000		Bank of China Ltd.	2,449,259	1.0
4,686,000		China Construction Bank	3,496,221	1.4
23,000		China Mobile Ltd. ADR	1,428,070	0.6
442,000		China Mobile Ltd.	5,499,593	2.3
3,705,850		China Petroleum & Chemical Corp.	3,213,758	1.3
2,316,000		China Telecom Corp., Ltd.	1,476,347	0.6
4,700 L		CNOOC Ltd. ADR	734,939	0.3
1,179,000		CNOOC Ltd.	1,846,183	0.8
1,126,000		Lenovo Group Ltd.	1,659,730	0.7
41,700	@	Sohu.com, Inc.	2,026,203	0.8
216,000		Tsingtao Brewery Co., Ltd.	1,596,712	0.6
2,132,600		Uni-President China Holdings Ltd.	1,971,689	0.8
9,823,228		Other Securities(a)	14,406,096	5.9
			49,044,306	20.1
		Cyprus: 0.2%
12,000		Other Securities	380,040	0.2
		Egypt: 0.1%
35,100		Other Securities	232,011	0.1
		Greece: 0,1%
28,310		Other Securities	342,974	0.1
		Hong Kong: 0.6%
4,928,750		Other Securities	1,561,122	0.6
		Hungary: 0.1%
17,560		Other Securities	267,873	0.1
		India: 7.0%
79,470		Housing Development Finance Corp.	1,431,311	0.6
25,900		ICICI Bank Ltd. ADR	1,459,724	0.6
69,707		Reliance Industries Ltd. GDR	2,253,090	0.9
193,993		Reliance Industries Ltd.	3,148,544	1.3

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India (continued)
35,220		Tata Motors Ltd. ADR	$1,658,862	0.7
1,229,133		Other Securities	7,054,560	2.9
			17,006,091	7.0
		Indonesia: 1.4%
8,481,800		Other Securities	3,419,375	1.4
		Israel: 1.4%
58,800		Teva Pharmaceutical Industries Ltd. ADR	3,320,436	1.4
		Malaysia: 0.2%
974,987		Other Securities	557,389	0.2
		Mexico: 4.9%
78,100		America Movil SAB de CV ADR	1,906,421	0.8
286,858		Grupo Financiero Banorte	1,838,362	0.7
100,000		Grupo Televisa SAB ADR	3,614,000	1.5
730,795		Other Securities	4,616,920	1.9
			11,975,703	4.9
		Poland: 0.9%
489,262		Other Securities	2,203,589	0.9
		Russia: 7.3%
73,613		Lukoil OAO ADR	3,608,463	1.5
76,120		MMC Norilsk Nickel ADR	1,420,337	0.6
131,152		Mobile Telesystems OJSC ADR	1,875,474	0.8
355,578		Sberbank of Russia ADR	2,698,837	1.1
66,500	@	Yandex NV	1,903,230	0.8
1,050,034		Other Securities	6,216,573	2.5
			17,722,914	7.3
		South Africa: 5.9%
116,275		MTN Group Ltd.	2,574,684	1.1
15,300		Sasol Ltd. ADR	767,907	0.3
38,480		Sasol Ltd.	1,921,508	0.8
296,294		Steinhoff International Holdings Ltd.	1,515,844	0.6
219,915		Woolworths Holdings Ltd./South Africa	1,565,687	0.7
633,041		Other Securities(a)	5,893,048	2.4
			14,238,678	5.9
		South Korea: 19.7%
38,140	@	SK Hynix, Inc.	1,700,826	0.7
10,281		Hyundai Motor Co.	1,631,406	0.7
40,800		KB Financial Group, Inc. ADR	1,578,960	0.7
4,116		KCC Corp.	2,278,758	0.9
913		Lotte Chilsung Beverage Co., Ltd.	1,445,174	0.6
9,546		Samsung Electronics Co., Ltd. GDR	5,508,702	2.3
5,061		Samsung Electronics Co., Ltd.	5,901,847	2.4
16,658		Samsung Life Insurance Co. Ltd.	1,816,997	0.7
73,215		Shinhan Financial Group Co., Ltd.	3,445,924	1.4
11,270		SK Telecom Co., Ltd.	2,824,250	1.2

See Accompanying Notes to Financial Statements

69

Voya Multi-Manager Emerging Markets Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea (continued)
126,800		SK Telecom Co., Ltd. ADR	$3,523,772	1.4
439,632		Other Securities	16,216,961	6.7
			47,873,577	19.7
		Taiwan: 8.4%
124,000		MediaTek, Inc.	1,771,087	0.7
773,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,350,856	1.4
210,681		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,639,196	1.9
7,334,474		Other Securities	10,684,750	4.4
			20,445,889	8.4
		Thailand: 2.0%
241,300		Bangkok Bank PCL - Foreign	1,496,463	0.6
5,290,600		Other Securities	3,388,681	1.4
			4,885,144	2.0
		Turkey: 3.0%
698,201		Eregli Demir ve Celik Fabrikalari TAS	1,455,220	0.6
1,525,340		Other Securities	5,837,419	2.4
			7,292,639	3.0
		United Arab Emirates: 0.5%
961,031		Other Securities	1,273,834	0.5
		United Kingdom: 0.2%
58,750		Other Securities	538,704	0.2
		United States: 0.6%
34,000	@	Yahoo!, Inc.	1,565,700	0.6
		Total Common Stock (Cost $226,765,388)	238,516,018	97.9
PREFERRED STOCK: 0.2%
		Brazil: 0.2%
169,955		Other Securities	619,960	0.2
		Total Preferred Stock (Cost $750,335)	619,960	0.2
		Total Long-Term Investments (Cost $227,515,723)	239,135,978	98.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc(1): 2.5%
1,433,835	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $1,433,850, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,462,512, due 01/01/15-09/20/64)	1,433,835	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1) (continued)
301,839	Citigroup, Inc., Repurchase Agreement dated 10/31/14, 0.10%, due 11/03/14 (Repurchase Amount $301,841, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $307,876, due 10/31/16-02/15/41)	$301,839	0.1
1,433,835	Daiwa Capital Markets, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,433,853, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,462,512, due 09/24/15-03/01/48)	1,433,835	0.6
1,433,835	Nomura Securities, Repurchase Agreement dated 10/31/14, 0.11%, due 11/03/14 (Repurchase Amount $1,433,848, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,462,512, due 11/03/14-11/01/44)	1,433,835	0.6
1,433,835	State of Wisconsin Investment Board, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,433,853, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,464,398, due 04/15/16-01/15/29)	1,433,835	0.6
		6,037,179	2.5
	Total Short-Term Investments (Cost $6,037,179)	6,037,179	2.5
	Total Investments in Securities (Cost $233,552,902)	$245,173,157	100.6
	Liabilities in Excess of Other Assets	(1,564,692)	(0.6)
	Net Assets	$243,608,465	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

70

Voya Multi-Manager Emerging Markets Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at October 31, 2014.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $234,492,808.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,814,908
Gross Unrealized Depreciation	(18,134,559)
Net Unrealized Appreciation	$10,680,349

Sector Diversification	Percentage of Net Assets
Information Technology	22.9%
Financials	18.0
Telecommunication Services	13.2
Energy	11.8
Consumer Discretionary	10.3
Consumer Staples	7.4
Industrials	5.8
Materials	5.3
Utilities	1.7
Health Care	1.7
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

71

Voya Multi-Manager Emerging Markets Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Argentina	$2,026,252	$—	$—	$2,026,252
Brazil	29,010,147	—	—	29,010,147
Chile	1,331,631	—	—	1,331,631
China	17,994,549	31,049,757	—	49,044,306
Cyprus	380,040	—	—	380,040
Egypt	—	232,011	—	232,011
Greece	—	342,974	—	342,974
Hong Kong	—	1,561,122	—	1,561,122
Hungary	—	267,873	—	267,873
India	3,118,586	13,887,505	—	17,006,091
Indonesia	—	3,419,375	—	3,419,375
Israel	3,320,436	—	—	3,320,436
Malaysia	—	557,389	—	557,389
Mexico	11,975,703	—	—	11,975,703
Poland	—	2,203,589	—	2,203,589
Russia	9,734,830	7,988,084	—	17,722,914
South Africa	1,117,104	13,121,574	—	14,238,678
South Korea	7,227,084	40,646,493	—	47,873,577
Taiwan	4,639,196	15,806,693	—	20,445,889
Thailand	—	4,598,128	287,016	4,885,144
Turkey	771,001	6,521,638	—	7,292,639
United Arab Emirates	—	1,273,834	—	1,273,834
United Kingdom	—	538,704	—	538,704
United States	1,565,700	—	—	1,565,700
Total Common Stock	94,212,259	144,016,743	287,016	238,516,018
Preferred Stock	619,960	—	—	619,960
Short-Term Investments	—	6,037,179	—	6,037,179
Total Investments, at fair value	$94,832,219	$150,053,922	$287,016	$245,173,157

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(60,339)
Total	$(60,339)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

72

Voya Multi-Manager International Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Australia: 4.0%
112,099		Australia & New Zealand Banking Group Ltd.	$3,317,085	0.7
51,882		Cochlear Ltd.	3,362,588	0.7
193,613		Seek Ltd.	2,841,258	0.6
1,139,592		Other Securities(a)	10,084,994	2.0
			19,605,925	4.0
		Austria: 0.1%
65,291		Other Securities	728,022	0.1
		Belgium: 0.8%
20,761		Solvay S.A.	2,834,284	0.6
16,238		Other Securities	872,235	0.2
			3,706,519	0.8
		Brazil: 0.7%
243,779		Other Securities	3,341,635	0.7
		Canada: 0.9%
150,325		Other Securities	4,542,805	0.9
		China: 2.7%
15,300	@	Baidu.com ADR	3,653,181	0.8
3,411,771		Other Securities(a)	9,383,859	1.9
			13,037,040	2.7
		Denmark: 2.6%
46,395		Carlsberg A/S	4,091,977	0.9
96,527		Novo Nordisk A/S	4,363,283	0.9
123,700		Other Securities	4,087,398	0.8
			12,542,658	2.6
		Finland: 1.1%
161,756		Other Securities	5,182,448	1.1
		France: 7.9%
149,161		AXA S.A.	3,445,398	0.7
83,308		BNP Paribas	5,235,240	1.1
133,071		Gaz de France	3,230,950	0.7
33,993		Sanofi	3,084,525	0.6
486,194		Other Securities	23,295,987	4.8
			38,292,100	7.9
		Germany: 2.8%
53,873		Bayer AG	7,705,003	1.6
127,031		Other Securities	5,956,390	1.2
			13,661,393	2.8
		Greece: 0.1%
438,544		Other Securities	637,741	0.1
		Hong Kong: 2.1%
48,400		Jardine Matheson Holdings Ltd.	2,900,513	0.6
2,002,900		Other Securities	7,390,242	1.5
			10,290,755	2.1
		India: 1.3%
579,455		Other Securities	6,422,005	1.3
		Indonesia: 0.2%
1,686,500		Other Securities	857,101	0.2
		Ireland: 0.7%
133,272		Other Securities	3,172,841	0.7

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Israel: 0.6%
200,918	Other Securities(a)	$2,862,462	0.6
	Italy: 2.7%
135,732	ENI S.p.A.	2,891,754	0.6
1,528,433	Other Securities	10,133,626	2.1
		13,025,380	2.7
	Japan: 19.0%
193,300	Daiwa House Industry Co., Ltd.	3,657,157	0.8
469,000	Hitachi Ltd.	3,685,156	0.8
135,100	Japan Tobacco, Inc.	4,609,484	0.9
57,200	KDDI Corp.	3,756,293	0.8
16,000	Mitsubishi Estate Co., Ltd.	407,596	0.1
814,800	Mitsubishi UFJ Financial Group, Inc.	4,749,644	1.0
160,100	MS&AD Insurance Group Holdings, Inc.	3,460,846	0.7
50,100	Nippon Telegraph & Telephone Corp.	3,117,165	0.6
84,500	Olympus Corp.	3,033,979	0.6
73,700	Seven & I Holdings Co., Ltd.	2,878,437	0.6
33,400	Shimano, Inc.	4,429,019	0.9
92,900	Sumitomo Mitsui Financial Group, Inc.	3,788,733	0.8
75,100	Toyota Motor Corp.	4,519,309	0.9
2,072,200	Other Securities	46,144,819	9.5
		92,237,637	19.0
	Luxembourg: 0.1%
9,107	Other Securities	567,083	0.1
	Macau: 0.2%
164,800	Other Securities	1,027,876	0.2
	Malaysia: 0.1%
429,100	Other Securities	430,656	0.1
	Mexico: 0.1%
141,700	Other Securities	414,500	0.1
	Netherlands: 3.5%
51,753	Airbus Group NV	3,089,706	0.6
254,145	Royal Dutch Shell PLC - Class A	9,078,464	1.9
18,233	Royal Dutch Shell PLC - Class B	673,623	0.1
638,813	Other Securities	4,315,825	0.9
		17,157,618	3.5
	New Zealand: 0.3%
517,484	Other Securities(a)	1,589,160	0.3
	Norway: 0.6%
357,150	Other Securities	2,751,511	0.6
	Philippines: 0.3%
2,475,200	Other Securities	1,394,992	0.3
	Portugal: 0.0%
16,890	Other Securities	147,815	0.0
	Russia: 0.3%
81,820	Other Securities	1,444,857	0.3
	Singapore: 0.6%
167,454	United Overseas Bank Ltd.	3,000,053	0.6
	South Africa: 0.9%
252,068	Other Securities	4,328,113	0.9

See Accompanying Notes to Financial Statements

73

Voya Multi-Manager International Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: 1.4%
2,700		Samsung Electronics Co., Ltd. GDR	$1,558,087	0.3
1,580		Samsung Electronics Co., Ltd.	1,842,505	0.4
10,518		Other Securities	3,325,796	0.7
			6,726,388	1.4
		Spain: 2.2%
804,391		Other Securities(a)	10,858,287	2.2
		Sweden: 4.8%
128,790		Atlas Copco AB - Class B	3,411,369	0.7
148,029		Kinnevik Investment AB	4,700,348	1.0
117,234		Svenska Handelsbanken AB	5,604,397	1.1
298,882		Other Securities	9,617,755	2.0
			23,333,869	4.8
		Switzerland: 8.1%
109,160		Nestle S.A.	8,005,155	1.7
67,309		Novartis AG	6,246,469	1.3
29,391		Roche Holding AG - Genusschein	8,673,332	1.8
524,060		Other Securities	16,243,222	3.3
			39,168,178	8.1
		Taiwan: 1.5%
175,000		Taiwan Semiconductor Manufacturing Co., Ltd.	758,603	0.1
168,000		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,699,360	0.8
402,435		Other Securities	2,821,830	0.6
			7,279,793	1.5
		Thailand: 0.2%
1,131,700		Other Securities	901,023	0.2
		Turkey: 0.6%
798,517		Turkiye Garanti Bankasi A/S	3,116,527	0.6
		United Arab Emirates: 0.1%
25,046		Other Securities	483,241	0.1
		United Kingdom: 19.0%
71,668	@	ASOS PLC	3,055,957	0.6
38,456		AstraZeneca PLC	2,809,136	0.6
916,272		Barclays PLC	3,523,892	0.7
410,186		BG Group PLC	6,836,142	1.4
62,114		British American Tobacco PLC	3,520,456	0.7
211,900		Hargreaves Lansdown PLC	3,376,452	0.7
467,820		HSBC Holdings PLC	4,769,574	1.0
70,090		Johnson Matthey PLC	3,346,195	0.7
226,818		Prudential PLC	5,252,181	1.1
65,200		Rio Tinto PLC	3,102,296	0.7
82,453		Unilever PLC	3,316,698	0.7
1,215,089		Vodafone Group PLC	4,040,707	0.8
5,954,642		Other Securities(a)	45,081,989	9.3
			92,031,675	19.0
		United States: 2.2%
27,626		Anheuser-Busch InBev Worldwide, Inc.	3,063,565	0.6

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
203,605	Other Securities	$7,531,898	1.6
		10,595,463	2.2
	Total Common Stock (Cost $451,052,010)	472,895,145	97.4
PREFERRED STOCK: 0.4%
	Brazil: 0.1%
28,772	Other Securities	426,721	0.1
	Germany: 0.3%
16,704	Other Securities	1,609,392	0.3
	United Kingdom: 0.0%
7,429,950	Other Securities	11,886	0.0
	United States: 0.0%
5,351	Other Securities	9,957	0.0
	Total Preferred Stock (Cost $2,561,059)	2,057,956	0.4
	Total Long-Term Investments (Cost $453,613,070)	474,953,101	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc(1): 1.1%
271,193	Bank of Nova Scotia, Repurchase Agreement dated 10/31/14, 0.09%, due 11/03/14 (Repurchase Amount $271,195, collateralized by various U.S. Government Securities, 0.125%-3.750%, Market Value plus accrued interest $276,619, due 01/15/16-02/15/43)	271,193	0.0
1,288,246	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $1,288,260, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,314,011, due 01/01/15-09/20/64)	1,288,246	0.3
1,288,246	Daiwa Capital Markets, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,288,262, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,314,011, due 09/24/15-03/01/48)	1,288,246	0.3

  See Accompanying Notes to Financial Statements

74

Voya Multi-Manager International Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1) (continued)
1,288,246	Nomura Securities, Repurchase Agreement dated 10/31/14, 0.11%, due 11/03/14 (Repurchase Amount $1,288,258, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,314,011, due 11/03/14-11/01/44)	$1,288,246	0.3
1,288,246	State of Wisconsin Investment Board, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,288,262, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,315,706, due 04/15/16-01/15/29)	1,288,246	0.2
		5,424,177	1.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
3,473,477	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††	3,473,477	0.7
1,117,712	T. Rowe Price Reserve Investment Fund, 0.053%††	1,117,712	0.3
	Total Mutual Funds (Cost $4,591,189)	4,591,189	1.0
	Total Short-Term Investments (Cost $10,015,366)	10,015,366	2.1
	Total Investments in Securities (Cost $463,628,436)	$484,968,467	99.9
	Assets in Excess of Other Liabilities	261,922	0.1
	Net Assets	$485,230,389	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2014.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $466,169,844.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$43,288,424
Gross Unrealized Depreciation	(24,489,801)
Net Unrealized Appreciation	$18,798,623

Sector Diversification	Percentage of Net Assets
Financials	23.3%
Consumer Discretionary	15.1
Industrials	13.8
Consumer Staples	11.0
Health Care	11.0
Energy	6.2
Materials	6.0
Information Technology	5.7
Telecommunication Services	3.8
Utilities	1.9
Short-Term Investments	2.1
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

75

Voya Multi-Manager International Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$19,605,925	$—	$19,605,925
Austria	—	728,022	—	728,022
Belgium	—	3,706,519	—	3,706,519
Brazil	3,341,635	—	—	3,341,635
Canada	4,542,805	—	—	4,542,805
China	6,382,227	6,654,813	—	13,037,040
Denmark	—	12,542,658	—	12,542,658
Finland	—	5,182,448	—	5,182,448
France	407,609	37,884,491	—	38,292,100
Germany	394,702	13,266,691	—	13,661,393
Greece	—	637,741	—	637,741
Hong Kong	—	10,290,755	—	10,290,755
India	4,327,030	2,094,975	—	6,422,005
Indonesia	441,586	415,515	—	857,101
Ireland	2,167,560	1,005,281	—	3,172,841
Israel	2,862,462	—	—	2,862,462
Italy	—	13,025,380	—	13,025,380
Japan	59,212	92,178,425	—	92,237,637
Luxembourg	567,083	—	—	567,083
Macau	—	1,027,876	—	1,027,876
Malaysia	—	430,656	—	430,656
Mexico	414,500	—	—	414,500
Netherlands	487,486	16,670,132	—	17,157,618
New Zealand	—	1,589,160	—	1,589,160
Norway	—	2,751,511	—	2,751,511
Philippines	—	1,394,992	—	1,394,992
Portugal	—	147,815	—	147,815
Russia	254,091	1,190,766	—	1,444,857
Singapore	—	3,000,053	—	3,000,053
South Africa	1,480,967	2,847,146	—	4,328,113
South Korea	583,518	6,142,870	—	6,726,388
Spain	—	10,858,287	—	10,858,287
Sweden	—	23,333,869	—	23,333,869
Switzerland	—	39,168,178	—	39,168,178
Taiwan	5,786,057	1,493,736	—	7,279,793
Thailand	—	901,023	—	901,023
Turkey	—	3,116,527	—	3,116,527
United Arab Emirates	—	483,241	—	483,241
United Kingdom	—	92,031,675	—	92,031,675
United States	7,164,072	3,431,391	—	10,595,463
Total Common Stock	41,664,602	431,230,543	—	472,895,145
Preferred Stock	426,721	1,621,278	9,957	2,057,956
Short-Term Investments	4,591,189	5,424,177	—	10,015,366
Total Investments, at fair value	$46,682,512	$438,275,998	$9,957	$484,968,467
Other Financial Instruments+
Forward Foreign Currency Contracts	—	599,192	—	599,192
Futures	14,034	—	—	14,034
Total Assets	$46,696,546	$438,875,190	$9,957	$485,581,693
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(132,746)	$—	$(132,746)
Futures	(21,832)	—	—	(21,832)
Total Liabilities	$(21,832)	$(132,746)	$—	$(154,578)

See Accompanying Notes to Financial Statements

76

Voya Multi-Manager International Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

(1)	For the year ended October 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2014, securities valued at $8,815,980 and $3,460,488 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2014, the following forward foreign currency contracts were outstanding for the Voya Multi-Manager International Equity Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Australia and New Zealand Banking Group Limited	EU Euro	438,768	Buy	11/19/14	$558,987	$549,893	$(9,094)
Barclays Bank PLC	Japanese Yen	55,468,947	Buy	11/19/14	515,909	493,881	(22,028)
Barclays Bank PLC	Brazilian Real	377,341	Buy	11/28/14	151,500	151,165	(335)
Barclays Bank PLC	Brazilian Real	374,121	Buy	11/28/14	149,553	149,875	322
Citigroup, Inc.	British Pound	1,480,810	Buy	11/19/14	2,367,691	2,368,557	866
Citigroup, Inc.	Swedish Krona	14,868,502	Buy	11/19/14	2,064,088	2,013,631	(50,457)
Credit Suisse Group AG	Swiss Franc	673,676	Buy	11/19/14	714,374	700,243	(14,131)
National Australia Bank	Australian Dollar	10,598,259	Buy	11/19/14	9,230,670	9,316,833	86,163
National Australia Bank	Hong Kong Sar Dollar	6,999,570	Buy	11/19/14	902,301	902,586	285
National Australia Bank	Singapore Dollar	2,655,117	Buy	11/19/14	2,084,382	2,066,553	(17,829)
Standard Chartered PLC	Swiss Franc	348,899	Buy	11/19/14	367,094	362,658	(4,436)
UBS AG	Canadian Dollar	440,011	Buy	11/19/14	392,323	390,266	(2,057)
							$(32,731)
Barclays Bank PLC	British Pound	101,486	Sell	11/19/14	$163,454	$162,327	$1,127
Barclays Bank PLC	Australian Dollar	991,907	Sell	11/19/14	869,377	871,977	(2,600)
Barclays Bank PLC	Brazilian Real	371,427	Sell	11/28/14	149,000	148,796	204
Barclays Bank PLC	Brazilian Real	750,935	Sell	11/28/14	297,000	300,828	(3,828)
Citigroup, Inc.	EU Euro	209,878	Sell	11/19/14	266,416	263,032	3,384
Citigroup, Inc.	Swiss Franc	2,207,286	Sell	11/19/14	2,343,405	2,294,333	49,072
Citigroup, Inc.	Japanese Yen	63,984,000	Sell	11/04/14	583,922	569,632	14,290
Deutsche Bank AG	British Pound	148,315	Sell	11/19/14	238,032	237,230	802
Deutsche Bank AG	Japanese Yen	49,024,663	Sell	11/19/14	454,755	436,503	18,252
Goldman Sachs & Co.	British Pound	473,388	Sell	11/19/14	763,057	757,185	5,872
Goldman Sachs & Co.	EU Euro	2,782,640	Sell	11/19/14	3,563,649	3,487,389	76,260
National Australia Bank	Japanese Yen	626,930,193	Sell	11/19/14	5,924,317	5,582,024	342,293
National Australia Bank	Canadian Dollar	1,527,894	Sell	11/19/14	1,349,208	1,355,159	(5,951)
							$499,177

Voya Multi-Manager International Equity Fund Open Futures Contracts on October 31, 2014:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	1	12/18/14	$121,396	$5,288
Euro STOXX 50®	18	12/19/14	699,483	(20,070)
FTSE 100 Index	4	12/19/14	416,272	(1,762)
Tokyo Price Index (TOPIX)	3	12/11/14	357,089	8,746
			$1,594,240	$(7,798)

See Accompanying Notes to Financial Statements

77

Voya Multi-Manager International Equity Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$599,192
Foreign exchange contracts	Net Assets — Unrealized appreciation*	14,034
Total Asset Derivatives		$613,226
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$132,746
Foreign exchange contracts	Net Assets — Unrealized depreciation*	21,832
Total Liability Derivatives		$154,578

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$485,246	$(135,304)	$349,942
Total	$485,246	$(135,304)	$349,942

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$501,288	$(7,798)	$493,490
Total	$501,288	$(7,798)	$493,490

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2014:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	National Australia Bank	Standard Chartered Bank	The Australia and New Zealand Banking Group Limited	UBS AG	Totals
Assets:
Forward foreign currency contracts	$1,653	$67,612	$—	$19,054	$82,132	$428,741	$—	$—	$—	$599,192
Total Assets	$1,653	$67,612	$—	$19,054	$82,132	$428,741	$—	$—	$—	$599,192
Liabilities:
Forward foreign currency contracts	$28,791	$50,457	$14,131	$—	$—	$23,780	$4,436	$9,094	$2,057	$132,746
Total Liabilities	$28,791	$50,457	$14,131	$—	$—	$23,780	$4,436	$9,094	$2,057	$132,746
Net OTC derivative instruments by counterparty, at fair value	$(27,138)	$17,155	$(14,131)	$19,054	$82,132	$404,961	$(4,436)	$(9,094)	$(2,057)	$466,446
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(27,138)	$17,155	$(14,131)	$19,054	$82,132	$404,961	$(4,436)	$(9,094)	$(2,057)	$466,446

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

78

TAX INFORMATION (Unaudited)

 Dividends and distributions paid during the year ended October 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Emerging Markets Equity Dividend Fund
Class A	NII	$0.2546
Class B	NII	$0.0947
Class C	NII	$0.1309
Class I	NII	$0.2997
Class O	NII	$0.2608
Class W	NII	$0.3079
All Classes	STCG	$0.2115
All Classes	LTCG	$1.4819
Voya Global Equity Dividend Fund
Class A	NII	$0.3649
Class B	NII	$0.2615
Class C	NII	$0.2656
Class I	NII	$0.3980
Class O	NII	$0.3657
Class W	NII	$0.4005
Voya Global Natural Resources Fund
Class A	NII	$0.0355
Class I	NII	$0.0704
Class W	NII	$0.0591
Fund Name	Type	Per Share Amount
Voya Global Opportunities Fund
Class A	NII	$0.0326
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0588
Class W	NII	$0.0459
Voya International Core Fund
Class I	NII	$0.2528
Class W	NII	$0.2528
All Classes	LTCG	$0.0275
Voya Multi-Manager Emerging Markets Equity Fund
Class A	NII	$0.0898
Class B	NII	$—
Class C	NII	$0.0037
Class I	NII	$0.1294
Class R	NII	$0.1193
Class W	NII	$0.1266
Voya Multi-Manager International Equity Fund
Class I	NII	$0.1240
Class I	STCG	$0.0115

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended October 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Emerging Markets Equity Dividend	2.85%
Global Equity Dividend	44.04%
Global Natural Resources	100.00%
Global Opportunities	100.00%
International Core	0.71%
Multi-Manager Emerging Markets Equity	1.38%
Multi-Manager International Equity	1.67%

For the year ended October 31, 2014, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Emerging Markets Equity Dividend	68.87%
Global Equity Dividend	100.00%
Global Natural Resources	100.00%
Global Opportunities	100.00%
International Core	96.20%
Multi-Manager Emerging Markets Equity	100.00%
Multi-Manager International Equity	92.45%

79

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

Emerging Markets Equity Dividend	100.00%
Multi-Manager International Equity	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets Equity Dividend	$64,288	$0.0446	95.48%
Global Equity Dividend	$96,597	$0.0179	71.94%
Global Opportunities	$40,816	$0.0196	74.95%
International Core	$431,237	$0.0162	31.85%
Multi-Manager Emerging Markets Equity	$590,911	$0.0281	100.00%
Multi-Manager International Equity	$671,026	$0.0161	65.06%

*	None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

80

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the Voya Global Opportunities Fund was held October 23, 2014, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve an Agreement and Plan of Reorganization by and between Voya Global Opportunities Fund (“Global Opportunities Fund”) and Voya Global Equity Dividend Fund (“Global Dividend Fund”), providing for the reorganization of Global Opportunities Fund with and into Global Dividend Fund (the “Reorganization”).

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Voya Global Opportunities Fund	1*	855,153.024	31,886.197	114,875.393	0.000	1,001,914.614

*	Proposal deferred; adjourned to November 6, 2014

81

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Trustee	January 2014 - Present January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:73	Trustee	May 2013 - Present	Retired. Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continues to hold a position with the university under a post-retirement contract until December 31, 2014.	158	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007 -Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 - Present	Retired.	158	None.
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013 - Present	Retired.	158	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

82

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	158	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Trustee who is an “Interested Person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Funds (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of November 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

83

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	February 2002 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	May 1999 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

84

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Director of Compliance, Voya Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present); and Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014)
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 1999 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

85

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Mutual Funds (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, Voya Global Natural Resources Fund, Voya Global Opportunities Fund, Voya International Core Fund, Voya Multi-Manager Emerging Markets Equity Fund, and Voya Multi-Manager International Equity Fund (collectively, the “Funds”), each a series of the Trust, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contracts (the “Advisory Contracts”) between Voya Investments, LLC (“Adviser”) and the Funds as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-advisers to each Fund (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds

86

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by each Fund for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of each Fund and other similarly managed funds in its Selected Peer Group, information regarding each Fund’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Funds; (2) reports providing risk and attribution analyses of the Funds; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Advisers to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Advisers (or the parent company of certain unaffiliated Sub-Advisers); (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Funds’) Advisory Contracts and Sub-Advisory Contracts; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. is required to divest Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which includes the Adviser and a Sub-Adviser, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is a minority owned subsidiary of ING Groep and a parent company of the Adviser. The Board further noted that the Separation Plan may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through two other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Funds. The Board also was advised that there can be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Funds and the Adviser and Voya-affiliated Sub-Adviser, including the Adviser’s and the Voya-affiliated Sub-Adviser’s ability during and after the separation to perform the same level of service to the Funds as the Adviser and Voya-affiliated Sub-Adviser currently provides. The Board was advised that neither the Adviser nor the Voya-affiliated Sub-Adviser currently anticipated that the

87

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Separation Plan would have a material adverse impact on the Funds or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Voya-affiliated Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Fund, a specific class of shares was used for purposes of certain comparisons between the Funds and their Selected Peer Groups. The specified class of a Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provides to the Funds and the Sub-Advisers’ compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the funds that they manage. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group, to each Fund’s Morningstar category median, Lipper category median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

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The Board considered that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Trust’s CCO in consultation with the Board’s Compliance Committee that guide the Trust’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Advisers, and the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and each Sub-Adviser, whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to the Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale

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likely will be realized by the Adviser and Sub-Advisers as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, a Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Advisers for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-Affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its

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deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board considered that many of the Funds’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Fund-by-Fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Fund by Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Fund’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Emerging Markets Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Emerging Markets Equity Dividend Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representation regarding the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Voya Global Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed; and (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, year-to-date, and three-year periods, but underperformed for the one-year, five-year, and ten-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the third quintile for the one-year and three-year periods, and the fourth quintile for the five-year and ten-year periods.

In analyzing this performance data, the Board took into account: Management’s representations regarding the competitiveness of the Fund’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is equal to the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Global Natural Resources Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Natural Resources Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; (2) the Fund outperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the second quintile for the one-year period, the third quintile for the three-year period, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the ten-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that sector weightings and stock selection had on the Fund’s performance; (2) Management’s representations regarding the strength of the Fund’s performance during certain periods; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at high asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that as directed by the Board in 2013, lower expense limits were implemented for the Fund in January 2014; and (2) Management’s representations with respect to the competitiveness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the

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Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Global Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the three-year, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account that the Board, at its May 2014 meeting, had approved the merger of the Fund into Voya Global Equity Dividend Fund, and that this merger is expected to occur in November 2014 if approved by the Fund’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions, the previously approved merger, and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya International Core Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya International Core Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the one-year period, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) that in November 2013, one sub-adviser to the Fund was terminated, and the Fund’s performance for earlier periods reflect this sub-adviser’s investment approach; (2) Management’s analysis of the negative impact on the Fund’s performance during certain periods that can be attributed to stock selection and an overweight to Japan; (3) Management’s confidence in the ability of the Fund’s current Sub-Adviser to execute the Fund’ investment mandate and Management’s expectation that the Fund’s long-term performance will improve; and (4) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is equal to the median and

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above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Multi-Manager Emerging Markets Equity Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Multi-Manager Emerging Markets Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods. The Board also considered the individual performance of each of the Fund’s Sub-Advisers. In analyzing this performance data the Board took into account that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the performance of each of the Fund's Sub-Advisers.

In analyzing this performance data, the Board took into account: (1) Management’s expectation that the Fund will achieve its long-term investment objective; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Multi-Manager International Equity Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Multi-Manager International Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year and three-year periods, and the third quintile for the most recent calendar quarter and year-to-date periods. The Board also considered the individual performance of each of the Fund’s Sub-Advisers. In analyzing this performance data the Board took into account that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the performance of each of the Fund's Sub-Advisers.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that:

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATIONS TO APPROVE NEW SUB-ADVISORY AGREEMENTS IN CONNECTION WITH SEPARATION PLAN OF ING INVESTMENT ADVISORS B.V.

Voya Emerging Markets Equity Dividend Fund

Voya Global Equity Dividend Fund

Voya Global Opportunities Fund

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest NN Group N.V. (“NN Group”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investment Management Advisors B.V. (the “Sub-Adviser” or “IIMA BV”) (such divestment, the “IIMA BV Separation Plan”). ING Groep’s base case to achieve the IIMA BV Separation Plan is through an initial public offering of NN Group (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of NN Group stock, or, possibly, through one or more privately negotiated sales of the stock. While the IIMA BV Separation Plan is the base case, alternative options for a divestment remain open.

Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, and Voya Global Opportunities Fund Voya (collectively, the “Funds”) are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the IIMA BV Separation Plan would be deemed a Change of Control Event.

As described above, the IIMA BV Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for IIMA BV, which in turn would result in the automatic termination of the current sub-advisory agreements in place between IIMA BV and the Funds (the “Current Agreements”). The decision by the Board, including a majority of the Independent Trustees, to approve proposed sub-advisory agreements for the Funds (the “Proposed Agreements”) was based on a determination by the Board that it would be in the best interests of the shareholders of the Funds that the Sub-Adviser continue providing sub-advisory services for the Funds, without interruption, as consummation of the IIMA BV Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the IIMA BV Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board considered that additional sub-advisory agreements (“Subsequent Agreements”) may be needed upon the occurrence of certain Change of Control Events during the IIMA BV Separation Plan that could cause the Proposed Agreements to terminate in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and any Subsequent Agreements will permit the Funds to benefit from the continuation of services by the Sub-Adviser throughout the IIMA BV Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Sub-Adviser that the Sub-Adviser was relying on the Securities and Exchange Commission’s (“SEC”) position as stated in the no-action letter addressed to ING Investments, LLC (now known as Voya Investments, LLC) and certain of its affiliates that the SEC would not object to approval of Subsequent Agreements at this time. However, Management will present any Subsequent Agreements to the Board for its approval.

Prior to its approval of the Proposed Agreements and its approval to solicit shareholder approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by the Sub-Adviser under the Current Agreements and to be provided under the Proposed Agreements.

95

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In determining whether to approve the Proposed Agreements with IIMA BV with respect to the Funds, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Agreements should be approved for the Funds. The materials provided to the Board to inform its consideration of whether to approve the Proposed Agreements included the following: (1) IIMA BV’s presentation before the Board on May 22, 2014; (2) memoranda and related materials provided to the Board in advance of its May 22, 2014 meeting discussing: (a) the anticipated change of control of the Sub-Adviser, (b) the anticipated impact on the services provided to the Funds and on the Sub-Adviser’s business in general, (c) the anticipated changes to personnel currently responsible for servicing the Funds, (d) the anticipated impact on the compliance operations of the Sub-Adviser, (e) the anticipated changes to the resources available in servicing the Funds, (f) the continuation of sufficient working capital to maintain high-quality advisory services to the Funds, (g) the anticipated impact on the Sub-Adviser’s trading and recordkeeping operations, (h) the Sub-Adviser’s plan for disconnecting internal controls, IT functions and systems, business continuity arrangements and other operations and resources from ING Groep, and (i) that there are no material changes or developments since the Board’s last annual review of the Current Agreements; (3) IIMA BV’s response to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (4) supporting documentation, including copies of the form of the Proposed Agreements; and (5) other information relevant to the Board’s evaluation.

Based on the foregoing and other relevant considerations, at a meeting of the Board on May 22, 2014, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including the fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Funds to approve the Proposed Agreements, so as to enable there to be a continuation without interruption of the current services being provided by the Sub-Adviser pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that, during their deliberations, different Board members may have given different weight to different individual factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

96

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	KPMG LLP
7337 East Doubletree Ranch Road, Suite 100	Two Financial Center.
Scottsdale, Arizona 85258	60 South Street
Boston, Massachusetts 02111
Administrator
Voya Funds Services, LLC	Custodian
7337 East Doubletree Ranch Road, Suite 100	The Bank of New York Mellon
Scottsdale, Arizona 85258	One Wall Street
New York, New York 10286
Distributor
Voya Investments Distributor, LLC	Legal Counsel
7337 East Doubletree Ranch Road, Suite 100	Dechert LLP
Scottsdale, Arizona 85258	1900 K Street, N.W.
Washington, D.C. 20006
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	AR-UINTEMERG (1014-121914)

Annual Report

October 31, 2014

Classes A, B, C, I, O, R, R6 and W

■	Voya Global Real Estate Fund
■	Voya International Real Estate Fund

  E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Leaving safe harbor

Dear Shareholder,

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices. What’s more, falling oil prices have added uncertainty to the global economic outlook and further intensified market volatility.

Volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity; there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
December 18, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2014

In the first half of the fiscal year, global equities, represented by the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, advanced 6.14%. The Index saw turmoil late in the second half before ending the fiscal year with a gain of 12.19%. (The Index returned 8.67% for the one year ended October 31, 2014, measured in U.S. dollars.)

Global equities ended 2013 at a record high, with investor sentiment having reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases.

There was still plenty to worry about however, and by February 3, 2014, the Index slumped almost exactly 5%. A cold and snowy winter in the U.S. was depressing hiring and other key statistics like durable goods orders and home sales. Yet it took only 18 days to erase the loss, despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea.

With the improvement in the season came a pick-up in U.S. data. Employment reports started to look much better and the October bulletin marked the fifth month in six during which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, prices continued to rise on an annual basis. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was –2.1% (annualized) in the first quarter but bounced back to 4.6% in the second.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by the lowest labor force participation rate since 1978. Wage growth was sluggish at about 2% annually. Quantitative easing was about to end in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan’s GDP fell 7.1% (annualized) in the second quarter after a rise in the consumption tax rate. But it was the euro zone that was the most problematic. Growth ground to a halt in the second quarter. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing: there was no political consensus and Germany was unequivocally opposed.

The Index actually reached a new peak on September 19, but by October 16 fell 8.2%, roiled by a 4% monthly fall in German industrial production. As in February, the rebound was even faster: the Index recovered the 8.2% in the next two weeks, boosted when the ECB started to buy euro zone covered bonds, a pale shadow of quantitative easing, but a program which might evolve into it. Reasonably good corporate earnings in the U.S. and even Europe also supported equities as did the news on October 30 that U.S. GDP had grown 3.5% annualized in the third quarter. On the last day of the fiscal year sentiment received a final lift when the Bank of Japan substantially raised its quantitative easing target and Japan’s $1 trillion Government Pension Investment Fund (“GPIF”) announced an increased allocation to global equities.

In U.S. fixed income markets, short-term Treasury yields increased while long-term Treasury yields fell over the fiscal year. The Barclays U.S. Treasury Bond Index as a whole returned 2.78% for the period. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds added 4.14%. Interestingly the Barclays U.S. Corporate Investment Grade Bond sub-index gained 6.29% and outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which returned 5.82% after a sharp loss in September. This may have reflected growing disillusionment with the risk/reward profile of high yield bonds, in the face of possibly improving returns on better quality issues.

U.S. equities, represented by the S&P 500® Index including dividends, soared 17.27% in the fiscal year, to an all-time high reached on October 31. Technology was the top performing sector, returning 29.71%; the worst was energy which only managed a gain of 4.30% as oil prices slumped in the face of increasing supply and faltering demand. Record operating earnings per share for S&P 500® companies in the second and probably third quarters of 2014 were supported by low interest rates, slow wage growth and a high level of share buy-backs.

In currencies, the dollar gained against other major currencies over the twelve months. The dollar jumped 8.46% against the euro, on the U.S.’s much better growth and interest rate increase prospects. The dollar edged up just 0.28% on the pound, which slipped from a multi-year high as the chances of an early interest rate increase receded, but surged 14.19% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the GPIF.

In international markets, the MSCI Japan® Index returned 13.47% for the fiscal year, boosted by the GPIF’s anticipated shift into Japanese equities, and despite the perception that the effect of the government’s ever-intensifying monetary stimulus measures was fading. The MSCI Europe ex UK® Index added 6.54%. The poor economic data referred to above and the lingering conflict in Ukraine depressed markets, which however, were spasmodically supported by the possibility of quantitative easing. Roughly half of the gain came from the strong health care sector. Despite considerably better economic results and prospects, the MSCI UK® Index was much weaker, rising only 0.55%. UK stock indices are not particularly representative of the UK economy: the largest 15 names account for half of the index and include global banks, energy and materials companies. As a group they returned just –0.02%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
FTSE EPRA/NAREIT Developed ex-US Property Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Developed ex-US Property Index	An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.
S&P Developed Property Index	An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

3

Voya Global Real Estate Fund	Portfolio Managers’ Report

Geographic Diversification
as of October 31, 2014
(as a percentage of net assets)

United States	52.4%
Japan	14.2%
United Kingdom	7.2%
Hong Kong	6.3%
Australia	6.3%
Singapore	3.6%
France	3.1%
Germany	1.4%
Netherlands	1.1%
Canada	1.0%
Countries between 0.4%–0.9%ˆ	2.2%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

*	Includes short-term investments.

ˆ	Includes 3 countries, which each represents 0.4%–0.9% of net assets.

Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.64%, compared to the FTSE EPRA/NAREIT Developed Index and S&P 500® Index, which returned 9.84% and 17.27% for the same period, respectively.*

Portfolio Specifics: Global real estate shares generated a low double-digit total return over the past twelve months as performance was positive in all regions. Real estate stocks delivered solid returns as the result of lower bond yields, accommodative capital markets, and improving demand for real estate space with limited new supply. Strong total return was generated in geographies and property types that offer attractive current yield and/or prospects for continued growth, most notably in the U.S. and the U.K., both of which generated mid-teens total return. This was somewhat tempered by modestly negative returns in Japan.

Vacancy rates continued to come down across property sectors, including U.S. apartments, global industrial, prime central business district office markets such as those in London, Tokyo, Hong Kong, New York, San Francisco and Los Angeles, and lodging in global gateway cities. Landlords are beginning to exercise pricing power by raising rental rates and limiting tenant concessions such as free rent and tenant improvements, thereby increasing net effective rents. Additionally, property companies are growing cash flow per share via “external” growth of acquisitions and development. Active balance sheet management is also adding value as the cost of debt for many companies remains low with conservative levels of financial leverage.

The Fund outperformed the FTSE EPRA/NAREIT Developed Index during the period as the result of good stock selection, which was positive across all regions during the period. The strongest relative performance was delivered in the U.S., Japan, Hong Kong and the U.K. Favorable stock selection in the U.S. was the result of positioning across a number of property types, including the office, hotel and residential sectors. In Japan, the Fund’s positioning in the more economically-sensitive property types such as office and retail added value. Stock selection in Hong Kong added value from a combination of an underweight to a number of underperforming residential developers, along with an overweight to outperforming names in the commercial property types. In the U.K., an overweight to London offices as well as the industrial and storage sectors benefited relative performance. Stock selection was positive across all geographies except Australia, which detracted slightly from returns. Asset allocation decisions negatively impacted relative performance as an overweight to the underperforming Japanese market accounted for most of the shortfall and overshadowed the value added as the result of positive positioning in the Americas during the course of the year. Japanese property companies have underperformed despite, in our opinion, clear evidence of improving property fundamentals.

Top Ten Holdings
as of October 31, 2014
(as a percentage of net assets)

Simon Property Group, Inc.	4.1%
Mitsui Fudosan Co., Ltd.	4.0%
Equity Residential	3.6%
Mitsubishi Estate Co., Ltd.	3.5%
Health Care Real Estate Investment Trust, Inc.	3.1%
Host Hotels & Resorts, Inc.	2.9%
ProLogis, Inc.	2.8%
Sun Hung Kai Properties Ltd.	2.7%
AvalonBay Communities, Inc.	2.3%
Vornado Realty Trust	2.3%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In the U.S., we remain overweight the industrial, apartment and lodging sectors as well as coastal central business district office and high-end mall companies, and are more cautious on the storage, net lease and healthcare sectors. Fund positioning emphasizes property types which can benefit the most from improving economic conditions and/or property types. By geography, this includes many of the gateway cities located in the northeast and in California, including New York, San Francisco and Los Angeles. We remain cautious on the more bond-like sectors of net lease and healthcare but take into account potential syndicate activity and takeover possibilities in our portfolio positioning.

Investments in Europe are focused on companies with higher growth characteristics, such as London office companies and German residential. Elsewhere on the Continent, the Fund includes select value names which offer a high level of cash flow and dividend yield. We also believe that there may be more merger and acquisition activity involving the eurozone property companies.

In the Asia-Pacific region we like the prospects for Japan and Australia, but are very selective elsewhere in the region. Positioning in the Asia-Pacific region continues to tread carefully around decelerating economic growth in mainland China and ever-changing government policies aimed at limiting price appreciation for the residential sectors in Hong Kong, Singapore and mainland China. We are more positive on the office and retail property types in these markets than on residential. We also continue to like the Tokyo office market, which is showing improved occupancies and accelerating rental growth after years of stagnation. Land values in Tokyo have recently improved and office vacancy has tightened. While gradual, we believe improvement in Tokyo office rents is steady and visible.

Real estate stocks continue to benefit from a favorable environment of continued low interest rates, limited new supply, and improving demand for real estate space, leading to higher occupancies, rents and values. Economic growth is expanding in most developed markets around the globe, although the rate of improvement varies dramatically, from relatively robust in the U.S. and the U.K. to tepid in the euro zone and Japan. Growth expectations have recently been dampened by concern surrounding geopolitical events, including trade sanctions with Russia and intensified regional conflict in the Middle East. Inflationary pressures globally remain low. We believe this bodes well for continued low intermediate and long-term interest rates. Despite the U.S. Federal Reserve Bank completing its tapering of quantitative easing and potentially increasing short-term policy rates sometime next year, in our view, the outlook for long-term interest rates remains relatively benign. Many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century. We believe this combination of slow and steady economic growth and low long-term interest rates bodes well for real estate and real estate securities, which generate a material component of total return from current yield. In our opinion, low levels of new construction globally also suggest that owners of existing properties could continue to enjoy improved pricing power. We believe with visible earnings growth for this year and next, and dividends growing at about the same pace as earnings, real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

*	Effective July 31, 2014, the S&P Developed Property Index was removed as an index of the Fund. The FTSE EPRA/NAREIT Developed Index is considered to be the more appropriate benchmark reflecting the types of securities in which the Fund invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Global Real Estate Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class I June 3, 2005	Since Inception of Class O November 15, 2006	Since Inception of Class R August 5, 2011	Since Inception of Class R6 July 15, 2014	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	4.27%	9.89%	7.27%	—	—	—	—	—
Class B(2)	4.82%	10.11%	7.10%	—	—	—	—	—
Class C(3)	8.84%	10.38%	7.11%	—	—	—	—	—
Class I	10.97%	11.55%	—	7.18%	—	—	—	—
Class O	10.65%	11.19%	—	—	2.80%	—	—	—
Class R	10.35%	—	—	—	—	11.54%	—	—
Class R6	—	—	—	—	—	—	0.87%	—
Class W	10.91%	11.48%	—	—	—	—	—	4.55%
Excluding Sales Charge:
Class A	10.64%	11.20%	7.91%	—	—	—	—	—
Class B	9.82%	10.38%	7.10%	—	—	—	—	—
Class C	9.84%	10.38%	7.11%	—	—	—	—	—
Class I	10.97%	11.55%	—	7.18%	—	—	—	—
Class O	10.65%	11.19%	—	—	2.80%	—	—	—
Class R	10.35%	—	—	—	—	11.54%	—	—
Class R6	—	—	—	—	—	—	0.87%	—
Class W	10.91%	11.48%	—	—	—	—	—	4.55%
FTSE EPRA/NAREIT Developed Index	9.84%	12.17%	N/A	6.41%	2.29%	12.76%	1.00%	3.86%
S&P 500® Index	17.27%	16.69%	8.20%	7.96%	7.00%	20.01%	2.84%	8.73%
S&P Developed Property Index	10.49%	13.52%	8.04%	7.13%	3.23%	13.97%	0.67%	5.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover.

The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

On July 31, 2014, the Fund changed its primary benchmark from the S&P Developed Property Index to the FTSE EPRA/NAREIT Developed Index because the FTSE EPRA/NAREIT Developed Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

5

Voya International Real Estate Fund	Portfolio Managers’ Report

Geographic Diversification
as of October 31, 2014
(as a percentage of net assets)

Japan	29.6%
Hong Kong	14.4%
Australia	12.5%
United Kingdom	12.2%
Singapore	7.8%
France	6.7%
Germany	3.8%
Canada	3.4%
Sweden	1.7%
Netherlands	1.5%
Countries between 0.2%–1.0%ˆ	3.8%
Assets in Excess of Other Liabilities	2.6%
Net Assets	100.0%

ˆ	Includes 7 countries, which each represents 0.2%–1.0% of net assets.

Portfolio holdings are subject to change daily.

Voya International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, CFA, Steven D. Burton, Managing Director and Co-Chief Investment Officer, CFA, and Joseph P. Smith, Managing Director and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2014, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.30% compared to the FTSE EPRA/NAREIT Developed ex-US Property Index and S&P 500® Index which returned 2.57% and 17.27% for the same period respectively.*

Portfolio Specifics: International real estate companies generated a mid-single-digit positive total return over the past twelve months. During the period, European property stocks posted the best performance, up 9.0%, followed by the Americas region, up 3.9%, and the Asia-Pacific region, down –0.2%. Continental European returns were positive despite increasing evidence that economic recovery in the euro zone remains fragile, which has fueled the expectation that the European Central Bank may have to provide some form of additional monetary stimulus. The Asia-Pacific region lagged, largely driven by the poor performance of Japanese real estate stocks during the period, which followed two strong years of performance.

Vacancy rates continued to come down across property sectors, including global industrial, prime central business district office markets such as those in London, Tokyo, and Hong Kong, and lodging in global gateway cities. Landlords are beginning to exercise pricing power by raising rental rates and limiting tenant concessions such as free rent and tenant improvements, thereby increasing net effective rents. Additionally, property companies are growing cash flow per share via “external” growth of acquisitions and development. Active balance sheet management is also adding value as the cost of debt for many companies remains low with conservative levels of financial leverage.

The Fund outperformed the FTSE EPRA/NAREIT Developed ex-US Property Index during the period as the result of good stock selection, primarily in the Asia-Pacific region. The strongest relative performance was delivered by positioning in Japan and Hong Kong. In Japan, the Fund’s positioning in the more economically-sensitive property types such as office and retail added value. Stock selection in Hong Kong added value from a combination of an underweight to a number of underperforming residential developers, along with an overweight to outperforming names in the commercial property types. Stock selection was positive across all geographies except in Europe, where holdings in the U.K. and on the Continent modestly detracted from relative returns. Asset allocation decisions negatively impacted relative performance as an overweight to the underperforming Japanese market accounted for a majority of the relative shortfall. Japanese property companies underperformed despite, in our opinion, clear evidence of improving property fundamentals.

Current Strategy and Outlook: In the Americas, we remain underweight Canada as valuations appear full and the growth profile is inferior, in our opinion. Fund positioning emphasizes companies with unique business models which are able to generate growth above and beyond their respective sector average.

Top Ten Holdings
as of October 31, 2014
(as a percentage of net assets)

Mitsui Fudosan Co., Ltd.	6.7%
Mitsubishi Estate Co., Ltd.	6.5%
Sun Hung Kai Properties Ltd.	4.6%
Sumitomo Realty & Development Co., Ltd.	3.7%
Unibail-Rodamco SE	3.6%
Westfield Corp.	3.3%
Stockland	2.9%
Hongkong Land Holdings Ltd.	2.8%
British Land Co. PLC	2.5%
Land Securities Group PLC	2.4%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Investments in Europe are focused on companies with higher growth characteristics, such as London office companies and German residential. Elsewhere on the Continent, the Fund includes select value names which offer a high level of cash flow and dividend yield. We also believe that there may be more merger and acquisition activity involving the euro zone property companies.

In the Asia-Pacific region we continue to like the prospects for Japan and are selectively adding exposure elsewhere in the region. Positioning in the Asia-Pacific region continues to tread carefully around decelerating economic growth in mainland China; however, we welcome Beijing’s recent shift to a more accommodative policy stance towards the residential sector. While remaining relatively cautious on the retail and residential sectors in much of Asia, we have become modestly more positive on the Chinese residential sector as the government has begun lifting the restrictive residential property measures that have been in place for the last several years. We are seeing evidence that residential transaction volumes are improving on the mainland as policies have eased. We remain positive on the office sector in both Hong Kong and Singapore given limited supply and modestly improving demand. In Japan, we continue to like the Tokyo office market, as well as the logistics and hotel sectors. The Tokyo office market is showing improved occupancies and accelerating rental growth after years of stagnation, while the hotel sector is benefiting from a surge in tourism. Additionally, the logistics sector continues to enjoy growing demand from e-commerce providers. Positioning in Australia is focused on companies with residential exposure, strong funds management platforms, and/or unique business models with an ability to drive above-average growth

Real estate stocks continue to benefit from a favorable environment of continued low interest rates, limited new supply, and improving demand for real estate space, leading to higher occupancies, rents and values. Economic growth is expanding in most of the developed markets around the globe, although the rate of improvement varies dramatically, from a relatively robust U.S. and U.K. to tepid recoveries in the euro zone and Japan. Sentiment towards growth has recently been dampened by increased geopolitical events, including trade sanctions with Russia and intensified regional conflict in the Middle East. Inflationary pressures remain low. We believe this bodes well for continued low intermediate and long-term interest rates. Despite the U.S. Federal Reserve Bank completing its tapering of quantitative easing and potentially increasing short-term policy rates sometime next year, in our view, the outlook for long-term interest rates remains relatively benign. Many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century. We believe this combination of slow and steady economic growth and low long-term interest rates bodes well for real estate and real estate securities, which generate a material component of total return from current yield. In our opinion, low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. We believe with visible earnings growth this year and next, and dividends growing at about the same pace as earnings, real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

*	Effective July 31, 2014, the S&P Developed ex-US Property Index was removed as an index of the Fund. The FTSE EPRA/NAREIT Developed ex US Property Index is considered to be the more appropriate benchmark reflecting the types of securities in which the Fund invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

Portfolio Managers’ Report	Voya International Real Estate Fund

Average Annual Total Returns for the Periods Ended October 31, 2014
	1 Year	5 Year	Since Inception of Classes A, B, C and I February 28, 2006	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	-1.70%	6.82%	3.13%	—
Class B(2)	-1.44%	7.00%	3.08%	—
Class C(3)	2.53%	7.31%	3.07%	—
Class I	4.62%	8.43%	4.16%	—
Class W	4.55%	8.37%	—	2.18%
Excluding Sales Charge:
Class A	4.30%	8.10%	3.84%	—
Class B	3.49%	7.30%	3.08%	—
Class C	3.52%	7.31%	3.07%	—
Class I	4.62%	8.43%	4.16%	—
Class W	4.55%	8.37%	—	2.18%
FTSE EPRA/NAREIT Developed ex-US Index	2.57%	8.44%	3.61%	1.77%
S&P 500® Index	17.27%	16.69%	7.65%	8.73%
S&P Developed ex-US Property Index	3.78%	10.03%	4.28%	2.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

On July 31, 2014, the Fund changed its primary benchmark from the S&P Developed ex-US Property Index to the FTSE EPRA/NAREIT Developed ex-US Index because the FTSE EPRA/NAREIT Developed ex-US Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2014*	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2014*
Voya Global Real Estate Fund
Class A	$1,000.00	$1,067.60	1.26%	$6.57	$1,000.00	$1,018.85	1.26%	$6.41
Class B	1,000.00	1,063.80	2.01	10.46	1,000.00	1,015.07	2.01	10.21
Class C	1,000.00	1,063.60	2.01	10.45	1,000.00	1,015.07	2.01	10.21
Class I	1,000.00	1,069.40	0.98	5.11	1,000.00	1,020.27	0.98	4.99
Class O	1,000.00	1,067.80	1.26	6.57	1,000.00	1,018.85	1.26	6.41
Class R	1,000.00	1,066.30	1.51	7.86	1,000.00	1,017.59	1.51	7.68
Class R6(1)	1,000.00	1,008.70	0.87	2.61	1,000.00	1,020.82	0.87	4.43
Class W	1,000.00	1,069.00	1.01	5.27	1,000.00	1,020.11	1.01	5.14
Voya International Real Estate Fund
Class A	$1,000.00	$1,049.10	1.42%	$7.33	$1,000.00	$1,018.05	1.42%	$7.22
Class B	1,000.00	1,046.10	2.17	11.19	1,000.00	1,014.27	2.17	11.02
Class C	1,000.00	1,046.40	2.17	11.19	1,000.00	1,014.27	2.17	11.02
Class I	1,000.00	1,051.80	1.12	5.79	1,000.00	1,019.56	1.12	5.70
Class W	1,000.00	1,051.40	1.17	6.05	1,000.00	1,019.31	1.17	5.96

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was July 15, 2014. Expenses paid for the actual Fund’s return reflect the 109-day period ended October 31, 2014.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Real Estate Fund and Voya International Real Estate Fund, each a series of Voya Mutual Funds, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 29, 2014

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2014

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value*	$5,168,517,368	$618,087,304
Short-term investments at fair value**	51,490,758	—
Total investments at fair value	$5,220,008,126	$618,087,304
Cash	—	16,280,753
Foreign currencies at value***	3,680	139
Receivables:
Investment securities sold	22,321,678	7,991,559
Fund shares sold	9,905,343	1,126,966
Dividends	5,371,889	1,169,410
Interest	—	91
Foreign tax reclaims	876,085	155,458
Prepaid expenses	97,470	13,735
Other assets	48,488	9,519
Total assets	5,258,632,759	644,834,934

LIABILITIES:
Payable for investment securities purchased	18,277,133	8,866,684
Payable for fund shares redeemed	6,160,965	297,931
Unrealized depreciation on forward foreign currency contracts	—	202,976
Payable for investment management fees	2,943,108	467,127
Payable for administrative fees	420,127	50,428
Payable for distribution and shareholder service fees	427,132	50,860
Payable to trustees under the deferred compensation plan (Note 6)	48,488	9,519
Payable for trustee fees	25,170	2,866
Other accrued expenses and liabilities	1,330,556	342,290
Total liabilities	29,632,679	10,290,681
NET ASSETS	$5,229,000,080	$634,544,253
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,418,349,564	$827,517,434
Undistributed (distributions in excess of) net investment income	(57,893,875)	19,029,657
Accumulated net realized loss	(549,846,759)	(331,313,752)
Net unrealized appreciation	1,418,391,150	119,310,914
NET ASSETS	$5,229,000,080	$634,544,253

*Cost of investments in securities	$3,749,837,663	$498,704,273
**Cost of short-term investments	$51,490,758	$—
***Cost of foreign currencies	$3,686	$141

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2014 (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$1,199,990,918	$185,840,320
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	58,766,816	19,517,551
Net asset value and redemption price per share†	$20.42	$9.52
Maximum offering price per share (5.75%)(1)	$21.67	$10.10

Class B
Net assets	$8,227,566	$1,138,036
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	496,899	119,812
Net asset value and redemption price per share†	$16.56	$9.50

Class C
Net assets	$215,023,439	$15,390,565
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	12,170,138	1,622,458
Net asset value and redemption price per share†	$17.67	$9.49

Class I
Net assets	$3,294,318,133	$399,924,037
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	161,341,522	41,967,381
Net asset value and redemption price per share	$20.42	$9.53

Class O
Net assets	$14,359,857	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	703,235	n/a
Net asset value and redemption price per share	$20.42	n/a

Class R
Net assets	$1,631,391	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	80,090	n/a
Net asset value and redemption price per share	$20.37	n/a

Class R6
Net assets	$103,445,613	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	5,065,392	n/a
Net asset value and redemption price per share	$20.42	n/a

Class W
Net assets	$392,003,163	$32,251,295
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	19,159,919	3,372,772
Net asset value and redemption price per share	$20.46	$9.56

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2014

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$132,981,223	$17,871,536
Interest	493	1,107
Securities lending income, net	52,851	—
Total investment income	133,034,567	17,872,643

EXPENSES:
Investment management fees	35,412,406	5,335,455
Distribution and shareholder service fees:
Class A	3,632,167	465,544
Class B	93,559	13,479
Class C	2,171,413	157,775
Class O	34,787	—
Class R	6,548	—
Transfer agent fees:
Class A	2,090,427	103,487
Class B	13,494	749
Class C	312,459	8,769
Class I	3,343,390	23,434
Class O	20,006	—
Class R	1,864	—
Class R6	329	—
Class W	570,269	16,245
Administrative service fees	4,996,363	573,176
Shareholder reporting expense	469,300	32,250
Registration fees	255,582	61,390
Professional fees	377,002	37,742
Custody and accounting expense	1,187,597	290,990
Trustee fees	151,017	17,195
Miscellaneous expense	211,268	17,154
Interest expense	601	47
Total expenses	55,351,848	7,154,881
Net expenses	55,351,848	7,154,881
Net investment income	77,682,719	10,717,762

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	331,536,579	49,888,747
Foreign currency related transactions	(632,300)	(45,465)
Net realized gain	330,904,279	49,843,282
Net change in unrealized appreciation (depreciation) on:
Investments	112,570,585	(35,752,964)
Foreign currency related transactions	(296,897)	(73,557)
Net change in unrealized appreciation (depreciation)	112,273,688	(35,826,521)
Net realized and unrealized gain	443,177,967	14,016,761
Increase in net assets resulting from operations	$520,860,686	$24,734,523
__________________________
* Foreign taxes withheld	$7,219,066	$1,457,845

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013
FROM OPERATIONS:
Net investment income	$77,682,719	$68,458,421	$10,717,762	$8,764,869
Net realized gain	330,904,279	151,895,020	49,843,282	31,459,199
Net change in unrealized appreciation (depreciation)	112,273,688	300,231,758	(35,826,521)	33,776,310
Increase in net assets resulting from operations	520,860,686	520,585,199	24,734,523	74,000,378

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(30,781,704)	(57,674,100)	(10,591,738)	(12,106,441)
Class B	(178,042)	(502,805)	(69,787)	(92,385)
Class C	(3,768,413)	(8,184,137)	(782,264)	(957,705)
Class I	(69,505,029)	(109,080,555)	(19,863,736)	(20,685,622)
Class O	(294,757)	(556,793)	—	—
Class R	(25,327)	(47,367)	—	—
Class R6	(499,982)	—	—	—
Class W	(9,593,385)	(16,119,032)	(1,700,418)	(1,688,665)
Total distributions	(114,646,639)	(192,164,789)	(33,007,943)	(35,530,818)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,722,692,389	1,875,738,716	142,876,288	102,541,858
Reinvestment of distributions	103,290,824	168,211,810	16,065,623	9,765,880
	1,825,983,213	2,043,950,526	158,941,911	112,307,738
Cost of shares redeemed	(1,991,180,224)	(1,871,468,778)	(88,412,107)	(87,911,946)
Net increase (decrease) in net assets resulting from capital share transactions	(165,197,011)	172,481,748	70,529,804	24,395,792
Net increase in net assets	241,017,036	500,902,158	62,256,384	62,865,352

NET ASSETS:
Beginning of year or period	4,987,983,044	4,487,080,886	572,287,869	509,422,517
End of year or period	$5,229,000,080	$4,987,983,044	$634,544,253	$572,287,869
Undistributed (distributions in excess of) net investment income at end of year or period	$(57,893,875)	$(18,484,516)	$19,029,657	$21,457,119

See Accompanying Notes to Financial Statements

13

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya Global Real Estate Fund
Class A
10-31-14	18.85	0.28	•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64	1.26	1.26		1.26		1.45		1,199,991	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53	1.24	1.24		1.24		1.27		1,520,287	38
10-31-12	15.74	0.26		1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30		1.30		1.61		1,382,691	36
10-31-11	16.25	0.23		(0.15)	0.08	0.45	—	0.14	0.59	—	15.74	0.52	1.31	1.31	†	1.31	†	1.34	†	1,212,619	37
10-31-10	14.26	0.23	•	2.55	2.78	0.79	—	—	0.79	—	16.25	20.20	1.39	1.39	†	1.39	†	1.58	†	1,179,941	53
Class B
10-31-14	15.37	0.11	•	1.38	1.49	0.30	—	—	0.30	—	16.56	9.82	2.01	2.01		2.01		0.68		8,228	40
10-31-13	14.45	0.08	•	1.44	1.52	0.60	—	—	0.60	—	15.37	10.74	1.99	1.99		1.99		0.53		10,867	38
10-31-12	13.02	0.12	•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05		2.05		0.87		12,849	36
10-31-11	13.54	0.08	•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	13.02	(0.19)	2.06	2.06	†	2.06	†	0.57	†	14,716	37
10-31-10	12.01	0.11	•	2.13	2.24	0.71	—	—	0.71	—	13.54	19.33	2.14	2.14	†	2.14	†	0.88	†	20,350	53
Class C
10-31-14	16.37	0.11	•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84	2.01	2.01		2.01		0.66		215,023	40
10-31-13	15.35	0.08	•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72	1.99	1.99		1.99		0.52		228,913	38
10-31-12	13.81	0.12	•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05		2.05		0.86		209,857	36
10-31-11	14.33	0.10		(0.13)	(0.03)	0.35	—	0.14	0.49	—	13.81	(0.19)	2.06	2.06	†	2.06	†	0.58	†	207,588	37
10-31-10	12.67	0.11	•	2.26	2.37	0.71	—	—	0.71	—	14.33	19.33	2.14	2.14	†	2.14	†	0.83	†	201,027	53
Class I
10-31-14	18.85	0.34		1.69	2.03	0.46	—	—	0.46	—	20.42	10.97	0.98	0.98		0.98		1.67		3,294,318	40
10-31-13	17.57	0.28	•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83	0.97	0.97		0.97		1.54		2,824,712	38
10-31-12	15.75	0.28		1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00		1.00		1.88		2,495,254	36
10-31-11	16.25	0.27	•	(0.12)	0.15	0.51	—	0.14	0.65	—	15.75	0.92	0.99	0.99	†	0.99	†	1.65	†	1,709,220	37
10-31-10	14.26	0.28	•	2.56	2.84	0.85	—	—	0.85	—	16.25	20.65	0.99	0.99	†	0.99	†	1.89	†	1,232,413	53
Class O
10-31-14	18.85	0.26		1.72	1.98	0.41	—	—	0.41	—	20.42	10.65	1.26	1.26		1.26		1.40		14,360	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52	1.24	1.24		1.24		1.27		14,157	38
10-31-12	15.74	0.26	•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30		1.30		1.61		13,974	36
10-31-11	16.25	0.20		(0.12)	0.08	0.45	—	0.14	0.59	—	15.74	0.51	1.31	1.31	†	1.31	†	1.33	†	13,521	37
10-31-10	14.26	0.24	•	2.54	2.78	0.79	—	—	0.79	—	16.25	20.19	1.39	1.39	†	1.39	†	1.61	†	14,861	53
Class R
10-31-14	18.82	0.23	•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35	1.51	1.51		1.51		1.17		1,631	40
10-31-13	17.52	0.20	•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28	1.49	1.49		1.49		1.06		733	38
10-31-12	15.73	0.16	•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55		1.55		0.97		1,134	36
08-05-11(4)– 10-31-11	15.54	(0.02	)•	0.31	0.29	0.05	—	0.05	0.10	—	15.73	1.98	1.56	1.56	†	1.56	†	(0.56	)†	3	37
Class R6
07-15-14(4)– 10-31-14	20.36	(0.03	)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87	0.87	0.87		0.87		(0.56)		103,446	40
Class W
10-31-14	18.89	0.33	•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91	1.01	1.01		1.01		1.70		392,003	40
10-31-13	17.60	0.27		1.77	2.04	0.75	—	—	0.75	—	18.89	11.84	0.99	0.99		0.99		1.51		388,314	38
10-31-12	15.77	0.29		1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05		1.05		1.82		371,321	36
10-31-11	16.28	0.26	•	(0.14)	0.12	0.49	—	0.14	0.63	—	15.77	0.78	1.06	1.06	†	1.06	†	1.59	†	283,208	37
10-31-10	14.28	0.27	•	2.56	2.83	0.83	—	—	0.83	—	16.28	20.52	1.14	1.14	†	1.14	†	1.81	†	248,192	53

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Voya International Real Estate Fund
Class A
10-31-14	9.66	0.16		0.23	0.39	0.53	—	—	0.53	—	9.52	4.30	1.42	1.42		1.42		1.74		185,840	67
10-31-13	8.99	0.13		1.15	1.28	0.61	—	—	0.61	—	9.66	14.70	1.46	1.45		1.45		1.44		192,225	50
10-31-12	7.81	0.19		1.18	1.37	0.19	—	—	0.19	—	8.99	17.90	1.47	1.50		1.50		2.23		179,398	44
10-31-11	8.85	0.15		(0.73)	(0.58)	0.46	—	—	0.46	—	7.81	(6.96)	1.47	1.47		1.47		1.84		189,499	66
10-31-10	8.48	0.14	•	0.85	0.99	0.62	—	—	0.62	—	8.85	12.46	1.50	1.50	†	1.50	†	1.77	†	240,779	60
Class B
10-31-14	9.64	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.50	3.49	2.17	2.17		2.17		1.01		1,138	67
10-31-13	8.96	0.06	•	1.15	1.21	0.53	—	—	0.53	—	9.64	13.96	2.21	2.20		2.20		0.69		1,554	50
10-31-12	7.78	0.13		1.18	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25		2.25		1.46		1,682	44
10-31-11	8.82	0.09	•	(0.74)	(0.65)	0.39	—	—	0.39	—	7.78	(7.79)	2.22	2.22		2.22		1.06		2,088	66
10-31-10	8.44	0.08		0.86	0.94	0.56	—	—	0.56	—	8.82	11.74	2.25	2.25	†	2.25	†	1.05	†	3,019	60
Class C
10-31-14	9.63	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52	2.17	2.17		2.17		0.98		15,391	67
10-31-13	8.96	0.07		1.14	1.21	0.54	—	—	0.54	—	9.63	13.88	2.21	2.20		2.20		0.69		17,163	50
10-31-12	7.78	0.12		1.19	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25		2.25		1.46		16,340	44
10-31-11	8.81	0.11		(0.75)	(0.64)	0.39	—	—	0.39	—	7.78	(7.64)	2.22	2.22		2.22		1.12		18,966	66
10-31-10	8.44	0.08	•	0.85	0.93	0.56	—	—	0.56	—	8.81	11.65	2.25	2.25	†	2.25	†	1.05	†	25,632	60
Class I
10-31-14	9.67	0.18		0.24	0.42	0.56	—	—	0.56	—	9.53	4.62	1.12	1.12		1.12		1.98		399,924	67
10-31-13	9.00	0.16		1.15	1.31	0.64	—	—	0.64	—	9.67	15.04	1.15	1.14		1.14		1.76		331,721	50
10-31-12	7.82	0.20		1.20	1.40	0.22	—	—	0.22	—	9.00	18.30	1.17	1.17		1.17		2.56		288,945	44
10-31-11	8.87	0.19		(0.75)	(0.56)	0.49	—	—	0.49	—	7.82	(6.75)	1.14	1.14		1.14		2.08		253,837	66
10-31-10	8.49	0.18		0.85	1.03	0.65	—	—	0.65	—	8.87	12.90	1.17	1.17	†	1.17	†	2.13	†	365,799	60
Class W
10-31-14	9.70	0.18		0.23	0.41	0.55	—	—	0.55	—	9.56	4.55	1.17	1.17		1.17		1.93		32,251	67
10-31-13	9.02	0.15		1.16	1.31	0.63	—	—	0.63	—	9.70	15.06	1.21	1.20		1.20		1.70		29,625	50
10-31-12	7.84	0.16		1.23	1.39	0.21	—	—	0.21	—	9.02	18.15	1.22	1.22		1.22		2.20		23,057	44
10-31-11	8.89	0.19	•	(0.75)	(0.56)	0.49	—	—	0.49	—	7.84	(6.76)	1.22	1.22		1.22		2.21		10,270	66
10-31-10	8.51	0.16	•	0.86	1.02	0.64	—	—	0.64	—	8.89	12.80	1.25	1.25	†	1.25	†	2.01	†	5,202	60

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014

NOTE 1 — ORGANIZATION

Voya Mutual Funds (“VMF” or the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end investment management company. There are sixteen separate active series, two of which are included in this report, (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust. Prior to May 30, 2014, International Real Estate was a non-diversified series of the Trust.

Each Fund offers at least five or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition, are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case.

16

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For each Fund, the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV, or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S. dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S. dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At October 31, 2014, the Funds had not entered into any Master Agreements.

E.  Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2014, International Real Estate had an average contract amount on forward foreign currency contracts to buy of $3,706,030. International Real Estate used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Portfolio of Investments for open forward currency contracts at October 31, 2014.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

20

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$1,988,370,180	$2,179,715,252
International Real Estate	418,442,595	380,551,135

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Management Agreement compensates the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% in excess of $500 million
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% in excess of $500 million

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6, and Class W, has a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2014, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$46,455	$—
International Real Estate	5,131	—
Contingent Deferred Sales Charges:
Global Real Estate	$1,989	$2,450
International Real Estate	—	76

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2014, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, if certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees, as described in the Plan, to defer the receipt of all or a portion

21

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of trustees’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate(1)	1.50%	2.25%	2.25%	1.25%	1.50%	1.75%	1.20%	1.25%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	1.25%

(1)	Prior to January 1, 2014 and pursuant to a non-recoupable side letter agreement, the operating expense limits for Global Real Estate were 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90%, and 1.40% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W, respectively. Class R6 launched July 15, 2014.

Pursuant to a side letter agreement, through at least March 1, 2015, the Investment Adviser and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If the Investment Adviser and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreement will continue. The side letter agreement will renew if the Investment Adviser and CBRE Clarion Securities LLC elect to renew it. Termination or modification of this obligation requires approval by the Fund’s Board.

Fund	Class A	Class B	Class C	Class I	Class W
International Real Estate(1)	1.45%	2.20%	2.20%	1.20%	1.20%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of October 31, 2014, the Funds did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual through March 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Funds’ Board.

NOTE 8 — LINE OF CREDIT

Each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2014:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	3	$6,644,333	1.10%
International Real Estate	1	1,536,000	1.09

22

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate
Class A
10/31/2014	20,776,023	—	1,534,730	(44,185,157)	(21,874,404)	395,127,620	—	29,536,518	(862,099,103)	(437,434,965)
10/31/2013	32,897,624	—	2,839,857	(33,798,524)	1,938,957	607,093,663	—	51,506,752	(621,345,778)	37,254,637
Class B
10/31/2014	4,094	—	9,787	(224,005)	(210,124)	62,164	—	153,174	(3,488,260)	(3,272,922)
10/31/2013	9,831	—	27,212	(219,034)	(181,991)	146,005	—	403,121	(3,303,236)	(2,754,110)
Class C
10/31/2014	1,347,199	—	168,262	(3,325,504)	(1,810,043)	22,365,414	—	2,812,436	(55,136,030)	(29,958,180)
10/31/2013	2,937,760	—	373,885	(2,999,228)	312,417	47,495,427	—	5,896,667	(48,017,701)	5,374,393
Class I
10/31/2014	55,916,330	—	3,208,417	(47,598,294)	11,526,453	1,088,546,106	—	61,617,850	(915,716,015)	234,447,941
10/31/2013	55,514,979	—	5,271,133	(52,981,229)	7,804,883	1,022,893,996	—	95,607,851	(972,181,472)	146,320,375
Class O
10/31/2014	57,799	—	389	(105,787)	(47,599)	1,105,783	—	7,477	(2,027,884)	(914,624)
10/31/2013	124,268	—	849	(169,652)	(44,535)	2,291,753	—	15,381	(3,145,196)	(838,062)
Class R
10/31/2014	63,941	—	1,178	(24,006)	41,113	1,210,992	—	22,744	(475,238)	758,498
10/31/2013	80,205	—	2,551	(108,527)	(25,771)	1,467,662	—	46,182	(2,098,107)	(584,263)
Class R6
7/15/2014(1)– 10/31/2014	5,055,484	—	26,287	(16,379)	5,065,392	101,237,010	—	499,982	(326,678)	101,410,314
Class W
10/31/2014	5,898,239	—	448,174	(7,741,474)	(1,395,061)	113,037,300	—	8,640,643	(151,911,016)	(30,233,073)
10/31/2013	10,471,846	—	810,632	(11,822,713)	(540,235)	194,350,210	—	14,735,856	(221,377,288)	(12,291,222)
International Real Estate
Class A
10/31/2014	988,782	—	1,139,502	(2,499,469)	(371,185)	9,250,309	—	10,482,892	(23,209,156)	(3,475,955)
10/31/2013	1,274,265	—	454,696	(1,797,069)	(68,108)	11,947,625	—	4,126,210	(16,686,755)	(612,920)
Class B
10/31/2014	1,373	—	5,573	(48,372)	(41,426)	12,593	—	51,078	(448,310)	(384,639)
10/31/2013	2,120	—	7,286	(35,820)	(26,414)	19,308	—	65,994	(332,610)	(247,308)
Class C
10/31/2014	187,463	—	62,162	(409,513)	(159,888)	1,747,333	—	569,521	(3,787,621)	(1,470,767)
10/31/2013	348,471	—	69,969	(460,558)	(42,118)	3,282,578	—	632,946	(4,256,346)	(340,822)
Class I
10/31/2014	12,962,263	—	508,474	(5,793,519)	7,677,218	121,811,957	—	4,678,155	(53,755,802)	72,734,310
10/31/2013	8,185,331	—	504,098	(6,516,664)	2,172,765	76,634,006	—	4,584,919	(60,376,334)	20,842,591
Class W
10/31/2014	1,064,016	—	30,735	(774,764)	319,987	10,054,096	—	283,977	(7,211,218)	3,126,855
10/31/2013	1,130,484	—	38,995	(671,899)	497,580	10,658,341	—	355,811	(6,259,901)	4,754,251

(1)	Commencement of operations.

NOTE 10 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments/Developing and Emerging Markets Risk (Both Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

23

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2014, the Funds had no securities on loan.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Global Real Estate(1)	$(1,879,645)	$(2,445,439)	$4,325,084
International Real Estate(2)	(26,312)	19,862,719	(19,836,407)

(1)	Amounts are as of the Fund’s tax year ended December 31, 2013.

(2)	Amounts relate to the tax treatment of PFICs and corporate actions.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2014	Year Ended October 31, 2013
	Ordinary Income	Ordinary Income
Global Real Estate(1)	$108,425,505	$185,635,734
International Real Estate	33,007,943	35,530,818

(1)	Composition of dividends and distributions presented herein is based on the Fund’s tax year-ends of December 31, 2013 and December 31, 2012.

24

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Global Real Estate (1)	$—	$(32,200,518)	$825,192,202	$(59,467,469)	2016
				(414,424,595)	2017
				(79,668,453)	2018
				$(553,560,517)
International Real Estate	18,941,355	—	74,216,032	(2,556,095)	2015
				(67,952,089)	2016
				(159,911,905)	2017
				(43,046,092)	2018
				(8,974,059)	2019
				(3,681,442)	None
				$(286,121,682)

(1)	As of the Fund’s tax year ended December 31, 2013.

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of October 31, 2014, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — LITIGATION

On September 6, 2013, Voya Investments received service in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v ING Investments, LLC (the “Action” or the “Complaint”) brought on behalf of Global Real Estate. The Complaint, which was filed in the United States District Court for the District of Delaware (“Delaware Court”), alleges that Voya Investments breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging Global Real Estate excessive investment management fees. Among other things, the Complaint seeks: (1) an order awarding damages on behalf of Global Real Estate against Voya Investments, including repayment of all unlawful and or excessive investment management fees paid to it by Global Real Estate from one year prior to the commencement of the Action through the date of trial in the Action; and (2) a rescission of the advisory agreement between Voya Investments and Global Real Estate. Management has engaged Milbank, Tweed, Hadley & McCoy LLP to represent Voya Investments in the Action.

On December 20, 2013, Voya Investments filed a motion to transfer the venue of the Action to the United States District Court for the District of Arizona. On June 6, 2014, the motion to transfer was denied. On July 7, 2014, Voya Investments filed the Answer to Plaintiff’s Complaint.

NOTE 14 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These

25

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

NOTE 14 — RESTRUCTURING PLAN (continued)

transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser(s) provide services to the Funds. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Fund approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Funds will not be asked to vote again on this new agreement with the Investment Adviser.

NOTE 15 — SUBSEQUENT EVENTS

On November 20, 2014, the Board approved a new expense limitation agreement for Global Real Estate. Effective January 1, 2015, the new expense limitation agreement, through March 1, 2016, is 1.40%, 2.15%, 2.15%, 1.15%, 1.40%, 1.65%, 1.10% and 1.15% for Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W, respectively.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

26

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Australia: 6.3%
17,343,500		Federation Centres Ltd	$41,648,774	0.8
13,163,409		Goodman Group	64,266,595	1.2
43,434,185		Mirvac Group	68,909,132	1.3
14,808,044	@	Scentre Group	47,236,938	0.9
15,377,642		Stockland	57,493,795	1.1
11,708,835		Other Securities	49,561,364	1.0
			329,116,598	6.3

		Canada: 1.0%
937,900		Other Securities	50,581,576	1.0

		France: 3.1%
1,287,540		Klepierre	55,727,127	1.1
264,414		Unibail-Rodamco SE	67,797,650	1.3
1,057,715		Other Securities	37,150,751	0.7
			160,675,528	3.1

		Germany: 1.4%
1,086,173		LEG Immobilien AG	75,070,281	1.4

		Hong Kong: 6.3%
8,939,994		Hongkong Land Holdings Ltd.	62,346,803	1.2
30,888,700		New World Development Ltd.	38,827,321	0.7
9,427,500		Sun Hung Kai Properties Ltd.	140,668,712	2.7
13,546,800		Swire Properties Ltd.	43,408,140	0.8
10,773,800		Other Securities	45,625,227	0.9
			330,876,203	6.3

		Japan: 14.2%
10,089		Japan Real Estate Investment Corp.	54,977,492	1.0
33,354		Japan Retail Fund Investment Corp.	67,156,510	1.3
7,253,223		Mitsubishi Estate Co., Ltd.	184,774,106	3.5
6,456,688		Mitsui Fudosan Co., Ltd.	207,688,668	4.0
1,415,900		Sumitomo Realty & Development Co., Ltd.	53,080,626	1.0
3,117,396		Other Securities	175,440,595	3.4
			743,117,997	14.2

		Luxembourg: 0.9%
2,412,933	@	GAGFAH SA	45,124,269	0.9

		Netherlands: 1.1%
5,068,538		Other Securities	55,130,174	1.1

		Singapore: 3.6%
34,568,600		CapitaCommercial Trust	44,948,652	0.8
18,296,000		CapitaLand Ltd.	45,171,310	0.9
29,387,600		Global Logistic Properties Ltd.	62,976,595	1.2
25,720,700		Other Securities	35,734,355	0.7
			188,830,912	3.6

COMMON STOCK: (continued)
		Sweden: 0.9%
3,362,672		Other Securities	$47,676,639	0.9

		Switzerland: 0.4%
272,152		Other Securities	23,357,918	0.4

		United Kingdom: 7.2%
6,862,753		British Land Co. PLC	80,133,993	1.5
1,118,870		Derwent Valley Holdings PLC	53,232,989	1.0
4,799,728		Great Portland Estates PLC	52,825,809	1.0
5,940,069		Hammerson PLC	58,354,935	1.1
6,000,068		Land Securities Group PLC	106,465,031	2.1
6,165,000		Other Securities	25,562,777	0.5
			376,575,534	7.2

		United States: 52.4%
5,757,800		American Realty Capital Properties, Inc.	51,071,686	1.0
764,608		AvalonBay Communities, Inc.	119,156,511	2.3
2,042,212		BioMed Realty Trust, Inc.	44,356,845	0.9
676,280		Boston Properties, Inc.	85,718,490	1.6
4,446,000		DDR Corp.	80,650,440	1.5
2,096,800		Douglas Emmett, Inc.	58,982,984	1.1
3,393,700		Duke Realty Corp.	64,344,552	1.2
2,681,700		Equity Residential	186,539,052	3.6
483,602		Essex Property Trust, Inc.	97,571,540	1.9
4,110,711		General Growth Properties, Inc.	106,508,522	2.0
2,290,100		Health Care Real Estate Investment Trust, Inc.	162,849,011	3.1
1,449,200		Healthcare Realty Trust, Inc.	38,360,324	0.7
6,499,235		Host Hotels & Resorts, Inc.	151,497,168	2.9
1,304,800		Kilroy Realty Corp.	88,387,152	1.7
2,064,130		Kimco Realty Corp.	51,500,043	1.0
898,441		Macerich Co.	63,340,090	1.2
770,900		Post Properties, Inc.	43,124,146	0.8
3,486,182		ProLogis, Inc.	145,199,480	2.8
360,024		Public Storage, Inc.	66,366,824	1.3
1,198,430		Simon Property Group, Inc.	214,770,640	4.1
1,006,330		SL Green Realty Corp.	116,432,381	2.2
4,559,800		Spirit Realty Capital, Inc.	54,261,620	1.0
3,049,555		UDR, Inc.	92,188,048	1.8
1,073,302		Vornado Realty Trust	117,505,103	2.3
23,711,087		Other Securities	440,918,729	8.4
			2,741,601,381	52.4

		Total Common Stock (Cost $3,749,726,146)	5,167,735,010	98.8

See Accompanying Notes to Financial Statements

27

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

Shares			Value	Percentage of Net Assets

WARRANTS: 0.0%
		Hong Kong: 0.0%
360,291	@	Other Securities	$782,358	0.0

		Total Warrants (Cost $111,517)	782,358	0.0

		Total Long-Term Investments (Cost $3,749,837,663)	5,168,517,368	98.8

SHORT-TERM INVESTMENTS: 1.0%
		Mutual Funds: 1.0%
51,490,758		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $51,490,758)	51,490,758	1.0

		Total Short-Term Investments (Cost $51,490,758)	51,490,758	1.0

		Total Investments in Securities (Cost $3,801,328,421)	$5,220,008,126	99.8
		Assets in Excess of Other Liabilities	8,991,954	0.2
		Net Assets	$5,229,000,080	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of October 31, 2014.

@	Non-income producing security

Cost	for federal income tax purposes is $4,042,374,410.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,332,282,131
Gross Unrealized Depreciation	(154,648,415)
Net Unrealized Appreciation	$1,177,633,716

REIT Diversification	Percentage of Net Assets
Retail REITs	21.1%
Diversified REITs	15.6
Diversified Real Estate Activities	13.4
Residential REITs	12.6
Office REITs	12.3
Real Estate Operating Companies	6.8
Specialized REITs	6.2
Industrial REITs	5.6
Hotels, Resorts & Cruise Lines	4.3
Real Estate Services	0.9
Assets in Excess of Other Liabilities*	1.2
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$329,116,598	$—	$329,116,598
Canada	50,581,576	—	—	50,581,576
France	37,150,751	123,524,777	—	160,675,528
Germany	—	75,070,281	—	75,070,281
Hong Kong	—	330,876,203	—	330,876,203
Japan	—	743,117,997	—	743,117,997
Luxembourg	—	45,124,269	—	45,124,269
Netherlands	—	55,130,174	—	55,130,174
Singapore	—	188,830,912	—	188,830,912
Sweden	—	47,676,639	—	47,676,639
Switzerland	—	23,357,918	—	23,357,918
United Kingdom	15,726,207	360,849,327	—	376,575,534
United States	2,741,601,381	—	—	2,741,601,381
Total Common Stock	2,845,059,915	2,322,675,095	—	5,167,735,010
Warrants	782,358	—	—	782,358
Short-Term Investments	51,490,758	—	—	51,490,758
Total Investments, at fair value	$2,897,333,031	$2,322,675,095	$—	$5,220,008,126

(1)	For the year ended October 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2014, securities valued at $37,785,230 and $24,338,344 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

See Accompanying Notes to Financial Statements

28

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

29

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2014

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.1%
		Australia: 12.5%
2,416,816		Goodman Group	$11,799,416	1.9
1,149,920		Investa Office Fund	3,628,129	0.6
8,737,311		Mirvac Group	13,861,904	2.2
3,813,565		Peet Ltd.	4,068,788	0.6
1,996,555	@	Scentre Group	6,368,913	1.0
4,999,971		Stockland	18,693,849	2.9
2,936,057		Westfield Corp.	20,631,738	3.3
			79,052,737	12.5

		Austria: 0.2%
61,100		Other Securities	1,171,931	0.2

		Canada: 3.4%
131,500		Allied Properties Real Estate Investment Trust	4,150,175	0.6
140,200		Boardwalk Real Estate Investment Trust	8,881,842	1.4
198,400		Canadian Real Estate Investment Trust	8,711,962	1.4
			21,743,979	3.4

		China: 1.0%
2,336,100		Other Securities	6,115,724	1.0

		Finland: 0.6%
1,068,300		Other Securities	4,004,950	0.6

		France: 6.7%
56,906		ICADE	4,527,578	0.7
129,489		Klepierre	5,604,525	0.9
226,901		Mercialys	5,011,504	0.8
90,138		Unibail-Rodamco SE	23,112,031	3.6
39,345		Other Securities	4,166,084	0.7
			42,421,722	6.7

		Germany: 3.8%
184,678		Deutsche Annington Immobilien SE	5,345,847	0.8
110,194		Deutsche Euroshop AG	4,930,138	0.8
119,009		LEG Immobilien AG	8,225,245	1.3
360,657		Other Securities	5,603,739	0.9
			24,104,969	3.8

		Hong Kong: 14.1%
2,706,400		Hang Lung Properties Ltd.	8,451,359	1.3
2,556,094		Hongkong Land Holdings Ltd.	17,825,995	2.8
1,646,500		Hysan Development Co., Ltd.	7,512,737	1.2
11,198,900		New World Development Ltd.	14,077,099	2.2
1,940,703		Sun Hung Kai Properties Ltd.	28,957,432	4.6
3,890,026		Swire Properties Ltd.	12,464,847	2.0
			89,289,469	14.1

COMMON STOCK: (continued)
		Italy: 0.2%
2,249,200		Other Securities	$1,550,871	0.2

		Japan: 29.6%
4,837		Fukuoka REIT Corp.	9,017,629	1.4
8,398		GLP J-Reit	9,529,441	1.5
6,463		Hulic Reit, Inc.	9,820,502	1.5
9,261		Japan Hotel REIT Investment Corp.	5,744,446	0.9
1,550		Kenedix Office Investment Corp.	8,288,474	1.3
1,612,200		Mitsubishi Estate Co., Ltd.	41,070,406	6.5
1,314,177		Mitsui Fudosan Co., Ltd.	42,272,396	6.7
5,387		Mori Hills REIT Investment Corp.	7,522,822	1.2
9,810		Orix JREIT, Inc.	13,079,318	2.1
496,400		Hulic Co. Ltd.	5,491,904	0.9
634,000		Sumitomo Realty & Development Co., Ltd.	23,768,004	3.7
678,000		Tokyo Tatemono Co., Ltd.	5,918,501	0.9
4,064		United Urban Investment Corp.	6,413,827	1.0
			187,937,670	29.6

		Luxembourg: 0.5%
163,453		Other Securities	3,056,735	0.5

		Netherlands: 1.5%
84,931		Corio NV	4,133,984	0.6
564,982		Other Securities	5,483,532	0.9
			9,617,516	1.5

		Singapore: 7.8%
5,300,641		CapitaCommercial Trust	6,892,286	1.1
5,548,500		CapitaLand Ltd.	13,698,787	2.2
541,900		City Developments Ltd.	3,988,346	0.6
6,050,762		Global Logistic Properties Ltd.	12,966,571	2.0
6,444,856		Suntec Real Estate Investment Trust	8,953,985	1.4
2,781,705		Other Securities	3,095,210	0.5
			49,595,185	7.8

		Spain: 0.5%
232,224		Other Securities	2,851,909	0.5

		Sweden: 1.7%
239,220		Castellum AB	3,668,473	0.6
297,062		Fabege AB	3,813,287	0.6
266,373		Other Securities	3,456,449	0.5
			10,938,209	1.7

		Switzerland: 0.8%
61,853		Other Securities	5,009,984	0.8

See Accompanying Notes to Financial Statements

30

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: 12.2%
1,347,296	British Land Co. PLC	$15,731,909	2.5
156,861	Derwent Valley Holdings PLC	7,463,048	1.2
746,855	Great Portland Estates PLC	8,219,887	1.3
1,264,842	Hammerson PLC	12,425,743	1.9
876,622	Land Securities Group PLC	15,554,755	2.4
622,030	Unite Group PLC	4,252,985	0.7
3,017,852	Other Securities	13,821,808	2.2
		77,470,135	12.2

	Total Common Stock (Cost $497,454,851)	615,933,695	97.1

WARRANTS: 0.3%
	Hong Kong: 0.3%
991,779	Other Securities	2,153,609	0.3

	Total Warrants (Cost $1,249,422)	2,153,609	0.3

	Total Investments in Securities (Cost $498,704,273)	$618,087,304	97.4
	Assets in Excess of Other Liabilities	16,456,949	2.6
	Net Assets	$634,544,253	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $543,896,343.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$100,106,940
Gross Unrealized Depreciation	(25,915,979)
Net Unrealized Appreciation	$74,190,961

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	29.8%
Retail REITs	17.5
Diversified REITs	17.4
Real Estate Operating Companies	15.3
Office REITs	7.5
Industrial REITs	4.3
Real Estate Development	3.5
Residential REITs	1.4
Real Estate Services	0.5
Specialized REITs	0.2
Assets in Excess of Other Liabilities	2.6
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$79,052,737	$—	$79,052,737
Austria	—	1,171,931	—	1,171,931
Canada	21,743,979	—	—	21,743,979
China	—	6,115,724	—	6,115,724
Finland	—	4,004,950	—	4,004,950
France	9,539,082	32,882,640	—	42,421,722
Germany	—	24,104,969	—	24,104,969
Hong Kong	—	89,289,469	—	89,289,469
Italy	—	1,550,871	—	1,550,871
Japan	—	187,937,670	—	187,937,670
Luxembourg	—	3,056,735	—	3,056,735
Netherlands	—	9,617,516	—	9,617,516
Singapore	—	49,595,185	—	49,595,185
Spain	2,851,909	—	—	2,851,909
Sweden	—	10,938,209	—	10,938,209
Switzerland	—	5,009,984	—	5,009,984
United Kingdom	3,600,284	73,869,851	—	77,470,135
Total Common Stock	37,735,254	578,198,441	—	615,933,695
Warrants	2,153,609	—	—	2,153,609
Total Investments, at fair value	$39,888,863	$578,198,441	$—	$618,087,304

See Accompanying Notes to Financial Statements

31

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2014
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(202,976)	$—	$(202,976)
Total Liabilities	$—	$(202,976)	$—	$(202,976)

(1)	For the year ended October 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At October 31, 2014, securities valued at $7,052,297 and $6,338,520 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2014, the following forward foreign currency contracts were outstanding for the Voya International Real Estate Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	Japanese Yen	584,684,100	Buy	11/07/14	$5,408,383	$5,205,407	$(202,976)
							$(202,976)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$202,976
Total Liability Derivatives		$202,976

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended October 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**
Foreign exchange contracts	$(43,275)
Total	$(43,275)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**
Foreign exchange contracts	$(202,976)
Total	$(202,976)

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

32

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2014 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments at October 31, 2014:

Brown Brothers Harriman & Co.
Liabilities:
Forward foreign currency contracts	$202,976
Total Liabilities	202,976

Total liability derivative instruments subject to master netting agreements (1)	$—

(1)	At October 31, 2014, the Fund had not entered into any master netting agreements with its derivative counterparties as disclosed above. As such, the Fund did not have any amounts subject to offset.

Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

33

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2014 were as follows:

Fund Name	Type	Per Share Amount
Voya Global Real Estate Fund
Class A	NII	$0.4062
Class B	NII	$0.3011
Class C	NII	$0.2919
Class I	NII	$0.4645
Class O	NII	$0.4098
Class R	NII	$0.3721
Class R6*	NII	$0.1093
Class W	NII	$0.4583
Voya International Real Estate Fund
Class A	NII	$0.5307
Class B	NII	$0.4564
Class C	NII	$0.4590
Class I	NII	$0.5589
Class W	NII	$0.5543

NII — Net investment income

*  Commenced operations July 15, 2014.

For the year ended October 31, 2014, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Real Estate(1)	40.22%
International Real Estate	26.22%

(1)  As of Fund’s tax year ended December 31, 2013.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Global Real Estate(1)	$2,453,736	$0.0092	45.13%
International Real Estate	$636,161	$0.0096	58.80%

(1)  Amounts are as of Fund’s tax year ended December 31, 2013.

*  None of the Funds’ income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	158	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	158	Wisconsin Energy Corporation (June 2006–Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7 337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:73	Trustee	May 2013–Present	Retired. Professor of Economics and Finance, Middle Tennessee State University (August 1991–July 2014); Dr. DePrince continues to hold a position with the university under a post-retirement contract until December 31, 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007–Present	Retired.	158	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002–Present	Retired.	158	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013–Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005–Present	Retired.	158	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	158	None.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant (May 2001–Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	158	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Funds (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of November 30, 2014.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Trust as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial, Inc.’s affiliates.

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	February 2002–Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	May 1999–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012–Present	Senior Vice President — Head of Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003–Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 Present); Director of Compliance, Voya Investments, LLC (October 2004 Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014–Present	Vice President, Voya Funds Services, LLC (April 2014–Present); and Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014)

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present	Vice President — Platform Product Management & Project Management, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Mutual Funds (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Global Real Estate Fund and Voya International Real Estate Fund (together, the “Funds”), each a series of the Trust, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the amended and restated investment advisory contracts (the “Advisory Contracts”) between Voya Investments, LLC (“Adviser”) and the Funds as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with CBRE Clarion Securities LLC, the sub-adviser to each Fund (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Trustees previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Trustees periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by each Fund for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the September 12, 2014 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of each Fund and other similarly managed funds in its Selected Peer Group, information regarding each Fund’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Funds; (2) reports providing risk and attribution analyses of the Funds; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Funds’) Advisory Contracts and Sub-Advisory Contracts; (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) a report by the Trust’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. is required to divest Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which includes the Adviser and Sub-Adviser, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is a minority owned subsidiary of ING Groep and a parent company of the Adviser. The Board further noted that the Separation Plan may result in the Adviser’s loss of access to the services and resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through two other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Funds. The Board also was advised that there can be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Funds and the Adviser including the Adviser’s ability during and after the separation to perform the same level of service to the Funds as the Adviser currently provides. The Board was advised that the Adviser does not currently anticipate that the Separation Plan would have a material adverse impact on the Funds or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s name, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Fund, a specific class of shares was used for purposes of certain comparisons between the Funds and their Selected Peer Groups. The specified class of a Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Fund’s Selected Peer Group were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Funds and/or their performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group, to each Fund’s Morningstar category median, Lipper category median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Trust’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Trust’s CCO in consultation with the Board’s Compliance Committee that guide the Trust’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to the Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Funds’ investment performance.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated sub-advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board considered that the Funds’ Sub-Adviser traditionally has not accounted for its profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Fund-by-Fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Fund by Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Fund’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Global Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Morningstar category median for the one-year, three-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and five-year periods; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the one-year period, the third quintile for the three-year and five-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya International Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya International Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the one-year and three-year periods, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the Fund’s performance vis-à-vis a Performance Peer Group; (2) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy; and (4) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as

44

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding fee waivers and expense limitations, which lower the Fund’s effective management fee rate; and (2) Management’s representations with respect to the competitiveness of the Fund’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

Voya Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

Voya Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	AR-UINTREAL (1014-121914)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $363,400 for year ended October 31, 2014 and $363,400 for year ended October 31, 2013.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $40,400 for the year ended October 31, 2014 and $33,600 for the year ended October 31, 2013.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $136,832 in the year ended October 31, 2014 and $112,462 in the year ended October 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $42,915 for the year ended October 31, 2014 and $4,500 for the year ended October 31, 2013.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.           Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.          Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.         Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.        Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.         Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.        Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.       Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.      Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.        Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: May 22, 2014

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:         October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended October 31, 2014 and October 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013

Voya Mutual Funds	$220,147	$150,562

Voya Investments, LLC (1)	$135,850	$729,757

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Bond Fund, Voya Multi-Manager International Small Cap Fund, and Voya International Value Equity Fund, and including the portfolios of investments of Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Perspectives Fund, and Voya Russia Fund, each a series of Voya Mutual Funds, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Global Bond Fund, Voya Multi-Manager International Small Cap Fund, and Voya International Value Equity Fund, as of October 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG

Boston, Massachusetts

December 26, 2014

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, Voya Global Natural Resources Fund, Voya Global Opportunities Fund, Voya International Core Fund, Voya Multi-Manager Emerging Markets Equity Fund, and Voya Multi-Manager International Equity Fund, each a series of Voya Mutual Funds, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Emerging Markets Equity Dividend Fund, Voya Global Equity Dividend Fund, Voya Global Natural Resources Fund, Voya Global Opportunities Fund, Voya International Core Fund, Voya Multi-Manager Emerging Markets Equity Fund, and Voya Multi-Manager International Equity Fund, as of October 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2014, and the results of their operations and for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG

Boston, Massachusetts

December 26, 2014

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Real Estate Fund and Voya International Real Estate Fund, each a series of Voya Mutual Funds, as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Global Real Estate Fund and Voya International Real Estate Fund, as of October 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments in securities. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG

Boston, Massachusetts

December 29, 2014

Voya Diversified Emerging Markets Debt Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
		Affiliated Investment Companies: 100.1%
47,911	Voya Emerging Markets Corporate Debt Fund - Class P	480,071	44.8
49,387	Voya Emerging Markets Hard Currency Debt Fund - Class P	482,514	45.1
12,748	Voya Emerging Markets Local Currency Debt Fund - Class P	108,865	10.2

	Total Mutual Funds (Cost $1,065,779)	1,071,450	100.1

SHORT-TERM INVESTMENTS: 2.0%
		Mutual Funds: 2.0%
21,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $21,000)	21,000	2.0

	Total Short-Term Investments (Cost $21,000)	21,000	2.0

	Total Investments in Securities (Cost $1,086,779)	$1,092,450	102.1
	Liabilities in Excess of Other Assets	(22,289)	(2.1)
	Net Assets	$1,070,161	100.0

††	Rate shown is the 7-day yield as of October 31, 2014.

Cost for federal income tax purposes is $1,093,490.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$8,956
Gross Unrealized Depreciation	(9,996)

Net Unrealized Depreciation	$(1,040)

See Accompanying Notes to Financial Statements

1

ING Diversified International Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.1%
170,256	iShares MSCI EAFE Index Fund	10,887,871	16.1

	Total Exchange-Traded Funds (Cost $10,931,199)	10,887,871	16.1

MUTUAL FUNDS: 84.1%
		Affiliated Investment Companies: 84.1%
1,617,291	Voya International Core Fund - Class I	17,790,197	26.3
740,935	Voya Multi-Manager Emerging Markets Equity Fund - Class I	8,602,255	12.7
2,325,154	Voya Multi-Manager International Equity Fund - Class I	27,134,546	40.2
70,155	Voya Multi-Manager International Small Cap Fund - Class I	3,290,285	4.9

	Total Mutual Funds (Cost $45,850,006)	56,817,283	84.1

	Total Investments in Securities (Cost $56,781,205)	$67,705,154	100.2
	Liabilities in Excess of Other Assets	(121,082)	(0.2)
	Net Assets	$67,584,072	100.0

Cost for federal income tax purposes is $57,715,403.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,967,277
Gross Unrealized Depreciation	(977,526)

Net Unrealized Appreciation	$9,989,751

See Accompanying Notes to Financial Statements

2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 36.1%
		Australia: 0.3%
812,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	913,431	0.1
930,000	#	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	963,713	0.2
			1,877,144	0.3

		Bermuda: 0.2%
1,000,000		NCL Corp. Ltd., 5.000%, 02/15/18	1,005,000	0.2

		Brazil: 1.7%
1,050,000	#	Caixa Economica Federal, 4.500%, 10/03/18	1,077,720	0.2
1,575,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	1,578,938	0.3
420,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	446,090	0.1
1,100,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	1,172,875	0.2
1,641,000		Petrobras Global Finance BV, 4.375%, 05/20/23	1,568,463	0.3
758,500	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	780,876	0.1
380,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	395,200	0.1
1,200,000		Suzano Trading Ltd., 5.875%, 01/23/21	1,266,000	0.2
920,000		Vale Overseas Ltd., 4.625%, 09/15/20	975,264	0.2
			9,261,426	1.7

		Canada: 0.3%
822,000		Goldcorp, Inc., 3.700%, 03/15/23	793,223	0.1
940,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	985,825	0.2
			1,779,048	0.3

		Colombia: 0.6%
1,200,000		Banco Davivienda SA, 5.875%, 07/09/22	1,224,000	0.2
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,526,250	0.3
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	780,798	0.1
			3,531,048	0.6

		Dominican Republic: 0.2%
1,000,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	1,020,000	0.2

		France: 0.7%
1,153,000		BPCE SA, 2.500%, 12/10/18	1,160,628	0.2
1,142,000	#	BPCE SA, 5.150%, 07/21/24	1,177,098	0.2
1,660,000	#	Numericable Group SA, 6.000%, 05/15/22	1,699,425	0.3
			4,037,151	0.7

		Hong Kong: 0.3%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,610,190	0.3

		India: 0.6%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,375,522	0.3
492,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	484,620	0.1
1,200,000		Vedanta Resources PLC, 8.250%, 06/07/21	1,313,250	0.2
			3,173,392	0.6

		Italy: 0.2%
1,216,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	1,267,179	0.2

		Japan: 0.2%
1,120,000	#	Softbank Corp., 4.500%, 04/15/20	1,138,200	0.2

		Luxembourg: 0.3%
1,215,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	1,300,050	0.2
325,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	353,031	0.1
			1,653,081	0.3

		Mexico: 0.6%
975,000	#	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.950%, 01/30/24	1,040,813	0.2
675,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	766,125	0.2
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,255,781	0.2
			3,062,719	0.6

		Netherlands: 0.8%
575,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	598,000	0.1
786,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	868,389	0.2
200,000		Lukoil International Finance BV, 4.563%, 04/24/23	181,970	0.0
1,150,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	1,219,000	0.2
780,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	820,950	0.2
681,000		Seagate HDD Cayman, 6.875%, 05/01/20	724,414	0.1
			4,412,723	0.8

		Paraguay: 0.5%
2,600,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	2,743,000	0.5

See Accompanying Notes to Financial Statements

3

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

		Russia: 0.9%
1,400,000		EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd, 5.125%, 12/12/17	1,375,500	0.2
650,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	638,625	0.1
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	409,000	0.1
650,000		Metalloinvest Finance Ltd., 5.625%, 04/17/20	592,313	0.1
500,000		Metalloinvest Finance Ltd, 6.500%, 07/21/16	505,000	0.1
1,000,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.550%, 10/28/20	1,000,000	0.2
825,000		Mobile Telesystems OJSC via MTS International Funding Ltd., 5.000%, 05/30/23	743,531	0.1
			5,263,969	0.9

		Sweden: 0.2%
984,000	#	Nordea Bank AB, 5.500%, 09/29/49	996,300	0.2

		Switzerland: 0.6%
1,911,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,111,655	0.4
1,143,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,350,515	0.2
			3,462,170	0.6

		United Arab Emirates: 0.9%
1,100,000	#	Abu Dhabi National Energy Co., 2.500%, 01/12/18	1,119,853	0.2
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,273,050	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	837,225	0.2
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,878,829	0.3
			5,108,957	0.9

		United Kingdom: 0.5%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	695,667	0.1
747,000		HSBC Holdings PLC, 5.625%, 12/29/49	760,072	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	269,063	0.1
842,000		Vodafone Group PLC, 1.500%, 02/19/18	831,098	0.2
			2,555,900	0.5

		United States: 25.5%
630,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	671,737	0.1
69,000		AES Corp., 8.000%, 10/15/17	78,487	0.0
867,000		American International Group, Inc., 3.375%, 08/15/20	901,456	0.2
793,000		Air Lease Corp., 4.250%, 09/15/24	796,965	0.1
1,025,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	1,042,937	0.2
625,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	290,625	0.0
87,000		Altria Group, Inc., 9.250%, 08/06/19	113,368	0.0
1,431,000		American Tower Corp., 5.000%, 02/15/24	1,516,963	0.3
1,257,000	#	Amsurg Corp., 5.625%, 07/15/22	1,308,694	0.2
385,000		Antero Resources Finance Corp., 5.375%, 11/01/21	392,219	0.1
1,134,000		AT&T, Inc., 5.350%, 09/01/40	1,222,959	0.2
875,000	#	Audatex North America, Inc., 6.000%, 06/15/21	929,687	0.2
798,000		Bank of America Corp., 3.300%, 01/11/23	791,735	0.1
878,000		Bank of America Corp., 4.100%, 07/24/23	917,235	0.2
545,000		Bank of America Corp., 4.000%, 04/01/24	563,556	0.1
1,738,000		Barrick North America Finance LLC, 5.750%, 05/01/43	1,686,978	0.3
648,000		BioMed Realty L.P., 4.250%, 07/15/22	668,858	0.1
500,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	520,625	0.1
1,000,000		Cablevision Systems Corp., 8.000%, 04/15/20	1,148,750	0.2
940,000	#	Calpine Corp., 6.000%, 01/15/22	1,017,550	0.2
900,000		Case New Holland, Inc., 7.875%, 12/01/17	1,014,750	0.2
875,000		CBRE Services, Inc., 5.250%, 03/15/25	897,969	0.2
1,108,000		CBS Corp., 3.700%, 08/15/24	1,106,129	0.2
1,723,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	1,725,154	0.3
930,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	939,300	0.2
1,170,000	#	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	1,171,462	0.2
1,186,000		Celgene Corp., 4.000%, 08/15/23	1,240,455	0.2
902,000		CenturyLink, Inc., 5.625%, 04/01/20	959,502	0.2
915,000		Chemtura Corp., 5.750%, 07/15/21	917,287	0.2
500,000		Chesapeake Energy Corp., 6.125%, 02/15/21	557,500	0.1
275,000		Chesapeake Energy Corp., 6.625%, 08/15/20	311,437	0.1
520,000		Chesapeake Midstream Partners L.P. / CHKM Finance Corp., 6.125%, 07/15/22	568,100	0.1
250,000		Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	248,750	0.0

See Accompanying Notes to Financial Statements

4

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

1,110,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	1,245,975	0.2
670,000		Citigroup, Inc., 4.000%, 08/05/24	669,682	0.1
847,000		Citigroup, Inc., 5.500%, 09/13/25	940,180	0.2
485,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	504,400	0.1
560,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	598,500	0.1
376,000	#	CommScope, Inc., 5.500%, 06/15/24	382,110	0.1
302,000	#	CommScope, Inc., 5.000%, 06/15/21	302,755	0.1
511,000		Constellation Brands, Inc., 7.250%, 05/15/17	570,723	0.1
2,159,000	#	COX Communications, Inc., 2.950%, 06/30/23	2,060,001	0.4
1,464,000		Devon Energy Corp., 5.600%, 07/15/41	1,669,528	0.3
1,659,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	1,694,418	0.3
600,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	597,835	0.1
624,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	739,424	0.1
560,000		DISH DBS Corp., 4.250%, 04/01/18	575,400	0.1
500,000		DPL, Inc., 6.500%, 10/15/16	536,250	0.1
900,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	945,000	0.2
1,000,000		Eagle Spinco, Inc., 4.625%, 02/15/21	973,750	0.2
907,000		eBay, Inc., 2.600%, 07/15/22	848,802	0.2
1,308,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,395,590	0.2
246,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	315,405	0.1
2,157,000		Entergy Corp., 5.125%, 09/15/20	2,355,097	0.4
597,000		Enterprise Products Operating, LLC, 6.450%, 09/01/40	749,596	0.1
1,081,000		Equinix, Inc., 5.375%, 04/01/23	1,120,186	0.2
651,000		Fifth Third Bancorp., 8.250%, 03/01/38	977,411	0.2
1,128,000		FirstEnergy Corp., 4.250%, 03/15/23	1,132,660	0.2
500,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	625,554	0.1
500,000		Ford Motor Credit Co., LLC, 5.000%, 05/15/18	546,848	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	645,750	0.1
1,170,000		Gannett Co., Inc., 5.125%, 07/15/20	1,216,800	0.2
786,000		Gannett Co., Inc., 6.375%, 10/15/23	848,880	0.2
1,765,000		General Electric Capital Corp., 4.375%, 09/16/20	1,940,010	0.3
549,000		General Electric Capital Corp., 6.750%, 03/15/32	732,055	0.1
1,501,000		Genworth Holdings, Inc., 4.900%, 08/15/23	1,565,025	0.3
1,412,000	#	Glencore Funding LLC, 2.500%, 01/15/19	1,401,753	0.3
505,000		Goldman Sachs Group, Inc., 4.800%, 07/08/44	523,547	0.1
1,566,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,746,781	0.3
1,197,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,582,875	0.3
530,000		HCA, Inc., 5.250%, 04/15/25	549,875	0.1
735,000		HCA, Inc., 7.250%, 09/15/20	780,938	0.1
1,257,000		HCP, Inc., 4.250%, 11/15/23	1,305,550	0.2
1,053,000		Hewlett-Packard Co., 2.600%, 09/15/17	1,079,838	0.2
120,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	115,350	0.0
822,000		HSBC USA, Inc., 5.000%, 09/27/20	901,643	0.2
812,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	824,966	0.1
1,110,000		Huntsman International LLC, 4.875%, 11/15/20	1,123,875	0.2
430,000		Indiana Michigan Power, 7.000%, 03/15/19	515,097	0.1
1,025,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	1,032,688	0.2
556,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	594,323	0.1
552,000		JPMorgan Chase & Co., 1.625%, 05/15/18	546,217	0.1
1,339,000		JPMorgan Chase & Co., 3.375%, 05/01/23	1,308,467	0.2
915,000		JPMorgan Chase & Co., 6.000%, 12/29/49	911,569	0.2
393,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	391,883	0.1
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	550,625	0.1
862,000		Kohl's Corp., 4.750%, 12/15/23	918,428	0.2
500,000		Lennar Corp., 4.125%, 12/01/18	509,375	0.1
885,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	960,225	0.2
464,000		Metropolitan Edison, 7.700%, 01/15/19	559,594	0.1
1,110,000		MGM Resorts International, 6.750%, 10/01/20	1,221,000	0.2
782,000		Morgan Stanley, 3.750%, 02/25/23	793,118	0.1
1,024,000		Morgan Stanley, 3.875%, 04/29/24	1,039,013	0.2
1,300,000		Morgan Stanley, 4.100%, 05/22/23	1,313,038	0.2
370,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	394,975	0.1

See Accompanying Notes to Financial Statements

5

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

2,151,000		Mylan, Inc./PA, 2.600%, 06/24/18	2,187,404	0.4
585,000		NCR Corp., 6.375%, 12/15/23	620,100	0.1
1,090,000	#	Netflix, Inc., 5.750%, 03/01/24	1,147,225	0.2
741,000		21st Century Fox America, Inc., 5.400%, 10/01/43	846,195	0.2
774,000		21st Century Fox America, Inc., 6.900%, 03/01/19	921,288	0.2
799,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	814,680	0.1
1,000,000		Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	1,005,200	0.2
2,000,000		Pinnacle Entertainment, Inc., 6.375%, 08/01/21	2,150,000	0.4
735,000		Plains Exploration & Production Co., 7.625%, 04/01/20	782,775	0.1
875,000		PolyOne Corp., 5.250%, 03/15/23	881,563	0.2
815,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	814,967	0.1
992,000		Prudential Financial, Inc., 4.600%, 05/15/44	1,015,410	0.2
495,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	493,763	0.1
495,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	514,800	0.1
750,000		Rent-A-Center, Inc., 6.625%, 11/15/20	727,500	0.1
1,213,000		Reynolds American, Inc., 6.150%, 09/15/43	1,419,547	0.3
800,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 04/15/19	833,000	0.1
1,121,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	1,165,840	0.2
190,000		Ryland Group, Inc., 6.625%, 05/01/20	204,250	0.0
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	728,175	0.1
585,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	608,400	0.1
390,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	372,450	0.1
1,130,000		SandRidge Energy, Inc., 7.500%, 03/15/21	1,011,350	0.2
1,055,000	#	Sanmina Corp., 4.375%, 06/01/19	1,058,956	0.2
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,251,250	0.2
1,344,000		Simon Property Group L.P., 4.250%, 10/01/44	1,320,327	0.2
1,750,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	1,741,250	0.3
1,159,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	1,225,643	0.2
300,000		Smithfield Foods, Inc., 7.750%, 07/01/17	336,000	0.1
476,000		Southwestern Electric Power, 5.550%, 01/15/17	518,874	0.1
475,000	#	Sprint Corp., 7.125%, 06/15/24	489,844	0.1
475,000	#	Sprint Corp., 7.875%, 09/15/23	515,375	0.1
500,000		SPX Corp., 6.875%, 09/01/17	548,750	0.1
1,062,000		St Jude Medical, Inc., 2.500%, 01/15/16	1,084,230	0.2
1,025,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	1,060,875	0.2
1,025,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	1,060,875	0.2
205,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	221,400	0.0
1,085,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	1,087,713	0.2
785,000		Synchrony Financial, 4.250%, 08/15/24	798,517	0.1
1,085,000		Tenet Healthcare Corp., 6.000%, 10/01/20	1,169,088	0.2
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	903,604	0.2
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,763,865	0.3
320,000		T-Mobile USA, Inc., 6.250%, 04/01/21	335,200	0.1
790,000		T-Mobile USA, Inc., 6.625%, 04/01/23	837,400	0.1
915,000		United Rentals North America, Inc., 7.625%, 04/15/22	1,024,800	0.2
1,040,000		US Bancorp/MN, 3.600%, 09/11/24	1,048,068	0.2
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	421,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	762,300	0.1
991,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	984,393	0.2
606,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	623,687	0.1
2,284,000		Verizon Communications, Inc., 5.150%, 09/15/23	2,558,676	0.5
605,000		Verizon Communications, Inc., 6.550%, 09/15/43	764,891	0.1
1,660,000		Viacom, Inc., 6.125%, 10/05/17	1,870,989	0.3
558,000		Walgreen Co., 3.100%, 09/15/22	547,078	0.1
927,000		WellPoint, Inc., 3.500%, 08/15/24	921,623	0.2
1,065,000		WellPoint, Inc., 5.100%, 01/15/44	1,162,614	0.2
1,033,000		Wells Fargo & Co., 4.100%, 06/03/26	1,048,191	0.2
1,170,000	#	West Corp., 5.375%, 07/15/22	1,137,825	0.2

See Accompanying Notes to Financial Statements

6

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

500,000		WPX Energy, Inc., 6.000%, 01/15/22	526,250	0.1

			141,754,708	25.5

		Total Corporate Bonds/Notes (Cost $193,227,006)	200,713,305	36.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.6%
		United States: 11.6%
970,594		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	978,822	0.2
1,340,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.563%, 06/10/49	1,393,015	0.3
1,190,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.563%, 06/10/49	1,191,306	0.2
1,550,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.821%, 02/10/51	1,624,940	0.3
1,980,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.657%, 07/10/42	2,034,521	0.4
960,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-2 H, 5.515%, 07/10/43	963,304	0.2
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.348%, 09/10/47	737,801	0.1
610,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 F, 5.348%, 09/10/47	612,368	0.1
404,801		Banc of America Mortgage 2005-J Trust 2A4, 2.729%, 11/25/35	374,557	0.1
2,644,200	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR5 F, 5.483%, 07/11/42	2,817,854	0.5
933,399	#	Beckman Coulter, Inc., 7.498%, 12/15/18	1,012,085	0.2
1,160,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.250%, 04/15/40	1,178,257	0.2
1,140,000	#	Commercial 2004-LNB2 Mortgage Trust, 6.269%, 03/10/39	1,278,703	0.2
7,745,977	^	Commercial Mortgage Pass Through Certificates, 1.214%, 05/10/47	586,728	0.1
850,000	#	Commercial Mortgage Trust 2004-GG1 F, 5.992%, 06/10/36	868,549	0.2
5,819,583	^	Commercial Mortgage Trust, 1.777%, 01/10/46	506,485	0.1
20,855,517	^	Commercial Mortgage Trust, 1.985%, 10/15/45	2,209,849	0.4
7,590,062	^	Commercial Mortgage Trust, 2.128%, 05/15/45	811,011	0.1
1,060,000		Commercial Mortgage Trust, 5.305%, 06/10/44	1,060,979	0.2
410,000		Commerical 2007-C9 Mortgage Trust, 5.796%, 12/10/49	425,621	0.1
590,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 5.900%, 09/15/39	620,227	0.1
950,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.974%, 02/15/41	993,331	0.2
69,343	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	69,465	0.0
1,182,669	#	Credit Suisse Mortgage Capital Certificates, 2.353%, 07/27/37	1,192,631	0.2
660,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, 12/15/43	704,566	0.1
10,557,485	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.375%, 11/10/46	269,516	0.0
398,000		GCCFC Commercial Mortgage Trust, 6.051%, 12/10/49	417,082	0.1
920,000		GS Mortgage Securities Trust 2006-GG6, 5.552%, 04/10/38	928,890	0.2
530,000		GS Mortgage Securities Trust, 5.552%, 04/10/38	517,439	0.1
1,090,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.396%, 10/15/37	1,086,083	0.2
14,633,139	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.759%, 06/15/45	1,184,945	0.2
6,350,450	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.931%, 12/15/47	604,019	0.1
5,440,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.359%, 12/15/47	138,340	0.0
460,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.680%, 06/12/41	447,173	0.1
637,000		LB-UBS Commercial Mortgage Trust 2004-C7, 4.943%, 10/15/36	637,788	0.1
453,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.146%, 02/15/40	444,771	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	763,399	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	275,899	0.1
640,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	659,623	0.1
270,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	268,744	0.0

See Accompanying Notes to Financial Statements

7

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

1,360,000		LB-UBS Commercial Mortgage Trust, 5.853%, 06/15/38	1,378,519	0.2
450,000		LB-UBS Commercial Mortgage Trust, 5.853%, 06/15/38	445,867	0.1
610,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL, 6.750%, 11/15/26	679,621	0.1
897,591		ML-CFC Commercial Mortgage Trust 2007-6, 5.331%, 03/12/51	899,792	0.2
13,332,445	^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.291%, 08/15/47	1,068,320	0.2
82,312	#	Morgan Stanley Capital I Trust 2004-HQ4, 5.741%, 04/14/40	82,202	0.0
265,893		Morgan Stanley Capital I Trust 2004-IQ7, 5.192%, 06/15/38	265,759	0.0
1,117,098		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	1,117,303	0.2
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	1,113,920	0.2
930,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	1,000,144	0.2
1,060,000		Morgan Stanley Capital I Trust, 5.389%, 11/12/41	1,092,416	0.2
1,450,000	#	Morgan Stanley Capital I, Inc., 3.512%, 01/11/32	1,475,827	0.3
717,680		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.837%, 03/25/36	611,816	0.1
2,526,646	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	2,559,068	0.5
370,000	#	Motel 6 Trust, 1.948%, 10/05/25	370,091	0.1
1,250,294	#	N-Star Real Estate CDO Ltd., 2.002%, 08/25/29	1,251,466	0.2
2,451,278	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	2,450,981	0.4
196,567	+	Structured Asset Securities Corp., 4.550%, 02/25/34	201,201	0.0
1,140,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	1,204,160	0.2
11,573,658	#,^	UBS-Barclays Commercial Mortgage Trust, 2.138%, 08/10/49	1,302,837	0.2
2,230,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.346%, 03/15/42	2,232,791	0.4
770,000	#	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AMFL, 0.357%, 12/15/43	745,948	0.1
880,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ, 5.941%, 02/15/51	927,125	0.2
	1,236,481		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 Trust 1A1, 2.198%, 12/25/36	1,117,644	0.2
	10,926,577	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.107%, 10/15/45	1,175,885	0.2
	882,188		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 5.351%, 08/25/35	893,682	0.2
	623,412		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.592%, 03/25/36	607,958	0.1
	5,108,692	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.207%, 08/15/45	538,751	0.1
	16,010,063	^	WFRBS Commercial Mortgage Trust 2013-C16 XA, 1.056%, 09/15/46	901,507	0.2

		Total Collateralized Mortgage Obligations (Cost $63,965,208)		64,603,287	11.6

FOREIGN GOVERNMENT BONDS: 24.6%
			Australia: 0.0%
AUD	130,000		Australia Government Bond, 4.750%, 06/15/16	118,493	0.0

			Austria: 2.9%
EUR	12,300,000	#	Austria Government Bond, 1.650%, 10/21/24	16,319,792	2.9

			Belarus: 0.3%
	1,550,000		Republic of Belarus, 8.750%, 08/03/15	1,589,060	0.3

			Belize: 0.1%
	930,000	#	Belize Government International Bond, 5.000%, 02/20/38	711,450	0.1

			Brazil: 0.3%
	529,000		Brazilian Government International Bond, 2.625%, 01/05/23	488,002	0.1
	929,000		Brazilian Government International Bond, 5.000%, 01/27/45	915,065	0.2
				1,403,067	0.3

			Canada: 0.3%
CAD	1,380,000		Canadian Government Bond, 3.500%, 12/01/45	1,463,200	0.3

			Colombia: 1.2%
	1,529,000		Colombia Government International Bond, 2.625%, 03/15/23	1,437,260	0.3
	3,000,000		Colombia Government International Bond, 4.375%, 07/12/21	3,210,000	0.6
	400,000		Colombia Government International Bond, 7.375%, 03/18/19	482,600	0.1

See Accompanying Notes to Financial Statements

8

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

	943,000		Colombia Government International Bond, 8.125%, 05/21/24	1,265,977	0.2
				6,395,837	1.2

			Croatia: 0.5%
	300,000		Croatia Government International Bond, 6.375%, 03/24/21	331,125	0.1
	2,400,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	2,527,200	0.4
				2,858,325	0.5

			Dominican Republic: 0.1%
	686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	761,460	0.1

			Egypt: 0.1%
	410,000		Egypt Government International Bond, 5.750%, 04/29/20	436,220	0.1

			Germany: 7.8%
EUR	480,000		Bundesobligation, 0.250%, 10/11/19	605,089	0.1
EUR	380,000		Bundesrepublik Deutschland, 1.500%, 05/15/24	506,508	0.1
EUR	8,750,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	12,938,539	2.3
EUR	21,578,205		Deutsche Bundesrepublik Inflation Linked Bond, 0.100%, 04/15/23	28,405,143	5.1
EUR	690,000		Bundesschatzanweisungen, -7.000%, 09/16/16	865,769	0.2
EUR	20,000	Z	Bundesschatzanweisungen, 12/11/15	25,078	0.0
				43,346,126	7.8

			Guatemala: 0.1%
	530,000		Guatemala Government Bond, 8.125%, 10/06/34	698,275	0.1

			Hungary: 0.3%
	610,000		Hungary Government International Bond, 5.375%, 02/21/23	658,800	0.1
	860,000		Hungary Government International Bond, 7.625%, 03/29/41	1,115,850	0.2
				1,774,650	0.3

			Indonesia: 0.4%
	2,000,000		Indonesia Government International Bond, 5.875%, 03/13/20	2,247,500	0.4

			Ivory Coast: 0.2%
	1,232,000	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	1,195,286	0.2

			Kazakhstan: 0.1%
	670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	748,725	0.1
			Latvia: 0.1%
	600,000	#	Republic of Latvia, 2.750%, 01/12/20	596,250	0.1

			Lebanon: 0.3%
	1,873,000		Lebanon Government International Bond, 6.100%, 10/04/22	1,919,825	0.3

			Lithuania: 0.7%
	800,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	879,320	0.2
	600,000		Lithuania Government International Bond, 6.625%, 02/01/22	725,250	0.1
	1,750,000		Lithuania Government International Bond, 7.375%, 02/11/20	2,126,250	0.4
				3,730,820	0.7

			Mexico: 1.7%
MXN	68,670,000		Mexican Bonos, 6.500%, 06/10/21	5,386,196	1.0
	670,000		Mexico Government International Bond, 4.000%, 10/02/23	701,993	0.1
	190,000		Mexico Government International Bond, 4.750%, 03/08/44	193,895	0.0
	610,000		Petroleos Mexicanos, 3.500%, 07/18/18	632,875	0.1
	390,000		Petroleos Mexicanos, 5.500%, 01/21/21	433,114	0.1
	2,140,000		Petroleos Mexicanos, 5.500%, 06/27/44	2,241,650	0.4
				9,589,723	1.7

			Netherlands: 0.4%
	2,000,000		Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	2,235,000	0.4

			Nigeria: 0.8%
NGN	734,682,000		Nigeria Government Bond, 13.050%, 08/16/16	4,519,414	0.8

			Panama: 0.1%
	540,000		Panama Government International Bond, 6.700%, 01/26/36	681,750	0.1

			Peru: 0.7%
	3,400,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	3,272,500	0.6
	420,000		Peruvian Government International Bond, 5.625%, 11/18/50	478,574	0.1
				3,751,074	0.7

			Philippines: 0.7%
	1,595,000		Philippine Government International Bond, 4.000%, 01/15/21	1,712,631	0.3
	650,000		Philippine Government International Bond, 7.750%, 01/14/31	925,438	0.1

See Accompanying Notes to Financial Statements

9

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

	1,150,000		Republic of the Philippines, 6.375%, 10/23/34	1,512,250	0.3
				4,150,319	0.7

			Poland: 0.1%
	495,000		Poland Government International Bond, 5.000%, 03/23/22	557,494	0.1

			Romania: 0.1%
	220,000		Romanian Government International Bond, 6.750%, 02/07/22	264,385	0.1

			Russia: 0.3%
	600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	603,870	0.1
	891,754	+	Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	1,013,916	0.2
				1,617,786	0.3

			South Africa: 0.3%
	1,600,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	1,548,320	0.3

			South Korea: 0.1%
	500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	517,087	0.1

			Trinidad And Tobago: 0.1%
	500,000		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	539,375	0.1

			Turkey: 0.4%
	650,000		Turkey Government International Bond, 6.000%, 01/14/41	722,768	0.1
	1,150,000		Turkey Government International Bond, 7.375%, 02/05/25	1,424,217	0.3
				2,146,985	0.4

			United Kingdom: 2.1%
GBP	1,950,000		United Kingdom Gilt, 2.750%, 09/07/24	3,257,653	0.6
GBP	5,110,000		United Kingdom Gilt, 3.250%, 01/22/44	8,625,087	1.5
				11,882,740	2.1

			Uruguay: 0.4%
	480,000		Uruguay Government International Bond, 4.500%, 08/14/24	507,600	0.1
	280,404		Uruguay Government International Bond, 7.625%, 03/21/36	383,452	0.1
	790,345		Uruguay Government International Bond, 8.000%, 11/18/22	1,041,280	0.2
				1,932,332	0.4

			Venezuela: 0.5%
	1,288,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	860,384	0.2
	1,414,000		Petroleos de Venezuela SA, 9.000%, 11/17/21	903,192	0.2
1,320,000		Petroleos de Venezuela SA, 9.750%, 05/17/35	809,160	0.1
			2,572,736	0.5

	Total Foreign Government Bonds (Cost $136,975,930)		136,820,881	24.6

ASSET-BACKED SECURITIES: 5.0%
		Cayman Islands: 3.3%
1,570,000	#	Ares XII CLO Ltd., 2.235%, 11/25/20	1,589,930	0.3
2,050,000	#	Black Diamond CLO 2005-1A C, 1.003%, 06/20/17	2,030,334	0.4
3,050,000	#	Castle Garden Funding, 1.984%, 10/27/20	2,973,207	0.5
1,750,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	1,723,012	0.3
1,000,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	1,000,733	0.2
1,900,000	#	Eaton Vance CDO IX Ltd., 1.731%, 04/20/19	1,830,785	0.3
825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.682%, 08/07/21	811,338	0.2
1,250,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	1,250,486	0.2
600,000	#	Stanfield Bristol CLO Ltd, 0.684%, 10/15/19	599,327	0.1
1,670,000	#	Vitesse CLO Ltd., 2.031%, 08/17/20	1,646,760	0.3
2,600,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18	2,597,681	0.5
			18,053,593	3.3

		United States: 1.7%
300,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	283,292	0.0
460,000	#	Invitation Homes Trust, 1.154%, 06/17/31	457,012	0.1
460,000	#	Invitation Homes Trust, 2.254%, 06/17/31	453,675	0.1
3,785,000	#	Madison Park Funding I Ltd., 1.002%, 05/10/19	3,784,977	0.7
3,460,000	#	Madison Park Funding Ltd., 2.132%, 05/10/19	3,460,142	0.6
1,409,984		Securitized Asset Backed Receivables LLC Trust 2006-NC2, 0.392%, 03/25/36	1,239,603	0.2
			9,678,701	1.7

	Total Asset-Backed Securities (Cost $27,538,321)		27,732,294	5.0

U.S. TREASURY OBLIGATIONS: 11.5%
		Federal National Mortgage Association: 0.1%##
3,578,525	^	6.298%, due 02/25/42	675,888	0.1

		U.S. Treasury Bonds: 1.0%
5,180,000		3.375%, due 05/15/44	5,496,063	1.0

		U.S. Treasury Notes: 10.4%
5,318,000		0.375%, due 10/31/16	5,305,534	1.0
6,125,000		0.875%, due 10/15/17	6,116,866	1.1

See Accompanying Notes to Financial Statements

10

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

5,447,000		1.375%, due 11/30/15	5,516,787	1.0
11,866,000		1.500%, due 10/31/19	11,802,968	2.1
3,330,000		2.000%, due 10/31/21	3,321,675	0.6
25,339,000		2.375%, due 08/15/24	25,428,092	4.6
			57,491,922	10.4

	Total U.S. Treasury Obligations (Cost $63,762,976)		63,663,873	11.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.4%
		Federal Home Loan Mortgage Corporation: 3.5%##
31,962,274	^	4.000%, due 04/15/43	6,240,008	1.1
7,598,662	^	5.000%, due 04/15/39	1,496,911	0.3
3,557,432	^	5.000%, due 02/15/40	692,877	0.1
530,486		5.500%, due 11/15/32	590,567	0.1
8,309,439	^	5.847%, due 05/15/36	941,503	0.2
6,335,548	^	5.897%, due 07/15/40	1,013,364	0.2
21,248,118	^	5.947%, due 09/15/36	3,422,024	0.6
13,944,245	^	6.397%, due 05/15/41	2,947,221	0.5
11,119,166	^	6.497%, due 02/15/41	1,986,383	0.4
			19,330,858	3.5

		Federal National Mortgage Association: 10.1%##
2,399,204		3.000%, due 01/25/38	2,478,181	0.4
11,373,000	W	3.000%, due 09/25/42	11,342,343	2.0
2,064,119		3.000%, due 07/01/43	2,068,800	0.4
8,095,000	W	3.500%, due 12/15/40	8,347,647	1.5
7,838,000	W	4.000%, due 08/25/40	8,322,364	1.5
9,956,000	W	4.500%, due 11/15/35	10,791,371	1.9
384,752		4.500%, due 12/01/40	417,149	0.1
391,902		4.500%, due 12/01/40	425,825	0.1
674,662		4.500%, due 12/01/40	733,077	0.1
257,245		4.500%, due 09/01/41	279,171	0.1
3,825,104	^	5.000%, due 05/25/18	223,840	0.0
495,789		5.000%, due 07/25/34	505,096	0.1
791,525		5.000%, due 05/01/41	877,847	0.2
358,037		5.000%, due 06/01/41	397,547	0.1
7,511,656	^	5.798%, due 09/25/41	1,105,100	0.2
31,615,327	^	5.918%, due 11/25/40	4,221,870	0.8
513,256		6.000%, due 04/25/33	577,254	0.1
7,184,533	^	6.398%, due 09/25/40	1,383,263	0.2
403,212		6.872%, due 08/25/37	452,892	0.1
134,924		23.392%, due 07/25/35	209,596	0.0
573,143		32.690%, due 11/25/36	999,451	0.2
			56,159,684	10.1

		Government National Mortgage Association: 3.8%
4,855,223	^	3.000%, due 01/20/28	565,327	0.1
4,334,000		3.000%, due 08/20/42	4,415,601	0.8
13,464,263	^	4.000%, due 08/16/26	1,723,797	0.3
4,535,207	^	4.000%, due 04/20/38	543,706	0.1
8,483,140	^	4.500%, due 12/20/37	799,831	0.1
6,140,000		4.500%, due 11/20/39	6,702,674	1.2
633,428		4.500%, due 08/20/41	693,465	0.1
2,789,807	^	5.000%, due 11/20/39	484,309	0.1
4,705,817	^	5.000%, due 10/20/40	799,977	0.2
799,120		5.140%, due 10/20/60	876,250	0.2
511,595		5.288%, due 10/20/60	566,289	0.1
67,732		5.500%, due 03/20/39	76,108	0.0
6,618,108	^	6.498%, due 09/16/40	1,220,071	0.2
836,796		21.539%, due 03/20/37	1,279,078	0.2
358,477		24.743%, due 04/16/37	507,556	0.1
			21,254,039	3.8

	Total U.S. Government Agency Obligations (Cost $95,405,591)		96,744,581	17.4
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.6%
		Interest Rate Swaptions: 0.6%
59,821,000	@	Pay a fixed rate equal to 1.700% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 12/17/14 Counterparty: Goldman Sachs & Co.	508,612	0.1
126,728,000	@	Pay a fixed rate equal to 4.900% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Citigroup, Inc.	79,261	0.0
14,430,000	@	Pay a fixed rate equal to 5.030% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/22/15 Counterparty: Citigroup, Inc.	5,894	0.0
105,930,000	@	Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 11/03/14 Counterparty: Deutsche Bank AG	1,212,339	0.3
105,930,000	@	Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 11/03/14 Counterparty: Deutsche Bank AG	1,212,339	0.2
			3,018,445	0.6

		Options on Currencies: 0.0%
28,811,000	@	Put USD vs. Call EUR, Strike @ 1.307, Exp. 01/05/15 Counterparty: Deutsche Bank AG	34,509	0.0

	Total Purchased Options (Cost $2,709,800)		3,052,954	0.6

	Total Long-Term Investments (Cost $583,584,832)		593,331,175	106.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
	Commercial Paper: 0.7%
4,000,000	Apache Corp Disc, 0.320%, 11/04/14
	(Cost $3,999,858)	3,999,858	0.7

See Accompanying Notes to Financial Statements

11

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.1%
264,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $264,000)	264,000	0.1

	Total Short-Term Investments (Cost $4,263,858)	4,263,858	0.8

	Total Investments in Securities (Cost $587,848,690)	$597,595,033	107.6
	Liabilities in Excess of Other Assets	(42,301,991)	(7.6)
	Net Assets	$555,293,042	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso
NGN	Nigerian Naira

Cost for federal income tax purposes is $588,414,984.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,424,202
Gross Unrealized Depreciation	(6,244,153)

Net Unrealized Appreciation	$9,180,049

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	24.6%
Collateralized Mortgage Obligations	11.6
U.S. Treasury Obligations	10.4
Financial	10.1
U.S. Government Agency Obligations	9.2
Communications	9.1
Basic Materials	3.9
Other Asset-Backed Securities	3.8
Consumer, Non-cyclical	3.8
Federal National Mortgage Association	3.4
Energy	3.0
Federal Home Loan Mortgage Corporation	2.6
Government National Mortgage Association	2.3
Consumer, Cyclical	2.1
Utilities	2.0
Asset-Backed Securities	1.2
Technology	1.0
U.S. Treasury Notes	1.0
Industrial	0.7
Interest Rate Swaptions	0.6
Diversified	0.3
Consumer Staples	0.1
Options on Currencies	0.0
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(7.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

12

Voya Global Perspectives Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 98.6%
		Affiliated Investment Companies: 98.6%
161,574	Voya Core Equity Research Fund - Class R6	3,018,212	9.8
277,080	Voya Global Bond Fund - Class R6	2,981,382	9.7
154,342	Voya Global Real Estate Fund - Class R6	3,151,654	10.3
342,842	Voya GNMA Income Fund - Class I	2,986,155	9.7
363,719	Voya High Yield Bond Fund - Class I	3,018,866	9.9
297,262	Voya Intermediate Bond Fund - Class R6	2,993,428	9.8
269,864	Voya International Core Fund - Class I	2,968,504	9.7
111,766	@ Voya MidCap Opportunities Fund - Class R6	3,029,971	9.9
256,484	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,977,779	9.7
166,910	@ Voya Small Company Fund - Class R6	3,099,519	10.1

	Total Mutual Funds (Cost $29,586,975)	30,225,470	98.6

	Assets in Excess of Other Liabilities	433,521	1.4
	Net Assets	$30,658,991	100.0

@	Non-income producing security

Cost for federal income tax purposes is $29,599,578.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$711,184
Gross Unrealized Depreciation	(85,292)

Net Unrealized Appreciation	$625,892

See Accompanying Notes to Financial Statements

13

Voya International Value Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 4.0%
242,508		BHP Billiton Ltd.	7,255,100	2.1
647,518		Fortescue Metals Group Ltd.	1,998,467	0.5
89,551		Macquarie Group Ltd.	4,839,711	1.4
			14,093,278	4.0

		China: 2.2%
12,100,000		China Hongxing Sports Ltd.	67,696	0.0
323,000		China Mobile Ltd.	4,018,933	1.2
3,370,000		China Railway Construction Corp. Ltd.	3,540,508	1.0
			7,627,137	2.2

		Denmark: 2.5%
1,668		AP Moller - Maersk A/S - Class B	3,892,405	1.1
173,817		Danske Bank A/S	4,773,066	1.4
			8,665,471	2.5

		Finland: 0.9%
133,363		Fortum OYJ	3,092,923	0.9

		France: 14.0%
98,818	@	Alstom	3,449,066	1.0
34,735		Arkema	2,143,909	0.6
43,535		Casino Guichard Perrachon S.A.	4,463,786	1.3
308,566		Credit Agricole SA	4,566,239	1.3
240,005		Orange SA	3,820,965	1.1
668,717		Natixis	4,603,095	1.3
23,093		Kering	4,456,595	1.3
72,103		Renault S.A.	5,363,470	1.5
30,079		Sanofi	2,729,368	0.8
212,232		Suez Environnement S.A.	3,575,527	1.0
162,906		Total S.A.	9,726,015	2.8
			48,898,035	14.0

		Germany: 6.9%
39,650		BASF AG	3,503,477	1.0
44,961		Bayer AG	6,430,395	1.8
31,127		Bayerische Motoren Werke AG	3,337,987	0.9
12,112		Continental AG	2,385,647	0.7
96,038		Deutsche Post AG	3,024,215	0.9
49,589		Siemens AG	5,593,306	1.6
			24,275,027	6.9

		Hong Kong: 0.8%
6,582,000		Chaoda Modern Agriculture Holdings Ltd.	190,878	0.1
350,000		Wharf Holdings Ltd.	2,588,643	0.7
			2,779,521	0.8

		Italy: 3.5%
745,093		Enel S.p.A.	3,807,361	1.1
1,399,776		Intesa Sanpaolo S.p.A.	4,115,000	1.2
577,216		UniCredit SpA	4,180,612	1.2
			12,102,973	3.5

		Japan: 21.3%
274,000		Ajinomoto Co., Inc.	5,173,300	1.5
55,200		Denso Corp.	2,530,016	0.7
802,888		Hitachi Ltd.	6,308,672	1.8
194,300		Japan Tobacco, Inc.	6,629,332	1.9
165,700		LIXIL Group Corp.	3,633,863	1.0
249,100		JSR Corp.	4,485,857	1.3
198,800		Komatsu Ltd.	4,693,541	1.4
234,800		Mitsubishi Corp.	4,604,041	1.3
150,000		Mitsui Fudosan Co., Ltd.	4,824,966	1.4
2,244,500		Mizuho Financial Group, Inc.	4,090,189	1.2
441,000		Nomura Holdings, Inc.	2,754,657	0.8
248,400		NTT DoCoMo, Inc.	4,189,487	1.2
74,500		Omron Corp.	3,526,433	1.0
124,300		ORIX Corp.	1,725,314	0.5
324,500		Panasonic Corp.	3,904,142	1.1
155,800		Shionogi & Co., Ltd.	4,076,004	1.2
117,700		Toyota Motor Corp.	7,082,858	2.0
			74,232,672	21.3

		Netherlands: 8.6%
181,700	L	ArcelorMittal	2,391,172	0.7
49,725		Airbus Group NV	2,968,633	0.8
75,951		Koninklijke DSM NV	4,758,933	1.4
145,174		Koninklijke Philips NV	4,058,753	1.2
161,070		Reed Elsevier NV	3,710,287	1.1
337,452		Royal Dutch Shell PLC - Class A	12,054,323	3.4
			29,942,101	8.6

		New Zealand: 1.1%
1,625,237		Spark New Zealand Ltd.	4,010,779	1.1

		Norway: 1.4%
219,591		Telenor ASA	4,937,865	1.4

		Singapore: 1.4%
278,000		United Overseas Bank Ltd.	4,980,561	1.4

		Spain: 1.5%
654,756		Banco Popular Espanol SA	3,761,052	1.1
282,844		CaixaBank SA	1,545,799	0.4
			5,306,851	1.5

		Sweden: 2.2%
353,746		Telefonaktiebolaget LM Ericsson	4,180,005	1.2
280,207		Nordea Bank AB	3,603,954	1.0
			7,783,959	2.2

		Switzerland: 11.7%
37,248		Cie Financiere Richemont SA	3,140,520	0.9
88,411		Nestle S.A.	6,483,545	1.9
122,375		Novartis AG	11,356,751	3.2
34,383		Roche Holding AG - Genusschein	10,146,479	2.9
19,564		Swiss Life Holding	4,488,782	1.3

See Accompanying Notes to Financial Statements

14

Voya International Value Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

16,826	Zurich Insurance Group AG	5,092,030	1.5
		40,708,107	11.7

	United Kingdom: 14.0%
236,194	Admiral Group PLC	5,053,856	1.4
47,273	AstraZeneca PLC	3,453,201	1.0
1,550,959	Barclays PLC	5,964,836	1.7
111,880	British American Tobacco PLC	6,341,061	1.8
367,740	CNH Industrial NV	3,000,896	0.9
338,278	HSBC Holdings PLC	3,448,852	1.0
638,264	Kingfisher PLC	3,092,034	0.9
1,211,771	Legal & General Group PLC	4,491,154	1.3
139,700	Noble Corp. PLC	2,922,524	0.9
156,736	Prudential PLC	3,629,367	1.0
85,104	SABMiller PLC	4,813,714	1.4
38,510	Shire PLC	2,583,891	0.7
		48,795,386	14.0

	Total Common Stock (Cost $309,427,651)	342,232,646	98.0

PREFERRED STOCK: 0.7%
	Brazil: 0.7%
428,386	Cia Energetica de Minas Gerais	2,460,120	0.7

	Total Preferred Stock (Cost $2,664,120)	2,460,120	0.7

	Total Long-Term Investments (Cost $312,091,771)	344,692,766	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc(1): 0.7%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $1,000,011, collateralized by various U.S. Government /U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/20/64)	1,000,000	0.3
383,528	Nomura Securities, Repurchase Agreement dated 10/31/14, 0.11%, due 11/03/14 (Repurchase Amount $383,531, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $391,199, due 11/03/14-11/01/44)	383,528	0.1
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,021,316, due 04/15/16-01/15/29)	1,000,000	0.3
		2,383,528	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
2,357,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $2,357,000)	2,357,000	0.7

	Total Short-Term Investments (Cost $4,740,528)	4,740,528	1.4

	Total Investments in Securities (Cost $316,832,299)	$349,433,294	100.1
	Liabilities in Excess of Other Assets	(203,801)	(0.1)
	Net Assets	$349,229,493	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2014.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $318,109,088.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,148,788
Gross Unrealized Depreciation	(18,824,582)

Net Unrealized Appreciation	$31,324,206

Sector Diversification	Percentage of Net Assets
Financials	25.5%
Industrials	12.2
Health Care	11.6
Consumer Discretionary	11.1
Consumer Staples	9.9
Materials	7.6
Energy	7.1

See Accompanying Notes to Financial Statements

15

Voya International Value Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Telecommunication Services	6.0
Information Technology	4.0
Utilities	3.7
Short-Term Investments	1.4
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.5%
		Australia: 3.5%
61,596		Aditya Birla Minerals Ltd.	13,009	0.0
4,701	@	ASG Group Ltd.	3,150	0.0
143,419	@	AusTex Oil Ltd.	20,922	0.0
425,481		Australian Pharmaceutical Industries Ltd.	303,214	0.1
55,695	@	Australian Worldwide Exploration Ltd.	86,337	0.0
9,389		BC Iron Ltd.	8,896	0.0
37,240		Cabcharge Australia Ltd.	162,402	0.1
127,179		Challenger Financial Services Group Ltd.	782,238	0.3
19,677		Collection House Ltd.	35,646	0.0
63,654		Collins Foods Ltd.	125,169	0.1
49,844		Downer EDI Ltd.	210,484	0.1
26,531		DuluxGroup Ltd.	125,383	0.1
9,569		GBST Holdings Ltd.	31,986	0.0
218,528	@	Karoon Gas Australia Ltd.	570,874	0.2
13,388	@	Mantra Group Ltd.	27,451	0.0
105,360		Mount Gibson Iron Ltd.	41,865	0.0
10,728		My Net Fone Ltd	30,970	0.0
296,297		Nufarm Ltd.	1,292,697	0.5
44,700	@	OceanaGold Corp.	72,976	0.0
70,423		Panoramic Resources Ltd	37,554	0.0
61,227		RCR Tomlinson Ltd.	147,085	0.1
310,450		Resolute Mining Ltd.	87,423	0.1
190,273		SAI Global Ltd.	688,735	0.3
38,126		Sandfire Resources NL	189,189	0.1
130,887		Sigma Pharmaceuticals Ltd.	89,176	0.0
13,005		Slater & Gordon Ltd.	70,266	0.0
381,526	@	Spotless Group Holdings Ltd.	645,539	0.3
86,569		Super Retail Group Ltd.	561,733	0.2
13,919		Tassal Group Ltd.	45,213	0.0
41,907		Thorn Group Ltd.	93,822	0.1
348,245		Tox Free Solutions Ltd.	747,025	0.3
967,897		Transpacific Industries Group Ltd.	766,577	0.3
74,582		UXC Ltd.	55,334	0.0
30,247		Vita Group Ltd.	31,009	0.0
284,802		Vocation Ltd	227,052	0.1
43,920		Western Areas Ltd	168,455	0.1
			8,596,856	3.5

		Austria: 0.5%
25,190		CA Immobilien Anlagen AG	483,158	0.2
4,265		S IMMO AG	32,843	0.0
8,545		Schoeller-Bleckmann Oilfield Equipment AG	736,414	0.3
660		Semperit AG Holding	32,653	0.0
			1,285,068	0.5
		Belgium: 2.4%
4,541	@	Ablynx NV	45,406	0.0
8,005		Ackermans & van Haaren NV	998,281	0.4
151,931	@	AGFA-Gevaert NV	383,069	0.2
2,576	L	Barco NV	189,935	0.1
12,628		Cie d'Entreprises CFE	1,365,654	0.6
9,093	L	Deceuninck Plastics	22,575	0.0
29,596		D'ieteren SA	1,071,292	0.5
10,191		Exmar NV	142,458	0.0
19,275		Kinepolis Group NV	771,734	0.3
9,699		Melexis NV	442,355	0.2
3,201		Punch International NV	16,246	0.0
34,906		Recticel SA	266,325	0.1
303		Resilux	40,135	0.0
6,356		Sioen Industries NV	89,766	0.0
			5,845,231	2.4

		Brazil: 0.6%
42,173		Bematech SA	132,243	0.1
41,604		Cia Paranaense de Energia ADR	586,616	0.3
5,700	@	Fertilizantes Heringer SA	14,446	0.0
1,015		FII BTG Pactual Corporate Office Fund	46,291	0.0
11,500		Light S.A.	94,445	0.0
171,600		Magazine Luiza SA	571,331	0.2
			1,445,372	0.6

		Canada: 7.3%
3,100		AirBoss of America Corp.	27,505	0.0
2,600		Akita Drilling Ltd.	31,904	0.0
53,888		Altus Group Ltd. - Canada	1,044,721	0.4
3,100		Arsenal Energy, Inc.	22,802	0.0
96,400	@	Bankers Petroleum Ltd.	370,358	0.2
10,500	@	Birchcliff Energy Ltd.	81,239	0.0
18,100		BTB Real Estate Investment Trust	77,889	0.0
1,400		Calian Technologies Ltd.	23,042	0.0
43,000		Canaccord Capital, Inc.	363,977	0.2
15,800		Canam Group, Inc.	137,385	0.1
20,200		CanElson Drilling, Inc.	98,755	0.0
23,523		Canfor Pulp Products, Inc.	262,978	0.1
28,975		Cascades, Inc.	161,194	0.1
7,300		Cathedral Energy Services Ltd.	20,144	0.0
17,100	@	Celestica, Inc.	187,834	0.1
39,400		Centerra Gold, Inc.	153,817	0.1
1,400		Cervus Equipment Corp.	22,794	0.0
19,200	@	Chinook Energy, Inc.	26,576	0.0
19,500	@	Cipher Pharmaceuticals, Inc.	244,647	0.1
3,700		Clarke, Inc.	32,074	0.0
4,827		Clearwater Seafoods, Inc.	48,011	0.0
5,500		Cogeco Cable, Inc.	299,925	0.1
4,900		Cogeco, Inc.	246,641	0.1
5,200		Contrans Group, Inc.	68,884	0.0
15,200	@,L	Corridor Resources, Inc.	19,421	0.0

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

65,546	@	Dominion Diamond Corp.	917,138	0.4
16,000		Dorel Industries, Inc.	497,156	0.2
41,700		Dream Industrial Real Estate Investment Trust	341,503	0.1
1,900		easyhome Ltd.	39,532	0.0
70,500		EnerCare, Inc.	927,656	0.4
34,044		Enerflex Ltd.	486,321	0.2
18,000		Enerplus Corp.	257,770	0.1
4,700		Enghouse Systems Ltd.	157,883	0.1
15,800		Exco Technologies Ltd.	153,787	0.1
55,900		Extendicare, Inc.	404,724	0.2
50,262		Gluskin Sheff + Associates, Inc.	1,312,908	0.5
6,700	@	Great Canadian Gaming Corp.	121,510	0.1
2,000		Guardian Capital Group Ltd.	32,421	0.0
2,800		Hardwoods Distribution, Inc.	24,993	0.0
44,557		High Arctic Energy Services, Inc.	154,974	0.1
38,100		Intertape Polymer Group, Inc.	558,122	0.2
300		Lassonde Industries, Inc.	32,995	0.0
13,100		Laurentian Bank of Canada	576,281	0.2
40,309	@	Legacy Oil + Gas, Inc.	164,162	0.1
8,900		Linamar Corp.	454,614	0.2
63,800		Lucara Diamond Corp.	129,066	0.1
5,900	@	Macro Enterprises, Inc.	14,396	0.0
4,500		Magellan Aerospace Corp.	49,390	0.0
900	@	Mainstreet Equity Corp.	32,573	0.0
31,500		Mandalay Resources Corp.	26,831	0.0
3,000		Maple Leaf Foods Inc.	51,905	0.0
5,000		MCAN Mortgage Corp.	65,702	0.0
39,100	@	Merus Labs International, Inc.	61,058	0.0
4,300		Morguard Real Estate Investment Trust	70,582	0.0
7,600		Nevsun Resources Ltd	25,692	0.0
3,100		New Flyer Industries, Inc.	35,757	0.0
55,900		Noranda Income Fund	253,944	0.1
18,363		North American Energy Partners, Inc.	99,344	0.1
71,669	@	Parex Resources, Inc.	656,884	0.3
464,932	@	Petroamerica Oil Corp.	117,569	0.1
5,200		Pizza Pizza Royalty Corp.	63,117	0.0
18,010		Quebecor, Inc.	462,295	0.2
18,400		Reitmans Canada Ltd.	100,404	0.1
36,665		Richmont Mines, Inc.	75,897	0.0
12,500	@	Rock Energy, Inc.	61,333	0.0
6,200		Rocky Mountain Dealerships, Inc.	58,697	0.0
72,200		Rogers Sugar, Inc.	284,431	0.1
40,800		Rona, Inc.	497,760	0.2
48,000		Savanna Energy Services Corp.	258,941	0.1
35,000	@	Teranga Gold Corp.	13,664	0.0
4,600		Torstar Corp.	26,856	0.0
58,539		Transcontinental, Inc.	799,357	0.3
15,400		Uni-Select, Inc.	387,511	0.2
46,700		Western Energy Services Corp.	296,265	0.1
57,849		Western Forest Products, Inc.	119,080	0.1
1,200		Westjet Airlines Ltd.	33,954	0.0
1,400		Winpak Ltd.	36,955	0.0
43,500	@	Xtreme Drilling and Coil Services Corp.	120,035	0.1
39,740	@	Yellow Media Ltd.	580,383	0.2
18,902		Zargon Oil & Gas Ltd.	102,808	0.1
			17,761,403	7.3

		China: 0.8%
504,000	@	Baofeng Modern International Holdings Co. Ltd.	40,328	0.0
34,000		Baoye Group Co. Ltd.	20,430	0.0
103,000		Cabbeen Fashion Ltd.	37,055	0.0
14,836	@	China King-highway Holdings Ltd.	50,470	0.0
19,594		China Yuchai International Ltd.	356,415	0.2
168,000		Guangdong Electric Power Development Co. Ltd.	108,965	0.0
1,220		Jiangling Motors Corp. Ltd.	4,759	0.0
58,978		Li Heng Chemical Fibre Technologies Ltd	4,729	0.0
142,500		Sinotruk Hong Kong Ltd.	73,864	0.1
75,000		Weiqiao Textile Co.	37,437	0.0
35,105	@	WuXi PharmaTech Cayman, Inc. ADR	1,323,458	0.5
			2,057,910	0.8

		Colombia: 0.1%
20,000		Pacific Rubiales Energy Corp.	301,672	0.1

		Denmark: 1.7%
2,851	@	Bang & Olufsen A/S	22,128	0.0
2,041	@	Bavarian Nordic A/S	63,200	0.0
27,877		Columbus A/S	23,421	0.0
898		Dfds A/S	76,108	0.1
41,938		DSV A/S	1,255,254	0.5
1,782		East Asiatic Co., Ltd. A/S	16,051	0.0
68,658	@	Griffin IV Berlin A/S	31,904	0.0
70,832		H Lundbeck A/S	1,502,018	0.6
49,465		Matas A/S	1,087,520	0.5
433		PER Aarsleff A/S	72,068	0.0
			4,149,672	1.7

		Finland: 0.6%
3,368		Atria PLC	29,713	0.0
8,483		Cramo PLC	123,718	0.1
5,970	@	Finnair OYJ	18,629	0.0
15,981		HKScan OYJ	67,974	0.0
8,597	L	Lassila & Tikanoja OYJ	158,583	0.1
8,558		M-real OYJ	38,227	0.0
19,720	@	Oriola-KD OYJ	65,210	0.0
8,042		Tieto OYJ	203,897	0.1
30,779		Tikkurila OYJ	635,621	0.3
			1,341,572	0.6

		France: 4.6%
1,897		Boiron SA	168,688	0.1
366		Bongrain SA	24,882	0.0

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

1,601		Caisse Regionale de Credit Agricole Mutuel Nord de France	32,081	0.0
5,876		Societe d'Edition de Canal +	43,652	0.0
1,111		Cegid Group	40,890	0.0
2,912	@	Compagnie des Alpes	56,562	0.0
86,249		Derichebourg	216,491	0.1
65		Devoteam SA	1,043	0.0
38,539	@	Etablissements Maurel et Prom	460,622	0.2
12,559		Eurazeo SA	840,599	0.3
5,736		EuropaCorp	28,896	0.0
220		GEA	19,740	0.0
1,501	@	Groupe Fnac	63,205	0.0
2,299		Guerbet	106,942	0.1
1,760		Haulotte Group	26,577	0.0
16,851		Imerys SA	1,209,189	0.5
2,881		Interparfums SA	69,174	0.1
8,222		Ipsen SA	404,148	0.2
2,221		Le Belier	62,258	0.0
2,989	@,L	Le Noble Age	72,654	0.0
1,992		Lectra	19,671	0.0
380		Manutan International	18,357	0.0
7,980		MGI Coutier	118,299	0.1
1,400		Mr Bricolage	25,506	0.0
2,051		Nexity	73,635	0.0
956		Norbert Dentressangle SA	139,735	0.1
765		Plastivaloire	26,439	0.0
21,955		Rallye SA	850,898	0.3
152,603	@	Silicon-On-Insulator Technologies	379,723	0.2
408		Stallergenes SA	25,590	0.0
1,286		Synergie SA	29,489	0.0
22,350	@	Technicolor SA	131,955	0.1
34,965		Teleperformance	2,203,302	0.9
95		Tessi SA	9,382	0.0
106		Total Gabon	46,989	0.0
424		Trigano SA	8,587	0.0
126,063	@	UbiSoft Entertainment	2,282,414	0.9
1,368		Vetoquinol SA	61,715	0.0
2,156		Virbac SA	481,763	0.2
3,626		Wendel	399,801	0.2
			11,281,543	4.6

		Germany: 5.9%
20,418		Aareal Bank AG	877,264	0.4
14,343		Adler Modemaerkte AG	215,843	0.1
8,412	L	ADLER Real Estate AG	76,426	0.0
11,453	@,L	ADVA AG Optical Networking	41,121	0.0
8,702		Amadeus Fire AG	617,639	0.2
19,889		Aurelius AG	693,173	0.3
252		Bertrandt AG	32,987	0.0
55,613		Borussia Dortmund GmbH & Co. KGaA	294,524	0.1
1,838		CENIT AG	25,552	0.0
10,899		CENTROTEC Sustainable AG	176,522	0.1
6,939		Cewe Stiftung & Co. KGAA	456,258	0.2
21,627		Deutsche Lufthansa AG	320,354	0.1
43,125		Deutz AG	194,272	0.1
24,675		DMG Mori Seiki AG	631,796	0.3
470		Eckert & Ziegler AG	14,073	0.0
3,487		Elmos Semiconductor AG	62,421	0.0
15,937		ElringKlinger AG	487,479	0.2
4,924	@	EM.TV AG	7,374	0.0
4,254		Francotyp-Postalia Holding AG	21,789	0.0
4,856		Gerresheimer AG	270,197	0.1
2,022		GFT Technologies AG	28,006	0.0
7,731		Grammer AG	283,282	0.1
16,043		Grenkeleasing AG	1,596,156	0.7
491		Hornbach Baumarkt AG	17,487	0.0
4,560		Jenoptik AG	52,242	0.0
76,126		Kontron AG	440,827	0.2
533		Leifheit AG	27,909	0.0
4,018		Nemetschek AG	400,485	0.2
5,423	@	Nordex AG	91,923	0.0
85,565		Patrizia Immobilien AG	1,156,805	0.5
24,005		Rheinmetall AG	1,034,292	0.4
35,066		Rhoen Klinikum AG	1,044,087	0.4
31,983		SAF-Holland SA	400,756	0.2
868		Schweizer Electronic AG	20,471	0.0
624		SHW AG	28,499	0.0
20,911		Stratec Biomedical Systems AG	1,108,323	0.5
73,015		TUI AG	1,118,151	0.5
1,698		Vib Vermoegen AG	30,598	0.0
1,782		Wacker Neuson SE	34,675	0.0
			14,432,038	5.9

		Greece: 0.3%
61,013		Grivalia Properties REIC	659,470	0.3

		Guernsey: 0.0%
4,343		Tetragon Financial Group Ltd.	45,167	0.0

		Hong Kong: 0.9%
119,876		Asia Standard International Group	29,083	0.0
466,000		Bossini International Hldg	45,680	0.0
16,000		Cafe de Coral Holdings Ltd.	57,368	0.0
802,000		Champion Technology Holdings Ltd.	17,733	0.0
5,605,840	@	China Billion Resources Ltd.	–	–
52,724	@	China Engine Group Ltd.	102,225	0.1
1,132,096		CSI Properties Ltd.	48,903	0.0
52,500		Dickson Concepts International Ltd.	27,516	0.0
549,500		DMX Technologies Group Ltd.	68,436	0.1
140,000		Dragon Hill Wuling Automobile Holdings Ltd.	9,568	0.0
116,000		Dream International Ltd.	13,462	0.0
612,000		Emperor International Holdings	133,443	0.1
116,000	@	eSun Holdings Ltd.	12,870	0.0
31,000		Fairwood Holdings Ltd.	69,868	0.0
738,000		Fountain SET Hldgs	85,631	0.1
1,124,000		Get Nice Holdings Ltd.	51,438	0.0
2,000		Guoco Group Ltd.	24,577	0.0
127,200		HKR International Ltd.	61,486	0.0

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

54,000		Hung Hing Printing Group Ltd.	7,869	0.0
88,000		I.T LTD	26,439	0.0
52,000	@	Jinhui Holdings Co., Ltd.	9,320	0.0
25,211	@	Jinhui Shipping & Transportation Ltd.	60,955	0.0
3,680,000		Lai Fung Holdings Ltd.	78,906	0.0
928,000		Lai Sun Development	23,919	0.0
119,000		Lai Sun Garment International Ltd.	17,800	0.0
482,000		Lippo China Resources Ltd.	22,375	0.0
18,000		Lippo Ltd.	10,711	0.0
1,100,000	@	Neptune Group Ltd.	24,979	0.0
278,000		Pacific Andes International Holdings Ltd.	11,653	0.0
134,536	@	Pacific Century Premium Developments Ltd.	65,228	0.0
13,449	@	Ping Shan Tea Group Ltd.	125	0.0
130,000		Playmates Holdings Ltd.	139,246	0.1
191,000		Road King Infrastructure	165,607	0.1
1,456,000	@	Sinolink Worldwide Holdings	118,375	0.1
2,000		Soundwill Holdings Ltd.	3,174	0.0
100,000		TPV Technology Ltd.	19,622	0.0
110,000		Valuetronics Holdings Ltd.	29,922	0.0
228,000		Varitronix International Ltd.	189,689	0.1
532,400		VST Holdings Ltd.	183,985	0.1
			2,069,186	0.9

		India: 1.6%
2,647		Accelya Kale Solutions Ltd.	35,174	0.0
36,145		Amtek Auto Ltd.	97,121	0.0
2,117		Atul Auto Ltd.	13,807	0.0
3,030		Balmer Lawrie & Co. Ltd.	30,734	0.0
1,770		Ceat Ltd.	24,961	0.0
33,571		Eveready Industries India Ltd.	72,049	0.0
4,571		FIEM Industries Ltd.	51,937	0.0
895,730	@	Firstsource Solutions Ltd.	568,894	0.2
72,329		Gabriel India Ltd.	97,618	0.1
25,620		Geodesic Ltd.	–	–
45,312		Geometric Ltd.	96,434	0.0
50,145		GHCL Ltd.	69,855	0.0
35,534		Gujarat Alkalies & Chemicals Ltd.	114,458	0.1
42,673		Gujarat Industries Power Co. Ltd.	62,012	0.0
51,347		Gujarat State Fertilisers & Chemicals Ltd.	101,065	0.1
36,779		JB Chemicals & Pharmaceuticals Ltd.	137,652	0.1
12,439		JK Tyre & Industries Ltd.	99,398	0.1
32,130		KPR Mill Ltd.	160,205	0.1
226,325		KRBL Ltd.	333,402	0.1
13,011		Marico Ltd.	65,923	0.0
55,941		Nucleus Software Exports Ltd.	199,912	0.1
38,834		Orient Cement Ltd.	93,638	0.0
39,431		Sonata Software Ltd.	89,417	0.0
4,819		State Bank of Bikaner & Jaipur	44,628	0.0
21,497		Tamilnadu Newsprint & Papers Ltd.	49,246	0.0
5,371		Tata Elxsi Ltd.	54,295	0.0
128,410		Trident Ltd./India	66,619	0.0
144,191		TVS Motor Co. Ltd.	607,976	0.3
27,347		UPL Ltd.	154,813	0.1
21,379		Varun Industries Ltd.	1,421	0.0
39,975		Zensar Technologies Ltd.	394,762	0.2
			3,989,426	1.6

		Indonesia: 0.3%
1,002,000		Agung Podomoro Land Tbk PT	29,270	0.0
5,496,462	@	Darma Henwa Tbk PT	22,741	0.0
2,133,200		Elnusa Tbk PT	91,396	0.1
3,475,900		Gajah Tunggal Tbk PT	414,282	0.2
202,800		Indah Kiat Pulp and Paper Corp. Tbk PT	19,288	0.0
56,100	@	Lippo Cikarang Tbk PT	39,480	0.0
252,400		Petrosea Tbk PT	22,160	0.0
			638,617	0.3

		Ireland: 0.2%
81,479	@	Circle Oil PLC	20,475	0.0
31,134		Fly Leasing Ltd. ADR	385,439	0.2
			405,914	0.2

		Israel: 0.1%
47,867	@	Africa Israel Investments Ltd.	76,850	0.1
11,628		Babylon Ltd.	6,287	0.0
132,566	@	El Al Israel Airlines	18,381	0.0
1,410		Formula Systems 1985 Ltd.	35,681	0.0
			137,199	0.1

		Italy: 3.0%
177,407	@	Anima Holding SpA	830,469	0.4
17,232		Ascopiave SpA	40,381	0.0
25,995		Autostrada Torino-Milano S.p.A.	312,688	0.1
19,951		Banca Generali SpA	529,355	0.2
3,654		Banca IFIS SpA	64,354	0.0
1,157,983		Beni Stabili S.p.A.	798,454	0.3
2,855		Biesse S.p.A.	27,436	0.0
2,326		Brembo SpA	77,133	0.0
26,009		Brunello Cucinelli SpA	527,002	0.2
7,618		Caltagirone SpA	18,893	0.0
17,087		Danieli & Co. Officine Meccaniche S.p.A.	398,677	0.2
1,485	@	Delclima	2,752	0.0
17,159		DiaSorin SpA	661,952	0.3
16,087		Ei Towers SpA	806,376	0.4
615		El.En. SpA	17,263	0.0
13,468		Elica SpA	26,970	0.0
20,546		Emak SpA	17,044	0.0
67,526		ERG S.p.A.	773,851	0.3
19,346		Exor S.p.A.	844,188	0.4
767		Italmobiliare SpA	18,237	0.0
6,023		Italmobiliare SpA - RSP	96,611	0.1
8,621		La Doria SpA	66,423	0.0

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

11,531		Salvatore Ferragamo Italia SpA	272,825	0.1
5,829		Servizi Italia SpA	30,300	0.0
2,466		Sesa SpA	39,308	0.0
17,365	@	Sogefi S.p.A.	45,176	0.0
			7,344,118	3.0

		Japan: 30.4%
1,100		Aeon Delight Co., Ltd.	26,872	0.0
2,000		Aeon Fantasy Co., Ltd.	25,968	0.0
4,400		Aeon Hokkaido Corp.	25,835	0.0
4,600		Agrex, Inc.	56,524	0.0
3,400		Agro-Kanesho Co. Ltd.	27,649	0.0
4,300		Ahresty Corp.	24,117	0.0
4,700		Airport Facilities Co., Ltd.	32,145	0.0
3,900		Alpha Systems, Inc.	51,537	0.0
800		Amiyaki Tei Co., Ltd.	28,575	0.0
4,500		Amuse, Inc.	129,596	0.1
8,000		Anabuki Kosan, Inc.	18,525	0.0
1,900		AOI Electronic Co. Ltd.	89,627	0.1
2,900		Arakawa Chemical Industries Ltd.	29,703	0.0
3,500		Arc Land Sakamoto Co., Ltd.	78,026	0.0
3,800		Argo Graphics, Inc.	68,711	0.0
2,800		Asahi Broadcasting Corp.	18,924	0.0
4,400		Asahi Holdings, Inc.	73,248	0.0
33,600		Asahi Intecc Co. Ltd.	1,539,855	0.6
12,000		Asahi Organic Chemicals Industry Co., Ltd.	27,987	0.0
41,000		Asanuma Corp.	64,576	0.0
5,000		ASKA Pharmaceutical Co., Ltd.	55,175	0.0
7,000		Bando Chemical Industries Ltd.	27,790	0.0
19,500		Belluna Co., Ltd.	87,203	0.0
4,800		Best Bridal, Inc.	39,055	0.0
53,400	L	BIC Camera, Inc.	468,201	0.2
4,400		BML, Inc.	131,388	0.1
3,500		Bookoff Corp.	26,291	0.0
8,000		Bunka Shutter Co., Ltd.	69,192	0.0
9,300		CAC Holdings Corp.	100,869	0.1
8,700		Carlit Holdings Co. Ltd.	45,596	0.0
33,000		Central Glass Co., Ltd.	107,882	0.1
4,900		Chimney Co. Ltd.	96,184	0.1
49,000		Chiyoda Corp.	504,790	0.2
8,300		Chori Co., Ltd.	121,999	0.1
2,900		Chubu Shiryo Co., Ltd.	17,687	0.0
65,000		Chuetsu Pulp & Paper Co., Ltd.	105,319	0.1
4,700		Cleanup Corp.	41,281	0.0
12,900		Computer Engineering & Consulting Ltd.	121,790	0.1
4,100		CONEXIO Corp.	44,340	0.0
2,500		Corona Corp.	26,023	0.0
7,700		CTI Engineering Co., Ltd.	122,242	0.1
28,400		CyberAgent, Inc.	1,105,955	0.5
8,000		Daihatsu Diesel Manufacturing Co., Ltd.	65,735	0.0
26,000		Daiichi Jitsugyo Co., Ltd.	133,680	0.1
1,000		Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	43,990	0.0
2,700		Daikokutenbussan Co., Ltd.	78,563	0.0
105,000		Daikyo, Inc.	197,399	0.1
6,000		Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	32,544	0.0
58,000		Daito Bank Ltd.	76,402	0.0
3,600		Daito Pharmaceutical Co. Ltd.	64,771	0.0
115,000		Daiwa Industries Ltd.	876,886	0.4
12,400		Daiwa Odakyu Construction	91,964	0.1
20,300		DCM Holdings Co., Ltd.	135,996	0.1
74,300		Denyo Co., Ltd.	985,181	0.4
34,000		Digital Garage, Inc.	455,081	0.2
4,700	L	Dip Corp.	169,249	0.1
2,400		Doutor Nichires Holdings Co., Ltd.	35,754	0.0
39,091		DTS Corp.	804,234	0.3
2,500		Dydo Drinco, Inc.	107,131	0.1
60,200	L	EDION Corp.	429,511	0.2
2,800		ESCRIT, Inc.	29,180	0.0
1,300		Excel Co., Ltd.	16,269	0.0
24,200		Exedy Corp.	611,711	0.3
2,200		FALCO SD Holdings Co., Ltd.	24,307	0.0
154,100		Ferrotec Corp.	840,064	0.4
2,700		Fields Corp.	35,353	0.0
14,000		Fuji Kiko Co., Ltd.	69,716	0.0
22,927		Fuji Soft, Inc.	567,579	0.2
9,200		Fujikura Kasei Co., Ltd.	47,616	0.0
9,200		Fujitsu Frontech Ltd.	125,872	0.1
2,500		FuKoKu Co. Ltd.	27,692	0.0
6,000		Fukuda Corp.	63,178	0.0
2,300		Fukuda Denshi Co., Ltd.	117,716	0.1
2,000		Furusato Industries Ltd.	30,176	0.0
8,000		Fuso Pharmaceutical Industries Ltd.	23,539	0.0
46,100		Futaba Industrial Co., Ltd.	257,032	0.1
3,100		G-7 Holdings, Inc.	25,519	0.0
400		Gamecard - Joyco Holdings, Inc.	5,368	0.0
700		Genky Stores, Inc.	34,832	0.0
2,500		Geo Corp.	22,075	0.0
13		Global One Real Estate Investment Corp.	40,280	0.0
1,307		GLP J-Reit	1,483,089	0.6
5,700		Grandy House Corp.	14,990	0.0
600		Hamakyorex Co., Ltd.	19,268	0.0
1,700		Happinet Corp.	29,159	0.0
3,900		Haruyama Trading Co., Ltd.	24,715	0.0
4,700		Hasegawa Co. Ltd.	25,338	0.0
14,300		Hazama Ando Corp.	96,137	0.1
4,400		Heiwado Co., Ltd.	81,910	0.0
25,000		Higashi-Nippon Bank Ltd.	63,339	0.0
4,300		Hirano Tecseed Co., Ltd.	37,501	0.0
9,000		Hitachi Metals Ltd.	151,945	0.1
2,400		Hitachi Zosen Fukui Corp.	33,342	0.0
10,000		Hokkan Holdings Ltd.	25,639	0.0
2,000		Hokko Chemical Industry Co. Ltd.	6,751	0.0

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

8,000		Hokuriku Electrical Construction Co. Ltd.	42,049	0.0
2,600		Honda Tsushin Kogyo Co. Ltd.	26,371	0.0
4,400		H-One Co. Ltd.	26,933	0.0
25,300		Hoshizaki Electric Co., Ltd.	1,225,473	0.5
2,200		I K K, Inc.	17,749	0.0
35,000		IBJ Leasing Co., Ltd.	829,310	0.4
37,664		Ichiyoshi Securities Co., Ltd.	446,443	0.2
1,000		IDEA Consultants, Inc.	14,431	0.0
26,000		IHI Corp.	125,336	0.1
51,400		Iida Group Holdings Co. Ltd.	571,165	0.2
2,100		Inaba Seisakusho Co., Ltd.	25,654	0.0
84,609		Inabata & Co., Ltd.	817,834	0.3
23,700		Ines Corp.	196,227	0.1
32,200		Infocom Corp.	247,800	0.1
1,400		Innotech Corp.	6,722	0.0
32,200		Internet Initiative Japan, Inc.	565,375	0.2
5,400		Information Services International-Dentsu Ltd.	57,209	0.0
5,700		Itfor, Inc.	24,129	0.0
11,700		Itoki Corp.	65,764	0.0
4,100		IwaiCosmo Holdings, Inc.	45,222	0.0
12,000		Iwasaki Electric Co., Ltd.	26,460	0.0
91,000		Jaccs Co., Ltd.	543,806	0.2
39,600		Jamco Corp.	874,999	0.4
1,000		Japan Aviation Electronics Industry Ltd.	19,813	0.0
1,500		Japan Digital Laboratory Co.	26,717	0.0
17,500		Japan Petroleum Exploration Co.	572,118	0.2
19,000	L	Joban Kosan Co. Ltd.	25,217	0.0
13,000		J-Oil Mills, Inc.	42,233	0.0
51,400	L	JVC Kenwood Holdings, Inc.	98,269	0.1
6,500		Kaga Electronics Co., Ltd.	74,874	0.0
19,000		Kakaku.com, Inc.	258,694	0.1
700		Kamei Corp.	5,015	0.0
5,000		Kanagawa Chuo Kotsu Co., Ltd.	24,258	0.0
1,254,000		Kanematsu Corp.	1,995,252	0.8
12,000		Kasai Kogyo Co., Ltd.	106,124	0.1
11,000		Kato Works Co., Ltd.	80,987	0.0
196,000		Kawasaki Heavy Industries Ltd.	769,867	0.3
3,300		Kawasumi Laboratories, Inc.	22,210	0.0
2,800		Kenko Mayonnaise Co. Ltd.	30,207	0.0
5,700		King Co. Ltd.	21,703	0.0
57,000		Kinki Nippon Tourist Co., Ltd.	86,508	0.0
1,700		Kissei Pharmaceutical Co., Ltd.	44,438	0.0
1,700		Kita-Nippon Bank Ltd.	40,409	0.0
5,000		Kitano Construction Corp.	15,472	0.0
71,000	Kobe Steel Ltd.	112,808	0.1
3,500	Kohnan Shoji Co., Ltd.	40,161	0.0
15,100	Kojima Co., Ltd.	41,082	0.0
5,100	Komatsu Wall Industry Co., Ltd.	121,605	0.1
1,700	Konishi Co., Ltd.	29,341	0.0
3,500	Konoike Transport Co. Ltd.	68,512	0.0
5,400	Kosaido Co., Ltd.	21,292	0.0
1,700	Kose Corp.	69,474	0.0
12,300	Kura Corp.	333,475	0.2
25,000	Kyodo Printing Co., Ltd.	88,709	0.1
2,000	Kyosei Rentemu Co. Ltd.	22,591	0.0
13,000	Kyowa Leather Cloth Co. Ltd.	93,400	0.1
12,000	Kyudenko Corp.	134,937	0.1
12,200	LAC Co. Ltd.	95,654	0.1
1,600	Life Corp.	25,664	0.0
3,800	Maezawa Kyuso Industries Co., Ltd.	46,326	0.0
118,000	Makino Milling Machine Co., Ltd.	804,396	0.3
5,900	Marubun Corp.	37,788	0.0
87,000	Marudai Food Co., Ltd.	322,220	0.1
2,300	Maxvalu Tokai Co. Ltd.	32,900	0.0
24,300	MCJ Co. Ltd.	77,480	0.0
6,400	Megachips Corp.	83,225	0.0
5,800	Meiwa Estate Co., Ltd.	27,446	0.0
1,600	Melco Holdings, Inc.	22,928	0.0
42,000	Message Co., Ltd.	1,319,982	0.6
48	MID Reit, Inc.	120,097	0.1
16,600	Mie Kotsu Group Holdings, Inc.	38,276	0.0
7,000	Mikuni Corp.	26,651	0.0
93,127	Mimasu Semiconductor Industry Co., Ltd.	837,826	0.4
2,900	Mirait Holdings Corp.	32,462	0.0
9,000	Miroku Jyoho Service Co. Ltd.	49,809	0.0
1,600	Mitani Corp.	40,586	0.0
32,000	Mito Securities Co., Ltd.	120,314	0.1
346,800	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,830,951	0.8
167,000	Mitsubishi Gas Chemical Co., Inc.	999,192	0.4
1,100	Mitsubishi Research Institute, Inc.	24,993	0.0
14,100	Mitsui High-Tec, Inc.	84,507	0.0
12,000	Miyazaki Bank Ltd.	36,174	0.0
500	Mochida Pharmaceutical Co., Ltd.	31,267	0.0
67,500	DMG Mori Seiki Co., Ltd	794,987	0.3
6,000	MTI Ltd.	58,954	0.0
15,000	Nagano Bank Ltd.	25,468	0.0
48,483	Namura Shipbuilding Co., Ltd.	474,539	0.2
9,000	NDS Co. Ltd.	25,255	0.0
6,600	NEC Networks & System Integration Corp.	143,403	0.1
7,000	New Japan Radio Co., Ltd.	31,258	0.0
5,900	Nichiha Corp.	50,551	0.0
10,073	Nichireki Co., Ltd.	79,881	0.0
2,000	NIFTY Corp.	24,065	0.0

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

98,600	Nikkiso Co., Ltd.	1,019,819	0.4
10,000	Nippo Corp.	182,787	0.1
39,000	Nippon Chemical Industrial Co., Ltd.	57,469	0.0
5,500	Nippon Filcon Co., Ltd./Tokyo	25,211	0.0
3,000	Nippon Pillar Packing Co., Ltd.	23,826	0.0
11,000	Nippon Road Co., Ltd.	61,157	0.0
13,000	Nippon Seisen Co., Ltd.	83,767	0.0
42,000	Nippon Shinyaku Co., Ltd.	1,208,866	0.5
57,000	Nippon Shokubai Co., Ltd.	683,232	0.3
5,400	Nippon Signal Co., Ltd.	52,638	0.0
1,600	Nippon Suisan Kaisha Ltd.	4,730	0.0
4,500	Nishio Rent All Co., Ltd.	162,760	0.1
13,000	Nisshin Fudosan Co.	57,415	0.0
18,000	Nisshin Oillio Group Ltd.	64,509	0.0
118,000	Nittetsu Mining Co., Ltd.	447,339	0.2
8,000	Nitto Seiko Co., Ltd.	26,820	0.0
14,467	Nojima Corp.	82,898	0.0
87,000	Obayashi Road Corp.	621,779	0.3
53,000	Oenon Holdings, Inc.	110,672	0.1
5,800	Ohashi Technica, Inc.	66,462	0.0
7,000	Oita Bank Ltd.	26,230	0.0
8,000	Okura Industrial Co., Ltd.	27,302	0.0
6,000	Origin Electric Co. Ltd.	22,723	0.0
2,000	Otsuka Kagu Ltd.	20,723	0.0
2,100	Paltac Corp.	25,589	0.0
1,000	Panasonic Information Systems	26,841	0.0
1,400	Paramount Bed Holdings Co. Ltd.	39,819	0.0
38,000	Pioneer Corp.	99,697	0.1
83,000	Pocket Card Co., Ltd.	506,396	0.2
8,000	Regal Corp.	21,544	0.0
5,800	Relo Holdings, Inc.	410,366	0.2
3,700	Renesas Easton Co. Ltd.	28,067	0.0
23,000	Ryoden Trading Co. Ltd.	165,436	0.1
808	Saison Information Systems Co. Ltd.	9,126	0.0
24,282	San-Ai Oil Co., Ltd.	168,082	0.1
3,200	Sanei Architecture Planning Co. Ltd.	25,971	0.0
18,000	Sanken Electric Co., Ltd.	141,372	0.1
41,000	Sanki Engineering Co., Ltd.	286,452	0.1
4,000	Sankyo Frontier Co. Ltd.	29,760	0.0
9,900	Sankyo Tateyama, Inc.	177,469	0.1
8,100	Sanshin Electronics Co., Ltd.	57,362	0.0
130,000	Sanwa Holdings Corp.	901,422	0.4
77,000	Sanyo Shokai Ltd.	187,063	0.1
2,300	Sanyo Trading Co. Ltd	27,497	0.0
4,500	Satori Electric Co., Ltd.	29,229	0.0
6,000	Seibu Electric Industry Co., Ltd.	26,004	0.0
12,000	Seika Corp.	28,647	0.0
5,200	Seikitokyu Kogyo Co., Ltd.	29,102	0.0
4,100	Seiren Co., Ltd.	35,803	0.0
2,300	Senshu Electric Co. Ltd	34,705	0.0
10,900	Shidax Corp.	48,640	0.0
4,300	Shimachu Co., Ltd.	110,709	0.1
12,000	Shinagawa Refractories Co., Ltd.	29,543	0.0
27,000	Shindengen Electric Manufacturing Co., Ltd.	175,889	0.1
5,800	Shin-Etsu Polymer Co., Ltd.	27,139	0.0
7,700	Shinko Electric Industries	44,713	0.0
4,300	Shinko Shoji Co., Ltd.	40,770	0.0
638,000	Shinsei Bank Ltd.	1,433,825	0.6
224,000	Shinsho Corp.	555,666	0.2
2,300	Shinwa Co., Ltd./Nagoya	26,801	0.0
43,800	Shionogi & Co., Ltd.	1,145,885	0.5
12,000	Shiroki Corp.	24,261	0.0
88,700	Shizuoka Gas Co., Ltd.	581,170	0.3
4,000	Shobunsha Publications, Inc.	28,314	0.0
30,600	Showa Corp.	331,014	0.1
7,000	Sinanen Co., Ltd.	27,599	0.0
5,900	SK-Electronics Ltd	75,354	0.0
24,800	Sky Perfect Jsat Corp.	152,242	0.1
5,100	SNT Corp.	26,013	0.0
800	Sogo Medical Co., Ltd.	38,200	0.0
4,600	SRA Holdings	62,840	0.0
600	St. Marc Holdings Co., Ltd.	31,369	0.0
108,200	Sumco Corp.	1,455,195	0.6
30,500	SCSK Corp.	819,940	0.4
53,500	Sumitomo Densetsu Co., Ltd.	661,533	0.3
4,000	Suncall Corp.	23,295	0.0
11,500	Systena Corp.	86,809	0.0
2,900	T&K Toka Co. Ltd.	64,814	0.0
2,200	Tachibana Eletech Co., Ltd.	28,192	0.0
4,200	Tachikawa Corp.	24,879	0.0
4,000	Taihei Dengyo Kaisha Ltd.	32,655	0.0
1,400	Taiko Pharmaceutical Co. Ltd.	25,277	0.0
34,200	Takara Leben Co., Ltd.	144,922	0.1
500	Takara Printing Co., Ltd.	3,532	0.0
17,000	Takiron Co., Ltd.	84,309	0.0
15,000	Takuma Co., Ltd.	95,769	0.1
9,000	Tayca Corp.	35,799	0.0
86,000	TBK Co., Ltd.	522,760	0.2
25,000	TDK Corp.	1,419,054	0.6
69,400	Tenma Corp.	965,882	0.4
4,100	Tera Probe, Inc.	38,705	0.0
24,700	THK Co., Ltd.	621,276	0.3
6,600	TKC Corp.	129,566	0.1
178,000	TOA Road Corp.	646,640	0.3
8,000	Tochigi Bank Ltd.	32,519	0.0
17,000	Toda Corp.	75,173	0.0
5,200	Toell Co. Ltd.	31,677	0.0
7,900	TOKAI Holdings Corp.	38,483	0.0
13,000	Tokushu Tokai Holdings Co., Ltd.	30,277	0.0
4,000	Tokyo Energy & Systems, Inc.	28,149	0.0
15,400	Tokyo Sangyo Co. Ltd.	59,955	0.0
112,900	Tokyo Steel Manufacturing Co., Ltd.	605,640	0.3
154,000	Tokyo Tekko Co., Ltd.	707,954	0.3

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

38,221	@	Tokyo TY Financial Group, Inc.	1,223,276	0.5
13,000		Toli Corp.	27,943	0.0
10,000		Tomoku Co., Ltd.	26,007	0.0
57,400		Tonichi Carlife Group, Inc.	144,898	0.1
2,800		Toridoll.corp	32,039	0.0
3,500		Toukei Computer Co., Ltd.	50,674	0.0
2,600		Towa Pharmaceutical Co., Ltd.	114,791	0.1
132,800		Toyo Kohan Co., Ltd.	766,627	0.3
15,600		Toyo Machinery & Metal Co., Ltd.	62,279	0.0
9,000		Toyo Securities Co., Ltd.	25,639	0.0
27,100		Trans Cosmos, Inc.	506,768	0.2
1,100		Trusco Nakayama Corp.	29,502	0.0
7,700		Tsukuba Bank Ltd.	26,389	0.0
11,300		Tsuruha Holdings, Inc.	667,161	0.3
26,000		Uchida Yoko Co., Ltd.	83,246	0.0
2,500		UKC Holdings Corp.	40,677	0.0
5,700		Ulvac, Inc.	70,979	0.0
40,630		Usen Corp.	127,690	0.1
10,200		Utoc Corp.	46,528	0.0
2,200		Valor Co., Ltd.	35,661	0.0
200		Vital KSK Holdings, Inc.	1,706	0.0
22,900		Warabeya Nichiyo Co., Ltd.	401,562	0.2
10,304		Watabe Wedding Corp.	51,983	0.0
1,200		YAMADA Consulting Group Co. Ltd.	35,008	0.0
6,300		Yamaichi Electronics Co., Ltd.	48,735	0.0
45,100		Yamato Kogyo Co., Ltd.	1,461,014	0.6
100,800		Yamazen Corp.	784,957	0.3
5,100		Yashima Denki Co., Ltd.	24,843	0.0
83,100		Yaskawa Electric Corp.	1,077,158	0.5
1,700		Yellow Hat Ltd.	36,389	0.0
61,900		Yokogawa Electric Corp.	861,211	0.4
10,000		Yuasa Funashoku Co. Ltd.	24,617	0.0
98,200		Yuasa Trading Co., Ltd.	1,852,338	0.8
6,000		Yurtec Corp.	33,365	0.0
62,400		Zenkoku Hosho Co. Ltd.	1,971,993	0.8
27,600		Zuiko Corp.	1,323,427	0.6
			74,351,849	30.4

		Liechtenstein: 0.0%
592		Verwalt & Privat-Bank AG	49,100	0.0

		Luxembourg: 1.2%
8,743	@	Aperam	251,552	0.1
58,554	@	Braas Monier Building Group SA	1,176,939	0.5
84,428	#	O'Key Group SA GDR	508,676	0.2
41,656		Reinet Investments SCA	885,331	0.4
			2,822,498	1.2

		Malaysia: 0.3%
26,700		Faber Group BHD	26,335	0.0
171,600		KSL Holdings BHD	235,999	0.1
182,900		Kumpulan Fima BHD	115,685	0.1
339,200		LBS Bina Group Bhd	170,154	0.1
192,523		Lion Industries Corp. Bhd	35,698	0.0
24,200		Malaysian Pacific Industries Bhd	38,853	0.0
75,600		MNRB Holdings Bhd	101,415	0.0
32,900		OSK Property Holdings Bhd	20,706	0.0
8,000		Scientex BHD	17,393	0.0
50,900		V.S. Industry Berhad	38,403	0.0
			800,641	0.3

		Mexico: 0.5%
1,977,891	@	Axtel SA de CV	527,291	0.2
27,136		Gruma SA de CV	298,095	0.1
18,479		Grupo Financiero Interacciones SA de CV	150,906	0.1
127,300		Grupo Sanborns SAB de CV	203,245	0.1
15,778		Industrias Bachoco SAB de CV	80,224	0.0
			1,259,761	0.5

		Netherlands: 1.1%
15,295		BE Semiconductor Industries NV	291,328	0.1
34,642		Binck NV	343,325	0.2
1,081		DOCdata NV	24,519	0.0
1,984		KAS Bank NV	23,993	0.0
1,577		Boskalis Westminster NV	84,134	0.0
31,978	@	Post NL	135,918	0.1
36,886	@	TomTom NV	267,950	0.1
111,859		USG People NV	1,122,145	0.5
4,120	@,L	VistaPrint NV	275,463	0.1
			2,568,775	1.1

		New Zealand: 0.0%
10,722		Nuplex Industries Ltd.	26,454	0.0

		Norway: 1.5%
68,584		Borregaard ASA	476,605	0.2
310,246		BW Offshore Ltd.	380,899	0.2
37,052	@	Hurtigruten ASA	37,685	0.0
81,956		Kongsberg Gruppen AS	1,658,574	0.7
77,894		Kvaerner ASA	102,686	0.0
3,502		Northern Offshore Ltd.	4,361	0.0
4,281		Ocean Yield ASA	26,213	0.0
81,239		SpareBank 1 SMN	722,397	0.3
3,311		Sparebanken Ost	24,544	0.0
3,503		Spectrum ASA	16,484	0.0
6,739		TGS Nopec Geophysical Co. ASA	157,206	0.1
8,352		Veidekke ASA	81,106	0.0
			3,688,760	1.5

		Philippines: 0.2%
377,600		Benpres Holdings Corp.	55,945	0.0
163,650		Cebu Air, Inc.	268,040	0.1
127,700		First Gen Corp.	73,658	0.1
			397,643	0.2

		Poland: 0.2%
836		Budimex SA	33,372	0.0
1,492		Fabryki Mebli Forte SA	25,243	0.0
6,094		Lentex SA	15,338	0.0
18,429		Netia SA	30,466	0.0

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

148,721		Tauron Polska Energia SA	232,277	0.1
24,129		Orange Polska SA	72,301	0.1
			408,997	0.2

		Singapore: 0.5%
5,000		Avation PLC	11,998	0.0
32,000		Breadtalk Group Ltd.	32,778	0.0
86,000		China Sunsine Chemical Holdings Ltd.	32,132	0.0
60,000		Chip Eng Seng Corp. Ltd.	41,085	0.0
410,000		CSE Global Ltd.	215,420	0.1
53,590		Hong Leong Asia Ltd.	57,523	0.0
15,000		Hong Leong Finance Ltd.	30,382	0.0
145,000		Innovalues Ltd.	46,854	0.0
163,000		Lian Beng Group Ltd.	87,603	0.1
21,000		NSL Ltd./Singapore	26,971	0.0
35,000		QAF Ltd.	27,683	0.0
31,000		Riverstone Holdings Ltd.	23,303	0.0
53,000		Rotary Engineering Ltd.	24,996	0.0
63,000		Sheng Siong Group Ltd.	32,858	0.0
35,000		Sim Lian Group Ltd.	23,974	0.0
61,000		Sing Holdings Ltd.	16,144	0.0
54,000		Stamford Land Corp. Ltd	23,336	0.0
36,000		Sunningdale Tech Ltd.	5,554	0.0
276,000		SunVic Chemical Holdings Ltd.	124,628	0.1
167,000		Tiong Woon Corp. Holding Ltd.	38,348	0.1
44,000		UE E&C Ltd.	42,865	0.0
402,250		UMS Holdings Ltd.	158,204	0.1
			1,124,639	0.5

		South Africa: 0.9%
158,402		Gold Fields Ltd.	513,642	0.2
23,260		Liberty Holdings Ltd.	269,166	0.1
14,802		Mpact Ltd.	47,775	0.0
50,204		Sibanye Gold Ltd.	94,593	0.1
3,045		Sibanye Gold- Spon ADR ADR	22,381	0.0
83,764	@	Super Group Ltd.	239,754	0.1
192,339	@	Telkom SA Ltd.	1,022,113	0.4
			2,209,424	0.9

		South Korea: 2.4%
700		Asia Holdings Co. Ltd.	97,265	0.1
4,560		Asia Paper Manufacturing Co. Ltd.	126,287	0.1
2,733		CJ O Shopping Co. Ltd	671,248	0.3
286		Dae Han Flour Mills Co. Ltd.	52,996	0.0
10,130		Daesang Holdings Co. Ltd.	197,509	0.1
2,360		Daesung Holdings Co. Ltd.	27,167	0.0
19,945		Daewon San Up Co. Ltd.	214,947	0.1
15,898		Daou Data Corp.	82,366	0.0
605	@	DAP Co. Ltd.	2,269	0.0
4,391		Dongil Industries Co. Ltd.	259,891	0.1
10,022		Green Cross Corp./South Korea	1,282,611	0.5
7,962	@	Heungkuk Fire & Marine Insurance Co. Ltd	28,757	0.0
3,640		Inzi Controls Co. Ltd.	17,257	0.0
657		INZI Display Co. Ltd.	1,102	0.0
2,800		KISCO Corp.	87,062	0.0
4,780	@	KleanNara Co. Ltd.	22,528	0.0
580		Korea Flange Co. Ltd.	12,385	0.0
16,570		KTCS Corp.	45,970	0.0
1,430		Kunsul Chemical Industrial Co. Ltd.	59,653	0.0
3,201		Kyungchang Industrial Co. Ltd.	29,387	0.0
603		KyungDong City Gas Co. Ltd.	66,014	0.0
53,628	@	Magnachip Semiconductor Corp.	596,879	0.3
12,270		Meritz Finance Group, Inc.	108,358	0.1
6,912	@	Neowiz Holdings Corp.	123,654	0.1
6,797		Nice Information & Telecommunication, Inc.	206,273	0.1
908		RedcapTour Co. Ltd.	25,839	0.0
1,560		S&T Holdings Co. Ltd.	25,151	0.0
3,410		Saeron Automotive Corp.	34,645	0.0
9,180		Sam Young Electronics Co. Ltd.	101,240	0.0
1,874		Samchully Co. Ltd.	265,054	0.1
9,284		Samsung Securities Co. Ltd.	415,938	0.2
467		Samyang Genex Co. Ltd.	55,326	0.0
2,870		Sejong Industrial Co., Ltd.	40,199	0.0
11,780	@	Seoul Securities Co. Ltd.	19,939	0.0
3,880		Sewon Precision Industry Co. Ltd.	113,957	0.1
7,137		Sungwoo Hitech Co. Ltd.	102,880	0.0
10,230		Tae Kyung Industrial Co. Ltd.	55,428	0.0
105		Taekwang Industrial Co. Ltd.	122,575	0.1
1,620		YESCO Co. Ltd.	56,995	0.0
8,610		Yoosung Enterprise Co. Ltd.	53,419	0.0
			5,908,420	2.4

		Spain: 0.1%
19,690		Papeles y Cartones de Europa SA	102,843	0.1
16,713		Tubacex SA	71,075	0.0
3,312		Unipapel SA	60,181	0.0
			234,099	0.1

		Sweden: 1.4%
2,214		Bergman & Beving AB	41,506	0.0
3,803		Bilia AB	107,954	0.1
109,625	@	Bufab Holding AB	790,549	0.3
73,961		Concentric AB	904,984	0.4
13,496		Dios Fastigheter AB	91,439	0.0
5,666		Duni AB	80,786	0.0
5,959		Eolus Vind AB	23,054	0.0
33,327		Haldex AB	409,020	0.2
1,544		Investment AB Oresund	32,828	0.0
6,922	@,L	Medivir AB	116,886	0.1

See Accompanying Notes to Financial Statements

25

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

14,851		MQ Holding AB	67,623	0.0
8,069		New Wave Group AB	37,120	0.0
4,875		Nolato AB	112,728	0.1
16,305	L	Nordnet AB	57,540	0.0
2,667	@	Recipharm AB	46,953	0.0
22,794		Semcon AB	166,692	0.1
3,931		Vitrolife AB	79,592	0.0
28,038	@	Vostok Nafta Investment Ltd.	180,254	0.1
			3,347,508	1.4

		Switzerland: 4.0%
2,257		AFG Arbonia-Forster Holding	55,009	0.0
1,798		Autoneum Holding AG	299,611	0.1
2,129	L	Bellevue Group AG	27,078	0.0
1,243		Bobst Group AG	54,066	0.0
976		Burkhalter Holding AG	82,673	0.1
1,277		Calida Holding AG	49,344	0.0
2,784	@	Charles Voegele Holding AG	42,390	0.0
1,648		Coltene Holding AG	102,449	0.0
132		Comet Holding AG	87,941	0.1
8,181	@	Dufry Group	1,179,457	0.5
139		Emmi AG	49,131	0.0
682		Feintool International Holding AG	62,107	0.0
1,549		Forbo Holding AG	1,607,521	0.7
64,859		Gategroup Holding AG	1,461,495	0.6
53		Helvetia Holding AG	25,202	0.0
221		HOCHDORF Holding AG	31,238	0.0
53		Huegli Holding AG	39,386	0.0
4,666		Implenia AG	251,569	0.1
55		Interroll Holding AG	31,268	0.0
4,131		Kardex AG	186,768	0.1
2,475		Kuoni Reisen Holding	674,739	0.3
3,052		Lonza Group AG	336,289	0.1
27,314		Micronas Semiconductor Holding AG	182,723	0.1
35,043		OC Oerlikon Corp. AG	443,400	0.2
87		Schaffner Holding AG	25,184	0.0
5,099		Swiss Life Holding	1,169,919	0.5
591		Tamedia AG	77,580	0.0
9,261		Tecan Group AG	978,140	0.4
152		Vaudoise Assurances Holding SA	66,430	0.0
95		Vetropack Holding AG	162,200	0.1
			9,842,307	4.0

		Taiwan: 1.0%
111,000		Ability Enterprise Co. Ltd.	55,105	0.0
84,000		Apex Science & Engineering	31,625	0.0
420,000		AU Optronics Corp.	200,160	0.1
482,000		InnoLux Display Corp.	220,272	0.1
44,272		ChipMOS Technologies (Bermuda) Ltd.	950,962	0.4
134,000		Lucky Cement Corp.	44,351	0.0
184,626		Mercuries & Associates Ltd.	106,885	0.1
113,220		Radium Life Tech Co., Ltd.	65,093	0.0
14,177		Raydium Semiconductor Corp.	27,966	0.0
2,070		Sinon Corp.	1,127	0.0
2,278,000		Winbond Electronics Corp.	730,882	0.3
85,000		Wistron Corp.	89,302	0.0
			2,523,730	1.0

		Thailand: 0.6%
66,000		KCE Electronics PCL	81,030	0.0
382,100		MK Real Estate PCL	50,446	0.0
1,274,500		Thanachart Capital PCL	1,369,687	0.6
84,000		TKS Technologies PCL	27,080	0.0
			1,528,243	0.6

		Turkey: 0.0%
13,272		Adana Cimento Sanayii TAS	30,928	0.0
8,630		Is Yatirim Menkul Degerler A.S.	4,426	0.0
12,652		Pinar Entegre Et ve Un Sanayi AS	51,971	0.0
			87,325	0.0

		United Arab Emirates: 0.0%
39,093	@	Lamprell PLC	91,773	0.0
38,204	@	Polarcus Ltd.	5,101	0.0
			96,874	0.0

		United Kingdom: 15.7%
166,608		888 Holdings PLC	341,552	0.1
10,799	@	AGA Rangemaster Group PLC	25,254	0.0
6,898	L	Awilco Drilling PLC	97,156	0.1
258,146	@	B&M European Value Retail SA	1,033,085	0.4
21,438		Beazley PLC	90,044	0.0
15,511		Berkeley Group Holdings PLC	567,254	0.2
96,194		Big Yellow Group PLC	840,828	0.3
37,209		Bodycote PLC	372,412	0.2
656,066		Booker Group PLC	1,474,399	0.6
3,353		British Polythene Industries PLC	34,704	0.0
8,461		Catlin Group Ltd.	72,686	0.0
105,102		Chemring Group PLC	410,188	0.2
9,816		Chesnara PLC	54,095	0.0
25,110		Computacenter PLC	248,330	0.1
5,406		Cranswick PLC	122,740	0.1
185,696		Crest Nicholson Holdings PLC	998,749	0.4
50,740		CSR Plc	681,904	0.3
7,352		CVS Group PLC	43,515	0.0
94,226		Dart Group PLC	393,951	0.2
25,413		Davis Service Group PLC	411,512	0.2
69,260		De La Rue PLC	579,959	0.2
329,031		Direct Line Insurance Group PLC	1,455,515	0.6
108,378		Domino's Pizza Group PLC	1,104,004	0.5
214,133		Elementis PLC	906,881	0.4
734,199	@	EnQuest PLC	816,530	0.3
44,307	@	Faroe Petroleum PLC	65,030	0.0
7,936		Fidessa Group PLC	297,194	0.1
121,034	@	Gem Diamonds Ltd.	301,136	0.1
369,837		Hansteen Holdings PLC	627,123	0.3
659,013		Hays PLC	1,301,547	0.5

See Accompanying Notes to Financial Statements

26

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

3,620		Hikma Pharmaceuticals PLC	109,796	0.0
28,595		Hill & Smith Holdings PLC	259,135	0.1
1,796		Hilton Food Group PLC	10,774	0.0
513,154		Home Retail Group	1,505,865	0.6
54,881		Hunting PLC	646,444	0.3
92,093		IG Group Holdings PLC	887,538	0.4
3,632		Intermediate Capital Group PLC	23,876	0.0
209,240		Interserve PLC	2,124,345	0.9
24,696		Investec PLC	224,251	0.1
32,291		Investec PLC	296,090	0.1
43,249		James Fisher & Sons PLC	901,666	0.4
19,673	@	JKX Oil & Gas PLC	11,991	0.0
24,800		Johnson Service Group PLC	22,613	0.0
7,088		KBC Advanced Technologies PLC	10,212	0.0
94,966		Keller Group PLC	1,268,895	0.5
51,651		Kennedy Wilson Europe Real Estate PLC	859,308	0.4
30,757		Kier Group PLC	733,506	0.3
14,472		Lavendon Group PLC	42,366	0.0
56,040		Lookers PLC	124,385	0.1
8,570		Marshalls PLC	27,282	0.0
110,679		Mcbride PLC	141,642	0.1
3,652,407	@	Mcbride PLC - B shares	5,843	0.0
235,785		Mears Group PLC	1,665,887	0.7
13,177	@	Mecom Group PLC	27,403	0.0
136,983		Michael Page International PLC	854,095	0.4
34,560		Micro Focus International PLC	550,581	0.2
96,871		Mondi PLC	1,637,158	0.7
75,604		Netplay TV PLC	9,521	0.0
5,864		Northgate PLC	46,000	0.0
33,402		Novae Group PLC	296,553	0.1
212,568	@	Ophir Energy PLC	631,240	0.3
102,774		Pace PLC	571,363	0.2
84,284		Pendragon PLC	42,471	0.0
57,861		Premier Oil PLC	238,924	0.1
94,107		QinetiQ PLC	305,009	0.1
13,979		Renew Holdings PLC	66,237	0.0
43,135		Rentokil Initial PLC	85,068	0.0
4,642		Ricardo Plc	49,038	0.0
13,294		RPC Group PLC	116,112	0.1
158,976	@	Salamander Energy PLC	269,571	0.1
147,295		Savills PLC	1,517,436	0.6
20,104		Scapa Group PLC	40,163	0.0
179,832		Speedy Hire PLC	178,359	0.1
9,105		St Ives Group PLC	28,111	0.0
3,791		Staffline Group PLC	49,031	0.0
23,605		Trinity Mirror PLC	61,928	0.0
94,128	#,@	TSB Banking Group PLC	406,796	0.2
54,610		TT electronics PLC	146,427	0.1
301,905		Tyman PLC	1,307,601	0.5
123,720		Unite Group PLC	845,907	0.3
9,296		WH Smith PLC	167,836	0.1
53,447		Synthomer PLC	173,819	0.1
			38,392,745	15.7

		United States: 0.1%
7,008	@	China Cord Blood Corp.	35,671	0.0
2,511	@	Global Ship Lease, Inc.	9,065	0.0
6,361	@,L	Global Sources Ltd.	46,626	0.0
9,918		Lumenis Ltd. - B	92,138	0.1
			183,500	0.1

	Total Common Stock (Cost $226,522,098)		235,640,726	96.5

PREFERRED STOCK: 1.5%
		Brazil: 0.0%
4,800		Centrais Eletricas de Santa Catarina SA	27,623	0.0

		Germany: 1.5%
16,284	L	Draegerwerk AG & Co. KGaA	1,588,002	0.7
673		Hornbach Holding AG	56,161	0.0
30,321		Jungheinrich AG	1,714,203	0.7
156	L	KSB AG	82,810	0.0
3,630		Sixt SE	101,479	0.0
640		STO AG	106,989	0.1
4,755		Villeroy & Boch AG	72,456	0.0
			3,722,100	1.5

		South Africa: 0.0%
776		Absa Bank Ltd.	57,340	0.0

	Total Preferred Stock (Cost $1,676,145)		3,807,063	1.5

RIGHTS: –%
		Switzerland: –%
221		HOCHDORF Holding AG	–	–

	Total Rights (Cost $–)		–	–

	Total Long-Term Investments (Cost $228,198,243)		239,447,789	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc(1): 1.6%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $1,000,011, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/20/64)	1,000,000	0.4

See Accompanying Notes to Financial Statements

27

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

812,665	Daiwa Capital Markets, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $812,675, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $828,919, due 09/24/15-03/01/48)	812,665	0.4
1,000,000	Nomura Securities, Repurchase Agreement dated 10/31/14, 0.11%, due 11/03/14 (Repurchase Amount $1,000,009, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,020,000, due 11/03/14-11/01/44)	1,000,000	0.4
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,021,316, due 04/15/16-01/15/29)	1,000,000	0.4
		3,812,665	1.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.1%
2,791,929	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $2,791,929)	2,791,929	1.1

	Total Short-Term Investments (Cost $6,604,594)	6,604,594	2.7

	Total Investments in Securities (Cost $234,802,837)	$246,052,383	100.7
	Liabilities in Excess of Other Assets	(1,827,111)	(0.7)
	Net Assets	$244,225,272	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $235,684,388.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,223,419
Gross Unrealized Depreciation	(23,855,424)

Net Unrealized Appreciation	$10,367,995

Sector Diversification	Percentage of Net Assets
Industrials	25.4%
Financials	17.4
Consumer Discretionary	15.4
Information Technology	12.0
Materials	10.1
Health Care	8.5
Energy	5.0
Consumer Staples	2.6
Utilities	0.9
Telecommunication Services	0.7
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

28

Voya Russia Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 79.7%
		Consumer Staples: 14.6%
36,500		Magnit OAO	10,096,865	9.1
90,000		Magnit PJSC GDR	6,040,741	5.5
			16,137,606	14.6

		Energy: 25.7%
70,000		Eurasia Drilling Co. Ltd. GDR	1,750,000	1.6
300,000		Gazprom Neft JSC	1,058,120	1.0
70,000		Gazprom Neft JSC ADR	1,272,838	1.2
790,000		Gazprom OAO ADR	5,236,120	4.7
257,500		Lukoil OAO ADR	12,622,489	11.4
28,000		NovaTek OAO GDR	3,015,398	2.7
95,000		Tatneft-sponsored ADR	3,395,574	3.1
			28,350,539	25.7

		Financials: 11.8%
200,000		Halyk Savings Bank of Kazakhstan JSC GDR	1,960,000	1.8
3,650,000		Moscow Exchange MICEX-RTS OAO	4,926,479	4.5
805,000		Sberbank of Russia ADR	6,109,950	5.5
			12,996,429	11.8

		Health Care: 0.9%
112,851		MD Medical Group Investments PLC GDR	936,663	0.9

		Information Technology: 7.0%
50,000		EPAM Systems, Inc.	2,387,000	2.2
50,000	@,L	Luxoft Holding, Inc.	1,999,500	1.8
59,000		QIWI plc ADR	1,868,530	1.7
50,000	@	Yandex NV	1,431,000	1.3
			7,686,030	7.0

		Materials: 14.1%
4,900,000		Alrosa AO	4,384,273	4.0
300,000	@,L	KAZ Minerals PLC	1,106,788	1.0
280,000		MMC Norilsk Nickel ADR	5,224,571	4.7
165,000		Severstal	1,754,786	1.6
160,000		Severstal OAO GDR	1,694,757	1.5
2,500,000	@	United Co. RUSAL	1,375,293	1.3
			15,540,468	14.1

		Telecommunication Services: 5.6%
75,000		KCell JSC GDR	1,004,250	0.9
220,000		MegaFon OAO GDR	5,148,000	4.7
			6,152,250	5.6

	Total Common Stock (Cost $74,802,240)		87,799,985	79.7

PREFERRED STOCK: 14.2%
		Energy: 14.2%
18,000,000		Surgutneftegas OJSC	12,333,674	11.2
1,000,000	Tatneft-Rfd 3 series	3,355,014	3.0

	Total Preferred Stock (Cost $12,821,426)	15,688,688	14.2

	Total Long-Term Investments (Cost $87,623,666)	103,488,673	93.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.2%
	Securities Lending Collateralcc(1): 2.3%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $1,000,011, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/20/64)	1,000,000	0.9
519,339	Nomura Securities, Repurchase Agreement dated 10/31/14, 0.11%, due 11/03/14 (Repurchase Amount $519,344, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $529,726, due 11/03/14-11/01/44)	519,339	0.5
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,021,316, due 04/15/16-01/15/29)	1,000,000	0.9
		2,519,339	2.3

See Accompanying Notes to Financial Statements

29

Voya Russia Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
		Mutual Funds: 5.9%
6,538,291	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $6,538,291)	6,538,291	5.9

	Total Short-Term Investments (Cost $9,057,630)	9,057,630	8.2

	Total Investments in Securities (Cost $96,681,296)	$112,546,303	102.1
	Liabilities in Excess of Other Assets	(2,323,871)	(2.1)
	Net Assets	$110,222,432	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2014.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $99,154,967.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,251,870
Gross Unrealized Depreciation	(9,860,534)

Net Unrealized Appreciation	$13,391,336

See Accompanying Notes to Financial Statements

30

Voya Emerging Markets Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 91.4%
	Brazil: 5.1%
36,327	BM&F Bovespa S.A.	159,798	0.8
33,261	Cia de Saneamento Basico do Estado de Sao Paulo	260,273	1.3
24,275	Cia Energetica de Minas Gerais ADR	140,310	0.7
13,970	Cia Hering	140,946	0.7
16,928	Petroleo Brasileiro SA ADR	207,029	1.1
5,855	Totvs S.A.	85,348	0.5
		993,704	5.1

	Chile: 2.5%
10,686	Banco Santander Chile ADR	226,436	1.2
16,155	Enersis SA ADR	255,088	1.3
		481,524	2.5

	China: 20.3%
57,500	BOC Hong Kong Holdings Ltd.	191,412	1.0
348,000	China BlueChemical Ltd.	123,579	0.6
456,000	China Communications Services Corp., Ltd.	214,117	1.1
525,960	China Construction Bank	392,418	2.0
48,000	China Life Insurance Co., Ltd.	143,231	0.7
16,000	China Mobile Ltd.	199,080	1.0
280,600	China Petroleum & Chemical Corp.	243,340	1.2
94,000	China Resources Power Holdings Co.	273,601	1.4
510,000	China Shanshui Cement Group Ltd.	188,353	1.0
42,000	China Shineway Pharmaceutical Group Ltd.	75,781	0.4
149,000	CNOOC Ltd.	233,317	1.2
148,000	Cosco Pacific Ltd.	194,754	1.0
162,000	Harbin Electric Co. Ltd.	97,769	0.5
592,005	Industrial and Commercial Bank of China Ltd.	393,068	2.0
118,000	Jiangsu Expressway Co. Ltd.	131,810	0.7
470,000	Parkson Retail Group Ltd.	137,647	0.7
147,000	Real Gold Mining Ltd.	23,694	0.1
87,000	Shanghai Industrial Holdings Ltd.	268,249	1.4
58,343	Shanghai Pharmaceuticals Holding Co. Ltd.	146,006	0.7
127,000	Wumart Stores, Inc.	110,015	0.6
186,000		Zhejiang Expressway Co., Ltd.	187,555	1.0
			3,968,796	20.3

		Czech Republic: 1.8%
6,392		CEZ AS	176,816	0.9
844		Komercni Banka AS	180,820	0.9
			357,636	1.8

		Egypt: 0.6%
41,717	@	Global Telecom Holding GDR	125,276	0.6

		Greece: 0.8%
65,166	@	National Bank of Greece SA	157,187	0.8

		Hong Kong: 3.5%
53,922		AIA Group Ltd.	300,908	1.5
2,560,000		Emperor Watch & Jewellery Ltd.	117,255	0.6
87,000		Hang Lung Properties Ltd.	271,677	1.4
			689,840	3.5

		Hungary: 0.6%
88,445	@	Magyar Telekom Telecommunications PLC	122,408	0.6

		India: 6.5%
12,263		Bank of Baroda	185,590	0.9
44,762		Coal India Ltd.	269,933	1.4
117,763		NTPC Ltd.	287,611	1.5
42,328		Oil & Natural Gas Corp., Ltd.	277,019	1.4
7,570		Punjab National Bank	114,790	0.6
16,075		Tata Steel Ltd.	128,314	0.7
			1,263,257	6.5

		Indonesia: 1.3%
440,500		Indofood Sukses Makmur Tbk PT	248,811	1.3

		Malaysia: 3.2%
160,500		AirAsia BHD	122,003	0.6
107,054		Berjaya Sports Toto BHD	117,493	0.6
127,800		IJM Corp. Bhd	268,869	1.4
41,400		Malayan Banking BHD	122,135	0.6
			630,500	3.2

		Mexico: 2.0%
78,766		Grupo Financiero Santander Mexico SAB de CV	209,984	1.1
6,177		Southern Copper Corp.	177,774	0.9
			387,758	2.0

		Panama: 1.4%
4,093		Banco Latinoamericano de Comercio Exterior SA	137,688	0.7
1,216		Copa Holdings S.A.	142,175	0.7
			279,863	1.4

See Accompanying Notes to Financial Statements

1

Voya Emerging Markets Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

	Poland: 3.9%
27,082	Energa SA	201,412	1.0
7,718	PKP Cargo SA	182,512	0.9
11,519	Powszechna Kasa Oszczednosci Bank Polski S.A.	128,130	0.7
1,688	Powszechny Zaklad Ubezpieczen SA	253,268	1.3
		765,322	3.9

	Qatar: 1.2%
6,215	Commercial Bank of Qatar	127,326	0.7
1,904	Industries Qatar QSC	99,128	0.5
		226,454	1.2

	Russia: 6.2%
22,159	CTC Media, Inc.	140,931	0.7
40,295	Gazprom OAO ADR	267,075	1.4
4,406	Lukoil OAO	217,207	1.1
30,254	Mobile Telesystems OJSC	179,281	0.9
69,711	Moscow Exchange MICEX-RTS OAO	94,090	0.5
12,662	Phosagro OAO GDR	135,484	0.7
16,338	Severstal	173,756	0.9
		1,207,824	6.2

	Singapore: 0.9%
107,000	First Resources Ltd.	173,349	0.9

	South Africa: 5.9%
9,013	Barclays Africa Group Ltd.	142,444	0.7
13,185	Foschini Group Ltd./The	149,050	0.8
60,111	Growthpoint Properties Ltd.	145,940	0.7
11,797	MTN Group Ltd.	261,222	1.3
62,013	PPC Ltd.	166,367	0.9
23,649	Standard Bank Group Ltd.	297,807	1.5
		1,162,830	5.9

	South Korea: 11.5%
11,031	Hite Jinro Co. Ltd.	273,065	1.4
9,400	Hyundai Marine & Fire Insurance Co., Ltd.	248,256	1.3
6,091	Kangwon Land, Inc.	199,178	1.0
7,313	KB Financial Group, Inc.	286,668	1.5
7,598	KT Corp.	234,091	1.2
618	POSCO	178,501	0.9
324	Samsung Electronics Co., Ltd.	377,830	1.9
5,573	Shinhan Financial Group Co., Ltd.	262,298	1.3
2,424	SK Innovation Co. Ltd.	198,284	1.0
		2,258,171	11.5

	Taiwan: 8.4%
59,000	Cheng Uei Precision Industry Co., Ltd.	98,525	0.5
388,371	CTBC Financial Holding Co. Ltd	272,357	1.4
16,093	MediaTek, Inc.	229,856	1.2
336,545	Mega Financial Holdings Co., Ltd.	279,129	1.4
15,000	Phison Electronics Corp.	101,314	0.5
107,000	Powertech Technology, Inc.	179,894	0.9
77,000	Quanta Computer, Inc.	193,848	1.0
65,000	Taiwan Semiconductor Manufacturing Co., Ltd.	281,767	1.5
		1,636,690	8.4

	Thailand: 1.4%
23,800	PTT PCL-Foreign	269,350	1.4

	Turkey: 2.4%
168,647	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	189,423	1.0
99,760	Turk Telekomunikasyon AS	286,562	1.4
		475,985	2.4

	Total Common Stock (Cost $17,669,567)	17,882,535	91.4

PREFERRED STOCK: 7.5%
	Brazil: 5.7%
33,720	Gerdau SA	150,916	0.8
12,529	Itau Unibanco Holding S.A.	185,819	1.0
68,574	Randon Participacoes SA	172,687	0.9
12,818	Telefonica Brasil SA	261,802	1.3
39,180	Vale SA	340,744	1.7
		1,111,968	5.7

	Russia: 0.7%
102,310	Sberbank of Russia	135,352	0.7

	South Korea: 1.1%
604	Hyundai Motor Co.	69,810	0.3
1,275	Hyundai Motor Co.- Series 2	152,512	0.8
		222,322	1.1

	Total Preferred Stock (Cost $1,674,765)	1,469,642	7.5

	Total Investments in Securities (Cost $19,344,332)	$19,352,177	98.9
	Assets in Excess of Other Liabilities	216,437	1.1
	Net Assets	$19,568,614	100.0

@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $19,615,632.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,919,148
Gross Unrealized Depreciation	(2,182,603)

Net Unrealized Depreciation	$(263,455)

See Accompanying Notes to Financial Statements

2

Voya Emerging Markets Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Sector Diversification	Percentage of Net Assets
Financials	31.9%
Energy	11.2
Industrials	9.6
Telecommunication Services	9.4
Materials	9.2
Utilities	8.1
Information Technology	8.0
Consumer Discretionary	6.2
Consumer Staples	4.2
Health Care	1.1
Assets in Excess of Other Liabilities	1.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

3

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.7%
	Australia: 0.6%
84,216	ALS Ltd.	417,071	0.6

	Belgium: 0.8%
18,000	Ageas	601,702	0.8

	Canada: 4.0%
6,159	Canadian Imperial Bank of Commerce	562,264	0.8
36,040	Cenovus Energy, Inc.	891,846	1.2
31,400	Enerplus Corp.	449,666	0.6
29,432	Shaw Communications, Inc. - Class B	755,745	1.0
5,545	TransCanada Corp.	273,302	0.4
		2,932,823	4.0

	France: 7.0%
17,541	BNP Paribas	1,102,311	1.5
4,829	Casino Guichard Perrachon S.A.	495,133	0.7
19,206	Cie de Saint-Gobain	825,567	1.1
17,937	Eutelsat Communications	581,496	0.8
30,234	Gaz de France	734,078	1.0
5,295	Sanofi	480,468	0.7
15,123	Vinci S.A.	863,194	1.2
		5,082,247	7.0

	Germany: 3.1%
21,223	Deutsche Bank AG	663,672	0.9
8,100	SAP SE	551,896	0.8
6,581	Siemens AG	742,293	1.0
5,900	Wincor Nixdorf AG	271,342	0.4
		2,229,203	3.1

	Hong Kong: 0.5%
49,950	Cheung Kong Infrastructure Holdings Ltd.	364,851	0.5

	Italy: 2.1%
42,664	Assicurazioni Generali S.p.A.	875,483	1.2
30,486	ENI S.p.A.	649,500	0.9
		1,524,983	2.1

	Japan: 8.1%
11,600	Canon, Inc.	355,890	0.5
47,600	Itochu Corp.	575,415	0.8
199,700	Mitsubishi UFJ Financial Group, Inc.	1,164,094	1.6
36,100	Mitsui & Co., Ltd.	545,076	0.8
90,500	Nissan Motor Co., Ltd.	825,514	1.1
9,600	Secom Co., Ltd.	591,601	0.8
22,200	Sumitomo Mitsui Financial Group, Inc.	905,381	1.3
20,000	Takeda Pharmaceutical Co., Ltd.	866,967	1.2
		5,829,938	8.1

	Netherlands: 3.1%
67,000	ArcelorMittal	880,124	1.2
38,451		Royal Dutch Shell PLC	1,375,022	1.9
			2,255,146	3.1

		Singapore: 1.4%
245,000		Singapore Telecommunications Ltd.	721,103	1.0
17,000		United Overseas Bank Ltd.	304,567	0.4
			1,025,670	1.4

		Spain: 1.2%
57,500		Telefonica S.A.	865,240	1.2

		Sweden: 2.2%
10,700		Electrolux AB	303,182	0.4
44,490		Telefonaktiebolaget LM Ericsson	525,712	0.7
66,671		Volvo AB - B Shares	769,413	1.1
			1,598,307	2.2

		Switzerland: 5.3%
26,753		Credit Suisse Group	712,802	1.0
9,617		Novartis AG	892,485	1.2
3,677		Roche Holding AG - Genusschein	1,085,089	1.5
32,764		STMicroelectronics NV	218,855	0.3
2,969		Zurich Insurance Group AG	898,504	1.3
			3,807,735	5.3

		Taiwan: 2.0%
35,700		MediaTek, Inc.	509,902	0.7
41,199		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	907,202	1.3
			1,417,104	2.0

		United Kingdom: 12.9%
241,205		Barclays PLC	927,651	1.3
151,556		BP PLC	1,090,426	1.5
83,862		HSBC Holdings PLC	855,000	1.2
16,880		Imperial Tobacco Group PLC	733,295	1.0
129,188	L	J Sainsbury PLC	508,942	0.7
114,600		Kingfisher PLC	555,173	0.8
34,276		Petrofac Ltd.	580,748	0.8
94,895		Rexam PLC	723,274	1.0
20,461		Rio Tinto PLC	973,560	1.4
76,200	@	RSA Insurance Group PLC	589,126	0.8
23,000		Scottish & Southern Energy PLC	589,510	0.8
355,867		Vodafone Group PLC	1,183,415	1.6
			9,310,120	12.9

		United States: 42.4%
14,575		AbbVie, Inc.	924,930	1.3
9,200		ADT Corp.	329,728	0.5
13,100		Altria Group, Inc.	633,254	0.9
10,100		American Electric Power Co., Inc.	589,234	0.8
5,713		Amgen, Inc.	926,534	1.3
7,498		Apple, Inc.	809,784	1.1
10,350		Baxter International, Inc.	725,949	1.0
6,465		Bristol-Myers Squibb Co.	376,198	0.5

See Accompanying Notes to Financial Statements

4

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

5,616	Caterpillar, Inc.	569,519	0.8
7,378	CenturyTel, Inc.	306,039	0.4
5,868	Chevron Corp.	703,867	1.0
47,769	Cisco Systems, Inc.	1,168,907	1.6
21,800	Citigroup, Inc.	1,166,954	1.6
24,700	ConAgra Foods, Inc.	848,445	1.2
11,082	Dow Chemical Co.	547,451	0.8
13,289	Eli Lilly & Co.	881,459	1.2
7,331	Ensco PLC	297,565	0.4
11,214	ExxonMobil Corp.	1,084,506	1.5
38,068	Freeport-McMoRan, Inc.	1,084,938	1.5
20,200	Gap, Inc.	765,378	1.1
57,530	General Electric Co.	1,484,849	2.0
8,592	Intel Corp.	292,214	0.4
10,443	Johnson & Johnson	1,125,547	1.6
14,965	JPMorgan Chase & Co.	905,083	1.2
4,755	KLA-Tencor Corp.	376,358	0.5
10,340	Macy's, Inc.	597,859	0.8
18,800	Mattel, Inc.	584,116	0.8
11,497	McDonald's Corp.	1,077,614	1.5
20,528	Metlife, Inc.	1,113,439	1.5
24,343	Microsoft Corp.	1,142,904	1.6
8,369	Molson Coors Brewing Co.	622,486	0.9
17,437	Northeast Utilities	860,516	1.2
39,359	Pfizer, Inc.	1,178,802	1.6
10,432	PNC Financial Services Group, Inc.	901,220	1.2
8,854	Procter & Gamble Co.	772,689	1.1
6,707	Seagate Technology	421,401	0.6
6,600	Stanley Black & Decker, Inc.	618,024	0.9
36,800	Symantec Corp.	913,376	1.3
4,700	Verizon Communications, Inc.	236,175	0.3
7,563	Verizon Communications, Inc. - VZC	380,383	0.5
4,480	VF Corp.	303,206	0.4
		30,648,900	42.4

	Total Common Stock (Cost $64,180,119)	69,911,040	96.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Securities Lending Collateralcc(1): 0.3%
248,354	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $248,357, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $253,321, due 01/01/15-09/20/64) (Cost $248,354)	248,354	0.3

	Total Short-Term Investments (Cost $248,354)	248,354	0.3

	Total Investments in Securities (Cost $64,428,473)	$70,159,394	97.0
	Assets in Excess of Other Liabilities	2,151,265	3.0
	Net Assets	$72,310,659	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $64,466,975.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,815,213
Gross Unrealized Depreciation	(3,371,148)

Net Unrealized Appreciation	$5,444,065

Sector Diversification	Percentage of Net Assets
Financials	19.6%
Health Care	13.1
Information Technology	11.8
Industrials	11.6
Energy	10.2
Consumer Discretionary	8.7
Consumer Staples	6.5
Materials	5.9
Telecommunication Services	5.0
Utilities	4.3
Short-Term Investments	0.3
Assets in Excess of Other Liabilities	3.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

5

Voya Global Natural Resources Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Australia: 0.9%
238,869		Fortescue Metals Group Ltd.	737,233	0.9

		Canada: 8.0%
73,400		Alamos Gold, Inc.	547,708	0.7
54,600		Barrick Gold Corp.	648,102	0.8
35,900	@	Dominion Diamond Corp.	502,323	0.6
40,121		Eldorado Gold Corp.	219,863	0.3
44,508		GoldCorp, Inc.	835,860	1.1
264,400	@	Lundin Mining Corp.	1,180,012	1.5
46,500	@	MEG Energy Corp.	1,122,222	1.4
10,904	@	Seven Generations Energy Ltd.	219,618	0.3
30,200		Suncor Energy, Inc.	1,073,308	1.3
			6,349,016	8.0

		France: 1.7%
21,700		Total S.A. ADR	1,299,613	1.7

		Netherlands: 1.6%
17,973		Royal Dutch Shell PLC - Class A ADR	1,290,282	1.6

		Switzerland: 0.2%
431		Burckhardt Compression Holding AG	184,658	0.2

		United Kingdom: 2.4%
44,500		Noble Corp. PLC	930,940	1.2
4,813		Randgold Resources Ltd. ADR	280,165	0.3
13,791		Rio Tinto PLC	656,192	0.9
			1,867,297	2.4

		United States: 82.7%
19,600		Albemarle Corp.	1,144,248	1.4
37,500		Anadarko Petroleum Corp.	3,441,750	4.3
24,100		C&J Energy Services, Inc.	465,371	0.6
6,500		CARBO Ceramics, Inc.	335,855	0.4
2,100		CF Industries Holdings, Inc.	546,000	0.7
40,667		Chevron Corp.	4,878,007	6.1
13,200		Cimarex Energy Co.	1,500,444	1.9
60,300		Cobalt International Energy, Inc.	706,113	0.9
28,200		ConocoPhillips	2,034,630	2.6
34,200		Consol Energy, Inc.	1,258,560	1.6
35,300		Devon Energy Corp.	2,118,000	2.7
38,700		EOG Resources, Inc.	3,678,435	4.6
74,364		ExxonMobil Corp.	7,191,742	9.1
18,700	@	Flotek Industries, Inc.	414,392	0.5
27,800		Forum Energy Technologies, Inc.	758,940	1.0
58,381		Freeport-McMoRan, Inc.	1,663,858	2.1
56,800		FX Energy, Inc.	170,400	0.2
62,028		Halliburton Co.	3,420,224	4.3
29,500	Hess Corp.	2,501,895	3.2
52,200	Laredo Petroleum, Inc.	989,712	1.2
1,700	Monsanto Co.	195,568	0.3
36,500	@ Newfield Exploration Co.	1,190,265	1.5
49,400	Occidental Petroleum Corp.	4,393,142	5.5
14,400	Packaging Corp. of America	1,037,952	1.3
49,800	Patterson-UTI Energy, Inc.	1,146,894	1.4
40,350	Phillips 66	3,167,475	4.0
19,700	Range Resources Corp.	1,347,480	1.7
5,100	Royal Gold, Inc.	291,465	0.4
20,000	Sanchez Energy Corp.	341,400	0.4
58,860	Schlumberger Ltd.	5,807,128	7.3
21,900	Steel Dynamics, Inc.	503,919	0.6
20,100	@ Stillwater Mining Co	263,913	0.3
20,400	Superior Energy Services	513,060	0.6
7,300	Union Pacific Corp.	850,085	1.1
16,100	@ Unit Corp.	779,562	1.0
15,800	US Silica Holdings, Inc.	709,420	0.9
48,400	Valero Energy Corp.	2,424,356	3.1
22,400	@ Whiting Petroleum Corp.	1,371,776	1.7
4,300	Worthington Industries	166,195	0.2
		65,719,631	82.7

	Total Common Stock (Cost $66,281,152)	77,447,730	97.5

SHORT-TERM INVESTMENTS: 2.8%
	Mutual Funds: 2.8%
2,240,690	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $2,240,690)	2,240,690	2.8

	Total Short-Term Investments (Cost $2,240,690)	2,240,690	2.8

	Total Investments in Securities (Cost $68,521,842)	$79,688,420	100.3
	Liabilities in Excess of Other Assets	(240,807)	(0.3)
	Net Assets	$79,447,613	100.0

††	Rate shown is the 7-day yield as of October 31, 2014.
@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $70,497,697.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,943,642
Gross Unrealized Depreciation	(7,752,919)

Net Unrealized Appreciation	$9,190,723

See Accompanying Notes to Financial Statements

6

Voya Global Natural Resources Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	26.8%
Oil & Gas Exploration & Production	19.7
Energy Equipment & Services	8.7
Oil & Gas Refining & Marketing	7.1
Oil & Gas Equipment & Services	5.9
Materials	4.8
Oil & Gas Services	4.7
Energy	4.2
Metals & Mining	3.0
Oil & Gas Drilling	2.2
Gold	2.1
Mining	1.7
Coal & Consumable Fuels	1.6
Diversified Metals & Mining	1.5
Paper Packaging	1.3
Road & Rail	1.1
Retail	0.6
Precious Metals & Minerals	0.3
Machinery-Diversified	0.2
Short-Term Investments	2.8
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

7

Voya Global Opportunities Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Brazil: 1.7%
19,202		Hypermarcas SA	134,141	0.4
82,349		Marfrig Global Foods SA	201,062	0.6
35,752		MRV Engenharia e Participacoes SA	118,312	0.3
12,732		Petroleo Brasileiro SA ADR	148,964	0.4
			602,479	1.7

		Cambodia: 0.4%
168,000		NagaCorp Ltd.	141,266	0.4

		Canada: 2.6%
12,898		Barrick Gold Corp.	153,099	0.4
15,527		GoldCorp, Inc.	291,597	0.8
10,236		Suncor Energy, Inc.	363,466	1.1
13,591		Talisman Energy, Inc. - TSX	86,704	0.3
			894,866	2.6

		China: 3.6%
991	@	Alibaba Group Holding Ltd. ADR	97,713	0.3
267,983		Beijing Capital International Airport Co., Ltd.	196,687	0.6
91,000		Belle International Holdings	115,800	0.3
235,983		China Communications Construction Co., Ltd.	181,160	0.5
224,644		China Railway Group Ltd.	138,584	0.4
75,000		China Resources Enterprise	178,387	0.5
79,000		Golden Eagle Retail Group Ltd.	96,848	0.3
190,000		Guangdong Investment Ltd.	249,930	0.7
			1,255,109	3.6

		Denmark: 1.1%
8,166		Novo Nordisk A/S	369,125	1.1

		France: 2.9%
856		Christian Dior S.A.	151,471	0.4
4,772	@	Criteo SA ADR	146,453	0.4
1,563		LVMH Moet Hennessy Louis Vuitton S.A.	265,310	0.8
4,771		Sanofi	432,920	1.3
			996,154	2.9

		Germany: 2.9%
25,929	L	Aixtron AG	316,371	0.9
10,891		Deutsche Bank AG	340,576	1.0
10,144		Osram Licht AG	356,348	1.0
			1,013,295	2.9

		Hong Kong: 2.4%
141,800		Chow Tai Fook Jewellery Group Ltd.	197,245	0.6
74,000		Galaxy Entertainment Group Ltd.	506,004	1.4
906,400		Hengdeli Holdings Ltd.	146,097	0.4
			849,346	2.4

		India: 1.0%
59,628		ITC Ltd.	344,792	1.0

		Indonesia: 2.0%
184,276		AKR Corporindo Tbk PT	75,077	0.2
241,320		Bank Mandiri Persero TBK PT	207,259	0.6
1,221,000		Lippo Karawaci Tbk PT	108,147	0.3
245,000		Mitra Adiperkasa Tbk PT	107,565	0.3
5,429,500		Pakuwon Jati Tbk PT	202,193	0.6
			700,241	2.0

		Japan: 7.7%
32,100		Astellas Pharma, Inc.	498,208	1.4
18,000		Mitsubishi Estate Co., Ltd.	458,546	1.3
13,000		Mitsui Fudosan Co., Ltd.	418,164	1.2
58,900		Resona Holdings, Inc.	336,895	1.0
10,000		Sumitomo Mitsui Financial Group, Inc.	407,829	1.2
9,500		Toyota Motor Corp.	571,684	1.6
			2,691,326	7.7

		Malaysia: 0.6%
255,500		AirAsia BHD	194,216	0.6

		Netherlands: 4.8%
10,661	L	Corbion NV	172,359	0.5
6,205		Koninklijke DSM NV	388,793	1.1
12,790		Royal Dutch Shell PLC	457,375	1.3
16,877		Unilever NV	654,126	1.9
			1,672,653	4.8

		Norway: 0.7%
10,416		Telenor ASA	234,221	0.7

		Philippines: 0.4%
38,080		Universal Robina Corp.	157,735	0.4

		Russia: 0.8%
18,122		Gazprom OAO ADR	120,113	0.3
9,715	@	X5 Retail Group N.V. GDR	178,061	0.5
			298,174	0.8

		South Africa: 0.7%
1,866		Naspers Ltd.	232,745	0.7

		South Korea: 1.8%
12,029		Kolao Holdings	184,889	0.5
369		Samsung Electronics Co., Ltd.	430,306	1.3
			615,195	1.8

		Switzerland: 4.3%
6,298		Julius Baer Group Ltd.	276,090	0.8
11,100		Novartis AG	1,030,112	3.0

See Accompanying Notes to Financial Statements

8

Voya Global Opportunities Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

620		Syngenta AG	191,740	0.5
			1,497,942	4.3

		Taiwan: 0.3%
27,000		Tong Hsing Electronic Industries Ltd.	102,866	0.3

		United Kingdom: 11.1%
12,216		BG Group PLC	203,591	0.6
8,088		British American Tobacco PLC	458,406	1.3
74,610		HSBC Holdings PLC	760,673	2.2
9,895		Imperial Tobacco Group PLC	429,855	1.2
8,340		Rio Tinto PLC	396,827	1.1
62,054		Standard Chartered PLC	934,074	2.7
55,371		Telecity Group PLC	683,769	2.0
			3,867,195	11.1

		United States: 45.4%
9,798		AbbVie, Inc.	621,781	1.8
6,416		Amgen, Inc.	1,040,547	3.0
6,080		Apple, Inc.	656,640	1.9
6,842		Blackstone Group LP	206,081	0.6
3,558		BorgWarner, Inc.	202,877	0.6
3,178		Celgene Corp.	340,332	1.0
22,825		Citigroup, Inc.	1,221,822	3.5
16,221		EMC Corp.	466,029	1.3
2,623		EOG Resources, Inc.	249,316	0.7
2,165		Equinix, Inc.	452,268	1.3
7,373		Estee Lauder Cos., Inc.	554,302	1.6
8,028		ExxonMobil Corp.	776,388	2.2
5,653		Freeport-McMoRan, Inc.	161,110	0.5
4,195	@	Gilead Sciences, Inc.	469,840	1.4
916		Google, Inc.	512,117	1.5
3,445	@	Informatica Corp.	122,849	0.4
13,302		KBR, Inc.	253,802	0.7
7,495		Las Vegas Sands Corp.	466,639	1.3
5,461		McDonald's Corp.	511,860	1.5
4,507		Monsanto Co.	518,485	1.5
6,356		Mosaic Co.	281,634	0.8
9,864		Nuance Communications, Inc.	152,202	0.4
4,542		Oasis Petroleum, Inc.	136,078	0.4
24,697		Pfizer, Inc.	739,675	2.1
276	@	Priceline.com, Inc.	332,914	1.0
5,435	@	Quanta Services, Inc.	185,225	0.5
2,886		Schlumberger Ltd.	284,733	0.8
9,421	@	Sensata Technologies Holdings N.V.	459,839	1.3
5,206		SM Energy Co.	293,098	0.8
5,903		Teradata Corp.	249,815	0.7
4,714		Thermo Fisher Scientific, Inc.	554,225	1.6
10,177	@,L	Universal Display Corp.	318,337	0.9
9,090		Veeco Instruments, Inc.	327,149	0.9
2,682		VMware, Inc.	224,135	0.6
6,309	@	Weatherford International PLC	103,594	0.3
4,837		Wesco International, Inc.	398,617	1.1
13,848	Yum! Brands, Inc.	994,702	2.9
		15,841,057	45.4

	Total Common Stock (Cost $30,234,426)	34,571,998	99.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Securities Lending Collateralcc(1): 1.0%
353,612	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $353,616, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $360,684, due 01/01/15-09/20/64)
	(Cost $353,612)	353,612	1.0

	Total Short-Term Investments (Cost $353,612)	353,612	1.0

	Total Investments in Securities (Cost $30,588,038)	$34,925,610	100.2
	Liabilities in Excess of Other Assets	(59,878)	(0.2)
	Net Assets	$34,865,732	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $30,962,796.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,016,182
Gross Unrealized Depreciation	(3,053,368)

Net Unrealized Appreciation	$3,962,814

Sector Diversification	Percentage of Net Assets
Health Care	17.7%
Financials	17.0
Consumer Discretionary	15.3
Information Technology	15.1
Consumer Staples	9.9
Energy	9.2

See Accompanying Notes to Financial Statements

9

Voya Global Opportunities Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Industrials	6.9
Materials	6.7
Telecommunication Services	0.7
Utilities	0.7
Short-Term Investments	1.0
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

10

Voya International Core Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Belgium: 0.2%
13,230		Umicore	519,257	0.2

		Brazil: 0.8%
92,800		BB Seguridade Participacoes SA	1,238,132	0.4
106,670		Petroleo Brasileiro SA ADR	1,248,039	0.4
			2,486,171	0.8

		Canada: 5.8%
49,640		Canadian National Railway Co.	3,499,751	1.2
97,920		Imperial Oil Ltd.	4,711,594	1.6
39,940		Tim Hortons, Inc.	3,236,166	1.1
108,900		TransCanada Corp.	5,367,459	1.9
			16,814,970	5.8

		China: 4.1%
31,462	@	Alibaba Group Holding Ltd. ADR	3,102,153	1.0
10,754	@	Baidu.com ADR	2,567,733	0.9
994,000		Lenovo Group Ltd.	1,465,161	0.5
1,744,520		PetroChina Co., Ltd.	2,184,042	0.8
410,000		ENN Energy Holdings Ltd.	2,660,244	0.9
			11,979,333	4.1

		Colombia: 0.3%
72,530		Grupo Aval Acciones y Valores ADR	977,704	0.3

		Denmark: 0.2%
33,419		H Lundbeck A/S	708,662	0.2

		Finland: 0.6%
39,400		Kone OYJ	1,696,875	0.6

		France: 10.0%
57,088		Air Liquide	6,891,416	2.4
26,524		BNP Paribas	1,666,821	0.6
34,293		Essilor International SA	3,786,695	1.3
86,571		Orange SA	1,378,241	0.5
55,275		Groupe Eurotunnel S.A.	698,633	0.2
16,684	@	Peugeot S.A.	198,281	0.1
162,891		Rexel SA	2,738,039	0.9
62,856		Schneider Electric SE	4,952,176	1.7
14,819		Societe Generale	714,143	0.2
23,671		Unibail-Rodamco SE	6,069,415	2.1
			29,093,860	10.0

		Germany: 2.4%
31,135		Brenntag AG	1,510,718	0.5
9,895		Continental AG	1,948,975	0.7
72,622		Deutsche Lufthansa AG	1,075,725	0.4
77,427		Deutsche Post AG	2,438,159	0.8
			6,973,577	2.4

		Greece: 1.2%
3,079,176	@	Alpha Bank AE	2,007,370	0.7
122,550	@	Hellenic Telecommunications Organization S.A.	1,384,149	0.5
			3,391,519	1.2

		Hong Kong: 0.7%
89,600		Hong Kong Exchanges and Clearing Ltd.	1,985,942	0.7

		India: 2.1%
144,782		ICICI Bank Ltd.	3,845,289	1.3
136,242		ITC Ltd.	787,803	0.3
198,604		Power Grid Corp. of India Ltd.	471,264	0.2
60,355		Reliance Industries Ltd.	979,573	0.3
			6,083,929	2.1

		Ireland: 0.8%
5,911,667	@	Governor & Co. of the Bank of Ireland	2,327,152	0.8

		Italy: 6.2%
212,346		Assicurazioni Generali S.p.A.	4,357,428	1.5
55,726		Banca Generali SpA	1,478,565	0.5
267,018	@	FinecoBank Banca Fineco SpA	1,389,804	0.5
503,729		Intesa Sanpaolo S.p.A.	1,480,840	0.5
89,422		Luxottica Group S.p.A.	4,561,206	1.6
881,285		Snam Rete Gas S.p.A.	4,765,532	1.6
			18,033,375	6.2

		Japan: 20.2%
63,400		Aisin Seiki Co., Ltd.	2,111,777	0.7
74,800		Asahi Group Holdings, Ltd.	2,320,211	0.8
41,350		Asics Corp.	968,290	0.3
28,130		Bridgestone Corp.	940,041	0.3
19,560		Daito Trust Construction Co., Ltd.	2,437,192	0.8
102,300		Daiwa House Industry Co., Ltd.	1,935,474	0.7
49,800		Eisai Co., Ltd.	1,947,637	0.7
381,000		Hitachi Ltd.	2,993,698	1.0
221,600		Isuzu Motors Ltd.	2,891,300	1.0
49,100		Kansai Electric Power Co., Inc.	484,888	0.2
52,900		Kyushu Electric Power Co., Inc.	573,947	0.2
133,700		M3, Inc.	2,231,249	0.8
716,740		Mitsubishi UFJ Financial Group, Inc.	4,178,031	1.4
121,850		Mitsui Fudosan Co., Ltd.	3,919,481	1.3
665,000		NEC Corp.	2,351,691	0.8
38,000		Nippon Telegraph & Telephone Corp.	2,364,317	0.8
78,200		Olympus Corp.	2,807,777	1.0
39,500		Ono Pharmaceutical Co., Ltd.	3,987,308	1.4
42,000		Osaka Securities Exchange Co. Ltd.	1,041,855	0.4
214,800		Rakuten, Inc.	2,422,186	0.8
122,820		Seven & I Holdings Co., Ltd.	4,796,874	1.6
36,300		Shikoku Electric Power Co., Inc.	498,137	0.2
26,400		Softbank Corp.	1,921,905	0.7

See Accompanying Notes to Financial Statements

11

Voya International Core Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

121,190		T&D Holdings, Inc.	1,561,107	0.5
51,000		Takeda Pharmaceutical Co., Ltd.	2,210,766	0.8
696,000		Toshiba Corp.	3,073,618	1.0
			58,970,757	20.2

		Netherlands: 4.3%
22,914		ASML Holding NV	2,284,807	0.8
1,052,981		Koninklijke KPN NV	3,466,128	1.2
46,399	@	NXP Semiconductor NV	3,185,755	1.1
99,773		Royal Dutch Shell PLC - Class A	3,564,051	1.2
			12,500,741	4.3

		Panama: 0.1%
23,900		Avianca Holdings SA ADR	355,871	0.1

		Portugal: 0.5%
108,261		Galp Energia SGPS SA	1,569,617	0.5

		South Korea: 1.6%
64,828	@	SK Hynix, Inc.	2,890,959	1.0
16,483		Korea Electric Power Corp.	723,534	0.2
4,040		POSCO	1,166,902	0.4
			4,781,395	1.6

		Spain: 1.4%
185,578		Banco Bilbao Vizcaya Argentaria S.A.	2,075,667	0.7
385,571		CaixaBank SA	2,107,223	0.7
			4,182,890	1.4

		Sweden: 2.6%
87,845		Assa Abloy AB	4,663,216	1.6
46,974		Electrolux AB	1,330,999	0.5
76,906		SKF AB - B Shares	1,542,537	0.5
			7,536,752	2.6

		Switzerland: 10.4%
32,090		Adecco S.A.	2,175,113	0.8
7,446		Cie Financiere Richemont SA	627,800	0.2
285,718		Glencore PLC	1,465,908	0.5
104,376		Julius Baer Group Ltd.	4,575,606	1.6
107,399		Novartis AG	9,966,936	3.4
21,817		Roche Holding AG - Genusschein	6,438,232	2.2
287,300		UBS AG - Reg	4,995,614	1.7
			30,245,209	10.4

		Taiwan: 2.2%
1,502,000		Taiwan Semiconductor Manufacturing Co., Ltd.	6,510,978	2.2

		United Arab Emirates: 0.7%
59,872		Al Noor Hospitals Group Plc	975,966	0.3
127,114		NMC Health PLC	1,006,549	0.4
			1,982,515	0.7

		United Kingdom: 12.7%
141,191		AstraZeneca PLC	10,313,728	3.5
220,043		BG Group PLC	3,667,227	1.3
322,674		British Sky Broadcasting PLC	4,572,998	1.6
236,722		CRH PLC - London	5,259,992	1.8
14,486	Derwent Valley Holdings PLC	689,207	0.2
129,081	Diageo PLC	3,806,890	1.3
234,189	Direct Line Insurance Group PLC	1,035,968	0.4
75,942	EasyJet PLC	1,824,799	0.6
351,355	@ International Consolidated Airlines Group SA	2,304,874	0.8
23,968	Schroders PLC	926,898	0.3
133,283	WPP PLC	2,603,358	0.9
		37,005,939	12.7

	United States: 3.8%
77,892	Anheuser-Busch InBev Worldwide, Inc.	8,637,777	3.0
57,631	# Electrica SA GDR	745,169	0.2
64,210	@ Markit Ltd.	1,639,923	0.6
		11,022,869	3.8

	Total Common Stock (Cost $269,014,630)	279,737,859	95.9

SHORT-TERM INVESTMENTS: 4.1%
	Mutual Funds: 4.1%
11,928,565	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $11,928,565)	11,928,565	4.1

	Total Short-Term Investments (Cost $11,928,565)	11,928,565	4.1

	Total Investments in Securities (Cost $280,943,195)	$291,666,424	100.0
	Liabilities in Excess of Other Assets	(41,111)	–
	Net Assets	$291,625,313	100.0

††	Rate shown is the 7-day yield as of October 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $282,012,963.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,441,263
Gross Unrealized Depreciation	(10,787,802)

Net Unrealized Appreciation	$9,653,461

Sector Diversification	Percentage of Net Assets
Financials	20.8%
Health Care	16.0
Industrials	14.2
Consumer Discretionary	10.4
Information Technology	9.3

See Accompanying Notes to Financial Statements

12

Voya International Core Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Energy	8.0
Consumer Staples	7.0
Materials	5.3
Telecommunication Services	3.7
Utilities	1.2
Short-Term Investments	4.1
Liabilities in Excess of Other Assets	–
Net Assets	100.0%

See Accompanying Notes to Financial Statements

13

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Argentina: 0.8%
87,200	L	Arcos Dorados Holdings, Inc.	537,152	0.2
5,900	L	Mercadolibre, Inc.	803,285	0.3
19,500		YPF SA ADR	685,815	0.3
			2,026,252	0.8

		Brazil: 11.9%
159,132		All America Latina Logistica SA	436,057	0.2
43,860		Arteris SA	271,702	0.1
148,941	@	B2W Cia Digital	1,940,278	0.8
118,040		Banco do Brasil SA	1,320,977	0.5
142,800	L	Banco Santander Brasil SA ADR	782,544	0.3
60,500	L	Braskem SA ADR	887,535	0.4
55,400		BRF SA ADR	1,443,170	0.6
27,220		Cia Brasileira de Distribuicao ADR	1,137,796	0.5
146,620	L	Cia Energetica de Minas Gerais ADR	847,464	0.3
158,120		Embraer SA	1,530,852	0.6
70,820		Even Construtora e Incorporadora SA	153,192	0.1
24,310		Ez Tec Empreendimentos e Participacoes SA	207,988	0.1
77,300	@,L	Fibria Celulose SA ADR	945,379	0.4
168,600		Gol Linhas Aereas Inteligentes SA ADR	871,662	0.4
23,660		Grendene SA	167,002	0.1
205,700		Hypermarcas SA	1,436,970	0.6
302,453		Itau Unibanco Holding SA ADR	4,464,206	1.8
193,470		Kroton Educacional SA	1,378,861	0.6
205,700		Petroleo Brasileiro SA ADR	2,406,690	1.0
61,380		Porto Seguro SA	735,698	0.3
29,400		Smiles SA	507,817	0.2
55,700		Tim Participacoes SA ADR	1,532,864	0.6
338,259		Tim Participacoes SA	1,838,795	0.7
68,900		Vale SA ADR	695,201	0.3
122,083	L	Vale SA Pref ADR	1,069,447	0.4
			29,010,147	11.9

		Chile: 0.6%
27,300	L	Cia Cervecerias Unidas SA ADR	581,763	0.3
31,600		Sociedad Quimica y Minera de Chile SA ADR	749,868	0.3
			1,331,631	0.6

		China: 20.1%
158,000		Anta Sports Products Ltd.	310,120	0.1
30,320	@	Baidu.com ADR	7,239,506	3.0
5,117,000		Bank of China Ltd.	2,449,259	1.0
1,368,000		China Citic Bank	891,183	0.4

4,686,000		China Construction Bank	3,496,221	1.4
230,000		China Mengniu Diary Co., Ltd.	1,015,957	0.4
23,000		China Mobile Ltd. ADR	1,428,070	0.6
442,000		China Mobile Ltd.	5,499,593	2.3
3,705,850		China Petroleum & Chemical Corp.	3,213,758	1.3
2,316,000		China Telecom Corp., Ltd.	1,476,347	0.6
4,700	L	CNOOC Ltd. ADR	734,939	0.3
1,179,000		CNOOC Ltd.	1,846,183	0.8
1,840,000		Geely Automobile Holdings Ltd.	823,673	0.3
241,000		Great Wall Motor Co. Ltd.	1,059,113	0.4
1,242,000		Huadian Power International Co.	948,703	0.4
552,000		Huaneng Power International, Inc.	678,652	0.3
1,464,000		Industrial and Commercial Bank of China Ltd.	972,037	0.4
1,126,000		Lenovo Group Ltd.	1,659,730	0.7
13,718		Neteasecom ADR	1,299,369	0.5
663,500		Nine Dragons Paper Holdings Ltd.	514,270	0.2
19,210		Perfect World Co., Ltd. ADR	399,184	0.2
7,700		PetroChina Co., Ltd. ADR	966,350	0.4
24,700	@	Sina Corp.	1,011,959	0.4
512,000		Sinotrans Ltd.	406,275	0.2
822,000		Skyworth Digital Holdings Ltd.	450,653	0.2
41,700		Sohu.com, Inc.	2,026,203	0.8
205,000		TCL Communication Technology Holdings Ltd.	201,609	0.1
37,600		Tencent Holdings Ltd.	604,317	0.2
376,000		Tingyi Cayman Islands Holding Corp.	935,392	0.4
216,000		Tsingtao Brewery Co., Ltd.	1,596,712	0.6
2,132,600		Uni-President China Holdings Ltd.	1,971,689	0.8
46,800	@,L	Youku.com, Inc. ADR	917,280	0.4
			49,044,306	20.1

		Cyprus: 0.2%
12,000		QIWI plc ADR	380,040	0.2

		Egypt: 0.1%
35,100		Commercial International Bank Egypt SAE GDR	232,011	0.1

		Greece: 0.1%
28,310		OPAP S.A.	342,974	0.1

		Hong Kong: 0.6%
804,000		Anxin-China Holdings Ltd.	74,695	0.0
184,000		China Singyes Solar Technologies Holdings Ltd.	352,374	0.1

See Accompanying Notes to Financial Statements

14

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

510,000		China South City Holdings Ltd.	230,990	0.1
2,750,000		Rexcapital Financial Holdings Ltd.	283,830	0.1
252,750		Shenzhen International Holdings Ltd.	401,682	0.2
428,000		Truly International Holdings	217,551	0.1
			1,561,122	0.6

		Hungary: 0.1%
17,560		Richter Gedeon Nyrt	267,873	0.1

		India: 7.0%
122,660		Apollo Tyres Ltd.	437,048	0.2
48,350		Bank of Baroda	731,736	0.3
50,110		Canara Bank	328,126	0.1
36,540		HCL Technologies Ltd.	958,383	0.4
79,470		Housing Development Finance Corp.	1,431,311	0.6
25,900		ICICI Bank Ltd. ADR	1,459,724	0.6
125,610		IRB Infrastructure Developers Ltd.	515,630	0.2
133,050		NMDC Ltd.	370,474	0.2
127,250		Oil & Natural Gas Corp., Ltd.	832,797	0.3
28,860		Punjab National Bank	437,630	0.2
210,958	@	Reliance Communications Ltd.	364,299	0.2
69,707		Reliance Industries Ltd. GDR	2,253,090	0.9
193,993		Reliance Industries Ltd.	3,148,544	1.3
91,010		Rural Electrification Corp. Ltd.	447,094	0.2
195,785		Tata Chemicals Ltd.	1,297,623	0.5
35,220		Tata Motors Ltd. ADR	1,658,862	0.7
58,950		UPL Ltd.	333,720	0.1
			17,006,091	7.0

		Indonesia: 1.4%
1,096,300		Astra International Tbk PT	614,708	0.2
1,411,900		Bank Negara Indonesia Persero Tbk PT	695,876	0.3
599,600		Tambang Batubara Bukit Asam Persero Tbk PT	643,284	0.3
5,186,900		Telekomunikasi Indonesia Persero Tbk PT	1,181,304	0.5
187,100		United Tractors Tbk PT	284,203	0.1
			3,419,375	1.4

		Israel: 1.4%
58,800		Teva Pharmaceutical Industries Ltd. ADR	3,320,436	1.4

		Malaysia: 0.2%
974,987		UEM Sunrise Bhd	557,389	0.2

		Mexico: 4.9%
78,100		America Movil SAB de CV ADR	1,906,421	0.8
114,796		Cemex SAB de CV ADR	1,411,991	0.6
69,400	@	Empresas ICA SAB de CV ADR	494,822	0.2

9,800		Fomento Economico Mexicano SAB de CV ADR	943,152	0.4
286,858		Grupo Financiero Banorte	1,838,362	0.7
47,900		Grupo Financiero Santander Mexico SAB de CV ADR	637,070	0.2
106,000		Grupo Lala SAB de CV	241,892	0.1
100,000		Grupo Televisa SAB ADR	3,614,000	1.5
382,899		Wal-Mart de Mexico SA de CV	887,993	0.4
			11,975,703	4.9

		Poland: 0.9%
53,853		Energa SA	400,510	0.2
139,820		PGE SA	917,367	0.4
295,589		Orange Polska SA	885,712	0.3
			2,203,589	0.9

		Russia: 7.3%
239,580		Aeroflot - Russian Airlines OJSC	212,787	0.1
32,960		CTC Media, Inc.	209,625	0.1
206,200		Gazprom OAO ADR	1,366,694	0.5
73,613		Lukoil OAO ADR	3,608,463	1.5
58,868		MegaFon OAO GDR	1,377,511	0.6
76,120		MMC Norilsk Nickel ADR	1,420,337	0.6
131,152		Mobile Telesystems OJSC ADR	1,875,474	0.8
241,310		Moscow Exchange MICEX-RTS OAO	325,701	0.1
185,432		Rosneft Oil Co. GDR	1,032,043	0.4
355,578		Sberbank of Russia ADR	2,698,837	1.1
38,854		Tatneft-sponsored ADR	1,388,754	0.6
46,830		VimpelCom Ltd. ADR ADR	303,458	0.1
66,500	@	Yandex NV	1,903,230	0.8
			17,722,914	7.3

		South Africa: 5.9%
10,500	@	Anglo Platinum Ltd.	331,775	0.1
16,900		AngloGold Ashanti Ltd. ADR	139,763	0.1
70,946	@,L	ArcelorMittal South Africa Ltd.	209,434	0.1
21,840		Barloworld Ltd.	189,735	0.1
24,554		Bidvest Group Ltd.	675,767	0.3
32,861	@	Impala Platinum Holdings Ltd.	239,677	0.1
116,275		MTN Group Ltd.	2,574,684	1.1
44,630		Nedbank Group Ltd.	973,267	0.4
195,200		Network Healthcare Holdings Ltd.	590,556	0.2
45,968		Remgro Ltd.	1,055,518	0.4
15,300		Sasol Ltd. ADR	767,907	0.3
38,480		Sasol Ltd.	1,921,508	0.8
296,294		Steinhoff International Holdings Ltd.	1,515,844	0.6
83,800	@	Telkom SA Ltd.	445,323	0.2
85,842		Vodacom Group Pty Ltd.	1,042,233	0.4

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

219,915		Woolworths Holdings Ltd./South Africa	1,565,687	0.7
			14,238,678	5.9

		South Korea: 19.7%
200		Amorepacific Corp.	429,448	0.2
28,651		BS Financial Group, Inc.	445,829	0.2
7,940		Daesang Corp.	308,422	0.1
1,370		GS Home Shopping, Inc.	276,286	0.1
13,780		Halla Visteon Climate Control Corp.	614,102	0.3
20,760		Hankook Tire Co. Ltd.	1,069,634	0.4
38,140	@	SK Hynix, Inc.	1,700,826	0.7
10,281		Hyundai Motor Co.	1,631,406	0.7
64,300		Industrial Bank Of Korea	940,280	0.4
40,800		KB Financial Group, Inc. ADR	1,578,960	0.7
4,116		KCC Corp.	2,278,758	0.9
3,730		KEPCO Plant Service & Engineering Co. Ltd.	305,653	0.1
28,782		Kia Motors Corp.	1,398,012	0.6
5,200		Korea Electric Power Corp.	228,258	0.1
1,030		Korea Zinc Co., Ltd.	387,891	0.2
56,610		KT Corp. ADR	867,831	0.4
13,923		KT&G Corp.	1,232,781	0.5
13,271		LG Electronics, Inc.	810,482	0.3
1,980		LG Hausys Ltd.	295,433	0.1
55,300	@	LG.Philips LCD Co. Ltd. ADR	830,606	0.3
913		Lotte Chilsung Beverage Co., Ltd.	1,445,174	0.6
646		Lotte Confectionery Co. Ltd.	1,161,716	0.5
4,610		LS Corp.	258,130	0.1
2,259	@	Mando Corp.	425,915	0.2
860		Nong Shim Co., Ltd.	214,713	0.1
14,630		Partron Co. Ltd.	120,467	0.1
9,546		Samsung Electronics Co., Ltd. GDR	5,508,703	2.3
5,061		Samsung Electronics Co., Ltd.	5,901,847	2.4
16,658		Samsung Life Insurance Co. Ltd.	1,816,997	0.7
7,700		Seah Besteel Corp.	230,252	0.1
73,215		Shinhan Financial Group Co., Ltd.	3,445,924	1.4
6,610		SK Holdings Co. Ltd.	1,036,111	0.4
11,740		SK Innovation Co. Ltd.	960,334	0.4
25,000	@	SK Networks Co. Ltd.	256,478	0.1
11,270		SK Telecom Co., Ltd.	2,824,250	1.2
126,800		SK Telecom Co., Ltd. ADR	3,523,772	1.4
40,980	@	Wonik IPS Co. Ltd.	517,905	0.2
7,770		Coway Co., Ltd.	593,991	0.2
			47,873,577	19.7

		Taiwan: 8.4%
273,000		AcBel Polytech, Inc.	308,853	0.1
1,072,000		Advanced Semiconductor Engineering, Inc.	1,293,212	0.5
147,000		Catcher Technology Co., Ltd.	1,240,936	0.5

224,401		Chicony Electronics Co. Ltd.	646,216	0.3
534,000		Compeq Manufacturing Co.	294,794	0.1
208,250		Coretronic Corp.	313,431	0.1
442,747		Hon Hai Precision Industry Co., Ltd.	1,401,294	0.6
248,000	@	Inotera Memories, Inc.	383,278	0.2
396,000		Inventec Co., Ltd.	275,543	0.1
128,276		Kenda Rubber Industrial Co. Ltd.	261,888	0.1
243,171		Lite-On Technology Corp.	341,271	0.1
124,000		MediaTek, Inc.	1,771,087	0.7
312,000		Pegatron Corp.	568,619	0.2
61,000		POU Chen Corp.	67,264	0.0
116,000		Radiant Opto-Electronics Corp.	405,340	0.2
174,549		Realtek Semiconductor Corp.	578,580	0.2
773,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,350,856	1.4
210,681		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,639,195	1.9
325,000		Teco Electric and Machinery Co. Ltd.	361,619	0.2
1,904,000		United Microelectronics Corp.	845,374	0.4
239,000		Vanguard International Semiconductor Corp.	359,068	0.2
97,080		Wistron NeWeb Corp.	218,893	0.1
189,000		Zhen Ding Technology Holding Ltd.	519,278	0.2
			20,445,889	8.4

		Thailand: 2.0%
63,400		Airports of Thailand PCL	471,099	0.2
241,300		Bangkok Bank PCL - Foreign	1,496,463	0.6
1,777,300		Krung Thai Bank PCL	1,271,616	0.5
2,017,900		Quality Houses PCL	266,681	0.1
458,100		Samart Corp. PCL	464,641	0.2
332,600		Supalai PCL	263,270	0.1
482,000		Thai Beverage PCL	287,016	0.1
159,300		Thai Union Frozen Products PCL	364,358	0.2
			4,885,144	2.0

		Turkey: 3.0%
178,521		Enka Insaat Ve Sanayi AS	431,989	0.2
698,201		Eregli Demir ve Celik Fabrikalari TAS	1,455,220	0.6
46,920		TAV Havalimanlari Holding AS	393,615	0.1
60,290		Tofas Truk Otomobil Fabrika	378,276	0.1
41,620		Tupras Turkiye Petrol Rafine	902,699	0.4
271,039	@	Turk Hava Yollari	888,368	0.4
52,700	@	Turkcell Iletisim Hizmet AS ADR	771,001	0.3
548,250		Turkiye Is Bankasi	1,370,846	0.6

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

326,000	Turkiye Vakiflar Bankasi Tao	700,625	0.3
		7,292,639	3.0

	United Arab Emirates: 0.5%
608,750	Air Arabia PJSC	218,522	0.1
244,280	Dubai Islamic Bank PJSC	511,720	0.2
108,001	First Gulf Bank PJSC	543,592	0.2
		1,273,834	0.5

	United Kingdom: 0.2%
58,750	Investec PLC	538,704	0.2

	United States: 0.6%
34,000	@ Yahoo!, Inc.	1,565,700	0.6

	Total Common Stock
	(Cost $226,765,388)	238,516,018	97.9

PREFERRED STOCK: 0.2%
	Brazil: 0.2%
55,570	Banco do Estado do Rio Grande do Sul	331,909	0.1
114,385	Randon Participacoes SA	288,051	0.1

	Total Preferred Stock
	(Cost $750,335)	619,960	0.2

	Total Long-Term Investments
	(Cost $227,515,723)	239,135,978	98.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc(1): 2.5%
1,433,835	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $1,433,850, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,462,512, due 01/01/15-09/20/64)	1,433,835	0.6
301,839	Citigroup, Inc., Repurchase Agreement dated 10/31/14, 0.10%, due 11/03/14 (Repurchase Amount $301,841, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $307,876, due 10/31/16-02/15/41)	301,839	0.1

1,433,835	Daiwa Capital Markets, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,433,853, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,462,512, due 09/24/15-03/01/48)	1,433,835	0.6
1,433,835	Nomura Securities, Repurchase Agreement dated 10/31/14, 0.11%, due 11/03/14 (Repurchase Amount $1,433,848, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,462,512, due 11/03/14-11/01/44)	1,433,835	0.6
1,433,835	State of Wisconsin Investment Board, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,433,853, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,464,398, due 04/15/16-01/15/29)	1,433,835	0.6
		6,037,179	2.5

	Total Short-Term Investments
	(Cost $6,037,179)	6,037,179	2.5

	Total Investments in Securities (Cost $233,552,902)	$245,173,157	100.6
	Liabilities in Excess of Other Assets	(1,564,692)	(0.6)
	Net Assets	$243,608,465	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

Cost for federal income tax purposes is $234,492,808.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,814,908
Gross Unrealized Depreciation	(18,134,559)

Net Unrealized Appreciation	$10,680,349

Sector Diversification	Percentage of Net Assets
Information Technology	22.9%
Financials	18.0
Telecommunication Services	13.1
Energy	11.8
Consumer Discretionary	10.3
Consumer Staples	7.4
Industrials	5.9
Materials	5.3
Utilities	1.7
Health Care	1.7
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Australia: 4.0%
60,727		Amcor Ltd.	630,764	0.1
41,892		Ansell Ltd.	734,815	0.1
112,099		Australia & New Zealand Banking Group Ltd.	3,317,085	0.7
15,934		BHP Billiton Ltd.	476,697	0.1
256,859		Brambles Ltd.	2,160,408	0.4
38,542		Caltex Australia Ltd.	1,061,573	0.2
51,882		Cochlear Ltd.	3,362,589	0.7
5,467		CSL Ltd.	385,987	0.1
209,675		Goodman Group	1,023,678	0.2
5,169		Macquarie Group Ltd.	279,354	0.1
159,424	@,L	Mesoblast Ltd.	590,224	0.1
35,370		Santos Ltd.	405,315	0.1
193,613		Seek Ltd.	2,841,258	0.6
271,901		Treasury Wine Estates Ltd.	1,110,165	0.2
38,632		Woolworths Ltd.	1,226,013	0.3
			19,605,925	4.0

		Austria: 0.1%
65,291		UNIQA Insurance Group AG	728,022	0.1

		Belgium: 0.8%
16,238	@	KBC Groep NV	872,235	0.2
20,761		Solvay S.A.	2,834,284	0.6
			3,706,519	0.8

		Brazil: 0.7%
53,100		BR Malls Participacoes S.A.	426,446	0.1
64,700		Estacio Participacoes SA	749,381	0.1
104,079		Itau Unibanco Holding S.A. ADR	1,536,206	0.3
11,100		Lojas Renner SA	332,386	0.1
10,800		Tim Participacoes SA ADR	297,216	0.1
			3,341,635	0.7

		Canada: 0.9%
11,200		Canadian Natural Resources Ltd.	390,840	0.1
81,715		First Quantum Minerals Ltd.	1,232,559	0.3
14,800		MacDonald Dettwiler & Associates Ltd.	1,128,532	0.2
32,100		Rogers Communications, Inc.	1,207,043	0.2
7,210	@	Seven Generations Energy Ltd.	145,217	0.0
3,300	@	Valeant Pharmaceuticals International, Inc.	438,614	0.1
			4,542,805	0.9

		China: 2.7%
–	@	58.com, Inc. ADR	–	–
4,196	@	Alibaba Group Holding Ltd. ADR	413,726	0.1

15,300	@	Baidu.com ADR	3,653,181	0.7
38,000		Beijing Enterprises Holdings Ltd.	310,258	0.1
395,500		BOC Hong Kong Holdings Ltd.	1,316,584	0.3
84,000		China Mengniu Diary Co., Ltd.	371,045	0.1
222,000		China Overseas Land & Investment Ltd.	644,119	0.1
2,132,000		Industrial and Commercial Bank of China Ltd.	1,415,563	0.3
30,800	@,L	JD.com, Inc. ADR	735,812	0.1
43,975		Mindray Medical International Ltd. ADR	1,281,431	0.3
38,000		Tencent Holdings Ltd.	610,746	0.1
234,000		Tsingtao Brewery Co., Ltd.	1,729,771	0.4
1,300	@	Vipshop Holdings Ltd. ADR	298,077	0.1
188,000		Want Want China Holdings Ltd.	256,727	0.0
			13,037,040	2.7

		Denmark: 2.6%
46,395		Carlsberg A/S	4,091,977	0.9
57,361		Danske Bank A/S	1,575,150	0.3
24,293		GN Store Nord	565,236	0.1
96,527		Novo Nordisk A/S	4,363,283	0.9
42,046		Novozymes A/S	1,947,012	0.4
			12,542,658	2.6

		Finland: 1.1%
56,042		Kone OYJ	2,413,611	0.5
34,065		Sampo OYJ	1,632,305	0.4
71,649		UPM-Kymmene OYJ	1,136,532	0.2
			5,182,448	1.1

		France: 7.9%
2,939		Air Liquide	354,783	0.1
149,161		AXA S.A.	3,445,398	0.7
83,308		BNP Paribas	5,235,241	1.1
18,870		Capgemini S.A.	1,241,572	0.3
37,599		Cie de Saint-Gobain	1,616,186	0.3
106,604		Credit Agricole SA	1,577,553	0.3
12,355		Edenred	342,508	0.1
38,404		Electricite de France SA	1,134,008	0.2
11,345		Eutelsat Communications	367,791	0.1
133,071		Gaz de France	3,230,950	0.7
1,864		Iliad SA	407,609	0.1
26,129		Lafarge S.A.	1,813,360	0.4
34,646		Legrand S.A.	1,864,689	0.4
3,823		Pernod Ricard SA	435,484	0.1
1,699		Kering	327,881	0.1
15,053		Publicis Groupe	1,044,042	0.2
31,802		Renault S.A.	2,365,631	0.5
33,993		Sanofi	3,084,525	0.6
33,741		Schneider Electric SE	2,658,320	0.5
15,778		Sodexho Alliance S.A.	1,522,149	0.3
44,738		Suez Environnement S.A.	753,713	0.1
38,221		Total S.A.	2,281,917	0.5

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

10,584		Valeo SA	1,186,790	0.2
			38,292,100	7.9

		Germany: 2.8%
26,147		Adidas AG	1,905,226	0.4
53,873		Bayer AG	7,705,003	1.6
7,188		Bayerische Motoren Werke AG	770,824	0.1
7,086		Brenntag AG	343,824	0.1
14,970		DaimlerChrysler AG	1,167,194	0.2
10,099		Fresenius AG	519,654	0.1
5,584		RTL Group SA	524,698	0.1
46,752	@	Sky Deutschland AG	394,702	0.1
9,205		Wirecard AG	330,268	0.1
			13,661,393	2.8

		Greece: 0.1%
438,544	@	Piraeus Bank SA	637,741	0.1

		Hong Kong: 2.1%
174,400		AIA Group Ltd.	973,226	0.2
358,000		Cafe de Coral Holdings Ltd.	1,283,621	0.3
167,000		Hang Lung Properties Ltd.	521,496	0.1
95,000		Hutchison Whampoa Ltd.	1,204,653	0.2
48,400		Jardine Matheson Holdings Ltd.	2,900,513	0.6
39,500		Jardine Strategic Holdings Ltd.	1,408,044	0.3
1,076,000		Li & Fung Ltd.	1,311,363	0.3
93,000		Wharf Holdings Ltd.	687,839	0.1
			10,290,755	2.1

		India: 1.3%
1,828		Axis Bank Ltd. GDR	64,364	0.0
74,737		Axis Bank Ltd.	534,844	0.1
55,737		Bharti Airtel Ltd.	362,206	0.1
39,630		Housing Development Finance Corp.	713,764	0.1
5,870		Infosys Ltd.	389,126	0.1
14,557		Infosys Ltd. ADR	973,281	0.2
120,797		Mahindra & Mahindra Ltd. GDR	2,597,136	0.6
97,637		NTPC Ltd.	238,457	0.0
164,956		Power Grid Corp. of India Ltd.	391,422	0.1
3,706		Tata Consultancy Services Ltd.	157,405	0.0
			6,422,005	1.3

		Indonesia: 0.2%
384,900		Bank Central Asia Tbk PT	415,515	0.1
1,301,600		Sarana Menara Nusantara Tbk PT	441,586	0.1
			857,101	0.2

		Ireland: 0.7%
94,245		James Hardie Industries SE	1,005,281	0.2
39,027		Ryanair Holdings PLC ADR	2,167,560	0.5
			3,172,841	0.7

		Israel: 0.6%
156,318	@,L	Protalix BioTherapeutics, Inc.	343,900	0.1
44,600		Teva Pharmaceutical Industries Ltd. ADR	2,518,562	0.5
			2,862,462	0.6

		Italy: 2.7%
97,556		Assicurazioni Generali S.p.A.	2,001,889	0.4
53,512		Altantia S.p.A.	1,263,803	0.3
445,443		Enel S.p.A.	2,276,175	0.5
135,732		ENI S.p.A.	2,891,754	0.6
48,562		Exor S.p.A.	2,119,067	0.4
22,297		Moncler S.p.A.	309,466	0.1
684,372	@	Telecom Italia S.p.A.	775,586	0.1
176,691		Unione di Banche Italiane SCPA	1,387,640	0.3
			13,025,380	2.7

		Japan: 19.0%
24,900		AEON Financial Service Co., Ltd.	520,375	0.1
22,000		Air Water, Inc.	350,687	0.1
77,100		Asahi Group Holdings, Ltd.	2,391,554	0.5
26,900		Asics Corp.	629,916	0.1
2,600		Calbee, Inc.	91,063	0.0
41,800		Daikin Industries Ltd.	2,612,838	0.5
193,300		Daiwa House Industry Co., Ltd.	3,657,157	0.8
7,200		Denso Corp.	330,002	0.1
27,900		Don Quijote Holdings Co. Ltd.	1,671,654	0.3
14,000		FamilyMart Co., Ltd.	562,142	0.1
469,000		Hitachi Ltd.	3,685,156	0.8
34,200		Inpex Holdings, Inc.	437,433	0.1
65,800		Japan Airlines Co. Ltd.	1,766,867	0.4
135,100		Japan Tobacco, Inc.	4,609,484	0.9
35,200		LIXIL Group Corp.	771,949	0.2
67,600		Kao Corp.	2,636,002	0.5
57,200		KDDI Corp.	3,756,293	0.8
14,500		Koito Manufacturing Co., Ltd.	436,918	0.1
13,600		Makita Corp.	761,588	0.2
16,000		Mitsubishi Estate Co., Ltd.	407,596	0.1
814,800		Mitsubishi UFJ Financial Group, Inc.	4,749,644	1.0
135,900		Mitsui & Co., Ltd.	2,051,962	0.4
65,000		Mitsui Fudosan Co., Ltd.	2,090,819	0.4
160,100		MS&AD Insurance Group Holdings, Inc.	3,460,846	0.7
16,100		Nabtesco Corp.	389,628	0.1
50,000		NH Foods Ltd.	1,152,985	0.2
50,100		Nippon Telegraph & Telephone Corp.	3,117,165	0.6
204,200		Nomura Holdings, Inc.	1,275,512	0.3
84,500		Olympus Corp.	3,033,979	0.6
84,200		ORIX Corp.	1,168,716	0.2
34,000		Otsuka Holdings Co. Ltd.	1,192,654	0.2
199,700		Rakuten, Inc.	2,251,912	0.5
1,800		Recruit Holdings Co. Ltd.	59,212	0.0
81,800		Ricoh Co., Ltd.	844,778	0.2

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

24,400		Sankyo Co., Ltd.	887,942	0.2
73,700		Seven & I Holdings Co., Ltd.	2,878,437	0.6
33,400		Shimano, Inc.	4,429,019	0.9
109,400		Shiseido Co., Ltd.	1,815,401	0.4
7,200		SMC Corp.	2,042,161	0.4
32,400		Softbank Corp.	2,358,701	0.5
73,300		Sony Corp.	1,447,185	0.3
13,600		Start Today Co. Ltd.	294,266	0.1
22,700		Sugi Holdings Co., Ltd.	991,381	0.2
56,200		Sumitomo Corp.	599,638	0.1
92,900		Sumitomo Mitsui Financial Group, Inc.	3,788,733	0.8
9,700		Takeda Pharmaceutical Co., Ltd.	420,479	0.1
111,500		THK Co., Ltd.	2,804,545	0.6
22,000		Tokio Marine Holdings, Inc.	705,499	0.1
75,100		Toyota Motor Corp.	4,519,309	0.9
22,600		United Arrows Ltd.	846,936	0.2
117,100		Yahoo! Japan Corp.	421,866	0.1
50,100		Yamaha Motor Co., Ltd.	947,779	0.2
52,000		Yamato Holdings Co., Ltd.	1,111,874	0.2
			92,237,637	19.0

		Luxembourg: 0.1%
9,107	@	Altice SA	567,083	0.1

		Macau: 0.2%
164,800		Sands China Ltd.	1,027,876	0.2

		Malaysia: 0.1%
429,100		Astro Malaysia Holdings Bhd	430,656	0.1

		Mexico: 0.1%
21,000		Grupo Financiero Banorte	134,581	0.0
120,700		Wal-Mart de Mexico SA de CV	279,919	0.1
			414,500	0.1

		Netherlands: 3.5%
7,894		ASML Holding NV	787,129	0.2
51,753		Airbus Group NV	3,089,706	0.6
608,760		Koninklijke KPN NV	2,003,873	0.4
7,100	@	NXP Semiconductor NV	487,486	0.1
15,059	@	NXP Semiconductor NV	1,037,337	0.2
254,145		Royal Dutch Shell PLC - Class A	9,078,464	1.9
18,233		Royal Dutch Shell PLC - Class B	673,623	0.1
			17,157,618	3.5

		New Zealand: 0.3%
517,484	L	Trade Me Ltd.	1,589,160	0.3

		Norway: 0.6%
61,470		DnB NOR ASA	1,129,344	0.2
242,967		Norsk Hydro ASA	1,360,352	0.3
52,713		Petroleum Geo-Services ASA	261,815	0.1
			2,751,511	0.6

		Philippines: 0.3%
2,475,200		Alliance Global Group, Inc.	1,394,992	0.3

		Portugal: 0.0%
16,890		Jeronimo Martins	147,815	0.0

		Russia: 0.3%
5,958		Magnit PJSC GDR	399,897	0.1
42,385		MMC Norilsk Nickel ADR	790,870	0.1
33,477		Sberbank of Russia ADR	254,090	0.1
			1,444,857	0.3

		Singapore: 0.6%
167,454		United Overseas Bank Ltd.	3,000,053	0.6

		South Africa: 0.9%
16,446		Aspen Pharmacare Holdings Ltd.	587,553	0.1
217,506		Clicks Group Ltd.	1,480,967	0.3
18,116		Naspers Ltd.	2,259,593	0.5
			4,328,113	0.9

		South Korea: 1.4%
1,001		LG Household & Health Care Ltd.	583,518	0.1
410		NAVER Corp.	290,125	0.1
2,700		Samsung Electronics Co., Ltd. GDR	1,558,087	0.3
1,580		Samsung Electronics Co., Ltd.	1,842,505	0.4
9,107		Samsung Fire & Marine Insurance Co. Ltd.	2,452,153	0.5
			6,726,388	1.4

		Spain: 2.2%
11,684		Amadeus IT Holding S.A.	429,879	0.1
190,806		Banco Popular Espanol SA	1,096,029	0.2
48,643		Banco Bilbao Vizcaya Argentaria S.A.	544,066	0.1
23,125		Corporacion Financiera Alba SA	1,273,679	0.3
287,091		Distribuidora Internacional de Alimentacion SA	1,824,110	0.4
77,156	@	Gestevision Telecinco SA	968,642	0.2
58,937	L	Inditex SA	1,658,079	0.3
10,358		Red Electrica de Espana	905,095	0.2
96,591		Repsol YPF S.A.	2,158,708	0.4
			10,858,287	2.2

		Sweden: 4.8%
39,415		Assa Abloy AB	2,092,329	0.4
128,790		Atlas Copco AB - Class B	3,411,369	0.7
94,697		Electrolux AB	2,683,220	0.6
19,961		Hexagon AB	673,596	0.1
46,203		Investor AB	1,658,346	0.3
148,029		Kinnevik Investment AB	4,700,348	1.0
25,124		Svenska Cellulosa AB SCA	562,941	0.1

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

117,234		Svenska Handelsbanken AB	5,604,397	1.2
73,482		Swedbank AB	1,947,323	0.4
			23,333,869	4.8

		Switzerland: 8.1%
8,350		Cie Financiere Richemont SA	704,020	0.1
30,409		Credit Suisse Group	810,211	0.2
3,307	@	Dufry Group	476,771	0.1
32,882		GAM Holding AG	561,555	0.1
6,567		Geberit AG - Reg	2,241,550	0.5
281,644		Glencore PLC	1,445,006	0.3
10,793		Holcim Ltd.	766,029	0.1
10,579		Julius Baer Group Ltd.	463,759	0.1
109,160		Nestle S.A.	8,005,155	1.6
67,309		Novartis AG	6,246,469	1.3
29,391		Roche Holding AG - Genusschein	8,673,332	1.8
12,479		Schindler Holding AG - Part Cert	1,745,653	0.4
140		SGS S.A.	307,793	0.1
3,112		Sonova Holding AG - Reg	485,257	0.1
1,912		Swatch Group AG - BR	906,981	0.2
1,217		Syngenta AG	376,366	0.1
94,119		UBS AG - Reg	1,636,555	0.3
18,918		Wolseley PLC	1,006,054	0.2
7,632		Zurich Insurance Group AG	2,309,662	0.5
			39,168,178	8.1

		Taiwan: 1.5%
72,000		Asustek Computer, Inc.	735,133	0.1
330,435		Hon Hai Precision Industry Co., Ltd. GDR	2,086,697	0.4
175,000		Taiwan Semiconductor Manufacturing Co., Ltd.	758,603	0.2
168,000		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,699,360	0.8
			7,279,793	1.5

		Thailand: 0.2%
134,000		CP ALL PCL	187,193	0.0
997,700		Krung Thai Bank PCL	713,830	0.2
			901,023	0.2

		Turkey: 0.6%
798,517		Turkiye Garanti Bankasi A/S	3,116,527	0.6

		United Arab Emirates: 0.1%
25,046		DP World Ltd.	483,241	0.1

		United Kingdom: 19.0%
28,140		Anglo American PLC	594,132	0.1
53,315		ARM Holdings PLC	754,797	0.2
71,668	@	ASOS PLC	3,055,956	0.6
38,456		AstraZeneca PLC	2,809,136	0.6
916,272		Barclays PLC	3,523,892	0.7
410,186		BG Group PLC	6,836,142	1.4
75,000		BHP Billiton PLC	1,937,737	0.4
160,421		BP PLC	1,154,209	0.2
62,114		British American Tobacco PLC	3,520,456	0.7
33,161		British Sky Broadcasting PLC	469,964	0.1

23,750		Burberry Group PLC	583,619	0.1
53,138		Capita Group PLC	934,264	0.2
196,294		CNH Industrial NV	1,601,832	0.3
32,672		Compass Group PLC	527,354	0.1
216,760		Direct Line Insurance Group PLC	958,868	0.2
15,983		EasyJet PLC	384,053	0.1
41,657		Experian Group Ltd.	626,358	0.1
211,900		Hargreaves Lansdown PLC	3,376,452	0.7
467,820		HSBC Holdings PLC	4,769,573	1.0
328,500	@	Imagination Technologies Group PLC	1,004,830	0.2
45,000		Imperial Tobacco Group PLC	1,954,874	0.4
175,197		Informa PLC	1,350,651	0.3
35,768		InterContinental Hotels Group PLC	1,358,645	0.3
192,039	@	International Consolidated Airlines Group SA	1,259,768	0.3
49,347		Intertek Group PLC	2,150,838	0.4
222,308		John Wood Group PLC	2,358,701	0.5
70,090		Johnson Matthey PLC	3,346,195	0.7
207,000	@,L	KAZ Minerals PLC	763,684	0.2
1,817,074	@	Lloyds TSB Group PLC	2,243,877	0.5
292,175	@	Mitchells & Butlers PLC	1,778,397	0.4
17,754		Provident Financial PLC	603,746	0.1
226,818		Prudential PLC	5,252,181	1.1
99,584		Reed Elsevier PLC	1,638,872	0.3
230,578		Rexam PLC	1,757,428	0.4
59,284		Rightmove PLC	2,005,187	0.4
65,200		Rio Tinto PLC	3,102,296	0.6
82,555		Rolls-Royce Holdings PLC	1,118,159	0.2
36,019		SABMiller PLC	2,037,333	0.4
32,379		Shire PLC	2,172,522	0.5
147,752		Standard Chartered PLC	2,224,051	0.5
702,231		Taylor Wimpey PLC	1,333,927	0.3
16,753		Tullow Oil PLC	130,740	0.0
82,453		Unilever PLC	3,316,698	0.7
1,215,089		Vodafone Group PLC	4,040,707	0.8
43,000		Weir Group PLC	1,571,594	0.3
146,415		William Hill PLC	845,534	0.2
45,639		WPP PLC	891,446	0.2
			92,031,675	19.0

		United States: 2.2%
27,626		Anheuser-Busch InBev Worldwide, Inc.	3,063,565	0.6
52,148		Coca-Cola Enterprises, Inc.	2,260,616	0.4
8,000		Las Vegas Sands Corp.	498,080	0.1
9,300		Liberty Global PLC - Class A	422,871	0.1
12,300		Liberty Global PLC - Class C	546,981	0.1
8,752		Mettler Toledo International, Inc.	2,262,129	0.5
705	@	Priceline.com, Inc.	850,378	0.2
110,700		Samsonite International SA	367,826	0.1

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

1,700	Wynn Resorts Ltd.	323,017	0.1
		10,595,463	2.2

	Total Common Stock
	(Cost $451,052,010)	472,895,145	97.4

PREFERRED STOCK: 0.4%
	Brazil: 0.1%
28,772	Itau Unibanco Holding S.A.	426,721	0.1

	Germany: 0.3%
14,899	Porsche AG	1,223,390	0.2
1,805	Volkswagen AG	386,002	0.1
		1,609,392	0.3

	United Kingdom: 0.0%
7,429,950	Rolls-Royce Holdings PLC - C shares	11,886	0.0

	United States: 0.0%
911	Peixe Urbano, Inc. - Series A	100	0.0
4,440	Peixe Urbano, Inc. - Series C	9,857	0.0
		9,957	0.0

	Total Preferred Stock
	(Cost $2,561,060)	2,057,956	0.4

	Total Long-Term Investments
	(Cost $453,613,070)	474,953,101	97.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc(1): 1.1%
271,193	Bank of Nova Scotia, Repurchase Agreement dated 10/31/14, 0.09%, due 11/03/14 (Repurchase Amount $271,195, collateralized by various U.S. Government Securities, 0.125%-3.750%, Market Value plus accrued interest $276,619, due 01/15/16-02/15/43)	271,193	0.0
1,288,246	Cantor Fitzgerald, Repurchase Agreement dated 10/31/14, 0.13%, due 11/03/14 (Repurchase Amount $1,288,260, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,314,011, due 01/01/15-09/20/64)	1,288,246	0.3

1,288,246	Daiwa Capital Markets, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,288,262, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,314,011, due 09/24/15-03/01/48)	1,288,246	0.3
1,288,246	Nomura Securities, Repurchase Agreement dated 10/31/14, 0.11%, due 11/03/14 (Repurchase Amount $1,288,258, collateralized by various U.S. Government Agency Obligations, 0.000%-7.250%, Market Value plus accrued interest $1,314,011, due 11/03/14-11/01/44)	1,288,246	0.3
1,288,246	State of Wisconsin Investment Board, Repurchase Agreement dated 10/31/14, 0.15%, due 11/03/14 (Repurchase Amount $1,288,262, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $1,315,706, due 04/15/16-01/15/29)	1,288,246	0.2
		5,424,177	1.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
3,473,477	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††	3,473,477	0.7
1,117,712	T. Rowe Price Reserve Investment Fund, 0.053%††	1,117,712	0.3
	Total Mutual Funds
	(Cost $4,591,189)	4,591,189	1.0

	Total Short-Term Investments
	(Cost $10,015,366)	10,015,366	2.1

	Total Investments in Securities (Cost $463,628,436)	$484,968,467	99.9
	Assets in Excess of Other Liabilities	261,922	0.1
	Net Assets	$485,230,389	100.0

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of October 31, 2014.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2014.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $466,169,844.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$43,288,424
Gross Unrealized Depreciation	(24,489,801)

Net Unrealized Appreciation	$18,798,623

Sector Diversification	Percentage of Net Assets
Financials	23.4%
Consumer Discretionary	15.2
Industrials	13.9
Health Care	11.1
Consumer Staples	11.0
Energy	6.2
Materials	5.8
Information Technology	5.6
Telecommunication Services	3.8
Utilities	1.8
Short-Term Investments	2.1
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

24

VOYA Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Australia: 6.3%
17,343,500		Federation Centres Ltd	41,648,774	0.8
13,163,409		Goodman Group	64,266,595	1.2
8,449,809		Investa Office Fund	26,660,115	0.5
43,434,185		Mirvac Group	68,909,132	1.3
14,808,044	@	Scentre Group	47,236,938	0.9
15,377,642		Stockland	57,493,796	1.1
3,259,026		Westfield Corp.	22,901,248	0.5
			329,116,598	6.3

		Canada: 1.0%
483,400		Boardwalk Real Estate Investment Trust	30,623,983	0.6
454,500		Canadian Real Estate Investment Trust	19,957,593	0.4
			50,581,576	1.0

		France: 3.1%
239,915		ICADE	19,088,213	0.4
1,287,540		Klepierre	55,727,127	1.1
817,800		Mercialys	18,062,538	0.3
264,414		Unibail-Rodamco SE	67,797,650	1.3
			160,675,528	3.1

		Germany: 1.4%
1,086,173		LEG Immobilien AG	75,070,281	1.4

		Hong Kong: 6.3%
6,429,300		Hang Lung Properties Ltd.	20,076,974	0.4
8,939,994		Hongkong Land Holdings Ltd.	62,346,803	1.2
4,344,500		Link Real Estate Investment Trust	25,548,253	0.5
30,888,700		New World Development Ltd.	38,827,321	0.7
9,427,500		Sun Hung Kai Properties Ltd.	140,668,712	2.7
13,546,800		Swire Properties Ltd.	43,408,140	0.8
			330,876,203	6.3

		Japan: 14.2%
19,837		GLP J-Reit	22,509,589	0.4
20,150		Japan Hotel REIT Investment Corp.	12,498,713	0.2
10,089		Japan Real Estate Investment Corp.	54,977,491	1.1
33,354		Japan Retail Fund Investment Corp.	67,156,510	1.3
5,022		Kenedix Office Investment Corp.	26,854,656	0.5
7,253,223		Mitsubishi Estate Co., Ltd.	184,774,106	3.5
6,456,688		Mitsui Fudosan Co., Ltd.	207,688,668	4.0
12,940		Nippon Prologis REIT, Inc.	30,027,082	0.6
1,871,000		NTT Urban Development Corp.	21,176,058	0.4
16,114		Orix JREIT, Inc.	21,484,214	0.4

1,415,900		Sumitomo Realty & Development Co., Ltd.	53,080,626	1.0
1,152,800		Tokyo Tatemono Co., Ltd.	10,063,198	0.2
19,533		United Urban Investment Corp.	30,827,086	0.6
			743,117,997	14.2

		Luxembourg: 0.9%
2,412,933	@	GAGFAH SA	45,124,269	0.9

		Netherlands: 1.1%
300,055		Corio NV	14,605,061	0.3
413,868		Eurocommercial Properties NV	18,893,521	0.4
4,354,615		Nieuwe Steen Investments Funds NV	21,631,592	0.4
			55,130,174	1.1

		Singapore: 3.6%
34,568,600		CapitaCommercial Trust	44,948,652	0.8
18,296,000		CapitaLand Ltd.	45,171,310	0.9
29,387,600		Global Logistic Properties Ltd.	62,976,595	1.2
25,720,700		Suntec Real Estate Investment Trust	35,734,355	0.7
			188,830,912	3.6

		Sweden: 0.9%
1,714,901		Castellum AB	26,298,249	0.5
21,862		Fabege AB	280,635	0.0
1,625,909		Hufvudstaden AB	21,097,755	0.4
			47,676,639	0.9

		Switzerland: 0.4%
272,152		PSP Swiss Property AG	23,357,918	0.4

		United Kingdom: 7.2%
6,862,753		British Land Co. PLC	80,133,993	1.5
1,118,870		Derwent Valley Holdings PLC	53,232,989	1.0
4,799,728		Great Portland Estates PLC	52,825,809	1.0
5,940,069		Hammerson PLC	58,354,935	1.1
6,000,068		Land Securities Group PLC	106,465,031	2.1
4,726,330		Safestore Holdings Ltd.	15,726,207	0.3
1,438,670		Unite Group PLC	9,836,570	0.2
			376,575,534	7.2

		United States: 52.4%
5,757,800		American Realty Capital Properties, Inc.	51,071,686	1.0
764,608		AvalonBay Communities, Inc.	119,156,511	2.3
2,042,212		BioMed Realty Trust, Inc.	44,356,845	0.9
676,280		Boston Properties, Inc.	85,718,490	1.6
1,934,231		Brandywine Realty Trust	29,845,184	0.6
1,041,000		Brixmor Property Group, Inc.	25,358,760	0.5
2,343,150		Cousins Properties, Inc.	30,484,381	0.6

See Accompanying Notes to Financial Statements

1

VOYA Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

3,954,200	DCT Industrial Trust, Inc.	33,887,494	0.7
4,446,000	DDR Corp.	80,650,440	1.5
2,096,800	Douglas Emmett, Inc.	58,982,984	1.1
3,393,700	Duke Realty Corp.	64,344,552	1.2
2,681,700	Equity Residential	186,539,052	3.6
483,602	Essex Property Trust, Inc.	97,571,540	1.9
4,110,711	General Growth Properties, Inc.	106,508,522	2.0
2,290,100	Health Care Real Estate Investment Trust, Inc.	162,849,011	3.1
1,449,200	Healthcare Realty Trust, Inc.	38,360,324	0.7
2,455,440	Healthcare Trust of America, Inc.	31,527,850	0.6
603,580	Highwoods Properties, Inc.	25,875,475	0.5
1,052,800	Hilton Worldwide Holdings, Inc.	26,572,672	0.5
6,499,235	Host Hotels & Resorts, Inc.	151,497,168	2.9
1,304,800	Kilroy Realty Corp.	88,387,152	1.7
2,064,130	Kimco Realty Corp.	51,500,043	1.0
2,784,400	Lexington Realty Trust	30,517,024	0.6
678,626	Liberty Property Trust	23,595,826	0.5
898,441	Macerich Co.	63,340,090	1.2
634,400	Pebblebrook Hotel Trust	27,025,440	0.5
770,900	Post Properties, Inc.	43,124,146	0.8
3,486,182	ProLogis, Inc.	145,199,480	2.8
360,024	Public Storage, Inc.	66,366,824	1.3
1,236,400	Ramco-Gershenson Properties	21,612,272	0.4
1,198,430	Simon Property Group, Inc.	214,770,640	4.1
1,006,330	SL Green Realty Corp.	116,432,381	2.2
4,559,800	Spirit Realty Capital, Inc.	54,261,620	1.0
1,727,200	@ Strategic Hotel Capital, Inc.	22,194,520	0.4
575,500	Sun Communities, Inc.	33,361,735	0.6
1,772,300	Sunstone Hotel Investors, Inc.	27,133,913	0.5
443,820	Tanger Factory Outlet Centers, Inc.	15,875,441	0.3
474,040	Taubman Centers, Inc.	36,050,742	0.7
3,049,555	UDR, Inc.	92,188,048	1.8
1,073,302	Vornado Realty Trust	117,505,103	2.2
		2,741,601,381	52.4

	Total Common Stock (Cost $3,749,726,146)	5,167,735,010	98.8

WARRANTS: 0.0%
	Hong Kong: 0.0%
360,291	@ Sun Hung Kai Properties Ltd.	782,358	0.0

	Total Warrants (Cost $111,517)	782,358	0.0

	Total Long-Term Investments (Cost $3,749,837,663)	5,168,517,368	98.8

SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
51,490,758	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $51,490,758)	51,490,758	1.0

	Total Short-Term Investments (Cost $51,490,758)	51,490,758	1.0

	Total Investments in Securities (Cost $3,801,328,421)	$5,220,008,126	99.8
	Assets in Excess of Other Liabilities	8,991,954	0.2
	Net Assets	$5,229,000,080	100.0

††	Rate shown is the 7-day yield as of October 31, 2014.
@	Non-income producing security
Cost for federal income tax purposes is $4,042,374,410.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,332,282,131
Gross Unrealized Depreciation	(154,648,415)

Net Unrealized Appreciation	$1,177,633,716

REIT Diversification	Percentage of Net Assets
Retail REITs	21.0%
Diversified REITs	15.5
Diversified Real Estate Activities	13.4
Residential REITs	12.6
Office REITs	12.4
Real Estate Operating Companies	6.8
Specialized REITs	6.2
Industrial REITs	5.7
Hotels, Resorts & Cruise Lines	4.3
Real Estate Services	0.9
Assets in Excess of Other Liabilities*	1.2
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

2

VOYA International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.1%
	Australia: 12.5%
2,416,816	Goodman Group	11,799,416	1.9
1,149,920	Investa Office Fund	3,628,129	0.6
8,737,311	Mirvac Group	13,861,904	2.2
3,813,565	Peet Ltd.	4,068,788	0.6
1,996,555	Scentre Group	6,368,913	1.0
4,999,971	Stockland	18,693,849	2.9
2,936,057	Westfield Corp.	20,631,738	3.3
		79,052,737	12.5

	Austria: 0.2%
61,100	CA Immobilien Anlagen AG	1,171,931	0.2

	Canada: 3.4%
131,500	Allied Properties Real Estate Investment Trust	4,150,175	0.6
140,200	Boardwalk Real Estate Investment Trust	8,881,842	1.4
198,400	Canadian Real Estate Investment Trust	8,711,962	1.4
		21,743,979	3.4

	China: 1.0%
1,069,500	China Overseas Land & Investment Ltd.	3,103,086	0.5
1,266,600	China Resources Land Ltd.	3,012,638	0.5
		6,115,724	1.0

	Finland: 0.6%
662,100	Citycon Oyj	2,145,144	0.3
406,200	Sponda OYJ	1,859,806	0.3
		4,004,950	0.6

	France: 6.7%
26,699	Fonciere Des Regions	2,454,584	0.4
12,646	Gecina S.A.	1,711,500	0.3
56,906	ICADE	4,527,578	0.7
129,489	Klepierre	5,604,525	0.9
226,901	Mercialys	5,011,504	0.8
90,138	Unibail-Rodamco SE	23,112,031	3.6
		42,421,722	6.7

	Germany: 3.8%
249,776	Alstria Office REIT-AG	3,100,974	0.5
184,678	Deutsche Annington Immobilien SE	5,345,847	0.8
110,194	Deutsche Euroshop AG	4,930,138	0.8
110,881	Deutsche Wohnen AG	2,502,765	0.4
119,009	LEG Immobilien AG	8,225,245	1.3
		24,104,969	3.8

	Hong Kong: 14.1%
2,706,400	Hang Lung Properties Ltd.	8,451,359	1.3
2,556,094	Hongkong Land Holdings Ltd.	17,825,995	2.8
1,646,500	Hysan Development Co., Ltd.	7,512,737	1.2
11,198,900	New World Development Ltd.	14,077,099	2.2

1,940,703		Sun Hung Kai Properties Ltd.	28,957,432	4.6
3,890,026		Swire Properties Ltd.	12,464,847	2.0
			89,289,469	14.1

		Italy: 0.2%
2,249,200		Beni Stabili S.p.A.	1,550,871	0.2

		Japan: 29.6%
4,837		Fukuoka REIT Corp.	9,017,629	1.4
8,398		GLP J-Reit	9,529,441	1.5
6,463		Hulic Reit, Inc.	9,820,502	1.5
9,261		Japan Hotel REIT Investment Corp.	5,744,446	0.9
1,550		Kenedix Office Investment Corp.	8,288,474	1.3
1,612,200		Mitsubishi Estate Co., Ltd.	41,070,406	6.5
1,314,177		Mitsui Fudosan Co., Ltd.	42,272,396	6.7
5,387		Mori Hills REIT Investment Corp.	7,522,822	1.2
9,810		Orix JREIT, Inc.	13,079,318	2.1
496,400		Hulic Co. Ltd.	5,491,904	0.9
634,000		Sumitomo Realty & Development Co., Ltd.	23,768,004	3.7
678,000		Tokyo Tatemono Co., Ltd.	5,918,501	0.9
4,064		United Urban Investment Corp.	6,413,827	1.0
			187,937,670	29.6

		Luxembourg: 0.5%
163,453		GAGFAH SA	3,056,735	0.5

		Netherlands: 1.5%
84,931		Corio NV	4,133,984	0.6
65,800		Eurocommercial Properties NV	3,003,841	0.5
499,182		Nieuwe Steen Investments Funds NV	2,479,691	0.4
			9,617,516	1.5

		Singapore: 7.8%
5,300,641		CapitaCommercial Trust	6,892,286	1.1
5,548,500		CapitaLand Ltd.	13,698,787	2.2
541,900		City Developments Ltd.	3,988,346	0.6
6,050,762		Global Logistic Properties Ltd.	12,966,571	2.0
2,781,705		Mapletree Commercial Trust	3,095,210	0.5
6,444,856		Suntec Real Estate Investment Trust	8,953,985	1.4
			49,595,185	7.8

		Spain: 0.5%
232,224	@	Hispania Activos Inmobiliarios SAU	2,851,909	0.5

		Sweden: 1.7%
239,220		Castellum AB	3,668,473	0.6
297,062		Fabege AB	3,813,287	0.6
266,373		Hufvudstaden AB	3,456,449	0.5
			10,938,209	1.7

See Accompanying Notes to Financial Statements

3

VOYA International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2014 (continued)

	Switzerland: 0.8%
31,377	PSP Swiss Property AG	2,692,986	0.4
30,476	Swiss Prime Site AG	2,316,998	0.4
		5,009,984	0.8

	United Kingdom: 12.2%
1,347,296	British Land Co. PLC	15,731,909	2.5
558,054	Capital & Counties Properties PLC	3,052,866	0.5
156,861	Derwent Valley Holdings PLC	7,463,047	1.2
746,855	Great Portland Estates PLC	8,219,886	1.3
1,264,842	Hammerson PLC	12,425,743	1.9
876,622	Land Securities Group PLC	15,554,755	2.4
412,557	@ Quintain Estates & Development PLC	542,045	0.1
1,082,024	Safestore Holdings Ltd.	3,600,285	0.6
391,914	Segro PLC	2,387,643	0.4
161,833	Shaftesbury PLC	1,853,965	0.3
411,470	ST Modwen Properties PLC	2,385,006	0.4
622,030	Unite Group PLC	4,252,985	0.6
		77,470,135	12.2

	Total Common Stock
	(Cost $497,454,851)	615,933,695	97.1

WARRANTS: 0.3%
	Hong Kong: 0.3%
991,779	Sun Hung Kai Properties Ltd.	2,153,609	0.3

	Total Warrants
	(Cost $1,249,422)	2,153,609	0.3

	Total Investments in Securities (Cost $498,704,273)	$618,087,304	97.4
	Assets in Excess of Other Liabilities	16,456,949	2.6
	Net Assets	$634,544,253	100.0

@	Non-income producing security
Cost for federal income tax purposes is $543,896,343.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$100,106,940
Gross Unrealized Depreciation	(25,915,979)

Net Unrealized Appreciation	$74,190,961

REIT Diversification	Percentage of Net Assets
Diversified Real Estate Activities	30.1%
Retail REITs	17.5
Diversified REITs	17.4
Real Estate Operating Companies	15.3
Office REITs	7.5
Industrial REITs	4.3
Real Estate Development	3.2
Residential REITs	1.4
Real Estate Services	0.5

Specialized REITs	0.2
Assets in Excess of Other Liabilities	2.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 19, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 19, 2016

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